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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-01424

                                AIM Equity Funds
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/08

Item 1. Reports to Stockholders.

[INVESCO AIM LOGO]      AIM CAPITAL DEVELOPMENT FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        12   Financial Statements
                        15   Notes to Financial Statements
                        21   Financial Highlights
                        23   Auditor's Report
                        24   Fund Expenses
                        25   Approval of Investment Advisory Agreement
                        28   Tax Information
                        29   Trustees and Officers

                   Dear Shareholder:

                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW

                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve;

(2) Lipper Inc.


2               AIM CAPITAL DEVELOPMENT FUND

                   Dear Fellow Shareholders:

                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
     [CROCKETT     believes in the wisdom of a long-term perspective and consistent investment
       PHOTO]      discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
   Bruce Crockett  the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM CAPITAL DEVELOPMENT FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                          We consider selling a stock for any of
                                                                                          the following reasons:
For the fiscal year ended October 31, 2008, Class A shares of AIM Capital Development
Fund, at net asset value, had negative returns and underperformed the broad market, as    o  There is a change in fundamentals,
measured by the S&P 500 Index, and the Fund's style-specific benchmark, the Russell          market capitalization or deterioration
Midcap Growth Index.                                                                         in the timeliness profile.

   Underperformance was due to both stock selection and sector allocation. Your Fund's    o  The price target set at purchase has
   Your Fund's long-term performance appears later in this report.                           been reached.

FUND VS. INDEXES                                                                          o  The investment thesis is no longer
                                                                                             valid.
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does
not include applicable contingent deferred sales charges (CDSC) or front-end sales        o  Insider selling indicates potential
charges, which would have reduced performance.                                               issues.

Class A Shares                                                                  -45.35%   MARKET CONDITIONS AND YOUR FUND
Class B Shares                                                                  -45.71
Class C Shares                                                                  -45.74    Many factors contributed to the negative
Class R Shares                                                                  -45.46    performance of most major market indexes
Class Y Shares*                                                                 -45.29    for the fiscal year ended October 31,
Investor Class Shares                                                           -45.27    2008.(1) The chief catalyst was the
S&P 500 Index(triangle) (Broad Market Index)                                    -36.08    ongoing subprime loan crisis and its
Russell Midcap Growth Index(triangle) (Style-Specific Index)                    -42.65    far-reaching effects on overall credit
Lipper Mid-Cap Growth Funds Index(triangle) (Peer Group Index)                  -42.38    availability. Additionally, record high
                                                                                          crude oil prices, falling home values and
(triangle) Lipper Inc.                                                                    the weak U.S. dollar placed significant
                                                                                          pressure on the purchasing power of the
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation        U.S. consumer. Later in the fiscal
   of Fund performance.                                                                   year, consumer confidence fell and market
=======================================================================================   volatility increased dramatically due to
                                                                                          growing fears of a global economic
HOW WE INVEST                                this goal, we develop a fully integrated     recession.
                                             financial model to gain a more complete
We believe a growth investment strategy is   understanding of the financial health of        To ensure the orderly functioning of
an essential component of a diversified      each investment candidate. Additionally,     the credit markets and thereby preventing
portfolio.                                   our research involves due diligence of the   a more severe economic downturn, in early
                                             company, which includes a detailed           October Congress enacted a $700 billion
   Our investment process combines           analysis of the strategic plans of the       rescue plan -- the Troubled Assets Relief
fundamental and quantitative analysis to     company's management team. We also analyze   Program. In addition, the U.S. Federal
uncover companies exhibiting long-term,      key competitors, customers and suppliers     Reserve (the Fed) -- in concert with other
sustainable revenue, earnings and cash       to assess the overall attractiveness and     world banks -- lowered short-term interest
flow growth that is not yet reflected by     growth potential of the industry.            rates. The Fed reduced the federal funds
the stock's market price.                                                                 target rate from 2.0% to 1.5%, and then
                                                Risk management plays an important role   again from 1.5% to 1.0%.(2)
   Our quantitative model ranks companies    in portfolio construction, as our target
based on a set of fundamental, valuation     portfolio attempts to limit volatility and      In this environment, the Fund had
and timeliness factors. This quantitative    downside risk. We seek to accomplish this    double-digit negative returns and
model is designed to identify stocks with    goal by investing in sectors, industries     underperformed the Russell Midcap Growth
the highest probability of meeting our       and companies with attractive fundamental    Index during the fiscal year.(1)
team's investment criteria. Stocks that      prospects. We limit the Fund's sector        Underperformance was driven largely by
are ranked highest by our quantitative       exposure and also seek to minimize           stock selection in the financials,
model are the focus of our fundamental       stock-specific risk by building a            information technology, health care and
research efforts.                            diversified portfolio.                       energy

   Our fundamental analysis focuses on
identifying companies and industries with
strong drivers of growth. To accomplish
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector
                                             1.  Health Care Services              4.5%    1. Apollo Group Inc.-Class A         1.8%
Information Technology               19.1%   2.  Metal & Glass Containers          4.3     2. Southwestern Energy Co.           1.8
Consumer Discretionary               17.8    3.  Apparel Retail                    3.9     3. Crown Holdings, Inc.              1.8
Industrials                          15.0    4.  Application Software              3.9     4. Shoppers Drug Mart Corp.          1.7
Health Care                          13.3    5.  Education Services                3.5     5. ITT Educational Services, Inc.    1.7
Energy                               10.0    ==========================================    6. Corrections Corp. of America      1.7
Financials                            8.4                                                  7. McAfee Inc.                       1.6
Materials                             4.3    ==========================================    8. Check Point Software
Consumer Staples                      3.2    Total Net Assets           $947.5 million           Technologies Ltd.              1.6
Utilities                             2.0                                                  9. Solera Holdings Inc.              1.6
Telecommunication Services            2.0    Total Number of Holdings*              87    10. Alliance Data Systems Corp.       1.6
Money Market Funds and U.S.                  ==========================================   ==========================================
Treasury Securities Plus                     The Fund's holdings are subject to change, and there is no assurance that the Fund will
Other Assets Less Liabilities         4.9    continue to hold any particular security.
==========================================
                                             *  Excluding money market fund holdings.


4               AIM CAPITAL DEVELOPMENT FUND

sectors. An underweight position in the         Outperformance in the materials sector                PAUL RASPLICKA
energy sector also contributed to            was largely due to solid stock selection.                Chartered Financial Analyst,
underperformance.                            Within this sector, one of the key           [RASPLICKA  is lead manager of AIM Capital
                                             contributors to performance was fertilizer      PHOTO]   Development Fund.
   The Fund underperformed by the widest     maker POTASH CORP. OF SASKATCHEWAN, which                Mr. Rasplicka has been
margin in the financials sector, largely     benefited from strong demand from emerging   associated with the advisor and/or its
due to stock selection. The financials       markets during the first part of the         affiliates since 1994. He began his
sector was one of the weakest performing     fiscal year. We sold this holding.           investment career in 1982 as an equity
sectors in the Russell Midcap Growth Index                                                research analyst. A native of Denver, Mr.
during the fiscal year, as the credit           The Fund also outperformed the Russell    Rasplicka is a magna cum laude graduate of
crisis intensified and a liquidity crisis    Midcap Growth Index in the consumer          the University of Colorado in Boulder with
emerged. Examples of holdings that           discretionary sector. Many consumer          a B.S. in business administration. He
detracted from performance include           discretionary stocks had weak performance    earned an M.B.A. from the University of
insurance provider XL CAPITAL, which we      during the fiscal year due to significant    Chicago. He is a Chartered Investment
sold, asset management holding AFFILIATED    reductions in consumer spending. In this     Counselor.
MANAGERS GROUP and credit rating holding     challenging environment, the Fund
MOODY'S.                                     benefited from strong stock selection. One               BRENT LIUM
                                             holding that held up well in this              [LIUM     Chartered Financial Analyst,
   Another area of weakness for the Fund     difficult environment was ITT EDUCATIONAL      PHOTO]    portfolio manager, is manager
was the information technology sector,       SERVICES, one of the largest U.S.                        of AIM Capital Development
where the Fund's holdings generally          providers of technical education.            Fund. He joined Invesco in 1999 in its
underperformed those of the Russell Midcap                                                corporate associate program and joined
Growth Index. Many information technology       During the reporting period, the most     Invesco Aim in 2003. Mr. Lium earned a
holdings were negatively affected by the     significant additions to the portfolio       B.B.A. from Texas A&M University and an
economic slowdown, as both consumers and     included the financials sector, where        M.B.A. from The University of Texas at
companies spent less on technology           several attractive investment                Austin.
products and services. The leading           opportunities were identified, as well as
detractor from Fund performance was          the more defensive consumer staples          Assisted by the Mid Cap Growth Team
COMMSCOPE, a company that manufactures       sector. The most significant reductions
coaxial, fiber-optic and other               to the portfolio were in the more
high-performance cable products for data,    economically sensitive consumer
voice and video transmission. Other          discretionary, materials and information
information technology companies that        technology sectors, as well as the
detracted from Fund performance included     telecommunication services sector. All
NETAPP and LOGITECH INTERNATIONAL.           changes to the Fund were based on our
                                             bottom-up stock selection process of
   Underperformance in the health care       identifying high quality growth companies
sector was also driven by stock selection.   trading at what we believe are attractive
One of the leading detractors from Fund      valuations.
performance was HUMANA, one of the
nation's largest health insurers.               We thank you for your commitment to AIM
                                             Capital Development Fund.
   The Fund also underperformed in the
energy sector, due to both stock selection   (1) Lipper Inc.
and an overweight position in energy
equipment and services holdings. Many of     (2) U.S. Federal Reserve
these holdings were negatively affected as
the price of oil fell sharply in the         The views and opinions expressed in
second half of the year due to concerns of   management's discussion of Fund
a global economic slow down. Key             performance are those of Invesco Aim
detractors from performance included         Advisors, Inc. These views and opinions
HERCULES OFFSHORE, which we sold.            are subject to change at any time based on
                                             factors such as market and economic
   Some of this underperformance was         conditions. These views and opinions may
offset by outperformance in other sectors,   not be relied upon as investment advice or
including utilities, materials and           recommendations, or as an offer for a
consumer discretionary. The Fund's cash      particular security. The information is
position was also a benefit during the       not a complete analysis of every aspect of
highly volatile market environment.          any market, country, industry, security or
                                             the Fund. Statements of fact are from
   The utilities sector was the weakest      sources considered reliable, but Invesco
performing sector in the Russell Midcap      Aim Advisors, Inc. makes no representation
Growth Index during the fiscal year, so      or warranty as to their completeness or
the Fund's underweight position helped       accuracy. Although historical performance
performance. The Fund also benefited from    is no guarantee of future results, these
stock selection in this sector.              insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.



5               AIM CAPITAL DEVELOPMENT FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable sales   effective than other types of charts in
charges and Fund expenses including          illustrating changes in value during the
management fees. Index results include       early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates the
reflect sales charges. Performance of an     dollar value of an investment, is
index of funds reflects fund expenses and    constructed with each segment representing
management fees; performance of a market     a percent change in the value of the
index does not. Performance shown in the     investment. In this chart, each segment
chart and table(s) does not reflect          represents a doubling, or 100% change, in
deduction of taxes a shareholder would pay   the value of the investment. In other
on Fund distributions or sale of Fund        words, the space between $5,000 and
shares.                                      $10,000 is the same size as the space
                                             between $10,000 and $20,000, and so on.


6               AIM CAPITAL DEVELOPMENT FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A SHARES (OLDEST SHARE CLASS)

Fund data from 06/17/96, index data from 06/30/96

           AIM Capital
            Development                                           Lipper Mid-Cap
           Fund-Class A                         Russell Midcap     Growth Funds
  Date        Shares       S&P 500 Index(1)    Growth Index(1)       Index(1)
6/17/96        $9450
   6/96         9563            $10000              $10000            $10000
   7/96         8977              9558                9224              8906
   8/96         9904              9760                9722              9483
   9/96        10669             10309               10340             10127
  10/96        10480             10593               10219              9747
  11/96        10744             11393               10821              9970
  12/96        10971             11168               10638              9919
   1/97        11131             11865               11109             10172
   2/97        10470             11958               10864              9496
   3/97         9752             11468               10251              8774
   4/97         9648             12152               10502              8698
   5/97        11046             12895               11443              9831
   6/97        11831             13468               11759             10245
   7/97        12766             14539               12885             10871
   8/97        13183             13725               12759             10841
   9/97        14241             14477               13405             11617
  10/97        13768             13994               12734             10966
  11/97        13485             14641               12868             10791
  12/97        13570             14892               13036             11044
   1/98        13503             15057               12802             10835
   2/98        14836             16142               14005             11755
   3/98        15697             16968               14592             12364
   4/98        15744             17142               14791             12417
   5/98        14714             16848               14182             11694
   6/98        14902             17532               14583             12232
   7/98        13797             17346               13959             11417
   8/98        10829             14840               11295              8956
   9/98        11783             15792               12149              9890
  10/98        12180             17074               13043             10254
  11/98        13002             18109               13923             11033
  12/98        14183             19151               15365             12456
   1/99        13974             19952               15826             13074
   2/99        12689             19332               15052             12059
   3/99        12953             20105               15890             12918
   4/99        13302             20884               16614             13448
   5/99        13454             20391               16401             13392
   6/99        14285             21520               17546             14472
   7/99        14144             20851               16987             14274
   8/99        13464             20747               16810             14201
   9/99        13842             20179               16667             14616
  10/99        14400             21456               17956             15908
  11/99        15893             21892               19815             17904
  12/99        18123             23180               23247             21638
   1/00        17811             22015               23242             21267
   2/00        22148             21599               28128             26596
   3/00        22177             23710               28157             24724
   4/00        20296             22997               25424             21463
   5/00        19125             22526               23570             19533
   6/00        20391             23081               26071             22569
   7/00        19835             22720               24421             21633
   8/00        22019             24131               28103             24462
   9/00        21083             22857               26730             23286
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  10/00        20591             22760               24900             21403
  11/00        18267             20967               19489             16927
  12/00        19905             21070               20515             18148
   1/01        20387             21817               21687             18394
   2/01        18829             19829               17936             15635
   3/01        17304             18573               15369             13976
   4/01        18927             20016               17931             15819
   5/01        19387             20150               17847             15949
   6/01        19562             19660               17856             15887
   7/01        19047             19466               16652             15051
   8/01        18192             18249               15445             14043
   9/01        15791             16775               12892             12017
  10/01        16108             17095               14247             12686
  11/01        17326             18406               15781             13728
  12/01        18182             18568               16381             14324
   1/02        17787             18297               15849             13776
   2/02        17721             17944               14951             13091
   3/02        19125             18619               16092             13916
   4/02        18949             17490               15240             13454
   5/02        18598             17362               14785             13005
   6/02        17228             16126               13154             11836
   7/02        15178             14869               11876             10560
   8/02        15024             14966               11834             10434
   9/02        13565             13341               10894              9786
  10/02        14038             14514               11738             10279
  11/02        14860             15368               12657             10890
  12/02        14235             14466               11892             10246
   1/03        13971             14087               11775             10094
   2/03        13818             13876               11673              9938
   3/03        13905             14010               11890             10080
   4/03        14815             15163               12700             10787
   5/03        15869             15962               13922             11679
   6/03        16286             16165               14120             11862
   7/03        16670             16451               14625             12330
   8/03        17372             16771               15430             12936
   9/03        16966             16593               15131             12502
  10/03        18270             17531               16350             13483
  11/03        18764             17686               16788             13804
  12/03        19253             18612               16971             13875
   1/04        19771             18954               17532             14225
   2/04        20311             19217               17826             14421
   3/04        20311             18927               17792             14418
   4/04        19738             18631               17289             13960
   5/04        19851             18886               17697             14264
   6/04        20290             19253               17979             14608
   7/04        19086             18616               16788             13570
   8/04        18829             18690               16581             13335
   9/04        19604             18893               17200             13905
  10/04        20077             19182               17784             14316
  11/04        21302             19957               18702             15112
  12/04        22228             20636               19598             15821
   1/05        21815             20133               19074             15310
   2/05        22094             20557               19557             15508
   3/05        21681             20193               19271             15199
   4/05        20638             19810               18508             14467
   5/05        21827             20440               19568             15325
   6/05        22409             20469               19932             15676
   7/05        23622             21230               21095             16578
   8/05        23634             21037               20966             16526
   9/05        23766             21207               21238             16815
  10/05        22856             20853               20613             16347
  11/05        24044             21641               21731             17231
  12/05        24354             21649               21969             17337
   1/06        26257             22222               23285             18527
   2/06        26228             22282               22999             18367
   3/06        27159             22560               23641             18980
   4/06        27868             22862               23741             19158
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   5/06        26494             22205               22624             18091
   6/06        26438             22235               22531             18099
   7/06        25507             22372               21724             17334
   8/06        26035             22903               22224             17617
   9/06        26481             23493               22732             17869
  10/06        27397             24258               23604             18495
  11/06        28452             24719               24530             19264
  12/06        28312             25065               24311             19248
   1/07        29326             25444               25195             19890
   2/07        29402             24948               25141             19834
   3/07        29849             25226               25273             20161
   4/07        30816             26343               26383             20985
   5/07        32751             27262               27453             22169
   6/07        32506             26809               26977             22078
   7/07        31339             25979               26373             21792
   8/07        31016             26368               26516             22021
   9/07        32508             27353               27556             23374
  10/07        33184             27788               28259             24426
  11/07        31478             26626               27014             23131
  12/07        31337             26441               27088             23368
   1/08        28366             24856               24936             21190
   2/08        27784             24049               24556             20835
   3/08        26709             23945               24122             20379
   4/08        28416             25111               25873             21910
   5/08        29268             25436               27236             22835
   6/08        27474             23294               25243             21398
   7/08        26620             23098               24285             20555
   8/08        26979             23432               24507             20602
   9/08        23070             21346               20763             17726
  10/08        18141             17762               16207             14074
====================================================================================================================================

==========================================   ==========================================      THE TOTAL ANNUAL FUND OPERATING EXPENSE
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 RATIO SET FORTH IN THE MOST RECENT FUND
                                                                                          PROSPECTUS AS OF THE DATE OF THIS REPORT
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar      FOR CLASS A, CLASS B, CLASS C, CLASS R,
applicable sales charges                     quarter-end, including maximum applicable    CLASS Y AND INVESTOR CLASS SHARES WAS
                                             sales charges                                1.21%, 1.96%, 1.96%, 1.46%, 0.96% AND
CLASS A SHARES                                                                            1.21%, RESPECTIVELY. THE EXPENSE RATIOS
Inception (6/17/96)                  4.93%   CLASS A SHARES                               PRESENTED ABOVE MAY VARY FROM THE EXPENSE
10 Years                             3.47    Inception (6/17/96)                  7.04%   RATIOS PRESENTED IN OTHER SECTIONS OF THIS
 5 Years                            -1.27    10 Years                             6.34    REPORT THAT ARE BASED ON EXPENSES INCURRED
 1 Year                            -48.36     5 Years                             5.15    DURING THE PERIOD COVERED BY THIS REPORT.
                                              1 Year                            -32.93
CLASS B SHARES                                                                               CLASS A SHARE PERFORMANCE REFLECTS THE
Inception (10/1/96)                  4.03%   CLASS B SHARES                               MAXIMUM 5.50% SALES CHARGE, AND CLASS B
10 Years                             3.49    Inception (10/1/96)                  6.17%   AND CLASS C SHARE PERFORMANCE REFLECTS THE
 5 Years                            -1.09    10 Years                             6.37    APPLICABLE CONTINGENT DEFERRED SALES
 1 Year                            -48.13     5 Years                             5.33    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
                                              1 Year                            -32.63    CDSC ON CLASS B SHARES DECLINES FROM 5%
CLASS C SHARES                                                                            BEGINNING AT THE TIME OF PURCHASE TO 0% AT
Inception (8/4/97)                   2.41%   CLASS C SHARES                               THE BEGINNING OF THE SEVENTH YEAR. THE
10 Years                             3.34    Inception (8/4/97)                   4.67%   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
 5 Years                            -0.87    10 Years                             6.20    YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
 1 Year                            -46.22     5 Years                             5.58    HAVE A FRONT-END SALES CHARGE; RETURNS
                                              1 Year                            -30.16    SHOWN ARE AT NET ASSET VALUE AND DO NOT
CLASS R SHARES                                                                            REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
10 Years                             3.87%   CLASS R SHARES                               ON A TOTAL REDEMPTION OF RETIREMENT PLAN
 5 Years                            -0.36    10 Years                             6.75%   ASSETS WITHIN THE FIRST YEAR. CLASS Y
 1 Year                            -45.46     5 Years                             6.11    SHARES AND INVESTOR CLASS SHARES DO NOT
                                              1 Year                            -29.15    HAVE A FRONT-END SALES CHARGE OR A CDSC;
CLASS Y SHARES                                                                            THEREFORE, PERFORMANCE IS AT NET ASSET
10 Years                             4.07%   INVESTOR CLASS SHARES                        VALUE.
 5 Years                            -0.13    10 Years                             6.96%
 1 Year                            -45.29     5 Years                             6.37       THE PERFORMANCE OF THE FUND'S SHARE
                                              1 Year                            -28.96    CLASSES WILL DIFFER PRIMARILY DUE TO
INVESTOR CLASS SHARES                        ==========================================   DIFFERENT SALES CHARGE STRUCTURES AND
10 Years                             4.08%                                                CLASS EXPENSES.
 5 Years                            -0.11       INVESTOR CLASS SHARES' INCEPTION DATE
 1 Year                            -45.27    IS NOVEMBER 30, 2004. RETURNS SINCE THAT
==========================================   DATE ARE HISTORICAL RETURNS. ALL OTHER
                                             RETURNS ARE BLENDED RETURNS OF HISTORICAL
CLASS R SHARES' INCEPTION DATE IS JUNE 3,    INVESTOR CLASS SHARE PERFORMANCE AND
2002. RETURNS SINCE THAT DATE ARE            RESTATED CLASS A SHARE PERFORMANCE (FOR
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    PERIODS PRIOR TO THE INCEPTION DATE OF
BLENDED RETURNS OF HISTORICAL CLASS R        INVESTOR CLASS SHARES) AT NET ASSET VALUE,
SHARE PERFORMANCE AND RESTATED CLASS A       WHICH RESTATED PERFORMANCE WILL REFLECT
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      THE RULE 12B-1 FEES APPLICABLE TO CLASS A
THE INCEPTION DATE OF CLASS R SHARES) AT     SHARES FOR THE PERIOD USING BLENDED
NET ASSET VALUE, ADJUSTED TO REFLECT THE     RETURNS. CLASS A SHARES' INCEPTION DATE IS
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   JUNE 17, 1996.
R SHARES. CLASS A SHARES' INCEPTION DATE
IS JUNE 17, 1996.                               THE PERFORMANCE DATA QUOTED REPRESENT
                                             PAST PERFORMANCE AND CANNOT GUARANTEE
   CLASS Y SHARES' INCEPTION DATE IS         COMPARABLE FUTURE RESULTS; CURRENT
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    VISIT INVESCOAIM.COM FOR THE MOST RECENT
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      MONTH-END PERFORMANCE. PERFORMANCE FIGURES
PERFORMANCE AND RESTATED CLASS A SHARE       REFLECT REINVESTED DISTRIBUTIONS, CHANGES
PERFORMANCE (FOR PERIODS PRIOR TO THE        IN NET ASSET VALUE AND THE EFFECT OF THE
INCEPTION DATE OF CLASS Y SHARES) AT NET     MAXIMUM SALES CHARGE UNLESS OTHERWISE
ASSET VALUE. THE RESTATED CLASS A SHARE      STATED. INVESTMENT RETURN AND PRINCIPAL
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
APPLICABLE TO CLASS A SHARES AS WELL AS      A GAIN OR LOSS WHEN YOU SELL SHARES.
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS
RECEIVED BY CLASS A SHARES. CLASS A SHARES
INCEPTION DATE IS JUNE, 17, 1996.


7               AIM CAPITAL DEVELOPMENT FUND

AIM CAPITAL DEVELOPMENT FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  The Fund may engage in active and         OTHER INFORMATION
                                                frequent trading of portfolio
o  Effective September 30, 2003, only           securities to achieve its investment      o  The Chartered Financial
   previously established qualified plans       objective. If a fund does trade in this      Analyst--REGISTERED TRADEMARK--
   are eligible to purchase Class B shares      way, it may incur increased costs,           (CFA--REGISTERED TRADEMARK--)
   of any AIM fund.                             which can lower the actual return of         designation is a globally recognized
                                                the fund. Active trading may also            standard for measuring the competence
o  Class R shares are available only to         increase short term gains and losses,        and integrity of investment
   certain retirement plans. Please see         which may affect taxes that must be          professionals.
   the prospectus for more information.         paid.
                                                                                          o  The returns shown in management's
o  Class Y shares are available to only      ABOUT INDEXES USED IN THIS REPORT               discussion of Fund performance are
   certain investors. Please see the                                                         based on net asset values calculated
   prospectus for more information.          o  The S&P 500--REGISTERED TRADEMARK-- is       for shareholder transactions. Generally
                                                a market capitalization-weighted index       accepted accounting principles require
o  All Investor Class shares are closed to      covering all major areas of the U.S.         adjustments to be made to the net
   new investors. Contact your financial        economy. It is not the 500 largest           assets of the Fund at period end for
   advisor about purchasing our other           companies, but rather the most widely        financial reporting purposes, and as
   share classes.                               held 500 companies chosen with respect       such, the net asset values for
                                                to market size, liquidity, and their         shareholder transactions and the
PRINCIPAL RISKS OF INVESTING IN THE FUND        industry.                                    returns based on those net asset values
                                                                                             may differ from the net asset values
o  Prices of equity securities change in     o  The RUSSELL MIDCAP--REGISTERED               and returns reported in the Financial
   response to many factors, including the      TRADEMARK-- GROWTH INDEX measures the        Highlights.
   historical and prospective earnings of       performance of those Russell Midcap
   the issuer, the value of its assets,         companies with higher price-to-book       o  Industry classifications used in this
   general economic conditions, interest        ratios and higher forecasted growth          report are generally according to the
   rates, investor perceptions and market       values. The Russell Midcap Growth Index      Global Industry Classification
   liquidity.                                   is a trademark/service mark of the           Standard, which was developed by and is
                                                Frank Russell Company.                       the exclusive property and a service
o  The Fund invests in "growth" stocks,         Russell--REGISTERED TRADEMARK-- is a         mark of MSCI Inc. and Standard &
   which may be more volatile than other        trademark of the Frank Russell Company.      Poor's.
   investment styles because growth stocks
   are more sensitive to investor            o  The LIPPER MID-CAP GROWTH FUNDS INDEX
   perceptions of an issuing company's          is an equally weighted representation
   growth potential.                            of the largest funds in the Lipper
                                                Mid-Cap Growth Funds category. These
o  There is no guarantee that the               funds have an above-average
   investment techniques and risk analysis      price-to-earnings ratio, price-to-book
   used by the fund's portfolio managers        ratio, and three-year sales-per-share
   will produce the desired results.            growth value, compared to the S&P
                                                MidCap 400 Index.
o  Mid-cap companies tend to be more
   vulnerable to adverse developments and    o  The Fund is not managed to track the
   more volatile than larger companies.         performance of any particular index,
   Investments in mid-cap companies may         including the indexes defined here, and
   involve special risks, including those       consequently, the performance of the
   associated with dependence on a small        Fund may deviate significantly from the
   management group, little or no               performance of the indexes.
   operating history, little or no track
   record of success, limited product        o  A direct investment cannot be made in
   lines, less publicly available               an index. Unless otherwise indicated,
   information, illiquidity, restricted         index results include reinvested
   resale or less frequent trading.             dividends, and they do not reflect
                                                sales charges. Performance of an index
o  The prices of securities held by the         of funds reflects fund expenses;
   fund may decline in response to market       performance of a market index does not.
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       ACDAX
=======================================================================================   Class B Shares                       ACDBX
                                                                                          Class C Shares                       ACDCX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                       ACDRX
                                                                                          Class Y Shares                       ACDYX
                                                                                          Investor Class Shares                ACDIX
                                                                                          ==========================================


8               AIM CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                        SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-95.09%

AEROSPACE & DEFENSE-2.51%

L-3 Communications Holdings, Inc.                        167,731    $ 13,614,725
--------------------------------------------------------------------------------
Precision Castparts Corp.                                156,805      10,162,532
================================================================================
                                                                      23,777,257
================================================================================


AIR FREIGHT & LOGISTICS-0.84%

Robinson (C.H.) Worldwide, Inc.                          153,805       7,964,023
================================================================================


APPAREL RETAIL-3.94%

Aeropostale, Inc.(b)                                     423,633      10,256,155
--------------------------------------------------------------------------------
Guess?, Inc.                                             260,430       5,669,561
--------------------------------------------------------------------------------
Ross Stores, Inc.                                        379,213      12,396,473
--------------------------------------------------------------------------------
Urban Outfitters, Inc.(b)                                415,427       9,031,383
================================================================================
                                                                      37,353,572
================================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-2.05%

Gildan Activewear Inc. (Canada)(b)                       364,231       8,508,436
--------------------------------------------------------------------------------
Hanesbrands, Inc.(b)                                     624,490      10,909,840
================================================================================
                                                                      19,418,276
================================================================================


APPLICATION SOFTWARE-3.93%

Amdocs Ltd.(b)                                           492,237      11,104,867
--------------------------------------------------------------------------------
ANSYS, Inc.(b)                                           389,800      11,159,974
--------------------------------------------------------------------------------
Solera Holdings Inc.(b)                                  600,492      14,946,246
================================================================================
                                                                      37,211,087
================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-0.87%

Affiliated Managers Group, Inc.(b)                       178,236       8,266,586
================================================================================


AUTOMOTIVE RETAIL-1.45%

O'Reilly Automotive, Inc.(b)                             507,006      13,744,933
================================================================================


BIOTECHNOLOGY-2.92%

Genzyme Corp.(b)                                         196,360      14,310,717
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(b)                             351,769      13,349,633
================================================================================
                                                                      27,660,350
================================================================================


CASINOS & GAMING-1.09%

Scientific Games Corp.-Class A(b)                        575,323      10,355,814
================================================================================


COMMUNICATIONS EQUIPMENT-1.86%

CommScope, Inc.(b)                                       436,450       6,420,180
--------------------------------------------------------------------------------
Juniper Networks, Inc.(b)                                598,707      11,219,769
--------------------------------------------------------------------------------
Lantronix Inc.-Wts. expiring 02/09/11 (Acquired
  02/09/07; Cost $0)(b)(c)(d)                              7,454               0
================================================================================
                                                                      17,639,949
================================================================================


COMPUTER & ELECTRONICS RETAIL-1.00%

GameStop Corp.-Class A(b)                                346,820       9,499,400
================================================================================


COMPUTER STORAGE & PERIPHERALS-1.44%

Logitech International S.A. (Switzerland)(b)             287,698       4,255,054
--------------------------------------------------------------------------------
NetApp, Inc.(b)                                          689,808       9,333,102
================================================================================
                                                                      13,588,156
================================================================================


CONSTRUCTION & ENGINEERING-0.69%

Foster Wheeler Ltd.(b)                                   236,500       6,480,100
================================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.95%

Bucyrus International, Inc.                              110,895       2,675,896
--------------------------------------------------------------------------------
Joy Global Inc.                                          217,980       6,317,061
================================================================================
                                                                       8,992,957
================================================================================


CONSUMER FINANCE-1.23%

SLM Corp.(b)                                           1,093,432      11,666,919
================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.57%

Alliance Data Systems Corp.(b)                           295,900      14,842,344
================================================================================


DISTRIBUTORS-1.08%

LKQ Corp.(b)                                             893,207      10,218,288
================================================================================


DIVERSIFIED SUPPORT SERVICES-0.49%

Copart, Inc.(b)                                          132,542       4,625,716
================================================================================


DRUG RETAIL-1.72%

Shoppers Drug Mart Corp. (Canada)                        418,273      16,273,572
================================================================================


EDUCATION SERVICES-3.53%

Apollo Group Inc.-Class A(b)                             251,332      17,470,087
--------------------------------------------------------------------------------
ITT Educational Services, Inc.(b)                        181,715      15,927,320
================================================================================
                                                                      33,397,407
================================================================================


ELECTRONIC COMPONENTS-1.23%

Amphenol Corp.-Class A                                   406,054      11,633,447
================================================================================


ENVIRONMENTAL & FACILITIES SERVICES-1.63%

Allied Waste Industries, Inc.(b)                         552,285       5,754,810
--------------------------------------------------------------------------------
Republic Services, Inc.                                  409,055       9,694,603
================================================================================
                                                                      15,449,413
================================================================================


HEALTH CARE EQUIPMENT-1.00%

St. Jude Medical, Inc.(b)                                249,920       9,504,458
================================================================================


HEALTH CARE SERVICES-4.49%

DaVita, Inc.(b)                                          182,107      10,334,572
--------------------------------------------------------------------------------
Express Scripts, Inc.(b)                                 126,739       7,681,651
--------------------------------------------------------------------------------
Laboratory Corp. of America Holdings(b)                  220,618      13,565,801
--------------------------------------------------------------------------------
Omnicare, Inc.                                           398,634      10,990,339
================================================================================
                                                                      42,572,363
================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM CAPITAL DEVELOPMENT FUND

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
HOUSEWARES & SPECIALTIES-1.33%

Jarden Corp.(b)                                          709,345    $ 12,626,341
================================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-0.50%

Robert Half International, Inc.                          251,753       4,750,579
================================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-2.04%

KGEN Power Corp. (Acquired 01/12/07; Cost
  $12,297,138)(b)(c)(d)                                  878,367      13,175,505
--------------------------------------------------------------------------------
NRG Energy, Inc.(b)                                      265,162       6,165,017
================================================================================
                                                                      19,340,522
================================================================================


INDUSTRIAL MACHINERY-0.53%

Flowserve Corp.                                           87,669       4,990,119
================================================================================


INTERNET SOFTWARE & SERVICES-0.59%

Google Inc.-Class A(b)                                    15,535       5,582,658
================================================================================


INVESTMENT BANKING & BROKERAGE-3.30%

Lazard Ltd.-Class A (Bermuda)                            415,180      12,525,981
--------------------------------------------------------------------------------
Morgan Stanley                                           289,099       5,050,559
--------------------------------------------------------------------------------
TD Ameritrade Holding Corp.(b)                         1,030,851      13,700,010
================================================================================
                                                                      31,276,550
================================================================================


IT CONSULTING & OTHER SERVICES-1.14%

Cognizant Technology Solutions Corp.-Class A(b)          563,054      10,810,637
================================================================================


LIFE SCIENCES TOOLS & SERVICES-2.96%

Covance Inc.(b)                                          135,975       6,798,750
--------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.                 399,760      12,384,565
--------------------------------------------------------------------------------
Waters Corp.(b)                                          202,713       8,878,829
================================================================================
                                                                      28,062,144
================================================================================


MANAGED HEALTH CARE-1.89%

Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost
  $13,947,028)(b)(c)(d)                                1,014,837       6,089,022
--------------------------------------------------------------------------------
Humana Inc.(b)                                           400,180      11,841,326
================================================================================
                                                                      17,930,348
================================================================================


METAL & GLASS CONTAINERS-4.34%

Crown Holdings, Inc.(b)                                  823,652      16,621,297
--------------------------------------------------------------------------------
Owens-Illinois, Inc.(b)                                  446,695      10,220,382
--------------------------------------------------------------------------------
Pactiv Corp.(b)                                          605,666      14,269,491
================================================================================
                                                                      41,111,170
================================================================================


OIL & GAS DRILLING-1.56%

Noble Corp.                                              460,000      14,816,600
================================================================================


OIL & GAS EQUIPMENT & SERVICES-3.45%

Cameron International Corp.(b)                           430,000      10,431,800
--------------------------------------------------------------------------------
IHS Inc.-Class A(b)                                      348,821      12,344,775
--------------------------------------------------------------------------------
Smith International, Inc.                                288,211       9,937,515
================================================================================
                                                                      32,714,090
================================================================================


OIL & GAS EXPLORATION & PRODUCTION-3.47%

Continental Resources, Inc.(b)                           251,601       8,149,356
--------------------------------------------------------------------------------
Range Resources Corp.                                    180,299       7,612,224
--------------------------------------------------------------------------------
Southwestern Energy Co.(b)                               480,548      17,117,120
================================================================================
                                                                      32,878,700
================================================================================


OIL & GAS STORAGE & TRANSPORTATION-1.51%

Williams Cos., Inc. (The)                                680,172      14,263,207
================================================================================


PERSONAL PRODUCTS-1.45%

Estee Lauder Cos. Inc. (The)-Class A                     381,882      13,763,027
================================================================================


PUBLISHING-1.11%

McGraw-Hill Cos., Inc. (The)                             391,671      10,512,450
================================================================================


REGIONAL BANKS-0.68%

Fifth Third Bancorp                                      596,541       6,472,470
================================================================================


RESEARCH & CONSULTING SERVICES-1.09%

Equifax Inc.                                             396,481      10,340,224
================================================================================


RESTAURANTS-1.23%

Burger King Holdings Inc.                                584,309      11,616,063
================================================================================


SECURITY & ALARM SERVICES-1.67%

Corrections Corp. of America(b)                          828,264      15,828,125
================================================================================


SEMICONDUCTOR EQUIPMENT-2.46%

ASML Holding N.V.-New York Shares (Netherlands)          610,838      10,720,207
--------------------------------------------------------------------------------
Lam Research Corp.(b)                                    562,660      12,581,077
================================================================================
                                                                      23,301,284
================================================================================


SEMICONDUCTORS-2.89%

Altera Corp.                                             711,295      12,340,968
--------------------------------------------------------------------------------
Intersil Corp.-Class A                                   793,069      10,857,115
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                          307,599       4,183,346
================================================================================
                                                                      27,381,429
================================================================================


SPECIALIZED FINANCE-2.34%

Moody's Corp.                                            553,650      14,173,440
--------------------------------------------------------------------------------
MSCI Inc.- Class A(b)                                    464,635       8,010,307
================================================================================
                                                                      22,183,747
================================================================================


SYSTEMS SOFTWARE-3.26%

Check Point Software Technologies Ltd. (Israel)(b)       759,958      15,366,351
--------------------------------------------------------------------------------
McAfee Inc.(b)                                           476,608      15,513,590
================================================================================
                                                                      30,879,941
================================================================================


TRUCKING-2.85%

Con-way Inc.                                             371,455      12,644,328
--------------------------------------------------------------------------------
Heartland Express, Inc.                                  936,684      14,368,733
================================================================================
                                                                      27,013,061
================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM CAPITAL DEVELOPMENT FUND

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-1.94%

American Tower Corp.-Class A(b)                          406,967    $ 13,149,104
--------------------------------------------------------------------------------
Crown Castle International Corp.(b)                      246,678       5,222,173
================================================================================
                                                                      18,371,277
================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,053,446,632)                                         900,953,150
================================================================================


                                                      PRINCIPAL
                                                        AMOUNT

U.S. TREASURY BILLS-0.39%

1.82%, 03/05/09(e)
(Cost $3,676,799)                                    $ 3,700,000       3,693,205
================================================================================



MONEY MARKET FUNDS-3.72%

Liquid Assets Portfolio-Institutional Class(f)        17,638,154      17,638,154
--------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)              17,638,154      17,638,154
================================================================================
     Total Money Market Funds (Cost $35,276,308)                      35,276,308
================================================================================
TOTAL INVESTMENTS-99.20% (Cost $1,092,399,739)                       939,922,663
================================================================================
OTHER ASSETS LESS LIABILITIES-0.80%                                    7,549,505
================================================================================
NET ASSETS-100.00%                                                  $947,472,168
________________________________________________________________________________
================================================================================



Investment Abbreviations:

Wts.  - Warrants


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2008 was $19,264,527, which represented 2.03% of the Fund's Net Assets.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at October 31, 2008 was $19,264,527, which represented 2.03% of the Fund's Net Assets. See Note 1A.
(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $1,057,123,431)                        $  904,646,355
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   35,276,308
=======================================================
     Total investments (Cost
       $1,092,399,739)                      939,922,663
=======================================================
Receivables for:
  Investments sold                           18,282,831
-------------------------------------------------------
  Investments sold to affiliates                 54,795
-------------------------------------------------------
  Fund shares sold                              866,222
-------------------------------------------------------
  Dividends                                      44,654
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              47,627
-------------------------------------------------------
Other assets                                     75,796
=======================================================
     Total assets                           959,294,588
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                       6,466,636
-------------------------------------------------------
  Fund shares reacquired                      4,166,339
-------------------------------------------------------
  Accrued fees to affiliates                    937,427
-------------------------------------------------------
  Accrued other operating expenses               77,893
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              174,125
=======================================================
     Total liabilities                       11,822,420
=======================================================
Net assets applicable to shares
  outstanding                            $  947,472,168
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $1,387,084,080
-------------------------------------------------------
Undistributed net investment income
  (loss)                                       (190,829)
-------------------------------------------------------
Undistributed net realized gain (loss)     (286,944,007)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (152,477,076)
=======================================================
                                         $  947,472,168
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                  $  664,270,455
_______________________________________________________
=======================================================
Class B                                  $   74,231,337
_______________________________________________________
=======================================================
Class C                                  $   64,620,068
_______________________________________________________
=======================================================
Class R                                  $   48,027,095
_______________________________________________________
=======================================================
Class Y                                  $    2,594,995
_______________________________________________________
=======================================================
Investor Class                           $    6,260,973
_______________________________________________________
=======================================================
Institutional Class                      $   87,467,245
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      62,529,264
_______________________________________________________
=======================================================
Class B                                       7,968,514
_______________________________________________________
=======================================================
Class C                                       6,946,049
_______________________________________________________
=======================================================
Class R                                       4,601,376
_______________________________________________________
=======================================================
Class Y                                         244,223
_______________________________________________________
=======================================================
Investor Class                                  588,630
_______________________________________________________
=======================================================
Institutional Class                           7,859,932
_______________________________________________________
=======================================================
Class A:
  Net asset value per share              $        10.62
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $10.62
     divided by 94.50%)                  $        11.24
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                           $         9.32
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                           $         9.30
_______________________________________________________
=======================================================
Class R:
  Net asset value and offering price
     per share                           $        10.44
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                           $        10.63
_______________________________________________________
=======================================================
Investor Class:
  Net asset value and offering price
     per share                           $        10.64
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                           $        11.13
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM CAPITAL DEVELOPMENT FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $64,183)                            $   7,589,245
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $900,031)                                                                         3,251,020
------------------------------------------------------------------------------------------------
Interest                                                                                  17,086
================================================================================================
     Total investment income                                                          10,857,351
================================================================================================


EXPENSES:

Advisory fees                                                                         10,714,360
------------------------------------------------------------------------------------------------
Administrative services fees                                                             414,469
------------------------------------------------------------------------------------------------
Custodian fees                                                                            67,476
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              2,907,383
------------------------------------------------------------------------------------------------
  Class B                                                                              1,452,830
------------------------------------------------------------------------------------------------
  Class C                                                                              1,157,092
------------------------------------------------------------------------------------------------
  Class R                                                                                360,437
------------------------------------------------------------------------------------------------
  Investor Class                                                                          24,174
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                      4,075,947
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      98,827
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 61,695
------------------------------------------------------------------------------------------------
Other                                                                                    814,801
================================================================================================
     Total expenses                                                                   22,149,491
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (223,865)
================================================================================================
     Net expenses                                                                     21,925,626
================================================================================================
Net investment income (loss)                                                         (11,068,275)
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(3,611,140))                                                    (281,947,980)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (98,030)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                   (3,952,157)
------------------------------------------------------------------------------------------------
  Option contracts written                                                                83,445
================================================================================================
                                                                                    (285,914,722)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (580,542,317)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      (1,370)
------------------------------------------------------------------------------------------------
  Option contracts written                                                               (43,402)
================================================================================================
                                                                                    (580,587,089)
================================================================================================
Net realized and unrealized gain (loss)                                             (866,501,811)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(877,570,086)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                            $   (11,068,275)   $  (13,613,653)
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (285,914,722)      216,202,235
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (580,587,089)      134,974,304
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (877,570,086)      337,562,886
===========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                    (140,744,177)     (111,966,779)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (21,706,955)      (25,421,735)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                     (16,003,458)      (12,433,367)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      (7,944,239)       (2,721,934)
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                               (1,169,225)       (1,002,814)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (14,048,801)       (4,923,981)
===========================================================================================================
     Total distributions from net realized gains                             (201,616,855)     (158,470,610)
===========================================================================================================
Share transactions-net:
  Class A                                                                     (86,424,712)      281,394,711
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (40,359,126)      (39,250,068)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (8,669,452)       30,554,611
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      16,154,798        51,074,920
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       2,980,068                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                                  569,498         1,293,869
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          40,670,738        79,313,970
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (75,078,188)      404,382,013
===========================================================================================================
     Net increase (decrease) in net assets                                 (1,154,265,129)      583,474,289
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         2,101,737,297     1,518,263,008
===========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $(190,829) and $(163,585), respectively)                             $   947,472,168    $2,101,737,297
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM CAPITAL DEVELOPMENT FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008




NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


15        AIM CAPITAL DEVELOPMENT FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations

16        AIM CAPITAL DEVELOPMENT FUND
      resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. CALL OPTIONS WRITTEN -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the
      Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

M. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                           RATE
-----------------------------------------------------------------------
First $350 million                                           0.75%
-----------------------------------------------------------------------
Over $350 million                                           0.625%
_______________________________________________________________________
=======================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).


17        AIM CAPITAL DEVELOPMENT FUND

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $94,072.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $22,533.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $105,899 in front-end sales commissions from the sale of Class A shares and $9,189, $137,593, $20,128 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $11,029,122 and securities sales of $9,095,038, which resulted in net realized gains (losses) of $(3,611,140).

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $107,260.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $6,741 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


18        AIM CAPITAL DEVELOPMENT FUND

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--OPTION CONTRACTS WRITTEN


                                   TRANSACTIONS DURING THE PERIOD
---------------------------------------------------------------------------------------------------
                                                                             CALL OPTION CONTRACTS
                                                                            -----------------------
                                                                            NUMBER OF      PREMIUMS
                                                                            CONTRACTS      RECEIVED
---------------------------------------------------------------------------------------------------
Beginning of period                                                            3,482      $ 191,387
---------------------------------------------------------------------------------------------------
Closed                                                                        (3,482)      (191,387)
---------------------------------------------------------------------------------------------------
End of period                                                                     --      $      --
___________________________________________________________________________________________________
===================================================================================================



NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                2008             2007
---------------------------------------------------------------------------------------------------------
Ordinary income                                                             $ 37,151,152     $ 45,460,737
---------------------------------------------------------------------------------------------------------
Long-term capital gain                                                       164,465,703      113,009,873
=========================================================================================================
Total distributions                                                         $201,616,855     $158,470,610
_________________________________________________________________________________________________________
=========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                          $ (162,637,619)
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (190,829)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (276,783,464)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,387,084,080
=================================================================================================
Total net assets                                                                   $  947,472,168
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2016                                                                   $276,783,464
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $1,728,121,949 and $1,981,648,425, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  75,972,138
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (238,609,757)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(162,637,619)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $1,102,560,282.




19        AIM CAPITAL DEVELOPMENT FUND

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2008, undistributed net investment income (loss) was increased by $11,041,031, undistributed net realized gain (loss) was decreased by $353,903 and shares of beneficial interest decreased by $10,687,128. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                                 SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------------------------------
                                                                      2008(a)                             2007
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   10,466,747     $ 173,790,170      20,594,296     $ 412,511,708
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      717,587        10,509,769       1,530,248        27,587,051
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    1,388,328        20,635,417       2,801,785        50,388,647
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                    2,447,457        39,495,157       3,277,975        65,142,036
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   245,067         2,989,378              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               241,584         3,952,625         346,766         6,991,681
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        4,837,148        87,952,001       4,506,438        96,552,871
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    7,215,958       131,474,753       5,642,820       105,407,880
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    1,273,477        20,477,506       1,427,154        24,018,992
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      940,033        15,096,928         712,014        11,968,948
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                      442,823         7,944,249         145,071         2,679,461
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                62,973         1,148,632          52,684           984,665
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          701,740        13,340,070         253,347         4,894,668
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                    1,935,908        30,895,336       2,364,228        46,708,741
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (2,194,637)      (30,895,336)     (2,624,574)      (46,708,741)
==========================================================================================================================
Reacquired:
  Class A(b)                                               (27,126,112)     (422,584,971)    (14,084,493)     (283,233,618)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (2,861,478)      (40,451,065)     (2,433,445)      (44,147,370)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (3,218,025)      (44,401,797)     (1,769,464)      (31,802,984)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                   (2,029,430)      (31,284,608)       (838,520)      (16,746,577)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                      (844)           (9,310)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (282,337)       (4,531,759)       (332,841)       (6,682,477)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (3,630,710)      (60,621,333)     (1,022,405)      (22,133,569)
==========================================================================================================================
  Net increase (decrease) in share activity                 (8,426,743)    $ (75,078,188)     20,549,084     $ 404,382,013
__________________________________________________________________________________________________________________________
==========================================================================================================================




(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

     CLASS                                                                        SHARES         AMOUNT
     ----------------------------------------------------------------------------------------------------
     Class Y                                                                      242,809     $ 2,964,694
     ----------------------------------------------------------------------------------------------------
     Class A                                                                     (221,114)     (2,699,804)
     ----------------------------------------------------------------------------------------------------
     Investor Class                                                              ( 21,677)      ( 264,890)
     ____________________________________________________________________________________________________
     ====================================================================================================





20        AIM CAPITAL DEVELOPMENT FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                NET GAINS
                                                 (LOSSES)
                       NET ASSET      NET     ON SECURITIES              DISTRIBUTIONS
                         VALUE,   INVESTMENT      (BOTH      TOTAL FROM     FROM NET     NET ASSET                NET ASSETS,
                       BEGINNING    INCOME     REALIZED AND  INVESTMENT     REALIZED    VALUE, END    TOTAL      END OF PERIOD
                       OF PERIOD   (LOSS)(A)   UNREALIZED)   OPERATIONS      GAINS       OF PERIOD  RETURN(B)   (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08      $21.59     $(0.10)       $(8.85)      $(8.95)       $(2.02)      $10.62      (45.35)%    $  664,270
Year ended 10/31/07       19.73      (0.13)         3.99         3.86         (2.00)       21.59       21.13       1,511,918
Year ended 10/31/06       18.85      (0.10)         3.53         3.43         (2.55)       19.73       19.86       1,095,204
Year ended 10/31/05       17.86      (0.11)         2.52         2.41         (1.42)       18.85       13.87         800,830
Year ended 10/31/04       16.66      (0.08)         1.70         1.62         (0.42)       17.86        9.87         617,194
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08       19.33      (0.20)        (7.79)       (7.99)        (2.02)        9.32      (45.71)         74,231
Year ended 10/31/07       17.98      (0.25)         3.60         3.35         (2.00)       19.33       20.27         213,235
Year ended 10/31/06       17.51      (0.22)         3.24         3.02         (2.55)       17.98       18.92         236,175
Year ended 10/31/05       16.79      (0.22)         2.36         2.14         (1.42)       17.51       13.09         317,492
Year ended 10/31/04       15.79      (0.18)         1.60         1.42         (0.42)       16.79        9.13         376,355
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08       19.30      (0.19)        (7.79)       (7.98)        (2.02)        9.30      (45.74)         64,620
Year ended 10/31/07       17.96      (0.25)         3.59         3.34         (2.00)       19.30       20.23         151,259
Year ended 10/31/06       17.50      (0.22)         3.23         3.01         (2.55)       17.96       18.88         109,424
Year ended 10/31/05       16.77      (0.22)         2.37         2.15         (1.42)       17.50       13.16          88,316
Year ended 10/31/04       15.78      (0.18)         1.59         1.41         (0.42)       16.77        9.07          73,929
------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08       21.30      (0.14)        (8.70)       (8.84)        (2.02)       10.44      (45.46)         48,027
Year ended 10/31/07       19.53      (0.18)         3.95         3.77         (2.00)       21.30       20.86          79,655
Year ended 10/31/06       18.73      (0.14)         3.49         3.35         (2.55)       19.53       19.52          22,577
Year ended 10/31/05       17.78      (0.14)         2.51         2.37         (1.42)       18.73       13.69           8,379
Year ended 10/31/04       16.62      (0.10)         1.68         1.58         (0.42)       17.78        9.65           5,622
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)             12.21      (0.00)        (1.58)       (1.58)           --        10.63      (12.94)          2,595
------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08       21.60      (0.10)        (8.84)       (8.94)        (2.02)       10.64      (45.27)          6,261
Year ended 10/31/07       19.74      (0.13)         3.99         3.86         (2.00)       21.60       21.12          12,237
Year ended 10/31/06       18.87      (0.10)         3.52         3.42         (2.55)       19.74       19.78           9,866
Year ended
  10/31/05(e)             18.95      (0.09)         1.43         1.34         (1.42)       18.87        7.43           6,791
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08       22.42      (0.03)        (9.24)       (9.27)        (2.02)       11.13      (45.07)         87,467
Year ended 10/31/07       20.33      (0.04)         4.13         4.09         (2.00)       22.42       21.68         133,433
Year ended 10/31/06       19.27      (0.00)         3.61         3.61         (2.55)       20.33       20.43          45,017
Year ended 10/31/05       18.13      (0.01)         2.57         2.56         (1.42)       19.27       14.52          24,964
Year ended 10/31/04       16.83       0.01          1.71         1.72         (0.42)       18.13       10.38              67
______________________________________________________________________________________________________________________________
==============================================================================================================================

                           RATIO OF          RATIO OF
                           EXPENSES          EXPENSES
                          TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                          NET ASSETS      ASSETS WITHOUT    INVESTMENT
                       WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                        AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08          1.25%(d)          1.26%(d)       (0.59)%(d)     109%
Year ended 10/31/07          1.20              1.20           (0.62)          99
Year ended 10/31/06          1.26              1.26           (0.52)         126
Year ended 10/31/05          1.36              1.36           (0.58)         120
Year ended 10/31/04          1.40              1.41           (0.46)          74
------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08          2.00(d)           2.01(d)        (1.34)(d)      109
Year ended 10/31/07          1.95              1.95           (1.37)          99
Year ended 10/31/06          2.01              2.01           (1.27)         126
Year ended 10/31/05          2.04              2.04           (1.26)         120
Year ended 10/31/04          2.05              2.06           (1.11)          74
------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08          2.00(d)           2.01(d)        (1.34)(d)      109
Year ended 10/31/07          1.95              1.95           (1.37)          99
Year ended 10/31/06          2.01              2.01           (1.27)         126
Year ended 10/31/05          2.04              2.04           (1.26)         120
Year ended 10/31/04          2.05              2.06           (1.11)          74
------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08          1.50(d)           1.51(d)        (0.84)(d)      109
Year ended 10/31/07          1.45              1.45           (0.87)          99
Year ended 10/31/06          1.51              1.51           (0.77)         126
Year ended 10/31/05          1.54              1.54           (0.76)         120
Year ended 10/31/04          1.55              1.56           (0.61)          74
------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)                1.06(d)(f)        1.07(d)(f)     (0.40)(d)(f)   109
------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08          1.25(d)           1.26(d)        (0.59)(d)      109
Year ended 10/31/07          1.20              1.20           (0.62)          99
Year ended 10/31/06          1.26              1.26           (0.52)         126
Year ended
  10/31/05(e)                1.29(f)           1.29(f)        (0.51)(f)      120
------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08          0.80(d)           0.81(d)        (0.14)(d)      109
Year ended 10/31/07          0.75              0.75           (0.17)          99
Year ended 10/31/06          0.76              0.76           (0.02)         126
Year ended 10/31/05          0.81              0.81           (0.03)         120
Year ended 10/31/04          0.86              1.15            0.08           74
____________________________________________________________________________________
====================================================================================



(a)   Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $1,162,953, $145,283, $115,709, $72,087, $2,510, $9,670 and $138,417 for
      Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e) Commencement date of Class Y and Investor Class shares was October 3, 2008 and November 30, 2004, respectively.
(f)   Annualized.


21        AIM CAPITAL DEVELOPMENT FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES



  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.


22        AIM CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Capital Development Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



23        AIM CAPITAL DEVELOPMENT FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


----------------------------------------------------------------------------------------------------
                                                                     HYPOTHETICAL
                                                               (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 -------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES    ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE   PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2, 3)     RATIO
----------------------------------------------------------------------------------------------------
        A           $1,000.00       $638.20        $5.31       $1,018.65       $ 6.55        1.29%
----------------------------------------------------------------------------------------------------
        B            1,000.00        636.20         8.39        1,014.88        10.33        2.04
----------------------------------------------------------------------------------------------------
        C            1,000.00        635.70         8.39        1,014.88        10.33        2.04
----------------------------------------------------------------------------------------------------
        R            1,000.00        637.70         6.34        1,017.39         7.81        1.54
----------------------------------------------------------------------------------------------------
        Y            1,000.00        870.60         0.79        1,019.81         5.38        1.06
----------------------------------------------------------------------------------------------------
    Investor         1,000.00        638.70         5.31        1,018.65         6.55        1.29
----------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


24        AIM CAPITAL DEVELOPMENT FUND

Supplement to Annual Report dated 10/31/08

AIM CAPITAL DEVELOPMENT FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    Please note that past performance is
                                             For periods ended 10/31/08                   not indicative of future results. More
The following information has been                                                        recent returns may be more or less than
prepared to provide Institutional Class      Inception (3/15/02)                 -0.11%   those shown. All returns assume
shareholders with a performance overview      5 Years                             0.35    reinvestment of distributions at NAV.
specific to their holdings. Institutional     1 Year                            -45.07    Investment return and principal value will
Class shares are offered exclusively to      ==========================================   fluctuate so your shares, when redeemed,
institutional investors, including defined                                                may be worth more or less than their
contribution plans that meet certain         ==========================================   original cost. See full report for
criteria.                                    AVERAGE ANNUAL TOTAL RETURNS                 information on comparative benchmarks.
                                             For periods ended 9/30/08, most recent       Please consult your Fund prospectus for
                                             calendar quarter-end                         more information. For the most current
                                                                                          month-end performance, please call 800 451
                                             Inception (3/15/02)                  3.62%   4246 or visit invescoaim.com.
                                              5 Years                             6.87
                                              1 Year                            -28.67
                                             ==========================================

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value (NAV). Performance of
                                             Institutional Class shares will differ
                                             from performance of other share classes
                                             primarily due to differing sales charges
                                             and class expenses.

                                                The total annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.76%. The expense ratios presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

==========================================
NASDAQ SYMBOL                        ACDVX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   CDV-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $640.00        $3.50       $1,020.86       $4.32        0.85%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM CAPITAL DEVELOPMENT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        from one another and attributed different
Equity Funds is required under the           comparative performance and fee data         weight to the various factors. The
Investment Company Act of 1940 to approve    regarding the AIM Funds prepared by an       Trustees recognized that the advisory
annually the renewal of the AIM Capital      independent company, Lipper, Inc.            arrangements and resulting advisory fees
Development Fund's (the Fund) investment     (Lipper), under the direction and            for the Fund and the other AIM Funds are
advisory agreement with Invesco Aim          supervision of the independent Senior        the result of years of review and
Advisors, Inc. (Invesco Aim). During         Officer who also prepares a separate         negotiation between the Trustees and
contract renewal meetings held on June       analysis of this information for the         Invesco Aim, that the Trustees may focus
18-19, 2008, the Board as a whole and the    Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
disinterested or "independent" Trustees,     recommendations to the Investments           these arrangements in some years than in
voting separately, approved the              Committee regarding the performance, fees    others, and that the Trustees'
continuance of the Fund's investment         and expenses of their assigned funds. The    deliberations and conclusions in a
advisory agreement for another year,         Investments Committee considers each         particular year may be based in part on
effective July 1, 2008. In doing so, the     Sub-Committee's recommendations and makes    their deliberations and conclusions of
Board determined that the Fund's             its own recommendations regarding the        these same arrangements throughout the
investment advisory agreement is in the      performance, fees and expenses of the AIM    year and in prior years.
best interests of the Fund and its           Funds to the full Board. The Investments
shareholders and that the compensation to    Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
Invesco Aim under the Fund's investment      Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
advisory agreement is fair and reasonable.   its annual recommendation to the Board
                                             whether to approve the continuance of each   The discussion below serves as a summary
   The independent Trustees met separately   AIM Fund's investment advisory agreement     of the Senior Officer's independent
during their evaluation of the Fund's        and sub-advisory agreements for another      written evaluation with respect to the
investment advisory agreement with           year.                                        Fund's investment advisory agreement as
independent legal counsel from whom they                                                  well as a discussion of the material
received independent legal advice, and the      The independent Trustees are assisted     factors and related conclusions that
independent Trustees also received           in their annual evaluation of the Fund's     formed the basis for the Board's approval
assistance during their deliberations from   investment advisory agreement by the         of the Fund's investment advisory
the independent Senior Officer, a            independent Senior Officer. One              agreement and sub-advisory agreements.
full-time officer of the AIM Funds who       responsibility of the Senior Officer is to   Unless otherwise stated, information set
reports directly to the independent          manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
Trustees.                                    proposed management fees are negotiated      does not reflect any changes that may have
                                             during the annual contract renewal process   occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          to ensure that they are negotiated in a      not limited to changes to the Fund's
                                             manner that is at arms' length and           performance, advisory fees, expense
The Board's Investments Committee has        reasonable. Accordingly, the Senior          limitations and/or fee waivers.
established three Sub-Committees that are    Officer must either supervise a
responsible for overseeing the management    competitive bidding process or prepare an    I. Investment Advisory Agreement
of a number of the series portfolios of      independent written evaluation. The Senior
the AIM Funds. This Sub-Committee            Officer has recommended that an                 A. Nature, Extent and Quality of
structure permits the Trustees to focus on   independent written evaluation be provided         Services Provided by Invesco Aim
the performance of the AIM Funds that have   and, at the direction of the Board, has
been assigned to them. The Sub-Committees    prepared an independent written              The Board reviewed the advisory services
meet throughout the year to review the       evaluation.                                  provided to the Fund by Invesco Aim under
performance of their assigned funds, and                                                  the Fund's investment advisory agreement,
the Sub-Committees review monthly and           During the annual contract renewal        the performance of Invesco Aim in
quarterly comparative performance            process, the Board considered the factors    providing these services, and the
information and periodic asset flow data     discussed below under the heading "Factors   credentials and experience of the officers
for their assigned funds. These materials    and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
are prepared under the direction and         Written Fee Evaluation" in evaluating the    these services. The Board's review of the
supervision of the independent Senior        fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Officer. Over the course of each year, the   investment advisory agreement and            these services included the Board's
Sub-Committees meet with portfolio           sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
managers for their assigned funds and        renewal meetings and at their meetings       and product review process, various back
other members of management and review       throughout the year as part of their         office support functions provided by
with these individuals the performance,      ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
investment objective(s), policies,           investment advisory agreement and            Invesco Aim's equity and fixed income
strategies and limitations of these funds.   sub-advisory agreements were considered      trading operations. The Board concluded
                                             separately, although the Board also          that the nature, extent and quality of the
   In addition to their meetings             considered the common interests of all of    advisory services provided to the Fund by
throughout the year, the Sub-Committees      the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
meet at designated contract renewal          Board considered all of the information      Invesco Aim currently is providing
meetings each year to conduct an in-depth    provided to them and did not identify any    satisfactory advisory services in
review of the performance, fees and          particular factor that was controlling.      accordance with the terms of the Fund's
expenses of their assigned funds. During     Each Trustee may have evaluated the          investment advisory agreement. In
the contract                                 information provided differently             addition, based on their ongoing meetings
                                                                                          throughout the year with the Fund's
                                                                                          portfolio manager or

                                                                                                                           continued


25              AIM CAPITAL DEVELOPMENT FUND

managers, the Board concluded that these     pendent written evaluation of the Fund's     median total expenses of the funds in the
individuals are competent and able to        Senior Officer only considered Fund          Fund's Lipper expense group that are not
continue to carry out their                  performance through the most recent          managed by Invesco Aim.
responsibilities under the Fund's            calendar year, the Board also reviewed
investment advisory agreement.               more recent Fund performance and this           After taking account of the Fund's
                                             review did not change their conclusions.     contractual advisory fee rate, as well as
   In determining whether to continue the                                                 the comparative advisory fee information
Fund's investment advisory agreement, the       C. Advisory Fees and Fee Waivers          discussed above, the Board concluded that
Board considered the prior relationship                                                   the Fund's advisory fees were fair and
between Invesco Aim and the Fund, as well    The Board compared the Fund's contractual    reasonable.
as the Board's knowledge of Invesco Aim's    advisory fee rate to the contractual
operations, and concluded that it was        advisory fee rates of funds in the Fund's       D. Economies of Scale and Breakpoints
beneficial to maintain the current           expense group that are not managed by
relationship, in part, because of such       Invesco Aim, at a common asset level and     The Board considered the extent to which
knowledge. The Board also considered the     as of the end of the past calendar year.     there are economies of scale in Invesco
steps that Invesco Aim and its affiliates    The Board noted that the Fund's              Aim's provision of advisory services to
have taken over the last several years to    contractual advisory fee rate was below      the Fund. The Board also considered
improve the quality and efficiency of the    the median contractual advisory fee rate     whether the Fund benefits from such
services they provide to the AIM Funds in    of funds in its expense group. The Board     economies of scale through contractual
the areas of investment performance,         also reviewed the methodology used by        breakpoints in the Fund's advisory fee
product line diversification,                Lipper and noted that the contractual fee    schedule or through advisory fee waivers
distribution, fund operations, shareholder   rates shown by Lipper in determining         or expense limitations. The Board noted
services and compliance. The Board           contractual fee rates.                       that the Fund's contractual advisory fee
concluded that the quality and efficiency                                                 schedule includes one breakpoint and that
of the services Invesco Aim and its             The Board also compared the Fund's        the level of the Fund's advisory fees, as
affiliates provide to the AIM Funds each     effective fee rate (the advisory fee after   a percentage of the Fund's net assets, has
of these areas have generally improved,      any advisory fee waivers and before any      decreased as net assets increased because
and support the Board's approval of the      expense limitations/waivers) to the          of the breakpoint. Based on this
continuance of the Fund's investment         advisory fee rates of other clients of       information, the Board concluded that the
advisory agreement.                          Invesco Aim and its affiliates with          Fund's advisory fees appropriately reflect
                                             investment strategies comparable to those    economies of scale at current asset
   B. Fund Performance                       of the Fund, including three mutual funds    levels. The Board also noted that the Fund
                                             advised by Invesco Aim and one mutual fund   shares directly in economies of scale
The Board compared the Fund's performance    sub-advised by an Invesco Aim affiliate.     through lower fees charged by third party
during the past one, three and five          The Board noted that the Fund's rate was:    service providers based on the combined
calendar years to the performance of funds   (i) below the rates for two of the mutual    size of all of the AIM Funds and
in the Fund's performance group that are     funds and above the rate for the third       affiliates.
not managed by Invesco Aim, and against      mutual fund; and (ii) above the
the performance of all funds in the Lipper   sub-advisory fee rate for the sub-advised       E. Profitability and Financial
Mid-Cap Growth Funds Index. The Board also   mutual fund.                                       Resources of Invesco Aim
reviewed the criteria used by Invesco Aim
to identify the funds in the Fund's             Additionally, the Board compared the      The Board reviewed information from
performance group for inclusion in the       Fund's effective fee rate to the total       Invesco Aim concerning the costs of the
Lipper reports. The Board noted that the     advisory fees paid by a separately managed   advisory and other services that Invesco
Fund's performance was in the fourth         account/ wrap account advised by Invesco     Aim and its affiliates provide to the Fund
quintile of its performance group for the    Aim affiliates. The Board noted that the     and the profitability of Invesco Aim and
one, three and five year periods (the        Fund's rate was above the rate for the       its affiliates in providing these
first quintile being the best performing     separately managed account/wrap account.     services. The Board also reviewed
funds and the fifth quintile being the       The Board considered that management of      information concerning the financial
worst performing funds). The Board noted     the separately managed account/wrap          condition of Invesco Aim and its
that the Fund's performance was below the    account by the Invesco Aim affiliate         affiliates. The Board also reviewed with
performance of the Index for the one,        involves different levels of services and    Invesco Aim the methodology used to
three and five year periods. The Board       different operational and regulatory         prepare the profitability information. The
noted that Invesco Aim acknowledges the      requirements than Invesco Aim's management   Board considered the overall profitability
Fund's underperformance because of shorter   of the Fund. The Board concluded that        of Invesco Aim, as well as the
term performance results and continues to    these differences are appropriately          profitability of Invesco Aim in connection
monitor the Fund. The Board also             reflected in the fee structure for the       with managing the Fund. The Board noted
considered the steps Invesco Aim has taken   Fund.                                        that Invesco Aim continues to operate at a
over the last several years to improve the                                                net profit, although increased expenses in
quality and efficiency of the services          The Board noted that Invesco Aim has      recent years have reduced the
that Invesco Aim provides to the AIM         not proposed any advisory fee waivers or     profitability of Invesco Aim and its
Funds. The Board concluded that Invesco      expense limitations for the Fund. The        affiliates. The Board concluded that the
Aim continues to be responsive to the        Board concluded that it was not necessary    Fund's fees were fair and reasonable, and
Board's focus on fund performance.           at this time to discuss with Invesco Aim     that the level of profits realized by
Although the inde-                           whether to implement any fee waivers or      Invesco Aim and its affiliates from
                                             expense limitations because the Fund's       providing services to the Fund was not
                                             total expenses were below the                excessive in light of the nature, quality
                                                                                          and extent of the services provided. The

                                                                                                                           continued


26              AIM CAPITAL DEVELOPMENT FUND

Board considered whether Invesco Aim is      expenses. The Board also noted that          filiated Sub-Advisers, which have offices
financially sound and has the resources      research obtained through soft dollar        and personnel that are geographically
necessary to perform its obligations under   arrangements may be used by Invesco Aim in   dispersed in financial centers around the
the Fund's investment advisory agreement,    making investment decisions for the Fund     world, have been formed in part for the
and concluded that Invesco Aim has the       and may therefore benefit Fund               purpose of researching and compiling
financial resources necessary to fulfill     shareholders. The Board concluded that       information and making recommendations on
these obligations.                           Invesco Aim's soft dollar arrangements       the markets and economies of various
                                             were appropriate. The Board also concluded   countries and securities of companies
   F. Independent Written Evaluation of      that, based on their review and              located in such countries or on various
      the Fund's Senior Officer              representations made by Invesco Aim, these   types of investments and investment
                                             arrangements were consistent with            techniques, and providing investment
The Board noted that, at their direction,    regulatory requirements.                     advisory services. The Board concluded
the Senior Officer of the Fund, who is                                                    that the sub-advisory agreements will
independent of Invesco Aim and Invesco          The Board considered the fact that the    benefit the Fund and its shareholders by
Aim's affiliates, had prepared an            Fund's uninvested cash and cash collateral   permitting Invesco Aim to utilize the
independent written evaluation to assist     from any securities lending arrangements     additional resources and talent of the
the Board in determining the                 may be invested in money market funds        Affiliated Sub-Advisers in managing the
reasonableness of the proposed management    advised by Invesco Aim pursuant to           Fund.
fees of the AIM Funds, including the Fund.   procedures approved by the Board. The
The Board noted that they had relied upon    Board noted that Invesco Aim will receive       B. Fund Performance
the Senior Officer's written evaluation      advisory fees from these affiliated money
instead of a competitive bidding process.    market funds attributable to such            The Board did not view Fund performance as
In determining whether to continue the       investments, although Invesco Aim has        a relevant factor in considering whether
Fund's investment advisory agreement, the    contractually agreed to waive through at     to approve the sub-advisory agreements for
Board considered the Senior Officer's        least June 30, 2009, the advisory fees       the Fund, as no Affiliated Sub-Adviser
written evaluation.                          payable by the Fund in an amount equal to    currently manages any portion of the
                                             100% of the net advisory fees Invesco Aim    Fund's assets.
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market
      and its Affiliates                     funds with respect to the Fund's                C. Sub-Advisory Fees
                                             investment of uninvested cash, but not
The Board considered various other           cash collateral. The Board considered the    The Board considered the services to be
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    provided by the Affiliated Sub-Advisers
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     pursuant to the sub-advisory agreements
relationship with the Fund, including the    least June 30, 2009. The Board concluded     and the services to be provided by Invesco
fees received by Invesco Aim and its         that the Fund's investment of uninvested     Aim pursuant to the Fund's investment
affiliates for their provision of            cash and cash collateral from any            advisory agreement, as well as the
administrative, transfer agency and          securities lending arrangements in the       allocation of fees between Invesco Aim and
distribution services to the Fund. The       affiliated money market funds is in the      the Affiliated Sub-Advisers pursuant to
Board considered the performance of          best interests of the Fund and its           the sub-advisory agreements. The Board
Invesco Aim and its affiliates in            shareholders.                                noted that the sub-advisory fees have no
providing these services and the                                                          direct effect on the Fund or its
organizational structure employed by         II. Sub-Advisory Agreements                  shareholders, as they are paid by Invesco
Invesco Aim and its affiliates to provide                                                 Aim to the Affiliated Sub-Advisers, and
these services. The Board also considered       A. Nature, Extent and Quality of          that Invesco Aim and the Affiliated
that these services are provided to the            Services Provided by Affiliated        Sub-Advisers are affiliates. After taking
Fund pursuant to written contracts which           Sub-Advisers                           account of the Fund's contractual
are reviewed and approved on an annual                                                    sub-advisory fee rate, as well as other
basis by the Board. The Board concluded      The Board reviewed the services to be        relevant factors, the Board concluded that
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    the Fund's sub-advisory fees were fair and
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          reasonable.
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco       D. Financial Resources of the
continue to provide these services to the    Australia Limited, Invesco Global Asset            Affiliated Sub-Advisers
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong
                                             Limited, Invesco Institutional (N.A.),       The Board considered whether each
   The Board considered the benefits         Inc. and Invesco Senior Secured              Affiliated Sub-Adviser is financially
realized by Invesco Aim as a result of       Management, Inc. (collectively, the          sound and has the resources necessary to
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         perform its obligations under its
through "soft dollar" arrangements. Under    sub-advisory agreements and the              respective sub-advisory agreement, and
these arrangements, portfolio brokerage      credentials and experience of the officers   concluded that each Affiliated Sub-Adviser
commissions paid by the Fund and/or other    and employees of the Affiliated              has the financial resources necessary to
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these          fulfill these obligations.
pay for research and execution services.     services. The Board concluded that the
The Board noted that soft dollar             nature, extent and quality of the services
arrangements shift the payment obligation    to be provided by the Affiliated
for the research and execution services      Sub-Advisers were appropriate. The Board
from Invesco Aim to the funds and            noted that the Af-
therefore may reduce Invesco Aim's


27              AIM CAPITAL DEVELOPMENT FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $164,465,703
     Qualified Dividend Income*                                12.23%
     Corporate Dividends Received Deduction*                   10.21%
     U.S. Treasury Obligations*                                 0.09%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 11.00%, 7.00%, 8.01%, and 9.82%, respectively.


28        AIM CAPITAL DEVELOPMENT FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1998          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1988          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




29        AIM CAPITAL DEVELOPMENT FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






30        AIM CAPITAL DEVELOPMENT FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                                invescoaim.com   CDV-AR-1  Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM CHARTER FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:

                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and
     [TAYLOR       provide some perspective and encouragement to my fellow long-term investors.
      PHOTO]
                   MARKET OVERVIEW

                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and
   Philip Taylor   slowing job growth, among others. In response, the U.S. Federal Reserve Board
                   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2               AIM CHARTER FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction
     [CROCKETT     of excess is often painful, at least in the short term. Your Board of Trustees
       PHOTO]      believes in the wisdom of a long-term perspective and consistent investment discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM CHARTER FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   o  It exceeds our target price.
PERFORMANCE SUMMARY
                                                                                          o  We have not seen a demonstrable
For the fiscal year ended October 31, 2008, Class A shares of AIM Charter Fund, at net       improvement in fundamentals.
asset value, delivered a return of --27.00% for shareholders, outpacing the broad
market S&P 500 Index that returned --36.08% as well as the Fund's style-specific          o  More compelling investments opportunity
benchmark, the Russell 1000 Index, which returned --36.80%. This was a very challenging      exists.
period, but the Fund's comparative results were a source of strength during these
turbulent times. All sectors were down for the period but the Fund benefited from         MARKET CONDITIONS AND YOUR FUND
select holdings in consumer staples and high quality financials. Select holdings in
information technology (IT) were some of the hardest hit. Your Fund's long-term           The fiscal year ended October 31, 2008,
performance appears later in this report.                                                 was a very challenging time for the
                                                                                          markets but it is worth noting that AIM
FUND VS. INDEXES                                                                          Charter Fund held up well compared to the
                                                                                          broad market and our peers, fulfilling our
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     mandate to be a source of strength during
not include applicable contingent deferred sales charges (CDSC) or front-end sales        turbulent times. It can be difficult to
charges, which would have reduced performance.                                            maintain perspective during times of
                                                                                          crisis but we should remember that our
Class A Shares                                                                  -27.00%   equity markets have gone through similarly
Class B Shares                                                                  -27.51    difficult environments in the past and
Class C Shares                                                                  -27.55    historically they have always recovered.
Class R Shares                                                                  -27.19    Today's challenges are serious but the
Class Y Shares*                                                                 -27.00    government is taking aggressive action.
S&P 500 Index(triangle) (Broad Market Index)                                    -36.08    These issues are not insurmountable, and
Russell 1000 Index(triangle) (Style-Specific Index)                             -36.80    we do not believe this is the time to
Lipper Large-Cap Core Funds Index(triangle) (Peer Group Index)                  -35.90    abandon your long-term investment
(triangle)Lipper Inc.                                                                     strategy.

*  Share class incepted during the fiscal year. See page 7 for a detailed                    These days we are often asked how did
   explanation of Fund performance.                                                       our economy get into this mess. It is not
=======================================================================================   a simple question to answer, but
                                                                                          essentially there was an excessive amount
HOW WE INVEST                                o  Business analysis to determine            of leverage in the system - too much debt
                                                competitive positioning                   and not enough assets to back it up. For
We manage your Fund as a conservative                                                     many years now financial institutions have
cornerstone, seeking to provide attractive   o  Valuation analysis to identify            been taking on too much risk in an effort
upside participation and stronger downside      attractively valued companies             to keep up with one another, and banks had
protection in difficult markets. As part                                                  to stretch beyond their traditional
of a well-diversified asset allocation          Financial analysis provides vital         revenue sources to "keep up" with their
strategy, the Fund can serve as a            insight into historical and potential        peers. This was part of our rationale for
foundation to a portfolio and complement     returns on invested capital, a key           moving out of financials several years
more aggressive or cyclical investments.     indicator of business quality and the        ago; a decision that has served as a
                                             caliber of management. Business analysis     significant source of protection for our
   We conduct fundamental research of        allows us to identify key drivers of the     investors. The consumer has also taken
companies to gain a thorough understanding   company, understand industry challenges      more and more risk on their own personal
of their business prospects, appreciation    and evaluate the sustainability of           balance sheets through home equity loans,
potential and return on invested capital     competitive advantages. Both the financial   credit cards, and other forms of credit
(ROIC). The process we use to identify       and business analyses serve as a basis to    being offered. As our research began to
potential investments for the Fund           construct valuation models that help us      uncover cracks in the consumer's armor we
includes three phases:                       estimate a company's value. We use three     moved our clients' assets into more
                                             primary valuation techniques, including      attractive areas.
o  Financial analysis to evaluate returns    discounted cash flow, traditional
   on invested capital and capital           valuation multiples and net asset value.
   allocation
                                             We consider selling a stock when:
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Information Technology               19.8%   1. Pharmaceuticals                    6.2%    1. Progressive Corp. (The)           3.0%
Financials                           16.5    2. Property & Casualty Insurance      5.7     2. 3M Co.                            2.8
Health Care                          13.1    3. Communications Equipment           5.3     3. Berkshire Hathaway Inc.-Class A   2.7
Industrials                          12.9    4. Systems Software                   5.2     4. Symantec Corp.                    2.6
Consumer Staples                      8.5    5. Industrial Conglomerates           4.8     5. Microsoft Corp.                   2.6
Energy                                6.3    ==========================================    6. Medtronic, Inc.                   2.5
Consumer Discretionary                3.8                                                  7. Cadbury PLC                       2.5
Telecommunication Services            2.3    ==========================================    8. Nokia-ADR                         2.2
Materials                             0.2    Total Net Assets             $4.2 billion     9. Wells Fargo & Co.                 2.1
Money Market Funds Plus Other                                                             10. Comcast Corp.-Class A             2.0
Assets Less Liabilities             16.6     Total Number of Holdings*              66    ==========================================
==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4               AIM CHARTER FUND

While financial institutions are not         We believed the prices of energy companies   allocation strategy. Thank you for your
exclusively behind the current crisis,       had reached levels that greatly minimized    continued trust and investment in AIM
they have played a role, and our economy     the number of attractively valued            Charter Fund.
is now going through the painful process     companies. This resulted in a tangible
of "deleveraging".                           underweight versus our stylespecific         (1) Reuters Knowledge
                                             index, a contrast to the notable
   Over the course of the fiscal year,       overweight we have had to energy for quite   The views and opinions expressed in
sources of strength for the Fund have come   some time. It was a move that benefited      management's discussion of Fund
from select holdings in consumer staples     shareholders as energy companies' share      performance are those of Invesco Aim
and high quality financials. Within          prices have fallen sharply since             Advisors, Inc. These views and opinions
consumer staples, WAL-MART STORES was a      mid-summer.                                  are subject to change at any time based on
top contributor as a weakening economic                                                   factors such as market and economic
environment and higher inflation caused         One of our more disappointing             conditions. These views and opinions may
many consumers to change their shopping      investments over the fiscal year was         not be relied upon as investment advice or
patterns in favor of the store's lower       MOTOROLA. The stock price was under          recommendations, or as an offer for a
prices. We originally invested in Wal-Mart   pressure as the company lost market share    particular security. The information is
in spring of 2006 as our research            to rivals such as NOKIA and the market       not a complete analysis of every aspect of
indicated that the company was improving     worried about Motorola's ability to          any market, country, industry, security or
its inventory management. We believed this   recover. In situations such as these, our    the Fund. Statements of fact are from
would enhance the firm's financial           team objectively re-evaluates our            sources considered reliable, but Invesco
flexibility, generate higher returns and     investment thesis, and sometimes we decide   Aim Advisors, Inc. makes no representation
increase company earnings.                   to move on and other times we are left       or warranty as to their completeness or
                                             with a renewed sense of confidence in our    accuracy. Although historical performance
   Our exposure to high quality              investment. We remained invested in          is no guarantee of future results, these
financials, such as WELLS FARGO, also        Motorola and added to our position because   insights may help you understand our
contributed to the Fund's results. We        we believe it has strong global              investment management philosophy.
began buying Wells Fargo in late 2007 as     distribution, good brand recognition, a
it fit the profile of our back to basics     sound balance sheet and that today's         See important Fund and index disclosures
thesis in the banking sector: it was well    valuation does not adequately reflect the    later in this report.
managed with a sound deposit base, a         company's worth.
history of conservative underwriting                                                                   RONALD SLOAN
standards and deep customer relationships.      Earlier in the fiscal year we decided                  Chartered Financial Analyst,
In our view, this business model is poised   to hedge a portion of our euro and british     [SLOAN     senior portfolio manager, is
to gain market share and thrive in the       pound currency exposure of certain             PHOTO]     lead manager of AIM Charter
revamped global financial system. As the     non-U.S. holdings. We did this by using a                 Fund. Mr. Sloan has been in
financial crisis has evolved, early          derivative, specifically by selling euro     the investment industry since 1971. He
indications are that Wells Fargo has         and british pound futures contracts, which   joined Invesco Aim in 1998. Mr. Sloan
indeed done well, as it has experienced      allowed us to gain exposure to the U.S.      attended the University of Missouri, where
healthy deposit growth, giving it fresh      dollar without having to take actual         he earned both a B.S. in business adminis-
capital to deploy at more favorable          ownership of the underlying currency. This   tration and an M.B.A.
pricing, and many of its more aggressive     benefited the Fund as the U.S. dollar
competitors have ceased to exist. We         appreciated versus these currencies.(1)                   TYLER DANN II
believe that it will continue to take        Currency hedging is not an investment                     Chartered Financial Analyst,
market share from weaker competitors.        strategy we frequently use, but we felt it     [DANN      portfolio manager, is manager
While the recently announced acquisition     was prudent in this situation.                 PHOTO]     of AIM Charter Fund. Mr. Dann
of Wachovia does add some risk to our                                                                  joined Invesco Aim in 2004.
thesis, since Wachovia's loan portfolio is      Maintaining a conservative approach is    He serves on the Board of Directors for
experiencing large losses, we also think     an enduring part of our investment           the National Association of Petroleum
it makes the new Wells Fargo the nation's    strategy. However, we are more defensive     Investment Analysts and is a member of
premier retail bank from coast to coast.     than we would be in more favorable market    the CFA Society of San Francisco. Mr. Dann
At this point, we believe the benefits of    conditions. We have capitalized on the       earned an A.B. degree from Princeton
the acquisition will outweigh the costs.     market's volatility to make what we          University.
                                             believe to be judicious long-term
   Overall, we have transitioned over the    investments in high quality businesses                    BRIAN NELSON
past year from a significant underweight     that are less dependent on external                       Chartered Financial Analyst,
in financials versus the broad market to a   sources of financing. Most of our                         portfolio manager, is manager
slight overweight. This is an important      purchases were in financials while most of    [NELSON     of AIM Charter Fund.
example of our willingness to capitalize     our sells were in energy. At the end of        PHOTO]     Mr. Nelson began his
on the market's shortsightedness to make     the fiscal year, our largest sector                       investment career in 1988 and
long-term attractive investments in high     weightings were IT and financials while we   joined Invesco Aim in 2004. He earned a
quality companies for our shareholders.      had minimal exposure to materials and        B.A. from the University of
                                             utilities.                                   California-Santa Barbara and is a member
   Another move that benefited                                                            of the Securities Analyst Society of San
shareholders had more to do with what we        We continue to focus on good companies    Francisco.
avoided rather than where we invested. In    with sound balance sheets, reliable
early 2008, we took profits in many of our   management teams and attractive              Assisted by the Mid/Large Cap Core Team
energy holdings as oil and natural gas       valuations. This is a long-term strategy
prices rallied, partly the result of         that facilitates our role as a
fundamental reasons and speculative          conservative cornerstone within your
activity.                                    broader asset


5               AIM CHARTER FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               This chart, which is a logarithmic        chart, each segment represents a doubling,
comparable future results.                   chart, presents the fluctuations in the      or 100% change, in the value of the
                                             value of the Fund and its indexes. We        investment. In other words, the space
   The data shown in the chart include       believe that a logarithmic chart is more     between $5,000 and $10,000 is the same
reinvested distributions, applicable sales   effective than other types of charts in      size as the space between $10,000 and
charges and Fund expenses including          illustrating changes in value during the     $20,000, and so on.
management fees. Index results include       early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates the
reflect sales charges. Performance of an     dollar value of an investment, is
index of funds reflects fund expenses and    constructed with each segment representing
management fees; performance of a market     a percent change in the value of the
index does not. Performance shown in the     investment. In this
chart and table(s) does not reflect
deduction of taxes a shareholder would pay
on Fund distributions or sale of Fund
shares.


6               AIM CHARTER FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A SHARES (OLDEST SHARE CLASS)
Fund data from 11/26/68, index data from 11/30/68

             AIM Charter Fund-
   Date        Class A Shares      S&P 500 Index(1)

11/26/68          $  9450                                  1/73      14167      12257
   11/68             9450               $ 10000            2/73      12525      11824
   12/68             9365                  9609            3/73      12491      11835
    1/69             9337                  9554            4/73      11191      11381
    2/69             9140                  9126            5/73      10609      11196
    3/69             9292                  9464            6/73      10233      11152
    4/69             9434                  9691            7/73      11635      11605
    5/69             9548                  9694            8/73      11806      11209
    6/69             9007                  9179            9/73      13517      11688
    7/69             8465                  8650           10/73      14167      11707
    8/69             9064                  9022           11/73      11494      10408
    9/69             9064                  8820           12/73      12249      10616
   10/69             9577                  9238            1/74      12009      10539
   11/69             9264                  8938            2/74      11941      10530
   12/69             9086                  8798            3/74      11323      10316
    1/70             8168                  8150            4/74      10706       9947
    2/70             8730                  8605            5/74      10328       9644
    3/70             8375                  8643            6/74      10396       9535
    4/70             7250                  7887            7/74       9676       8829
    5/70             6629                  7432            8/74       9573       8065
    6/70             6185                  7085            9/74       8270       7137
    7/70             6629                  7630           10/74       9745       8337
    8/70             6836                  7995           11/74       9499       7929
    9/70             7250                  8284           12/74       8941       7805
   10/70             7043                  8216            1/75       9465       8798
   11/70             7116                  8631            2/75       9954       9359
   12/70             7574                  9148            3/75      10443       9597
    1/71             8154                  9543            4/75      11630      10086
    2/71             8215                  9654            5/75      12153      10567
    3/71             8673                 10035            6/75      12957      11071
    4/71             9162                 10425            7/75      12258      10358
    5/71             9070                 10017            8/75      12188      10176
    6/71             9193                 10051            9/75      11700       9860
    7/71             9040                  9661           10/75      11909      10503
    8/71             9437                 10035           11/75      12120      10798
    9/71             9559                  9991           12/75      11837      10712
   10/71             9192                  9600            1/76      13357      12016
   11/71             9302                  9602            2/76      13852      11915
   12/71            10325                 10455            3/76      14346      12316
    1/72            11472                 10670            4/76      13922      12220
    2/72            11906                 10967            5/76      13745      12085
    3/72            12371                 11057            6/76      14062      12620
    4/72            12898                 11132            7/76      13850      12559
    5/72            14014                 11352            8/76      13638      12536
    6/72            14137                 11131            9/76      14486      12860
    7/72            13238                 11185           10/76      14380      12620
    8/72            12557                 11597           11/76      15701      12568
    9/72            13021                 11568           12/76      16808      13274
   10/72            12774                 11706            1/77      17236      12646
   11/72            13517                 12269            2/77      16309      12416
   12/72            14167                 12442            3/77      16237      12286
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    4/77            16559                 12338           11/82      51754      23405
    5/77            16274                 12096           12/82      52691      23856
    6/77            17201                 12693            1/83      52949      24744
    7/77            16524                 12498            2/83      54824      25311
    8/77            16167                 12320            3/83      58919      26245
    9/77            16560                 12339            4/83      62843      28313
   10/77            16096                 11859            5/83      63270      28066
   11/77            17020                 12235            6/83      66510      29158
   12/77            17682                 12325            7/83      64548      28298
    1/78            16630                 11618            8/83      62844      28722
    2/78            17213                 11382            9/83      64892      29119
    3/78            18148                 11717           10/83      63951      28781
    4/78            19551                 12773           11/83      64891      29388
    5/78            20720                 12891           12/83      62932      29235
    6/78            21188                 12714            1/84      59382      29072
    7/78            23642                 13456            2/84      56407      28048
    8/78            25746                 13861            3/84      57846      28534
    9/78            24616                 13816            4/84      56695      28805
   10/78            21539                 12611            5/84      53718      27209
   11/78            22170                 12883            6/84      55351      27799
   12/78            23356                 13135            7/84      54294      27455
    1/79            24181                 13717            8/84      59474      30486
    2/79            23612                 13275            9/84      58421      30492
    3/79            25055                 14068           10/84      58999      30611
    4/79            25363                 14156           11/84      58232      30268
    5/79            25363                 13849           12/84      59286      31064
    6/79            26292                 14450            1/85      64634      33484
    7/79            26497                 14644            2/85      66017      33896
    8/79            28351                 15489            3/85      64928      33916
    9/79            28867                 15557            4/85      64136      33885
   10/79            27424                 14560            5/85      67394      35844
   11/79            30537                 15251            6/85      68088      36407
   12/79            33642                 15578            7/85      67890      36356
    1/80            36337                 16547            8/85      67001      36003
    2/80            37274                 16545            9/85      64234      34916
    3/80            32410                 14937           10/85      67497      36529
    4/80            33933                 15627           11/85      72046      39035
    5/80            34697                 16432           12/85      74618      40924
    6/80            35929                 16951            1/86      75357      41153
    7/80            38508                 18131            2/86      81544      44227
    8/80            39741                 18314            3/86      85776      46695
    9/80            41676                 18852            4/86      85013      46172
   10/80            42322                 19233            5/86      90113      48629
   11/80            46004                 21282            6/86      92177      49450
   12/80            45024                 20641            7/86      86969      46686
    1/81            43061                 19776            8/86      91204      50146
    2/81            44043                 20118            9/86      84583      45999
    3/81            46567                 20923           10/86      88821      48653
    4/81            46357                 20517           11/86      89362      49835
    5/81            48601                 20568           12/86      87370      48564
    6/81            46569                 20441            1/87      99095      55106
    7/81            46150                 20484            2/87     105407      57282
    8/81            43833                 19300            3/87     107125      58938
    9/81            42851                 18350            4/87     107264      58413
   10/81            45448                 19341            5/87     108273      58916
   11/81            46130                 20138            6/87     111283      61891
   12/81            45646                 19622            7/87     116591      65029
    1/82            44514                 19367            8/87     119750      67454
    2/82            42813                 18285            9/87     119175      65977
    3/82            43220                 18190           10/87      94792      51772
    4/82            44758                 19014           11/87      88621      47506
    5/82            44029                 18365           12/87      96473      51121
    6/82            43866                 18090            1/88      94061      53269
    7/82            43625                 17770            2/88      98520      55740
    8/82            45727                 19927            3/88      96293      54023
    9/82            46294                 20174            4/88      96110      54623
   10/82            49290                 22496            5/88      95735      55087
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    6/88            99268                 57616            1/94     235529     121388
    7/88            97412                 57397            2/94     229476     118099
    8/88            93876                 55451            3/94     221605     112961
    9/88            98898                 57813            4/94     221849     114407
   10/88           100381                 59421            5/94     222869     116272
   11/88            99448                 58571            6/94     218523     113424
   12/88           100293                 59590            7/94     223353     117144
    1/89           107996                 63952            8/94     230232     121935
    2/89           106268                 62360            9/94     225627     118960
    3/89           110699                 63813           10/94     227680     121625
    4/89           116865                 67125           11/94     217958     117197
    5/89           123024                 69830           12/94     218721     118932
    6/89           120908                 69439            1/95     221149     122012
    7/89           133422                 75702            2/95     229221     126759
    8/89           134383                 77178            3/95     238917     130498
    9/89           136116                 76862            4/95     245941     134335
   10/89           134197                 75079            5/95     254574     139694
   11/89           137283                 76603            6/95     265393     142935
   12/89           138519                 78441            7/95     278398     147667
    1/90           130014                 73178            8/95     281376     148036
    2/90           131925                 74122            9/95     294404     154283
    3/90           134907                 76086           10/95     289223     153727
    4/90           134057                 74191           11/95     297928     160461
    5/90           146819                 81410           12/95     296766     163558
    6/90           149799                 80865            1/96     302731     169119
    7/90           151926                 80606            2/96     308695     170691
    8/90           144269                 73327            3/96     310486     172330
    9/90           138527                 69764            4/96     317968     174863
   10/90           139372                 69471            5/96     325154     179357
   11/90           147038                 73951            6/96     323951     180039
   12/90           149920                 76007            7/96     306231     172081
    1/91           156067                 79306            8/96     316153     175712
    2/91           168365                 84968            9/96     335091     185587
    3/91           174965                 87025           10/96     337503     190709
    4/91           173600                 87233           11/96     358935     205108
    5/91           179520                 90985           12/96     354843     201047
    6/91           173362                 86817            1/97     375353     213592
    7/91           183382                 90863            2/97     374077     215279
    8/91           189764                 93008            3/97     351557     206453
    9/91           188853                 91454            4/97     368924     218757
   10/91           191818                 92680            5/97     397220     232123
   11/91           185891                 88954            6/97     413308     242453
   12/91           206506                 99113            7/97     450092     261728
    1/92           200765                 97269            8/97     428488     247071
    2/92           201488                 98524            9/97     454026     260586
    3/92           198144                 96613           10/97     433958     251882
    4/92           200303                 99443           11/97     441379     263545
    5/92           200784                 99931           12/97     442570     268078
    6/92           195042                 98442            1/98     445447     271026
    7/92           200542                102458            2/98     473109     290567
    8/92           196009                100368            3/98     495061     305444
    9/92           196009                101552            4/98     494715     308560
   10/92           199832                101897            5/98     481358     303253
   11/92           206286                105362            6/98     505233     315565
   12/92           208844                106658            7/98     505940     312220
    1/93           210055                107554            8/98     423168     267104
    2/93           211757                109017            9/98     445173     284225
    3/93           217369                111317           10/98     482479     307305
    4/93           213217                108623           11/98     513985     325927
    5/93           217140                111523           12/98     561271     344701
    6/93           220354                111847            1/99     591019     359109
    7/93           222315                111399            2/99     568796     347941
    8/93           230185                115621            3/99     607361     361858
    9/93           232418                114731            4/99     616046     375862
   10/93           233649                117106            5/99     599474     366992
   11/93           225004                115993            6/99     642996     387287
   12/93           228469                117397            7/99     618884     375242
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    8/99           618512                373366            3/05     553308     363426
    9/99           610595                363136            4/05     541578     356521
   10/99           646804                386122            5/05     548077     367858
   11/99           673970                393960            6/05     550708     368373
   12/99           751476                417125            7/05     569872     382077
    1/00           723822                396186            8/05     567707     378600
    2/00           748214                388698            9/05     572078     381667
    3/00           813683                426712           10/05     559035     375293
    4/00           760387                413868           11/05     581229     389479
    5/00           718490                405384           12/05     584774     389635
    6/00           759947                415356            1/06     606294     399960
    7/00           761542                408877            2/06     608052     401040
    8/00           821323                434268            3/06     618146     406013
    9/00           766459                411339            4/06     623400     411453
   10/00           734728                409611            5/06     608501     399645
   11/00           629809                377334            6/06     606736     400164
   12/00           641019                379183            7/06     610680     402645
    1/01           668583                392644            8/06     625153     412228
    2/01           571371                356874            9/06     641407     422864
    3/01           509434                334284           10/06     656801     436649
    4/01           568783                360224           11/06     672170     444945
    5/01           569637                362638           12/06     679900     451175
    6/01           550725                353826            1/07     692274     457987
    7/01           530954                350358            2/07     679882     449056
    8/01           487946                328461            3/07     693616     454086
    9/01           431149                301954            4/07     728089     474202
   10/01           450077                307721            5/07     743087     490752
   11/01           491799                331323            6/07     741304     482605
   12/01           493078                334239            7/07     726700     467644
    1/02           483611                329359            8/07     725392     474659
    2/02           478436                323003            9/07     750998     492411
    3/02           498243                335147           10/07     764666     500243
    4/02           481452                314838           11/07     743409     479323
    5/02           481019                312539           12/07     736941     476003
    6/02           455188                290286            1/08     701568     447456
    7/02           418637                267673            2/08     699323     432934
    8/02           422949                269413            3/08     693029     431060
    9/02           389832                240155            4/08     713612     452047
   10/02           411779                261264            5/08     734664     457902
   11/02           431586                276627            6/08     687645     419337
   12/02           413503                260389            7/08     693490     415810
    1/03           399733                253593            8/08     707360     421827
    2/03           390699                249789            9/08     654944     384283
    3/03           392418                252212           10/08     558720     319626
    4/03           420397                272969
    5/03           448816                287327
    6/03           452272                291005
    7/03           458740                296126
    8/03           470346                301901
    9/03           463008                298701
   10/03           478519                315577
   11/03           488425                318354
   12/03           512748                335036
    1/04           517927                341201
    2/04           527405                345943
    3/04           514483                340720
    4/04           519680                335370
    5/04           523110                339965
    6/04           533049                346560
    7/04           516204                335089
    8/04           514501                336429
    9/04           518823                340063
   10/04           524426                345266
   11/04           539529                359215
   12/04           557280                371428
    1/05           545076                362365
    2/05           563336                369975
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 INCURRED DURING THE PERIOD COVERED BY THIS
                                                                                          REPORT.
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable       CLASS A SHARE PERFORMANCE REFLECTS THE
                                             sales charges                                MAXIMUM 5.50% SALES CHARGE, AND CLASS B
CLASS A SHARES                                                                            AND CLASS C SHARE PERFORMANCE REFLECTS THE
Inception (11/26/68)                10.60%   CLASS A SHARES                               APPLICABLE CONTINGENT DEFERRED SALES
10 Years                             0.89    Inception (11/26/68)                11.07%   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
 5 Years                             1.96    10 Years                             3.34    CDSC ON CLASS B SHARES DECLINES FROM 5%
 1 Year                            -31.03     5 Years                             5.97    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
                                              1 Year                            -17.58    THE BEGINNING OF THE SEVENTH YEAR. THE
CLASS B SHARES                                                                            CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
Inception (6/26/95)                  5.24%   CLASS B SHARES                               YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
10 Years                             0.88    Inception (6/26/95)                  6.55%   HAVE A FRONT-END SALES CHARGE; RETURNS
 5 Years                             2.00    10 Years                             3.34    SHOWN ARE AT NET ASSET VALUE AND DO NOT
 1 Year                            -31.12     5 Years                             6.09    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                              1 Year                            -17.69    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS C SHARES                                                                            ASSETS WITHIN THE FIRST YEAR. CLASS Y
Inception (8/4/97)                   1.24%   CLASS C SHARES                               SHARES DO NOT HAVE A FRONT-END SALES
10 Years                             0.73    Inception (8/4/97)                   2.72%   CHARGE OR A CDSC; THEREFORE, PERFORMANCE
 5 Years                             2.36    10 Years                             3.19    IS AT NET ASSET VALUE.
 1 Year                            -28.27     5 Years                             6.39
                                              1 Year                            -14.27       THE PERFORMANCE OF THE FUND'S SHARE
CLASS R SHARES                                                                            CLASSES WILL DIFFER PRIMARILY DUE TO
10 Years                             1.22%   CLASS R SHARES                               DIFFERENT SALES CHARGE STRUCTURES AND
 5 Years                             2.86    10 Years                             3.69%   CLASS EXPENSES.
 1 Year                            -27.19     5 Years                             6.90
                                              1 Year                            -12.96    (1) Total annual operating expenses less
CLASS Y SHARES                               ==========================================       contractual advisory fee waivers by
10 Years                             1.47                                                     the advisor in effect through at least
 5 Years                             3.13       THE PERFORMANCE DATA QUOTED REPRESENT         December 31, 2012. See current
 1 Year                            -27.00    PAST PERFORMANCE AND CANNOT GUARANTEE            prospectus for more information.
==========================================   COMPARABLE FUTURE RESULTS; CURRENT
                                             PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   (2) Total annual operating expenses less
CLASS R SHARES' INCEPTION DATE IS JUNE 3,    VISIT INVESCOAIM.COM FOR THE MOST RECENT         any contractual fee waivers and/or
2002. RETURNS SINCE THAT DATE ARE            MONTH-END PERFORMANCE. PERFORMANCE FIGURES       expense reimbursements by the advisor
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    REFLECT REINVESTED DISTRIBUTIONS, CHANGES        in effect through at least June 30,
BLENDED RETURNS OF HISTORICAL CLASS R        IN NET ASSET VALUE AND THE EFFECT OF THE         2009. See current prospectus for more
SHARE PERFORMANCE AND RESTATED CLASS A       MAXIMUM SALES CHARGE UNLESS OTHERWISE            information.
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      STATED. INVESTMENT RETURN AND PRINCIPAL
THE INCEPTION DATE OF CLASS R SHARES) AT     VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
NET ASSET VALUE, ADJUSTED TO REFLECT THE     A GAIN OR LOSS WHEN YOU SELL SHARES.
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS
R SHARES. CLASS A SHARES' INCEPTION DATE        THE NET ANNUAL FUND OPERATING EXPENSE
IS NOVEMBER 26, 1968.                        RATIO SET FORTH IN THE MOST RECENT FUND
                                             PROSPECTUS AS OF THE DATE OF THIS REPORT
   CLASS Y SHARES' INCEPTION DATE IS         FOR CLASS A, CLASS B, CLASS C, CLASS R AND
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     CLASS Y SHARES WAS 1.18%, 1.93%, 1.93%,
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    1.43%, AND 0.93%, RESPECTIVELY.(1,2) THE
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      TOTAL ANNUAL FUND OPERATING EXPENSE RATIO
PERFORMANCE AND RESTATED CLASS A SHARE       SET FORTH IN THE MOST RECENT FUND
PERFORMANCE (FOR PERIODS PRIOR TO THE        PROSPECTUS AS OF THE DATE OF THIS REPORT
INCEPTION DATE OF CLASS Y SHARES) AT NET     FOR CLASS A, CLASS B, CLASS C, CLASS R AND
ASSET VALUE. THE RESTATED CLASS A SHARE      CLASS Y SHARES WAS 1.21%, 1.96%, 1.96%,
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     1.46% AND 0.96%, RESPECTIVELY. THE EXPENSE
APPLICABLE TO CLASS A SHARES AS WELL AS      RATIOS PRESENTED ABOVE MAY VARY FROM THE
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
RECEIVED BY CLASS A SHARES. CLASS A SHARES   OF THIS REPORT THAT ARE BASED ON EXPENSES
INCEPTION DATE IS NOVEMBER 26, 1968.


11              AIM CHARTER FUND

AIM CHARTER FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES

o  Effective September 30, 2003, only        ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION
   previously established qualified plans
   are eligible to purchase Class B shares   o  The S&P 500--REGISTERED TRADEMARK--       o  The Chartered Financial
   of any AIM fund.                             INDEX is a market                            Analyst--REGISTERED TRADEMARK--
                                                capitalization-weighted index covering       (CFA--REGISTERED TRADEMARK--)
o  Class R shares are available only to         all major areas of the U.S. economy. It      designation is a globally recognized
   certain retirement plans. Please see         is not the 500 largest companies, but        standard for measuring the competence
   the prospectus for more information.         rather the most widely held 500              and integrity of investment
                                                companies chosen with respect to market      professionals.
o  Class Y shares are only available to         size, liquidity, and their industry.
   certain investors. Please see the                                                      o  The returns shown in management's
   prospectus for more information.          o  The RUSSELL 1000--REGISTERED                 discussion of Fund performance are
                                                TRADEMARK-- INDEX is comprised of 1000       based on net asset values calculated
PRINCIPAL RISKS OF INVESTING IN THE FUND        of the largest capitalized U.S.              for shareholder transactions. Generally
                                                domiciled companies whose common stock       accepted accounting principles require
o  To the extent the Fund holds cash or         is traded in the United States. The          adjustments to be made to the net
   cash equivalents rather than equity          Russell 1000 Index is a                      assets of the Fund at period end for
   securities for risk management               trademark/service mark of the Frank          financial reporting purposes, and as
   purposes, the Fund may not achieve its       Russell Company. RUSSELL--REGISTERED         such, the net asset values for
   investment objective.                        TRADEMARK-- is a trademark of the Frank      shareholder transactions and the
                                                Russell Company.                             returns based on those net asset values
o  Prices of equity securities change in                                                     may differ from the net asset values
   response to many factors, including the   o  The LIPPER LARGE-CAP CORE FUNDS INDEX        and returns reported in the Financial
   historical and prospective earnings of       is an equally weighted representation        Highlights.
   the issuer, the value of its assets,         of the largest funds in the Lipper
   general economic conditions, interest        Large-Cap Core Funds category. These      o  Industry classifications used in this
   rates, investor perceptions and market       funds typically have an average              report are generally according to the
   liquidity.                                   price-to-earnings ratio, price-to-book       Global Industry Classification
                                                ratio, and three-year sales-per-share        Standard, which was developed by and is
o  Foreign securities have additional           growth value, compared to the S&P            the exclusive property and a service
   risks, including exchange rate changes,      500--REGISTERED TRADEMARK-- Index.           mark of MSCI Inc. and Standard &
   political and economic upheaval,                                                          Poor's.
   relative lack of information,             o  The Fund is not managed to track the
   relatively low market liquidity, and         performance of any particular index,
   the potential lack of strict financial       including the indexes defined here, and
   and accounting controls and standards.       consequently, the performance of the
                                                Fund may deviate significantly from the
o  The prices of securities held by the         performance of the indexes.
   Fund may decline in response to market
   risks.                                    o  A direct investment cannot be made in
                                                an index. Unless otherwise indicated,
                                                index results include reinvested
                                                dividends, and they do not reflect
                                                sales charges. Performance of an index
                                                of funds reflects fund expenses;
                                                performance of a market index does not.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       CHTRX
=======================================================================================   Class B Shares                       BCHTX
                                                                                          Class C Shares                       CHTCX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       Class R Shares                       CHRRX
                                                                                          Class Y Shares                       CHTYX
                                                                                          ==========================================


12              AIM CHARTER FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                        SHARES           VALUE
----------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-82.88%

AEROSPACE & DEFENSE-2.98%

Boeing Co. (The)                                         618,107    $   32,308,453
----------------------------------------------------------------------------------
Northrop Grumman Corp.                                   689,375        32,324,794
----------------------------------------------------------------------------------
United Technologies Corp.                              1,125,000        61,830,000
==================================================================================
                                                                       126,463,247
==================================================================================


AIR FREIGHT & LOGISTICS-1.67%

United Parcel Service, Inc.-Class B                    1,339,492        70,698,388
==================================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.87%

Polo Ralph Lauren Corp.                                  786,011        37,076,139
==================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.24%

Legg Mason, Inc.(b)                                    2,363,833        52,453,454
==================================================================================


AUTOMOBILE MANUFACTURERS-0.21%

Renault S.A. (France)                                    293,478         9,010,553
==================================================================================


BIOTECHNOLOGY-1.49%

Amgen Inc.(c)                                          1,057,700        63,345,653
==================================================================================


BROADCASTING-1.99%

Comcast Corp.-Class A                                  5,350,054        84,316,851
==================================================================================


COMMUNICATIONS EQUIPMENT-5.25%

Cisco Systems, Inc.(c)                                 3,645,146        64,774,244
----------------------------------------------------------------------------------
Motorola, Inc.                                        11,928,510        64,056,099
----------------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                                6,184,903        93,886,828
==================================================================================
                                                                       222,717,171
==================================================================================


COMPUTER HARDWARE-1.93%

Fujitsu Ltd. (Japan)                                   8,952,000        35,622,002
----------------------------------------------------------------------------------
International Business Machines Corp.                    496,679        46,176,246
==================================================================================
                                                                        81,798,248
==================================================================================


COMPUTER STORAGE & PERIPHERALS-1.46%

EMC Corp.(c)                                           3,344,239        39,395,135
----------------------------------------------------------------------------------
Seagate Technology                                     3,306,348        22,383,976
==================================================================================
                                                                        61,779,111
==================================================================================


CONSUMER FINANCE-1.72%

American Express Co.                                   2,656,607        73,056,693
==================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.90%

Automatic Data Processing, Inc.                        2,311,268        80,778,817
==================================================================================


DIVERSIFIED BANKS-3.44%

U.S. Bancorp                                           1,906,982        56,847,133
----------------------------------------------------------------------------------
Wells Fargo & Co.                                      2,612,854        88,967,679
==================================================================================
                                                                       145,814,812
==================================================================================


DIVERSIFIED METALS & MINING-0.18%

Freeport-McMoRan Copper & Gold, Inc.                     260,000         7,566,000
==================================================================================


DRUG RETAIL-1.26%

Walgreen Co.                                           2,098,805        53,435,575
==================================================================================


ELECTRONIC EQUIPMENT & INSTRUMENTS-1.63%

Agilent Technologies, Inc.(c)                          3,107,050        68,945,440
==================================================================================


ELECTRONIC MANUFACTURING SERVICES-1.11%

Tyco Electronics Ltd.                                  2,423,645        47,115,659
==================================================================================


ENVIRONMENTAL & FACILITIES SERVICES-1.57%

Waste Management, Inc.                                 2,126,222        66,401,913
==================================================================================


HEALTH CARE EQUIPMENT-4.18%

Covidien Ltd.                                          1,585,595        70,226,002
----------------------------------------------------------------------------------
Medtronic, Inc.                                        2,651,075       106,917,855
==================================================================================
                                                                       177,143,857
==================================================================================


HYPERMARKETS & SUPER CENTERS-1.83%

Wal-Mart Stores, Inc.                                  1,390,752        77,617,869
==================================================================================


INDUSTRIAL CONGLOMERATES-4.77%

3M Co.                                                 1,867,749       120,096,261
----------------------------------------------------------------------------------
General Electric Co.                                   1,678,864        32,754,636
----------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Netherlands)                                        1,864,279        34,415,035
----------------------------------------------------------------------------------
Tyco International Ltd.                                  591,656        14,957,064
==================================================================================
                                                                       202,222,996
==================================================================================


INDUSTRIAL MACHINERY-0.79%

Danaher Corp.                                            565,800        33,517,992
==================================================================================


INSURANCE BROKERS-1.41%

Marsh & McLennan Cos., Inc.                            2,043,844        59,925,506
==================================================================================


INTEGRATED OIL & GAS-0.52%

Total S.A. (France)                                      404,239        22,200,125
==================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-0.86%

AT&T Inc.                                              1,362,200        36,466,094
==================================================================================


MANAGED HEALTH CARE-1.21%

UnitedHealth Group Inc.                                2,164,100        51,354,093
==================================================================================


MOVIES & ENTERTAINMENT-0.71%

News Corp.-Class A                                     2,842,511        30,244,317
==================================================================================


OFFICE ELECTRONICS-0.72%

Xerox Corp.                                            3,832,213        30,734,348
==================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM CHARTER FUND

                                                        SHARES           VALUE
----------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-2.50%

BJ Services Co.                                        4,489,495    $   57,690,011
----------------------------------------------------------------------------------
Tenaris S.A.-ADR (Argentina)                             821,272        16,909,991
----------------------------------------------------------------------------------
Weatherford International Ltd.(c)                      1,868,098        31,533,494
==================================================================================
                                                                       106,133,496
==================================================================================


OIL & GAS EXPLORATION & PRODUCTION-2.23%

Apache Corp.                                             310,126        25,532,674
----------------------------------------------------------------------------------
Chesapeake Energy Corp.                                1,109,835        24,383,075
----------------------------------------------------------------------------------
XTO Energy, Inc.                                       1,246,761        44,821,058
==================================================================================
                                                                        94,736,807
==================================================================================


OIL & GAS STORAGE & TRANSPORTATION-1.01%

Williams Cos., Inc. (The)                              2,046,100        42,906,717
==================================================================================


PACKAGED FOODS & MEATS-3.92%

Cadbury PLC (United Kingdom)                          11,545,331       106,054,628
----------------------------------------------------------------------------------
Unilever N.V. (Netherlands)(b)                         2,502,506        60,322,883
==================================================================================
                                                                       166,377,511
==================================================================================


PERSONAL PRODUCTS-0.22%

Avon Products, Inc.                                      380,604         9,450,397
==================================================================================


PHARMACEUTICALS-6.24%

GlaxoSmithKline PLC-ADR (United Kingdom)                 957,369        37,050,180
----------------------------------------------------------------------------------
Merck & Co. Inc.                                         770,545        23,848,368
----------------------------------------------------------------------------------
Pfizer Inc.                                            4,042,711        71,596,412
----------------------------------------------------------------------------------
Schering-Plough Corp.                                  2,302,914        33,369,224
----------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR (Israel)       1,342,930        57,584,838
----------------------------------------------------------------------------------
Wyeth                                                  1,285,196        41,357,607
==================================================================================
                                                                       264,806,629
==================================================================================


PROPERTY & CASUALTY INSURANCE-5.69%

Berkshire Hathaway Inc.-Class A(c)                         1,008       116,413,920
----------------------------------------------------------------------------------
Progressive Corp. (The)                                8,774,344       125,209,889
==================================================================================
                                                                       241,623,809
==================================================================================


RAILROADS-1.11%

Union Pacific Corp.                                      703,146        46,949,058
==================================================================================


REGIONAL BANKS-3.03%

BB&T Corp.(b)                                          1,869,346        67,016,054
----------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                       923,996        61,602,813
==================================================================================
                                                                       128,618,867
==================================================================================


SEMICONDUCTORS-0.61%

Intel Corp.                                            1,618,775        25,900,400
==================================================================================


SOFT DRINKS-0.75%

Coca-Cola Co. (The)                                      719,345        31,694,341
==================================================================================


SYSTEMS SOFTWARE-5.19%

Microsoft Corp.                                        4,922,040       109,909,153
----------------------------------------------------------------------------------
Symantec Corp.(c)                                      8,762,844       110,236,578
==================================================================================
                                                                       220,145,731
==================================================================================


WIRELESS TELECOMMUNICATION SERVICES-1.48%

Vodafone Group PLC (United Kingdom)                   32,553,055        62,679,178
==================================================================================
  Total Common Stocks & Other Equity Interests
  (Cost $4,347,449,256)                                              3,516,223,862
==================================================================================



PREFERRED STOCK-0.50%

HOUSEHOLD PRODUCTS-0.50%

Henkel AG & Co. KGaA-Pfd. (Germany) (Cost
  $39,614,821)                                           735,000        21,270,239
==================================================================================



MONEY MARKET FUNDS-15.94%

Liquid Assets Portfolio-Institutional Class(d)       338,066,566       338,066,566
----------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)             338,066,566       338,066,566
----------------------------------------------------------------------------------
  Total Money Market Funds (Cost $676,133,132)                         676,133,132
==================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.32% (Cost $5,063,197,209)                                 4,213,627,233
==================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-1.26%

Liquid Assets Portfolio-Institutional Class (Cost
  $53,546,610)(d)(e)                                  53,546,610        53,546,610
==================================================================================
TOTAL INVESTMENTS-100.58% (Cost $5,116,743,819)                      4,267,173,843
==================================================================================
OTHER ASSETS LESS LIABILITIES-(0.58)%                                  (24,452,409)
==================================================================================
NET ASSETS-100.00%                                                  $4,242,721,434
__________________________________________________________________________________
==================================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at October 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM CHARTER FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $4,387,064,077)*                       $ 3,537,494,101
--------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   729,679,742
========================================================
     Total investments (Cost
       $5,116,743,819)                     4,267,173,843
========================================================
Foreign currencies, at value (Cost
  $399)                                              352
--------------------------------------------------------
Receivables for:
  Fund shares sold                            11,299,604
--------------------------------------------------------
  Dividends                                    5,278,308
--------------------------------------------------------
  Foreign currency contracts
     outstanding                              23,824,584
--------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              334,314
--------------------------------------------------------
Other assets                                     217,219
========================================================
     Total assets                          4,308,128,224
________________________________________________________
========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                       6,986,898
--------------------------------------------------------
  Collateral upon return of securities
     loaned                                   53,546,610
--------------------------------------------------------
  Accrued fees to affiliates                   3,221,602
--------------------------------------------------------
  Accrued other operating expenses               156,937
--------------------------------------------------------
Trustee deferred compensation and
  retirement plans                             1,494,743
========================================================
     Total liabilities                        65,406,790
========================================================
Net assets applicable to shares
  outstanding                            $ 4,242,721,434
________________________________________________________
========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $ 7,315,459,563
--------------------------------------------------------
Undistributed net investment income           44,787,776
--------------------------------------------------------
Undistributed net realized gain (loss)    (2,290,076,013)
--------------------------------------------------------
Unrealized appreciation (depreciation)      (827,449,892)
========================================================
                                         $ 4,242,721,434
________________________________________________________
========================================================



NET ASSETS:

Class A                                  $ 3,454,369,883
________________________________________________________
========================================================
Class B                                  $   388,984,914
________________________________________________________
========================================================
Class C                                  $   179,758,892
________________________________________________________
========================================================
Class R                                  $     7,716,848
________________________________________________________
========================================================
Class Y                                  $     9,423,509
________________________________________________________
========================================================
Institutional Class                      $   202,467,388
________________________________________________________
========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      277,253,258
________________________________________________________
========================================================
Class B                                       32,665,883
________________________________________________________
========================================================
Class C                                       15,056,634
________________________________________________________
========================================================
Class R                                          623,098
________________________________________________________
========================================================
Class Y                                          756,047
________________________________________________________
========================================================
Institutional Class                           15,783,827
________________________________________________________
========================================================
Class A:
  Net asset value per share              $         12.46
--------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $12.46
     divided by 94.50%)                  $         13.19
________________________________________________________
========================================================
Class B:
  Net asset value and offering price
     per share                           $         11.91
________________________________________________________
========================================================
Class C:
  Net asset value and offering price
     per share                           $         11.94
________________________________________________________
========================================================
Class R:
  Net asset value and offering price
     per share                           $         12.38
________________________________________________________
========================================================
Class Y:
  Net asset value and offering price
     per share                           $         12.46
________________________________________________________
========================================================
Institutional Class:
  Net asset value and offering price
     per share                           $         12.83
________________________________________________________
========================================================



* At October 31, 2008, securities with an aggregate value of $54,847,863 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM CHARTER FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $2,098,423)                         $    86,409,168
--------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $850,145)                                                                          27,114,675
==================================================================================================
     Total investment income                                                           113,523,843
==================================================================================================


EXPENSES:

Advisory fees                                                                           34,590,867
--------------------------------------------------------------------------------------------------
Administrative services fees                                                               655,486
--------------------------------------------------------------------------------------------------
Custodian fees                                                                             150,954
--------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                               11,014,253
--------------------------------------------------------------------------------------------------
  Class B                                                                                7,241,641
--------------------------------------------------------------------------------------------------
  Class C                                                                                2,313,173
--------------------------------------------------------------------------------------------------
  Class R                                                                                   36,691
--------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                 15,007,770
--------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       124,075
--------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                  164,656
--------------------------------------------------------------------------------------------------
Other                                                                                    2,461,054
==================================================================================================
     Total expenses                                                                     73,760,620
==================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (2,310,341)
==================================================================================================
     Net expenses                                                                       71,450,279
==================================================================================================
Net investment income                                                                   42,073,564
==================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains from securities sold to affiliates
     of $2,478,344)                                                                    294,652,769
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     3,782,707
--------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                            22,719,057
==================================================================================================
                                                                                       321,154,533
==================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (2,022,217,651)
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      (133,648)
--------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                            22,089,874
==================================================================================================
                                                                                    (2,000,261,425)
==================================================================================================
Net realized and unrealized gain (loss)                                             (1,679,106,892)
==================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(1,637,033,328)
__________________________________________________________________________________________________
==================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM CHARTER FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008               2007
------------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                   $    42,073,564    $    72,808,918
------------------------------------------------------------------------------------------------------------
  Net realized gain                                                           321,154,533        830,447,389
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                     (2,000,261,425)       102,046,800
============================================================================================================
     Net increase (decrease) in net assets resulting from operations       (1,637,033,328)     1,005,303,107
============================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                     (63,632,396)       (33,924,619)
------------------------------------------------------------------------------------------------------------
  Class B                                                                      (4,147,087)        (2,299,763)
------------------------------------------------------------------------------------------------------------
  Class C                                                                      (1,085,344)          (432,209)
------------------------------------------------------------------------------------------------------------
  Class R                                                                         (72,529)           (28,684)
------------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (2,345,816)        (1,316,876)
============================================================================================================
     Total distributions from net investment income                           (71,283,172)       (38,002,151)
============================================================================================================
Share transactions-net:
  Class A                                                                    (184,540,385)      (517,998,249)
------------------------------------------------------------------------------------------------------------
  Class B                                                                    (477,843,998)      (672,272,123)
------------------------------------------------------------------------------------------------------------
  Class C                                                                     (21,977,702)       (54,864,868)
------------------------------------------------------------------------------------------------------------
  Class R                                                                       3,764,852            535,316
------------------------------------------------------------------------------------------------------------
  Class Y                                                                      10,515,678                 --
------------------------------------------------------------------------------------------------------------
  Institutional Class                                                         133,291,655        (10,903,120)
============================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (536,789,900)    (1,255,503,044)
============================================================================================================
     Net increase (decrease) in net assets                                 (2,245,106,400)      (288,202,088)
============================================================================================================


NET ASSETS:

  Beginning of year                                                         6,487,827,834      6,776,029,922
============================================================================================================
  End of year (includes undistributed net investment income of
     $44,787,776 and $69,690,401, respectively)                           $ 4,242,721,434    $ 6,487,827,834
____________________________________________________________________________________________________________
============================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM CHARTER FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM CHARTER FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or

15        AIM CHARTER FUND
      losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $150 million                                           0.80%
-------------------------------------------------------------------
Over $150 million                                            0.625%
___________________________________________________________________
===================================================================




  Through December 31, 2012, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $150 million                                           0.75%
-------------------------------------------------------------------
Next $4.85 billion                                           0.615%
-------------------------------------------------------------------
Next $2.5 billion                                            0.57%
-------------------------------------------------------------------
Next $2.5 billion                                            0.545%
-------------------------------------------------------------------
Over $10 billion                                             0.52%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $1,892,304.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $92,155.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average

16        AIM CHARTER FUND
daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $282,447 in front-end sales commissions from the sale of Class A shares and $997, $546,177, $12,289 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $6,444,340 and securities sales of $8,714,024, which resulted in net realized gains of $2,478,344.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $325,882.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $15,610 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--FOREIGN CURRENCY CONTRACTS AT PERIOD-END


                                         OPEN FOREIGN CURRENCY CONTRACTS
----------------------------------------------------------------------------------------------------------------
                                               CONTRACT TO
SETTLEMENT                       ---------------------------------------                             UNREALIZED
DATE                                 DELIVER                 RECEIVE                VALUE           APPRECIATION
----------------------------------------------------------------------------------------------------------------
12/10/2008                       EUR  88,480,000        USD  125,308,975        $112,614,395         $12,694,580
----------------------------------------------------------------------------------------------------------------
12/10/2008                       GBP  63,950,000        USD  112,031,207         102,635,913           9,395,294
================================================================================================================
  Total open foreign
     currency contracts                                                                              $22,089,874
________________________________________________________________________________________________________________
================================================================================================================





17        AIM CHARTER FUND

                                      CLOSED FOREIGN CURRENCY CONTRACTS
-------------------------------------------------------------------------------------------------------------
                                               CONTRACT TO
CLOSED                           --------------------------------------                             REALIZED
DATE                                 DELIVER                RECEIVE               VALUE           GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
09/23/2008                       USD  14,788,800        GBP   8,000,000        $14,022,320        $  (766,480)
-------------------------------------------------------------------------------------------------------------
10/28/2008                       USD  19,522,172        EUR  15,575,000         22,023,362          2,501,190
=============================================================================================================
  Total closed foreign
     currency contracts                                                                           $ 1,734,710
=============================================================================================================
  Total foreign currency
     contracts                                                                                    $23,824,584
_____________________________________________________________________________________________________________
=============================================================================================================



CURRENCY ABBREVIATIONS:
EUR - Euro
GBP - British Pound Sterling
USD - U.S. Dollar

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $71,283,172     $38,002,151
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                         2008
--------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $    46,413,169
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                             (858,815,583)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                            30,210
--------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (1,625,393)
--------------------------------------------------------------------------------------------------
Capital loss carryforward                                                           (2,258,740,532)
--------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        7,315,459,563
==================================================================================================
Total net assets                                                                   $ 4,242,721,434
__________________________________________________________________________________________________
==================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund utilized $332,893,388 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                         CARRYFORWARD*
------------------------------------------------------------------------------------------------
October 31, 2009                                                                  $1,525,684,032
------------------------------------------------------------------------------------------------
October 31, 2010                                                                     733,056,500
================================================================================================
Total capital loss carryforward                                                   $2,258,740,532
________________________________________________________________________________________________
================================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 10, 2006, the date of the reorganization of AIM Premier Equity Fund, into the fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited up to five years from the date of the reorganization.


18        AIM CHARTER FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $1,786,066,515 and $2,206,878,913, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

          UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $   191,086,152
--------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (1,049,901,735)
==================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $  (858,815,583)
__________________________________________________________________________________________________
==================================================================================================
Cost of investments for tax purposes is $5,125,989,426.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and proxy costs, on October 31, 2008, undistributed net investment income was increased by $4,306,983, undistributed net realized gain (loss) was decreased by $3,821,970 and shares of beneficial interest decreased by $485,013. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                                  SUMMARY OF SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                           -----------------------------------------------------------------
                                                                      2008(a)                              2007
                                                           -----------------------------     -------------------------------
                                                              SHARES           AMOUNT           SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   16,007,143     $ 241,415,100       6,638,643     $   108,366,370
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                    2,727,211        40,298,722       2,775,431          42,569,785
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                    2,186,799        31,914,299       1,030,061          15,808,452
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                      364,707         5,650,360         137,237           2,183,517
----------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   757,026        10,527,979              --                  --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       14,571,565       235,680,468       4,329,643          72,366,806
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    3,599,299        59,244,455       2,074,397          32,111,669
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      248,883         3,939,829         147,276           2,188,523
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       63,596         1,009,284          27,284             406,812
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                        4,425            72,526           1,861              28,679
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          136,321         2,301,095          81,535           1,294,779
============================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                   23,711,322       368,251,149      24,199,603         390,922,132
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (24,730,070)     (368,251,149)    (25,290,251)       (390,922,132)
============================================================================================================================
Reacquired:
  Class A(b)                                               (55,466,782)     (853,451,089)    (65,231,388)     (1,049,398,420)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (10,294,711)     (153,831,400)    (21,131,814)       (326,108,299)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (3,687,944)      (54,901,285)     (4,603,510)        (71,080,132)
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (128,066)       (1,958,034)       (103,560)         (1,676,880)
----------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                      (979)          (12,301)             --                  --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (6,490,325)     (104,689,908)     (4,870,980)        (84,564,705)
============================================================================================================================
     Net decrease in share activity                        (36,420,580)    $(536,789,900)    (79,788,532)    $(1,255,503,044)
____________________________________________________________________________________________________________________________
============================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the
     Fund:

CLASS                                                                       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Class Y                                                                     741,559     $ 10,337,327
----------------------------------------------------------------------------------------------------
Class A                                                                    (741,559)     (10,337,327)
____________________________________________________________________________________________________
====================================================================================================





19        AIM CHARTER FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                     NET GAINS
                          NET ASSET       NET      ON SECURITIES                 DIVIDENDS
                            VALUE,    INVESTMENT       (BOTH       TOTAL FROM    FROM NET     NET ASSET
                          BEGINNING     INCOME      REALIZED AND   INVESTMENT   INVESTMENT   VALUE, END     TOTAL
                          OF PERIOD    (LOSS)(a)    UNREALIZED)    OPERATIONS     INCOME      OF PERIOD   RETURN(b)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08         $17.30      $ 0.14         $(4.76)       $(4.62)      $(0.22)      $12.46       (27.00)%
Year ended 10/31/07          14.96        0.20           2.25(e)       2.45        (0.11)       17.30        16.44(e)
Year ended 10/31/06          12.85        0.13           2.10          2.23        (0.12)       14.96        17.49
Year ended 10/31/05          12.16        0.15(f)        0.65          0.80        (0.11)       12.85         6.59
Year ended 10/31/04          11.12        0.06           1.00          1.06        (0.02)       12.16         9.58
-------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08          16.50        0.02          (4.54)        (4.52)       (0.07)       11.91       (27.51)
Year ended 10/31/07          14.30        0.08           2.14(e)       2.22        (0.02)       16.50        15.56(e)
Year ended 10/31/06          12.27        0.02           2.02          2.04        (0.01)       14.30        16.63
Year ended 10/31/05          11.61        0.05(f)        0.62          0.67        (0.01)       12.27         5.76
Year ended 10/31/04          10.67       (0.02)          0.96          0.94           --        11.61         8.81
-------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08          16.55        0.02          (4.56)        (4.54)       (0.07)       11.94       (27.55)
Year ended 10/31/07          14.34        0.08           2.15(e)       2.23        (0.02)       16.55        15.58(e)
Year ended 10/31/06          12.30        0.02           2.03          2.05        (0.01)       14.34        16.67
Year ended 10/31/05          11.64        0.05(f)        0.62          0.67        (0.01)       12.30         5.75
Year ended 10/31/04          10.70       (0.02)          0.96          0.94           --        11.64         8.79
-------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08          17.18        0.10          (4.73)        (4.63)       (0.17)       12.38       (27.19)
Year ended 10/31/07          14.87        0.16           2.23(e)       2.39        (0.08)       17.18        16.12(e)
Year ended 10/31/06          12.77        0.09           2.10          2.19        (0.09)       14.87        17.21
Year ended 10/31/05          12.10        0.12(f)        0.63          0.75        (0.08)       12.77         6.22
Year ended 10/31/04          11.08        0.04           1.00          1.04        (0.02)       12.10         9.35
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(g)       13.94        0.01          (1.49)        (1.48)          --        12.46       (10.62)
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08          17.81        0.20          (4.88)        (4.68)       (0.30)       12.83       (26.68)
Year ended 10/31/07          15.38        0.28           2.31(e)       2.59        (0.16)       17.81        16.96(e)
Year ended 10/31/06          13.22        0.20           2.16          2.36        (0.20)       15.38        18.03
Year ended 10/31/05          12.53        0.22(f)        0.65          0.87        (0.18)       13.22         6.98
Year ended 10/31/04          11.45        0.13           1.03          1.16        (0.08)       12.53        10.21
___________________________________________________________________________________________________________________
===================================================================================================================

                                               RATIO OF           RATIO OF
                                               EXPENSES           EXPENSES
                                              TO AVERAGE       TO AVERAGE NET    RATIO OF NET
                                              NET ASSETS       ASSETS WITHOUT     INVESTMENT
                            NET ASSETS,    WITH FEE WAIVERS     FEE WAIVERS     INCOME (LOSS)
                           END OF PERIOD    AND/OR EXPENSES   AND/OR EXPENSES     TO AVERAGE     PORTFOLIO
                          (000S OMITTED)       ABSORBED           ABSORBED        NET ASSETS    TURNOVER(c)
-----------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08         $3,454,370           1.19%(d)           1.23%(d)         0.88%(d)        38%
Year ended 10/31/07          5,005,716           1.16               1.19             1.25            39
Year ended 10/31/06          4,812,619           1.26               1.27             0.93            51
Year ended 10/31/05          1,638,002           1.23               1.25             1.16(f)         54
Year ended 10/31/04          1,843,623           1.26               1.27             0.54            36
-----------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08            388,985           1.94(d)            1.98(d)          0.13(d)         38
Year ended 10/31/07          1,067,897           1.91               1.94             0.50            39
Year ended 10/31/06          1,547,422           2.01               2.02             0.18            51
Year ended 10/31/05            617,534           1.95               1.97             0.44(f)         54
Year ended 10/31/04            885,500           1.96               1.97            (0.16)           36
-----------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08            179,759           1.94(d)            1.98(d)          0.13(d)         38
Year ended 10/31/07            272,904           1.91               1.94             0.50            39
Year ended 10/31/06            287,359           2.01               2.02             0.18            51
Year ended 10/31/05            107,776           1.95               1.97             0.44(f)         54
Year ended 10/31/04            138,305           1.96               1.97            (0.16)           36
-----------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08              7,717           1.44(d)            1.48(d)          0.63(d)         38
Year ended 10/31/07              6,565           1.41               1.44             1.00            39
Year ended 10/31/06              5,153           1.51               1.52             0.68            51
Year ended 10/31/05              2,637           1.45               1.47             0.94(f)         54
Year ended 10/31/04              2,534           1.46               1.47             0.34            36
-----------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(g)           9,424           0.97(d)(h)         1.01(d)(h)       1.10(d)(h)      38
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08            202,467           0.76(d)            0.80(d)          1.31(d)         38
Year ended 10/31/07            134,745           0.73               0.76             1.68            39
Year ended 10/31/06            123,476           0.79               0.80             1.40            51
Year ended 10/31/05             54,728           0.71               0.73             1.68(f)         54
Year ended 10/31/04              3,285           0.74               0.75             1.06            36
_________________________________________________________________________________________________________________
=================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $4,405,701, $724,164, $231,317, $7,338, $9,039 and $123,376 for Class A, Class B, Class
     C, Class R, Class Y and Institutional Class shares, respectively.
(e) Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share would have been $2.12, $2.01, $2.02, $2.10, and $2.18 for Class A, Class B, Class C, Class R, and Institutional Class, respectively and total return would have been lower.
(f) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend would have been $0.10 and 0.80%, $0.00 and 0.08%, $0.00 and 0.08%, $0.07 and
     0.58%, $0.17 and 1.32%, for Class A, Class B, Class C, Class R and Institutional Class, respectively.
(g)  Commencement date of October 3, 2008.
(h)  Annualized.


20        AIM CHARTER FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM CHARTER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Charter Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Charter Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion. The financial highlights for the period ended October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM CHARTER FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


----------------------------------------------------------------------------------------------------
                                                                     HYPOTHETICAL
                                                               (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 -------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES    ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE   PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2, 3)     RATIO
----------------------------------------------------------------------------------------------------
        A           $1,000.00       $782.20        $5.38       $1,019.10        $6.09        1.20%
----------------------------------------------------------------------------------------------------
        B            1,000.00        779.40         8.72        1,015.33         9.88        1.95
----------------------------------------------------------------------------------------------------
        C            1,000.00        779.40         8.72        1,015.33         9.88        1.95
----------------------------------------------------------------------------------------------------
        R            1,000.00        780.60         6.49        1,017.85         7.35        1.45
----------------------------------------------------------------------------------------------------
        Y            1,000.00        893.80         0.73        1,020.26         4.93        0.97
----------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM CHARTER FUND

Supplement to Annual Report dated 10/31/08

AIM CHARTER FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    Please note that past performance is
                                             For periods ended 10/31/08                   not indicative of future results. More
The following information has been                                                        recent returns may be more or less than
prepared to provide Institutional Class      Inception (7/30/91)                  7.15%   those shown. All returns assume
shareholders with a performance overview     10 Years                             1.92    reinvestment of distributions at NAV.
specific to their holdings. Institutional     5 Years                             3.60    Investment return and principal value will
Class shares are offered exclusively to       1 Year                            -26.68    fluctuate so your shares, when redeemed,
institutional investors, including defined   ==========================================   may be worth more or less than their
contribution plans that meet certain                                                      original cost. See full report for
criteria.                                    ==========================================   information on comparative benchmarks.
                                             AVERAGE ANNUAL TOTAL RETURNS                 Please consult your Fund prospectus for
                                             For periods ended 9/30/08, most recent       more information. For the most current
                                             calendar quarter-end                         month-end performance, please call 800 451
                                                                                          4246 or visit invescoaim.com.
                                             Inception (7/30/91)                  8.19%
                                             10 Years                             4.41    (1) Total annual operating expenses less
                                              5 Years                             7.66        contractual advisory fee waivers by
                                              1 Year                            -12.42        the advisor in effect through at least
                                             ==========================================       December 31, 2012. See current
                                                                                              prospectus for more information.
                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net     (2) Total annual operating expenses less
                                             asset value (NAV). Performance of                any contractual fee waivers and/or
                                             Institutional Class shares will differ           expense reimbursements by the advisor
                                             from performance of other share classes          in effect through at least June 30,
                                             primarily due to differing sales charges         2009. See current prospectus for more
                                             and class expenses.                              information.

                                                The net annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.75%.(1,2) The total annual Fund
                                             operating expense ratio set forth in the
                                             most recent Fund prospectus as of the date
                                             of this supplement for Institutional Class
                                             shares was 0.78%.The expense ratios
                                             presented above may vary from the expense
                                             ratios presented in other sections of the
                                             actual report that are based on expenses
                                             incurred during the period covered by the
                                             report.

==========================================
NASDAQ SYMBOL                        CHTVX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   CHT-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $783.70        $3.45       $1,021.27       $3.91        0.77%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM CHARTER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        from one another and attributed different
Equity Funds is required under the           comparative performance and fee data         weight to the various factors. The
Investment Company Act of 1940 to approve    regarding the AIM Funds prepared by an       Trustees recognized that the advisory
annually the renewal of the AIM Charter      independent company, Lipper, Inc.            arrangements and resulting advisory fees
Fund's (the Fund) investment advisory        (Lipper), under the direction and            for the Fund and the other AIM Funds are
agreement with Invesco Aim Advisors, Inc.    supervision of the independent Senior        the result of years of review and
(Invesco Aim). During contract renewal       Officer who also prepares a separate         negotiation between the Trustees and
meetings held on June 18-19, 2008, the       analysis of this information for the         Invesco Aim, that the Trustees may focus
Board as a whole and the disinterested or    Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
"independent" Trustees, voting separately,   recommendations to the Investments           these arrangements in some years than in
approved the continuance of the Fund's       Committee regarding the performance, fees    others, and that the Trustees'
investment advisory agreement for another    and expenses of their assigned funds. The    deliberations and conclusions in a
year, effective July 1, 2008. In doing so,   Investments Committee considers each         particular year may be based in part on
the Board determined that the Fund's         Sub-Committee's recommendations and makes    their deliberations and conclusions of
investment advisory agreement is in the      its own recommendations regarding the        these same arrangements throughout the
best interests of the Fund and its           performance, fees and expenses of the AIM    year and in prior years.
shareholders and that the compensation to    Funds to the full Board. The Investments
Invesco Aim under the Fund's investment      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
advisory agreement is fair and reasonable.   SubCommittee's recommendations in making     INDEPENDENT WRITTEN FEE EVALUATION
                                             its annual recommendation to the Board
   The independent Trustees met separately   whether to approve the continuance of each   The discussion below serves as a summary
during their evaluation of the Fund's        AIM Fund's investment advisory agreement     of the Senior Officer's independent
investment advisory agreement with           and sub-advisory agreements for another      written evaluation with respect to the
independent legal counsel from whom they     year.                                        Fund's investment advisory agreement as
received independent legal advice, and the                                                well as a discussion of the material
independent Trustees also received              The independent Trustees are assisted     factors and related conclusions that
assistance during their deliberations from   in their annual evaluation of the Fund's     formed the basis for the Board's approval
the independent Senior Officer, a            investment advisory agreement by the         of the Fund's investment advisory
full-time officer of the AIM Funds who       independent Senior Officer. One              agreement and sub-advisory agreements.
reports directly to the independent          responsibility of the Senior Officer is to   Unless otherwise stated, information set
Trustees.                                    manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
                                             proposed management fees are negotiated      does not reflect any changes that may have
THE BOARD'S FUND EVALUATION PROCESS          during the annual contract renewal process   occurred since that date, including but
                                             to ensure that they are negotiated in a      not limited to changes to the Fund's
The Board's Investments Committee has        manner that is at arms' length and           performance, advisory fees, expense
established three Sub-Committees that are    reasonable. Accordingly, the Senior          limitations and/or fee waivers.
responsible for overseeing the management    Officer must either supervise a
of a number of the series portfolios of      competitive bidding process or prepare an    I. Investment Advisory Agreement
the AIM Funds. This Sub-Committee            independent written evaluation. The Senior
structure permits the Trustees to focus on   Officer has recommended that an                 A. Nature, Extent and Quality of
the performance of the AIM Funds that have   independent written evaluation be provided         Services Provided by Invesco Aim
been assigned to them. The Sub-Committees    and, at the direction of the Board, has
meet throughout the year to review the       prepared an independent written              The Board reviewed the advisory services
performance of their assigned funds, and     evaluation.                                  provided to the Fund by Invesco Aim under
the Sub-Committees review monthly and                                                     the Fund's investment advisory agreement,
quarterly comparative performance               During the annual contract renewal        the performance of Invesco Aim in
information and periodic asset flow data     process, the Board considered the factors    providing these services, and the
for their assigned funds. These materials    discussed below under the heading "Factors   credentials and experience of the officers
are prepared under the direction and         and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
supervision of the independent Senior        Written Fee Evaluation" in evaluating the    these services. The Board's review of the
Officer. Over the course of each year, the   fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Sub-Committees meet with portfolio           investment advisory agreement and            these services included the Board's
managers for their assigned funds and        sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
other members of management and review       renewal meetings and at their meetings       and product review process, various back
with these individuals the performance,      throughout the year as part of their         office support functions provided by
investment objective(s), policies,           ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
strategies and limitations of these funds.   investment advisory agreement and            Invesco Aim's equity and fixed income
                                             sub-advisory agreements were considered      trading operations. The Board concluded
   In addition to their meetings             separately, although the Board also          that the nature, extent and quality of the
throughout the year, the Sub-Committees      considered the common interests of all of    advisory services provided to the Fund by
meet at designated contract renewal          the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
meetings each year to conduct an in-depth    Board considered all of the information      Invesco Aim currently is providing
review of the performance, fees and          provided to them and did not identify any    satisfactory advisory services in
expenses of their assigned funds. During     particular factor that was controlling.      accordance with the terms of the Fund's
the contract                                 Each Trustee may have evaluated the          investment advisory agreement. In
                                             information provided differently             addition, based on their ongoing meetings
                                                                                          throughout the year with the Fund's
                                                                                          portfolio manager or

                                                                                                                           continued


24              AIM CHARTER FUND

managers, the Board concluded that these     calendar year, the Board also reviewed       appropriate.
individuals are competent and able to        more recent Fund performance and this
continue to carry out their                  review did not change their conclusions.        After taking account of the Fund's
responsibilities under the Fund's                                                         contractual advisory fee rate, as well as
investment advisory agreement.                  C. Advisory Fees and Fee Waivers          the comparative advisory fee information
                                                                                          and the fee waiver discussed above, the
   In determining whether to continue the    The Board compared the Fund's contractual    Board concluded that the Fund's advisory
Fund's investment advisory agreement, the    advisory fee rate to the contractual         fees were fair and reasonable.
Board considered the prior relationship      advisory fee rates of funds in the Fund's
between Invesco Aim and the Fund, as well    Lipper expense group that are not managed       D. Economies of Scale and Breakpoints
as the Board's knowledge of Invesco Aim's    by Invesco Aim, at a common asset level
operations, and concluded that it was        and as of the end of the past calendar       The Board considered the extent to which
beneficial to maintain the current           year. The Board noted that the Fund's        there are economies of scale in Invesco
relationship, in part, because of such       contractual advisory fee rate was above      Aim's provision of advisory services to
knowledge. The Board also considered the     the median contractual advisory fee rate     the Fund. The Board also considered
steps that Invesco Aim and its affiliates    of funds in its expense group. The Board     whether the Fund benefits from such
have taken over the last several years to    also reviewed the methodology used by        economies of scale through contractual
improve the quality and efficiency of the    Lipper in determining contractual fee        breakpoints in the Fund's advisory fee
services they provide to the AIM Funds in    rates.                                       schedule or through advisory fee waivers
the areas of investment performance,                                                      or expense limitations. The Board noted
product line diversification,                   The Board also compared the Fund's        that the Fund's contractual advisory fee
distribution, fund operations, shareholder   effective fee rate (the advisory fee after   schedule includes one breakpoint and that
services and compliance. The Board           any advisory fee waivers and before any      the level of the Fund's advisory fees, as
concluded that the quality and efficiency    expense limitations/waivers) to the          a percentage of the Fund's net assets, has
of the services Invesco Aim and its          advisory fee rates of other clients of       decreased as net assets increased because
affiliates provide to the AIM Funds in       Invesco Aim and its affiliates with          of the breakpoint. The Board also noted
each of these areas have generally           investment strategies comparable to those    that Invesco Aim's contractual advisory
improved, and support the Board's approval   of the Fund, including three mutual funds    fee waiver discussed above includes
of the continuance of the Fund's             advised by Invesco Aim and one mutual fund   breakpoints based on net asset levels.
investment advisory agreement.               sub-advised by an Invesco Aim affiliate.     Based on this information, the Board
                                             The Board noted that the Fund's rate was:    concluded that the Fund's advisory fees
   B. Fund Performance                       (i) above the rate for two mutual funds      appropriately reflect economies of scale
                                             and the same as the rate for the third       at current asset levels. The Board also
The Board compared the Fund's performance    mutual fund; and (ii) above the              noted that the Fund shares directly in
during the past one, three and five          sub-advisory fee rate for the sub-advised    economies of scale through lower fees
calendar years to the performance of funds   mutual fund.                                 charged by third party service providers
in the Fund's performance group that are                                                  based on the combined size of all of the
not managed by Invesco Aim, and against         Additionally, the Board compared the      AIM Funds and affiliates.
the performance of all funds in the Lipper   Fund's effective fee rate to the total
Large-Cap Core Funds Index. The Board also   advisory fees paid by numerous separately       E. Profitability and Financial
reviewed the criteria used by Invesco Aim    managed accounts/wrap accounts advised by          Resources of Invesco Aim
to identify the funds in the Fund's          Invesco Aim affiliates. The Board noted
performance group for inclusion in the       that the Fund's rate was generally above     The Board reviewed information from
Lipper reports. The Board noted that the     the rates for the separately managed         Invesco Aim concerning the costs of the
Fund's performance was in the third          accounts/ wrap accounts. The Board           advisory and other services that Invesco
quintile of its performance group for the    considered that management of the            Aim and its affiliates provide to the Fund
one and five year periods and the second     separately managed accounts/wrap accounts    and the profitability of Invesco Aim and
quintile for the three year period (the      by the Invesco Aim affiliates involves       its affiliates in providing these
first quintile being the best performing     different levels of services and different   services. The Board also reviewed
funds and the fifth quintile being the       operational and regulatory requirements      information concerning the financial
worst performing funds). The Board noted     than Invesco Aim's management of the Fund.   condition of Invesco Aim and its
that the Fund's performance was above the    The Board concluded that these differences   affiliates. The Board also reviewed with
performance of the Index for the one,        are appropriately reflected in the fee       Invesco Aim the methodology used to
three, and five year periods. The Board      structure for the Fund.                      prepare the profitability information. The
also considered the steps Invesco Aim has                                                 Board considered the overall profitability
taken over the last several years to            The Board noted that Invesco Aim has      of Invesco Aim, as well as the
improve the quality and efficiency of the    contractually agreed to waive advisory       profitability of Invesco Aim in connection
services that Invesco Aim provides to the    fees of the Fund through December 31, 2012   with managing the Fund. The Board noted
AIM Funds. The Board concluded that          and that this fee waiver includes four       that Invesco Aim continues to operate at a
Invesco Aim continues to be responsive to    breakpoints based on net asset levels. The   net profit, although increased expenses in
the Board's focus on fund performance.       Board considered the contractual nature of   recent years have reduced the
Although the independent written             this fee waiver and noted that it remains    profitability of Invesco Aim and its
evaluation of the Fund's Senior Officer      in effect until December 31, 2012. The       affiliates. The Board concluded that the
only considered Fund performance through     Board noted that Invesco Aim had analyzed    Fund's fees were fair and reasonable, and
the most recent                              the expenses of the Fund and determined      that the level of profits realized by
                                             that they are currently                      Invesco Aim and its affiliates from
                                                                                          providing services to the Fund was not
                                                                                          excessive in light of the nature, quality

                                                                                                                           continued


25              AIM CHARTER FUND

and extent of the services provided. The     and therefore may reduce Invesco Aim's       appropriate. The Board noted that the
Board considered whether In-vesco Aim is     expenses. The Board also noted that          Affiliated Sub-Advisers, which have
financially sound and has the resources      research obtained through soft dollar        offices and personnel that are
necessary to perform its obligations under   arrangements may be used by Invesco Aim in   geographically dispersed in financial
the Fund's investment advisory agreement,    making investment decisions for the Fund     centers around the world, have been formed
and concluded that Invesco Aim has the       and may therefore benefit Fund               in part for the purpose of researching and
financial resources necessary to fulfill     shareholders. The Board concluded that       compiling information and making
these obligations.                           Invesco Aim's soft dollar arrangements       recommendations on the markets and
                                             were appropriate. The Board also concluded   economies of various countries and
   F. Independent Written Evaluation of      that, based on their review and              securities of companies located in such
      the Fund's Senior Officer              representations made by Invesco Aim, these   countries or on various types of
                                             arrangements were consistent with            investments and investment techniques, and
The Board noted that, at their direction,    regulatory requirements.                     providing investment advisory services.
the Senior Officer of the Fund, who is                                                    The Board concluded that the sub-advisory
independent of Invesco Aim and Invesco          The Board considered the fact that the    agreements will benefit the Fund and its
Aim's affiliates, had prepared an            Fund's uninvested cash and cash collateral   shareholders by permitting Invesco Aim to
independent written evaluation to assist     from any securities lending arrangements     utilize the additional resources and
the Board in determining the                 may be invested in money market funds        talent of the Affiliated Sub-Advisers in
reasonableness of the proposed management    advised by Invesco Aim pursuant to           managing the Fund.
fees of the AIM Funds, including the Fund.   procedures approved by the Board. The
The Board noted that they had relied upon    Board noted that Invesco Aim will receive       B. Fund Performance
the Senior Officer's written evaluation      advisory fees from these affiliated money
instead of a competitive bidding process.    market funds attributable to such            The Board did not view Fund performance as
In determining whether to continue the       investments, although Invesco Aim has        a relevant factor in considering whether
Fund's investment advisory agreement, the    contractually agreed to waive through at     to approve the sub-advisory agreements for
Board considered the Senior Officer's        least June 30, 2009, the advisory fees       the Fund, as no Affiliated Sub-Adviser
written evaluation.                          payable by the Fund in an amount equal to    currently manages any portion of the
                                             100% of the net advisory fees Invesco Aim    Fund's assets.
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market
      and its Affiliates                     funds with respect to the Fund's                C. Sub-Advisory Fees
                                             investment of uninvested cash, but not
The Board considered various other           cash collateral. The Board considered the    The Board considered the services to be
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    provided by the Affiliated Sub-Advisers
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     pursuant to the sub-advisory agreements
relationship with the Fund, including the    least June 30, 2009. The Board concluded     and the services to be provided by Invesco
fees received by Invesco Aim and its         that the Fund's investment of uninvested     Aim pursuant to the Fund's investment
affiliates for their provision of            cash and cash collateral from any            advisory agreement, as well as the
administrative, transfer agency and          securities lending arrangements in the       allocation of fees between Invesco Aim and
distribution services to the Fund. The       affiliated money market funds is in the      the Affiliated Sub-Advisers pursuant to
Board considered the performance of          best interests of the Fund and its           the sub-advisory agreements. The Board
Invesco Aim and its affiliates in            shareholders.                                noted that the sub-advisory fees have no
providing these services and the                                                          direct effect on the Fund or its
organizational structure employed by         II. Sub-Advisory Agreements                  shareholders, as they are paid by Invesco
Invesco Aim and its affiliates to provide                                                 Aim to the Affiliated Sub-Advisers, and
these services. The Board also considered       A. Nature, Extent and Quality of          that Invesco Aim and the Affiliated
that these services are provided to the            Services Provided by Affiliated        Sub-Advisers are affiliates. After taking
Fund pursuant to written contracts which           Sub-Advisers                           account of the Fund's contractual
are reviewed and approved on an annual                                                    sub-advisory fee rate, as well as other
basis by the Board. The Board concluded      The Board reviewed the services to be        relevant factors, the Board concluded that
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    the Fund's sub-advisory fees were fair and
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          reasonable.
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco       D. Financial Resources of the
continue to provide these services to the    Australia Limited, Invesco Global Asset            Affiliated Sub-Advisers
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong
                                             Limited, Invesco Institutional (N.A.),       The Board considered whether each
   The Board considered the benefits         Inc. and Invesco Senior Secured              Affiliated Sub-Adviser is financially
realized by Invesco Aim as a result of       Management, Inc. (collectively, the          sound and has the resources necessary to
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         perform its obligations under its
through "soft dollar" arrangements. Under    sub-advisory agreements and the              respective sub-advisory agreement, and
these arrangements, portfolio brokerage      credentials and experience of the officers   concluded that each Affiliated Sub-Adviser
commissions paid by the Fund and/or other    and employees of the Affiliated              has the financial resources necessary to
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these          fulfill these obligations.
pay for research and execution services.     services. The Board concluded that the
The Board noted that soft dollar             nature, extent and quality of the services
arrangements shift the payment obligation    to be provided by the Affiliated
for the research and execution services      Sub-Advisers were
from Invesco Aim to the funds


26              AIM CHARTER FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                             100%
     Corporate Dividends Received Deduction*                100%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 28.10%, 26.71%, 27.55%, and 29.28%, respectively.


27        AIM CHARTER FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1998          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1988          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM CHARTER FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM CHARTER FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================


FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the        [INVESCO AIM LOGO]
investment advisors for the products and services represented by Invesco Aim; they each provide                -- SERVICE MARK --
investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   CHT-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM CONSTELLATION FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
     [TAYLOR
      PHOTO]       MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and
  Philip Taylor    slowing job growth, among others. In response, the U.S. Federal Reserve Board
                   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2            AIM CONSTELLATION FUND

                   Dear Fellow Shareholders:

                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
   [CROCKETT       believes in the wisdom of a long-term perspective and consistent investment
     PHOTO]        discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to the management of AIM Funds as the parent company of the advisors. The diverse
  Bruce Crockett   investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3            AIM CONSTELLATION FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   average analysis and other selected
PERFORMANCE SUMMARY                                                                       factors to identify the timeliness of a
                                                                                          stock transaction.
A new management team led by Senior Portfolio Manager Rob Lloyd and Portfolio Manager
Ryan Amerman took over management responsibilities for AIM Constellation Fund on             We carefully construct the portfolio
February 4, 2008. A detailed explanation of the team's investment strategy is included    with a goal to minimize unnecessary risk.
in this report.                                                                           We seek to accomplish this goal by
                                                                                          diversifying portfolio holdings across
   For the fiscal year ended October 31, 2008, AIM Constellation Fund, at net asset       countries, sectors, industries and market
value, produced negative returns and underperformed its style-specific index, the         capitalizations. Additionally, we avoid
Russell 1000 Growth Index. This underperformance was due to both stock selection and      building concentrated position sizes and
sector allocation. The Fund also underperformed its broad market index, the S&P 500       expect to hold numerous stocks in the
Index. Underperformance versus the S&P 500 Index was also due to stock selection and      portfolio. Our target holding period is
sector allocation.                                                                        two to three years for each stock.

   Your Fund's long-term performance appears later in this report.                           We consider selling a stock when it no
                                                                                          longer meets our investment criteria,
FUND VS. INDEXES                                                                          based on:

Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     o  Deteriorating fundamental business
not include applicable contingent deferred sales charges (CDSC) or front-end sales           prospects
charges, which would have reduced performance.
                                                                                          o  Declining quantitative rank
Class A Shares                                                                  -42.80%
Class B Shares                                                                  -43.24    o  Negative changes to the investment
Class C Shares                                                                  -43.23       thesis
Class R Shares                                                                  -42.93
Class Y Shares*                                                                 -42.80    o  Finding a more attractive opportunity
S&P 500 Index(triangle) (Broad Market Index)                                    -36.08
Russell 1000 Growth Index(triangle) (Style-Specific Index)                      -36.95    MARKET CONDITIONS AND YOUR FUND
Lipper Multi-Cap Growth Funds Index(triangle) (Peer Group Index)                -41.64
                                                                                          Many factors contributed to the negative
(triangle) Lipper Inc.                                                                    performance of most major market indexes
                                                                                          for the fiscal year ended October 31,
*  Share class incepted during the fiscal year. See page 7 for a detailed                 2008.(1) The chief catalyst was the
   explanation of Fund performance.                                                       ongoing subprime loan crisis and its
=======================================================================================   far-reaching effects on overall credit
                                                                                          availability. Additionally, record high
HOW WE INVEST                                   Our stock selection process is based on   crude oil prices, falling home values and
                                             a rigorous three-step process that           the weak U.S. dollar placed significant
We believe a growth investment strategy is   includes fundamental, valuation and          pressure on the purchasing power of
an essential component of a diversified      timeliness analysis. Importantly, we         consumers. Later in the fiscal year,
portfolio.                                   search for compelling growth companies in    consumer confidence fell and market
                                             all areas of the market, including many      volatility increased dramatically due to
   Our investment process seeks to           sectors that are not traditionally           growing fears of a global recession.
identify companies that generate             identified as growth sectors.
sustainable revenue, earnings and cash                                                       To ensure the orderly functioning of
flow growth that is not fully reflected in      Our fundamental analysis focuses on       the credit markets and prevent a more
investor expectations or equity              identifying industries and companies with    severe economic downturn, in early October
valuations.                                  strong fundamental drivers of high-quality   Congress enacted a $700 billion rescue
                                             growth in revenues, earnings and cash        plan -- the Troubled Assets Relief
   We begin with a quantitative model that   flow. Our valuation analysis focuses on      Program. In addition, the U.S. Federal
ranks companies based on a set of growth,    identifying attractively valued stocks       Reserve (the Fed), in concert with other
quality and timeliness factors. This         based on their growth potential over a two   central banks, lowered short-term
proprietary model provides an objective      to three-year time horizon. Our timeliness
approach to identifying new investment       analysis employs moving
opportunities.

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Consumer Staples                     19.6%   1. Aerospace & Defense               10.4%    1. Procter & Gamble Co. (The)        3.9%
Industrials                          19.1    2. Health Care Equipment              8.8     2. Johnson & Johnson                 3.8
Health Care                          16.7    3. Household Products                 7.6     3. Colgate-Palmolive Co.             3.7
Energy                               14.8    4. Soft Drinks                        6.3     4. Microsoft Corp.                   3.5
Information Technology               13.0    5. Integrated Oil & Gas               5.2     5. Baxter International Inc.         3.4
Materials                             5.7    ==========================================    6. Coca-Cola Co. (The)               3.3
Financials                            4.5                                                  7. Kellogg Co.                       2.9
Telecommunication Services            2.3                                                  8. Raytheon Co.                      2.8
Consumer Discretionary                0.9    ==========================================    9. PepsiCo, Inc.                     2.7
Money Market Funds Plus                      Total Net Assets             $3.4 billion    10. Occidental Petroleum Corp.        2.6
Other Assets Less Liabilities         3.4    Total Number of Holdings*              79    ==========================================
==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4            AIM CONSTELLATION FUND

interest rates. In early October, the Fed    financials and real estate industries were             ROBERT LLOYD
cut its short term interest rate target      also key drivers of outperformance versus              Chartered Financial Analyst,
from 2.0% to 1.5%; later in the month, it    the index, as many companies in these         [LLOYD   senior portfolio manager, is
cut that target rate from 1.5% to 1.0%.(2)   industries had steep declines in their        PHOTO]   lead manager of AIM
                                             stock prices when investor confidence                  Constellation Fund. He joined
   In this environment, the Fund had         faltered.                                    Invesco Aim in 2000. Mr. Lloyd earned a
negative performance and underperformed                                                   B.B.A. from the University of Notre Dame
the Russell 1000 Growth Index for the           The Fund also outperformed the Russell    and an M.B.A. from the University of
fiscal year.(1) Underperformance versus      1000 Growth Index in the consumer staples    Chicago.
the index was driven mainly by stock         sector, due to stock selection. While the
selection in the industrials, information    consumer staples sector had negative                   RYAN AMERMAN
technology and consumer discretionary        returns, its more defensive nature made it             Chartered Financial Analyst,
sectors, as well as overweight positions     a refuge in the volatile market              [AMERMAN  portfolio manager, is manager of
in the materials and energy sectors. Some    environment, and it held up better than       PHOTO]   AIM Constellation Fund. He
of this underperform-ance was offset by      all other sectors in the index. Examples               joined Invesco Aim in 1996.
outperformance in the financials and         of holdings that made key contributions to   Mr. Amerman earned a B.B.A. degree from
consumer staples sectors.                    Fund performance included food and staples   Stephen F. Austin State University and an
                                             retailing holding KROGER and tobacco         M.B.A. with an emphasis in finance from
   The Fund underperformed the Russell       holding UST. Altria (not a Fund holding)     the University of St. Thomas.
1000 Growth Index by the widest margin in    acquired UST, and we sold our UST holdings
the materials and industrials sectors.       near the $70-per-share take-out price        Assisted by the Large/Multi-Cap Growth
While underperformance in the industrials    before the close of the fiscal year.         Team
sector was driven by both stock selection
and an overweight position,                     The Fund's cash position was also a
underperformance in the materials sector     driver of outperformance versus the
was driven primarily by an overweight        Russell 1000 Growth Index given the weak
position. Many holdings in these two         market environment.
sectors were hurt by fears that the
slowdown in the U.S. economy would lead to      During the fiscal year, our investment
a global recession. Examples of holdings     process led us to reduce exposure to the
in these two sectors that detracted from     more economically sensitive information
Fund performance included materials          technology and consumer discretionary
holdings XSTRATA and THE MOSAIC COMPANY,     sectors, and the troubled financials
as well as industrials holding MCDERMOTT     sector. Proceeds from these sales were
INTERNATIONAL.                               primarily invested in the more defensive
                                             consumer staples sector and the energy,
   Underperformance in the information       materials and industrials sectors where
technology and consumer discretionary        many companies have benefited from global
sectors was driven primarily by stock        economic development and expansion.
selection. The Fund also underperformed in
the energy sector, largely due to an            We thank you for your commitment to AIM
overweight position. After reaching highs    Constellation Fund.
earlier in the fiscal year, the price of
oil fell sharply due to weakening demand     (1) Lipper Inc.
caused by the global economic slowdown.
Key detractors from performance included     (2) U.S. Federal Reserve
NATIONAL OILWELL VARCO and CONSOL ENERGY.
                                             The views and opinions expressed in
   The Fund outperformed the Russell 1000    management's discussion of Fund
Growth Index by the widest margin in the     performance are those of Invesco Aim
financials sector. The financials sector     Advisors, Inc. These views and opinions
was the weakest performing sector in the     are subject to change at any time based on
index for the fiscal year, as the credit     factors such as market and economic
crisis intensified and a liquidity crunch    conditions. These views and opinions may
emerged. Outperformance versus the index     not be relied upon as investment advice or
was driven by stock selection and an         recommendations, or as an offer for a
underweight position in the financials       particular security. The information is
sector. Key contributors to Fund             not a complete analysis of every aspect of
performance included insurance holdings      any market, country, industry, security or
CHUBB and ACE. The Fund's underweight        the Fund. Statements of fact are from
positions in the capital markets, consumer   sources considered reliable, but Invesco
finance, diversified                         Aim Advisors, Inc. makes no representation
                                             or warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5            AIM CONSTELLATION FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            shown in the chart and table does not        one that indicates the dollar value of an
comparable future results.                   reflect deduction of taxes a shareholder     investment, is constructed with each
                                             would pay on Fund distributions or sale of   segment representing a percent change in
   The data shown in the chart include       Fund shares.                                 the value of the investment. In this
reinvested distributions, applicable sales                                                chart, each segment represents a doubling,
charges and Fund expenses including             This chart, which is a logarithmic        or 100% change, in the value of the
management fees. Index results include       chart, presents the fluctuations in the      investment. In other words, the space
reinvested dividends, but they do not        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
reflect sales charges. Performance of an     believe that a logarithmic chart is more     size as the space between $10,000 and
index of funds reflects fund expenses and    effective than other types of charts in      $20,000, and so on.
management fees; performance of a market     illustrating changes in value during the
index does not. Performance                  early years shown in the chart. The
                                             vertical axis, the


6            AIM CONSTELLATION FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A SHARES (OLDEST SHARE CLASS)

Fund and index data from 04/30/76

           AIM Constellation                        Lipper Multi-Cap
              Fund-Class A                            Growth Funds
  Date           Shares         S&P 500 Index(1)        Index(1)

4/30/76         $  9450              $ 10000            $ 10000
   5/76            9171                 9889               9865
   6/76            9512                10327              10369
   7/76            9327                10278              10147
   8/76            9265                10258               9966
   9/76            9514                10524              10117
  10/76            9111                10327               9768
  11/76            9173                10285               9956
  12/76            9886                10863              10498
   1/77            9080                10349              10151
   2/77            8668                10160               9836
   3/77            8637                10054               9809
   4/77            8826                10096               9915
   5/77            8731                 9898               9841
   6/77            9456                10387              10475
   7/77            9204                10227              10312
   8/77            9046                10082              10189
   9/77            9046                10097              10325
  10/77            8573                 9704               9921
  11/77            9299                10012              10605
  12/77            9551                10086              10808
   1/78            8605                 9507              10154
   2/78            6966                 9314              10132
   3/78            9550                 9588              10578
   4/78           10968                10453              11508
   5/78           12134                10549              12022
   6/78           11724                10404              12079
   7/78           13426                11011              13045
   8/78           14404                11342              13722
   9/78           13648                11306              13403
  10/78           10338                10320              11365
  11/78           11095                10542              11986
  12/78           11567                10749              12427
   1/79           12293                11225              12942
   2/79           11505                10863              12407
   3/79           12891                11512              13356
   4/79           13269                11584              13565
   5/79           13143                11333              13303
   6/79           14277                11825              14122
   7/79           14812                11983              14561
   8/79           16987                12675              15751
   9/79           17333                12730              15817
  10/79           15631                11914              14727
  11/79           18184                12480              16101
  12/79           20420                12747              16916
   1/80           22846                13540              18161
   2/80           23982                13539              17989
   3/80           18876                12223              15702
   4/80           20294                12788              16376
   5/80           21398                13446              17311
   6/80           22846                13871              18026
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   7/80           25997                14837              20018
   8/80           27918                14987              20715
   9/80           29587                15427              21649
  10/80           31383                15739              22272
  11/80           36740                17415              24865
  12/80           35638                16891              24104
   1/81           32613                16183              22701
   2/81           32808                16463              23030
   3/81           35193                17121              24306
   4/81           35024                16789              24384
   5/81           37784                16831              25386
   6/81           33934                16727              24231
   7/81           33968                16762              23960
   8/81           29573                15793              22486
   9/81           26021                15016              21391
  10/81           30655                15827              23308
  11/81           30551                16479              23907
  12/81           29427                16057              23285
   1/82           27811                15849              22754
   2/82           25183                14963              21901
   3/82           23189                14885              21662
   4/82           25262                15559              22823
   5/82           23501                15029              22022
   6/82           21898                14803              21908
   7/82           21116                14541              21743
   8/82           23150                16306              23674
   9/82           24011                16509              24233
  10/82           29017                18409              27289
  11/82           33828                19152              29242
  12/82           33751                19522              29494
   1/83           36488                20248              30334
   2/83           38874                20712              32200
   3/83           40320                21476              32789
   4/83           45013                23169              34826
   5/83           48335                22967              35856
   6/83           52560                23860              37577
   7/83           47945                23157              35917
   8/83           45519                23504              35223
   9/83           47121                23828              36093
  10/83           40590                23552              34365
  11/83           44382                24049              35492
  12/83           42034                23924              35115
   1/84           38360                23790              33356
   2/84           34896                22952              31538
   3/84           34896                23349              31939
   4/84           34687                23571              31865
   5/84           32123                22265              30307
   6/84           34224                22749              31247
   7/84           32712                22466              30453
   8/84           38344                24947              33982
   9/84           36328                24952              33204
  10/84           35906                25049              33151
  11/84           33676                24768              32359
  12/84           35653                25420              33275
   1/85           40951                27400              36552
   2/85           42127                27737              37068
   3/85           39814                27754              36541
   4/85           38257                27729              36033
   5/85           41199                29332              38033
   6/85           42208                29792              38931
   7/85           42124                29750              38915
   8/85           40949                29462              38351
   9/85           37923                28572              36621
  10/85           39690                29892              38101
  11/85           43139                31943              40726
  12/85           45831                33489              42392
   1/86           48351                33676              43337
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   2/86           53017                36192              47086
   3/86           55790                38211              49666
   4/86           57302                37783              49338
   5/86           62471                39793              52135
   6/86           63145                40466              52949
   7/86           56837                38204              49025
   8/86           59781                41035              51530
   9/86           53349                37641              47052
  10/86           58182                39813              49692
  11/86           59497                40781              50343
  12/86           58884                39741              49281
   1/87           70738                45094              55387
   2/87           78724                46875              59402
   3/87           80165                48230              59955
   4/87           79355                47800              58935
   5/87           79411                48211              59478
   6/87           80618                50646              61631
   7/87           83673                53214              64700
   8/87           88225                55199              66822
   9/87           82870                53990              65633
  10/87           56766                42366              50176
  11/87           51521                38875              46659
  12/87           60557                41833              51553
   1/88           59413                43590              52182
   2/88           65039                45613              55548
   3/88           65423                44208              54926
   4/88           67713                44699              55321
   5/88           66284                45079              54619
   6/88           74390                47148              57994
   7/88           71623                46969              56713
   8/88           67426                45376              54620
   9/88           70480                47309              57029
  10/88           70001                48625              57051
  11/88           67901                47929              55785
  12/88           70447                48763              57810
   1/89           75773                52333              61862
   2/89           74970                51030              60953
   3/89           76979                52219              62739
   4/89           82807                54929              66685
   5/89           87328                57142              70573
   6/89           83512                56822              69331
   7/89           92322                61948              74725
   8/89           98683                63156              77348
   9/89          100301                62897              78222
  10/89           94855                61438              75093
  11/89           96970                62685              76174
  12/89           97242                64189              76707
   1/90           88792                59882              69934
   2/90           93737                60655              71270
   3/90          100130                62262              73971
   4/90           98318                60712              72063
   5/90          112072                66619              79752
   6/90          111714                66173              80047
   7/90          105435                65961              78206
   8/90           90843                60005              70440
   9/90           82395                57088              66242
  10/90           79503                56849              64784
  11/90           90244                60515              69675
  12/90           93258                62198              72170
   1/91          103516                64897              78052
   2/91          111114                69531              83648
   3/91          119081                71213              86643
   4/91          117628                71384              86088
   5/91          126192                74454              90238
   6/91          117989                71044              84886
   7/91          128124                74354              90396
   8/91          135120                76109              93641
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   9/91          136931                74838              93304
  10/91          141394                75841              95524
  11/91          137054                72792              92085
  12/91          158927                81105             103918
   1/92          162233                79596             103898
   2/92          164813                80623             105487
   3/92          158929                79059             101194
   4/92          150601                81376              99605
   5/92          151700                81774             100452
   6/92          144100                80556              97127
   7/92          152804                83843             100701
   8/92          147410                82132              98375
   9/92          152923                83101             100303
  10/92          162358                83384             103342
  11/92          175720                86219             109429
  12/92          182819                87279             112099
   1/93          188085                88013             113848
   2/93          176687                89210             110820
   3/93          184408                91092             114565
   4/93          177788                88887             110659
   5/93          191140                91261             116678
   6/93          194198                91525             117799
   7/93          192605                91159             117834
   8/93          201542                94614             123761
   9/93          208516                93886             126385
  10/93          208766                95829             127863
  11/93          204966                94919             124002
  12/93          214395                96067             128181
   1/94          225672                99334             132436
   2/94          226281                96642             130304
   3/94          211098                92438             123307
   4/94          212449                93621             123418
   5/94          209262                95147             123035
   6/94          197125                92816             117929
   7/94          201895                95860             121314
   8/94          216714                99781             128035
   9/94          217213                97346             126063
  10/94          224316                99527             128534
  11/94          213773                95904             123521
  12/94          217172                97323             124571
   1/95          213002                99844             124533
   2/95          224760               103728             129565
   3/95          235121               106788             133788
   4/95          240553               109928             136518
   5/95          247889               114314             140081
   6/95          268365               116966             148612
   7/95          294638               120837             158108
   8/95          296671               121139             159420
   9/95          307292               126251             163804
  10/95          299333               125797             161724
  11/95          302985               131307             167109
  12/95          294198               133841             166591
   1/96          296552               138392             169124
   2/96          311320               139679             174096
   3/96          310947               141020             175123
   4/96          329883               143093             182898
   5/96          340341               146770             187928
   6/96          327272               147328             183888
   7/96          297981               140816             170556
   8/96          316009               143787             178026
   9/96          339140               151868             189580
  10/96          333002               156060             189144
  11/96          349585               167842             199925
  12/96          342034               164519             196307
   1/97          357050               174785             205729
   2/97          341340               176166             200051
   3/97          319664               168943             189729
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   4/97          324939               179012             195743
   5/97          357693               189949             212342
   6/97          369461               198402             220305
   7/97          408993               214175             240595
   8/97          403022               202181             234003
   9/97          422770               213241             248815
  10/97          395670               206118             237817
  11/97          391081               215662             239316
  12/97          386114               219371             241350
   1/98          378816               221784             242412
   2/98          415410               237775             262580
   3/98          429617               249949             275394
   4/98          439885               252498             278589
   5/98          418814               248155             268002
   6/98          435944               258230             281778
   7/98          419858               255493             274902
   8/98          338909               218574             224018
   9/98          367886               232585             240170
  10/98          386648               251471             253667
  11/98          410117               266710             271322
  12/98          459126               282073             301222
   1/99          466794               293863             319747
   2/99          433418               284724             303089
   3/99          453139               296113             320334
   4/99          468500               307573             328118
   5/99          466392               300314             321786
   6/99          499179               316921             344279
   7/99          484154               307065             336532
   8/99          481588               305530             333167
   9/99          485344               297158             331268
  10/99          521308               315968             354622
  11/99          567183               322382             383063
  12/99          662924               341338             440905
   1/00          651124               324203             436452
   2/00          737528               318076             506241
   3/00          757810               349184             504267
   4/00          697109               338673             462009
   5/00          657026               331730             430870
   6/00          721348               339891             473612
   7/00          714640               334589             458741
   8/00          809044               355367             508422
   9/00          762928               336603             477510
  10/00          711888               335190             449767
  11/00          576060               308777             376095
  12/00          594206               310290             387792
   1/01          621718               321305             395664
   2/01          525600               292034             337739
   3/01          467469               273548             301533
   4/01          514730               294776             338350
   5/01          509171               296751             336523
   6/01          499955               289540             330533
   7/01          480457               286702             312684
   8/01          438945               268783             285700
   9/01          383287               247092             243245
  10/01          405058               251812             260661
  11/01          446333               271126             285763
  12/01          453921               273512             290220
   1/02          445705               269518             282007
   2/02          426406               264317             264495
   3/02          452288               274255             280258
   4/02          426011               257635             263247
   5/02          417789               255754             255613
   6/02          388418               237545             231789
   7/02          352878               219040             210024
   8/02          351643               220464             208428
   9/02          324320               196521             192254
  10/02          353087               213796             206942
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  11/02          367458               226367             219897
  12/02          341589               213079             203669
   1/03          332332               207518             200308
   2/03          330903               204405             198946
   3/03          335204               206388             202109
   4/03          357596               223373             216883
   5/03          375476               235123             232824
   6/03          380207               238132             235525
   7/03          393970               242324             242826
   8/03          409178               247049             252539
   9/03          395429               244430             247665
  10/03          423347               258240             265200
  11/03          432576               260513             270053
  12/03          441833               274164             275751
   1/04          450051               279208             282618
   2/04          453561               283089             286348
   3/04          445760               278815             285489
   4/04          431585               274437             275925
   5/04          440001               278197             282437
   6/04          450253               283594             288481
   7/04          422112               274207             268115
   8/04          414725               275304             264334
   9/04          426420               278277             274537
  10/04          436910               282535             280440
  11/04          456833               293949             295528
  12/04          469168               303944             306787
   1/05          455796               296527             295712
   2/05          464639               302755             299054
   3/05          453162               297396             292744
   4/05          436305               291745             282000
   5/05          456636               301023             299343
   6/05          457458               301444             300959
   7/05          481292               312658             318746
   8/05          480859               309813             317216
   9/05          494227               312322             322323
  10/05          485380               307106             316457
  11/05          505281               318715             333388
  12/05          508767               318843             334788
   1/06          534002               327292             352063
   2/06          526846               328176             346219
   3/06          539174               332245             354078
   4/06          540415               336697             356875
   5/06          508800               327034             335998
   6/06          505493               327459             335259
   7/06          488256               329489             325067
   8/06          498753               337331             333128
   9/06          514165               346034             340790
  10/06          525065               357315             354797
  11/06          537404               364104             365689
  12/06          538640               369201             365616
   1/07          546881               374776             374135
   2/07          536381               367468             367962
   3/07          546251               371584             371089
   4/07          570286               388045             386452
   5/07          598857               401588             403224
   6/07          590653               394921             399676
   7/07          576477               382679             391363
   8/07          587142               388419             395237
   9/07          615912               402946             416382
  10/07          639316               409355             433896
  11/07          608693               392236             412829
  12/07          603337               389519             412320
   1/08          537814               366158             378396
   2/08          523455               354275             369106
   3/08          513561               352742             362160
   4/08          543759               369916             385069
   5/08          569261               374706             397823
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   6/08          534138               343148             371787
   7/08          511544               340262             360068
   8/08          504382               345186             359344
   9/08          442343               314463             312501
  10/08          365549               261635             253173
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 FIRST YEAR AFTER PURCHASE. CLASS R SHARES
                                                                                          DO NOT HAVE A FRONT-END SALES CHARGE;
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar      RETURNS SHOWN ARE AT NET ASSET VALUE AND
applicable sales charges                     quarter-end, including maximum applicable    DO NOT REFLECT A 0.75% CDSC THAT MAY BE
                                             sales charges                                IMPOSED ON A TOTAL REDEMPTION OF
CLASS A SHARES                                                                            RETIREMENT PLAN ASSETS WITHIN THE FIRST
Inception (4/30/76)                 11.71%   CLASS A SHARES                               YEAR. CLASS Y SHARES DO NOT HAVE A
10 Years                            -1.12    Inception (4/30/76)                 12.40%   FRONT-END SALES CHARGE OR A CDSC;
 5 Years                            -3.98    10 Years                             1.28    THEREFORE, PERFORMANCE IS AT NET ASSET
 1 Year                            -45.95     5 Years                             1.11    VALUE.
                                              1 Year                            -32.12
CLASS B SHARES                                                                               THE PERFORMANCE OF THE FUND'S SHARE
Inception (11/3/97)                 -1.52%   CLASS B SHARES                               CLASSES WILL DIFFER PRIMARILY DUE TO
10 Years                            -1.15    Inception (11/3/97)                  0.20%   DIFFERENT SALES CHARGE STRUCTURES AND
 5 Years                            -3.99    10 Years                             1.25    CLASS EXPENSES.
 1 Year                            -46.07     5 Years                             1.15
                                              1 Year                            -32.28    (1) Total annual operating expenses less
CLASS C SHARES                                                                                contractual advisory fee waivers by
Inception (8/4/97)                  -1.77%   CLASS C SHARES                                   the advisor in effect through at least
10 Years                            -1.30    Inception (8/4/97)                  -0.08%       December 31, 2012. See current
 5 Years                            -3.61    10 Years                             1.10        prospectus for more information.
 1 Year                            -43.80     5 Years                             1.53
                                              1 Year                            -29.40
CLASS R SHARES
10 Years                            -0.74%   CLASS R SHARES
 5 Years                            -3.13    10 Years                             1.67%
 1 Year                            -42.93     5 Years                             2.01
                                              1 Year                            -28.37
CLASS Y SHARES                               ==========================================
10 Years                            -0.56%
 5 Years                            -2.89    THE MOST RECENT MONTH-END PERFORMANCE.
 1 Year                            -42.80    PERFORMANCE FIGURES REFLECT REINVESTED
==========================================   DISTRIBUTIONS, CHANGES IN NET ASSET VALUE
                                             AND THE EFFECT OF THE MAXIMUM SALES CHARGE
CLASS R SHARES' INCEPTION DATE IS JUNE 3,    UNLESS OTHERWISE STATED. INVESTMENT RETURN
2002. RETURNS SINCE THAT DATE ARE            AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
BLENDED RETURNS OF HISTORICAL CLASS R        SHARES.
SHARE PERFORMANCE AND RESTATED CLASS A
SHARE PERFORMANCE (FOR PERIODS PRIOR TO         THE NET ANNUAL FUND OPERATING EXPENSE
THE INCEPTION DATE OF CLASS R SHARES) AT     RATIO SET FORTH IN THE MOST RECENT FUND
NET ASSET VALUE, ADJUSTED TO REFLECT THE     PROSPECTUS AS OF THE DATE OF THIS REPORT
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   FOR CLASS A, CLASS B, CLASS C, CLASS R AND
R SHARES. CLASS A SHARES' INCEPTION DATE     CLASS Y SHARES WAS 1.17%, 1.92%, 1.92%,
IS APRIL 30, 1976.                           1.42% AND 0.92%, RESPECTIVELY.(1) THE
                                             TOTAL ANNUAL FUND OPERATING EXPENSE RATIO
   CLASS Y SHARES' INCEPTION DATE IS         SET FORTH IN THE MOST RECENT FUND
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     PROSPECTUS AS OF THE DATE OF THIS REPORT
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    FOR CLASS A, CLASS B, CLASS C, CLASS R AND
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      CLASS Y SHARES WAS 1.20%, 1.95%, 1.95%,
PERFORMANCE AND RESTATED CLASS A SHARE       1.45%, AND 0.95%, RESPECTIVELY. THE
PERFORMANCE (FOR PERIODS PRIOR TO THE        EXPENSE RATIOS PRESENTED ABOVE MAY VARY
INCEPTION DATE OF CLASS Y SHARES) AT NET     FROM THE EXPENSE RATIOS PRESENTED IN OTHER
ASSET VALUE. THE RESTATED CLASS A SHARE      SECTIONS OF THIS REPORT THAT ARE BASED ON
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     EXPENSES INCURRED DURING THE PERIOD
APPLICABLE TO CLASS A SHARES AS WELL AS      COVERED BY THIS REPORT.
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS
RECEIVED BY CLASS A SHARES. CLASS A             CLASS A SHARE PERFORMANCE REFLECTS THE
SHARES' INCEPTION DATE IS APRIL 30, 1976.    MAXIMUM 5.50% SALES CHARGE, AND CLASS B
                                             AND CLASS C SHARE PERFORMANCE REFLECTS THE
   THE PERFORMANCE DATA QUOTED REPRESENT     APPLICABLE CONTINGENT DEFERRED SALES
PAST PERFORMANCE AND CANNOT GUARANTEE        CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
COMPARABLE FUTURE RESULTS; CURRENT           CDSC ON CLASS B SHARES DECLINES FROM 5%
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
VISIT INVESCOAIM.COM FOR                     THE BEGINNING OF THE SEVENTH YEAR. THE
                                             CDSC ON CLASS C SHARES IS 1% FOR THE


14              AIM CONSTELLATION FUND

AIM CONSTELLATION FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            o  A direct investment cannot be made in
                                                                                             an index. Unless otherwise indicated,
o  Effective September 30, 2003, only        o  The S&P 500--REGISTERED TRADEMARK--          index results include reinvested
   previously established qualified plans       INDEX is a market                            dividends, and they do not reflect
   are eligible to purchase Class B shares      capitalization-weighted index covering       sales charges. Performance of an index
   of any AIM fund.                             all major areas of the U.S. economy. It      of funds reflects fund expenses;
                                                is not the 500 largest companies, but        performance of a market index does not.
o  Class R shares are available only to         rather the most widely held 500
   certain retirement plans. Please see         companies chosen with respect to market   OTHER INFORMATION
   the prospectus for more information.         size, liquidity, and their industry.
                                                                                          o  The Chartered Financial
o  Class Y shares are available only to      o  The RUSSELL 1000--REGISTERED                 Analyst--REGISTERED TRADEMARK--
   certain investors. Please see the            TRADEMARK-- GROWTH INDEX measures the        (CFA--REGISTERED TRADEMARK--)
   prospectus for more information.             performance of those Russell 1000            designation is a globally recognized
                                                companies with higher price-to-book          standard for measuring the competence
PRINCIPAL RISKS OF INVESTING IN THE FUND        ratios and higher forecasted growth          and integrity of investment
                                                values. The Russell 1000 Growth Index        professionals.
o  Prices of equity securities change in        is a trademark/service mark of the
   response to many factors, including the      Frank Russell Company.                    o  The returns shown in management's
   historical and prospective earnings of       Russell--REGISTERED TRADEMARK-- is a         discussion of Fund performance are
   the issuer, the value of its assets,         trademark of the Frank Russell Company.      based on net asset values calculated
   general economic conditions, interest                                                     for shareholder transactions. Generally
   rates, investor perceptions and market    o  The LIPPER MULTI-CAP GROWTH FUNDS INDEX      accepted accounting principles require
   liquidity.                                   is an equally weighted representation        adjustments to be made to the net
                                                of the largest funds in the Lipper           assets of the Fund at period end for
o  Foreign securities have additional           Multi-Cap Growth Funds category. These       financial reporting purposes, and as
   risks, including exchange rate changes,      funds typically have an above-average        such, the net asset values for
   political and economic upheaval,             price-to-earnings ratio, price-to-book       shareholder transactions and the
   relative lack of information,                ratio, and three-year sales-per-share        returns based on those net asset values
   relatively low market liquidity, and         growth value, compared to the S&P            may differ from the net asset values
   the potential lack of strict financial       Composite 1500 Index.                        and returns reported in the Financial
   and accounting controls and standards.                                                    Highlights.
                                             o  The Fund is not managed to track the
o  Investing in a fund that invests in          performance of any particular index,      o  Industry classifications used in this
   smaller companies involves risks not         including the indexes defined here, and      report are generally according to the
   associated with investing in more            consequently, the performance of the         Global Industry Classification
   established companies, such as business      Fund may deviate significantly from the      Standard, which was developed by and is
   risk, stock price fluctuations and           performance of the indexes.                  the exclusive property and a service
   illiquidity.                                                                              mark of MSCI Inc. and Standard &
                                                                                             Poor's.
o  The prices of securities held by the
   Fund may decline in response to market
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       CSTGX
=======================================================================================   Class B Shares                       CSTBX
                                                                                          Class C Shares                       CSTCX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       Class R Shares                       CSTRX
                                                                                          Class Y Shares                       CSTYX
                                                                                          ==========================================


15              AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                       SHARES           VALUE
---------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-96.60%

AEROSPACE & DEFENSE-10.43%

General Dynamics Corp.                                  553,735    $   33,401,295
---------------------------------------------------------------------------------
Honeywell International Inc.                          1,183,904        36,049,877
---------------------------------------------------------------------------------
Lockheed Martin Corp.                                   304,738        25,917,967
---------------------------------------------------------------------------------
Precision Castparts Corp.                               522,962        33,893,167
---------------------------------------------------------------------------------
Raytheon Co.                                          1,899,819        97,099,749
---------------------------------------------------------------------------------
Rockwell Collins, Inc.                                  447,048        16,643,597
---------------------------------------------------------------------------------
Spirit AeroSystems Holdings Inc.-Class A(b)           2,281,434        36,799,530
---------------------------------------------------------------------------------
United Technologies Corp.                             1,380,730        75,884,921
=================================================================================

                                                                      355,690,103
=================================================================================


APPLICATION SOFTWARE-2.22%

Adobe Systems Inc.(b)                                 1,719,204        45,799,595
---------------------------------------------------------------------------------
Amdocs Ltd.(b)                                          657,910        14,842,450
---------------------------------------------------------------------------------
Autodesk, Inc.(b)                                       713,443        15,203,470
=================================================================================

                                                                       75,845,515
=================================================================================


AUTO PARTS & EQUIPMENT-0.22%

BorgWarner, Inc.                                        336,869         7,569,446
=================================================================================


BIOTECHNOLOGY-1.97%

Gilead Sciences, Inc.(b)                              1,463,781        67,114,359
=================================================================================


COAL & CONSUMABLE FUELS-2.55%

CONSOL Energy Inc.                                    1,274,021        39,991,519
---------------------------------------------------------------------------------
Peabody Energy Corp.                                  1,360,995        46,967,938
=================================================================================

                                                                       86,959,457
=================================================================================


COMMUNICATIONS EQUIPMENT-2.51%

Cisco Systems, Inc.(b)                                1,447,458        25,721,329
---------------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                               2,300,757        34,925,491
---------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(b)                     494,715        24,948,477
=================================================================================

                                                                       85,595,297
=================================================================================


COMPUTER HARDWARE-0.49%

Apple Inc.(b)                                           156,051        16,789,527
=================================================================================


CONSTRUCTION & ENGINEERING-2.74%

Chicago Bridge & Iron Co. N.V.-New York Shares          485,408         6,014,205
---------------------------------------------------------------------------------
Fluor Corp.                                             871,003        34,779,150
---------------------------------------------------------------------------------
Foster Wheeler Ltd.(b)                                1,443,703        39,557,462
---------------------------------------------------------------------------------
Jacobs Engineering Group Inc.(b)                        360,914        13,148,097
=================================================================================

                                                                       93,498,914
=================================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.83%

Joy Global Inc.                                         508,000        14,721,840
---------------------------------------------------------------------------------
Komatsu Ltd. (Japan)                                  1,255,600        13,632,788
=================================================================================

                                                                       28,354,628
=================================================================================


DIVERSIFIED METALS & MINING-2.99%

BHP Billiton Ltd. (Australia)                         1,299,440        24,962,261
---------------------------------------------------------------------------------
Companhia Vale do Rio Doce-ADR (Brazil)                 985,945        12,935,598
---------------------------------------------------------------------------------
Rio Tinto PLC (United Kingdom)                          759,228        35,393,672
---------------------------------------------------------------------------------
Titanium Metals Corp.                                   432,859         4,029,917
---------------------------------------------------------------------------------
Xstrata PLC (United Kingdom)                          1,444,008        24,508,140
=================================================================================

                                                                      101,829,588
=================================================================================


EDUCATION SERVICES-0.27%

Apollo Group Inc.-Class A(b)                            131,135         9,115,194
=================================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-0.56%

Emerson Electric Co.                                    580,321        18,993,906
=================================================================================


ELECTRONIC MANUFACTURING SERVICES-0.30%

Trimble Navigation Ltd.(b)                              497,731        10,238,327
=================================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.76%

Waste Management, Inc.                                  828,953        25,888,202
=================================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-2.70%

Monsanto Co.                                            206,693        18,391,543
---------------------------------------------------------------------------------
Mosaic Co. (The)                                      1,049,258        41,351,258
---------------------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc. (Canada)              380,373        32,430,602
=================================================================================

                                                                       92,173,403
=================================================================================


FOOD RETAIL-1.90%

Kroger Co. (The)                                      2,357,278        64,730,854
=================================================================================


HEALTH CARE EQUIPMENT-8.78%

Baxter International Inc.                             1,904,493       115,202,782
---------------------------------------------------------------------------------
Becton, Dickinson and Co.                             1,154,638        80,131,877
---------------------------------------------------------------------------------
Medtronic, Inc.                                         814,619        32,853,584
---------------------------------------------------------------------------------
St. Jude Medical, Inc.(b)                             1,868,653        71,064,874
=================================================================================

                                                                      299,253,117
=================================================================================


HEALTH CARE SERVICES-1.07%

Express Scripts, Inc.(b)                                288,448        17,482,833
---------------------------------------------------------------------------------
Quest Diagnostics Inc.                                  404,609        18,935,701
=================================================================================

                                                                       36,418,534
=================================================================================


HEAVY ELECTRICAL EQUIPMENT-1.03%

ABB Ltd. (Switzerland)(b)                             2,648,868        35,012,835
=================================================================================


HOUSEHOLD PRODUCTS-7.63%

Colgate-Palmolive Co.                                 2,024,859       127,080,151
---------------------------------------------------------------------------------
Procter & Gamble Co. (The)                            2,059,735       132,935,297
=================================================================================

                                                                      260,015,448
=================================================================================


INDUSTRIAL CONGLOMERATES-1.18%

McDermott International, Inc.(b)                      2,342,013        40,118,683
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM CONSTELLATION FUND

                                                       SHARES           VALUE
---------------------------------------------------------------------------------
INDUSTRIAL MACHINERY-0.48%

Fanuc Ltd. (Japan)                                      239,100    $   16,226,867
=================================================================================


INTEGRATED OIL & GAS-5.19%

Exxon Mobil Corp.                                       766,900        56,842,628
---------------------------------------------------------------------------------
Marathon Oil Corp.                                    1,050,522        30,570,190
---------------------------------------------------------------------------------
Occidental Petroleum Corp.                            1,610,474        89,445,726
=================================================================================

                                                                      176,858,544
=================================================================================


INTERNET SOFTWARE & SERVICES-1.18%

Google Inc.-Class A(b)                                  111,998        40,247,601
=================================================================================


IT CONSULTING & OTHER SERVICES-2.87%

Accenture Ltd.-Class A                                2,501,556        82,676,426
---------------------------------------------------------------------------------
Cognizant Technology Solutions Corp.-Class A(b)         798,749        15,335,981
=================================================================================

                                                                       98,012,407
=================================================================================


MARINE-1.09%

Mitsui O.S.K. Lines, Ltd. (Japan)                     3,053,000        16,165,057
---------------------------------------------------------------------------------
Nippon Yusen Kabushiki Kaisha (Japan)                 4,393,000        21,057,526
=================================================================================

                                                                       37,222,583
=================================================================================


MULTI-LINE INSURANCE-0.32%

Assurant, Inc.                                          433,039        11,033,834
=================================================================================


OIL & GAS DRILLING-1.59%

Transocean Inc.                                         659,594        54,304,374
=================================================================================


OIL & GAS EQUIPMENT & SERVICES-4.62%

Baker Hughes Inc.                                       902,166        31,530,701
---------------------------------------------------------------------------------
Cameron International Corp.(b)                        1,307,750        31,726,015
---------------------------------------------------------------------------------
National-Oilwell Varco Inc.(b)                        1,738,566        51,965,738
---------------------------------------------------------------------------------
Schlumberger Ltd.                                       816,172        42,155,284
=================================================================================

                                                                      157,377,738
=================================================================================


OIL & GAS REFINING & MARKETING-0.88%

Valero Energy Corp.                                   1,452,288        29,888,087
=================================================================================


PACKAGED FOODS & MEATS-3.31%

General Mills, Inc.                                     196,714        13,325,407
---------------------------------------------------------------------------------
Kellogg Co.                                           1,974,179        99,538,105
=================================================================================

                                                                      112,863,512
=================================================================================


PERSONAL PRODUCTS-0.45%

Avon Products, Inc.                                     620,727        15,412,651
=================================================================================


PHARMACEUTICALS-4.85%

Abbott Laboratories                                     235,743        13,001,227
---------------------------------------------------------------------------------
Johnson & Johnson                                     2,108,095       129,310,547
---------------------------------------------------------------------------------
Shire PLC (United Kingdom)(c)                           160,282         2,118,016
---------------------------------------------------------------------------------
Shire PLC (United Kingdom)                            1,575,732        20,822,214
=================================================================================

                                                                      165,252,004
=================================================================================


PROPERTY & CASUALTY INSURANCE-4.18%

ACE Ltd. (Switzerland)                                1,223,315        70,169,348
---------------------------------------------------------------------------------
Chubb Corp. (The)                                     1,391,740        72,509,654
=================================================================================

                                                                      142,679,002
=================================================================================


PUBLISHING-0.37%

Morningstar, Inc.(b)                                    334,809        12,535,249
=================================================================================


SOFT DRINKS-6.29%

Coca-Cola Co. (The)                                   2,519,538       111,010,844
---------------------------------------------------------------------------------
Hansen Natural Corp.(b)                                 418,622        10,599,509
---------------------------------------------------------------------------------
PepsiCo, Inc.                                         1,626,134        92,705,900
=================================================================================

                                                                      214,316,253
=================================================================================


SYSTEMS SOFTWARE-3.48%

Microsoft Corp.                                       5,305,933       118,481,484
=================================================================================


WIRELESS TELECOMMUNICATION SERVICES-2.32%

China Mobile Ltd. (China)                             2,855,500        25,055,137
---------------------------------------------------------------------------------
KDDI Corp. (Japan)                                        9,070        54,183,365
=================================================================================

                                                                       79,238,502
=================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $4,277,299,263)                                        3,293,156,029
=================================================================================



MONEY MARKET FUNDS-2.74%

Liquid Assets Portfolio-Institutional Class(d)       46,790,150        46,790,150
---------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)             46,790,150        46,790,150
=================================================================================

     Total Money Market Funds (Cost $93,580,300)                       93,580,300
=================================================================================
TOTAL INVESTMENTS-99.34% (Cost $4,370,879,563)                      3,386,736,329
=================================================================================
OTHER ASSETS LESS LIABILITIES-0.66%                                    22,386,299
=================================================================================
NET ASSETS-100.00%                                                 $3,409,122,628
_________________________________________________________________________________
=================================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2008 represented 0.06% of the Fund's Net Assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM CONSTELLATION FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $4,277,299,263)                        $3,293,156,029
-------------------------------------------------------
Investments in affiliated money market
  funds, at cost and value                   93,580,300
=======================================================
     Total investments (Cost
       $4,370,879,563)                    3,386,736,329
=======================================================
Receivables for:
  Investments sold                           33,402,640
-------------------------------------------------------
  Fund shares sold                            1,808,237
-------------------------------------------------------
  Dividends                                   6,370,122
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             415,687
-------------------------------------------------------
Other assets                                    291,879
=======================================================
     Total assets                         3,429,024,894
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                       9,807,223
-------------------------------------------------------
  Fund shares reacquired                      4,416,374
-------------------------------------------------------
  Accrued fees to affiliates                  3,390,107
-------------------------------------------------------
  Accrued other operating expenses              561,185
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                            1,727,377
=======================================================
     Total liabilities                       19,902,266
=======================================================
Net assets applicable to shares
  outstanding                            $3,409,122,628
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $4,878,477,782
-------------------------------------------------------
Undistributed net investment income
  (loss)                                     (1,889,827)
-------------------------------------------------------
Undistributed net realized gain (loss)     (483,458,498)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (984,006,829)
=======================================================
                                         $3,409,122,628
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                  $2,945,536,234
_______________________________________________________
=======================================================
Class B                                  $  281,592,267
_______________________________________________________
=======================================================
Class C                                  $  115,004,459
_______________________________________________________
=======================================================
Class R                                  $    8,975,974
_______________________________________________________
=======================================================
Class Y                                  $    5,827,098
_______________________________________________________
=======================================================
Institutional Class                      $   52,186,596
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                     165,538,373
_______________________________________________________
=======================================================
Class B                                      17,386,843
_______________________________________________________
=======================================================
Class C                                       7,103,558
_______________________________________________________
=======================================================
Class R                                         510,226
_______________________________________________________
=======================================================
Class Y                                         327,351
_______________________________________________________
=======================================================
Institutional Class                           2,660,830
_______________________________________________________
=======================================================
Class A:
  Net asset value per share              $        17.79
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $17.79
     divided by 94.50%)                  $        18.83
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                           $        16.20
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                           $        16.19
_______________________________________________________
=======================================================
Class R:
  Net asset value and offering price
     per share                           $        17.59
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                           $        17.80
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                           $        19.61
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM CONSTELLATION FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $400,518)                           $    53,678,730
--------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $747,242)                                                                           6,318,688
==================================================================================================
     Total investment income                                                            59,997,418
==================================================================================================


EXPENSES:

Advisory fees                                                                           34,825,136
--------------------------------------------------------------------------------------------------
Administrative services fees                                                               656,611
--------------------------------------------------------------------------------------------------
Custodian fees                                                                             304,783
--------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                               11,712,731
--------------------------------------------------------------------------------------------------
  Class B                                                                                5,638,884
--------------------------------------------------------------------------------------------------
  Class C                                                                                1,865,927
--------------------------------------------------------------------------------------------------
  Class R                                                                                   63,628
--------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                 17,326,110
--------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                        81,296
--------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                  172,399
--------------------------------------------------------------------------------------------------
Other                                                                                    3,013,278
==================================================================================================
     Total expenses                                                                     75,660,783
==================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (1,695,126)
==================================================================================================
     Net expenses                                                                       73,965,657
==================================================================================================
Net investment income (loss)                                                           (13,968,239)
==================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(3,165,517))                                                       143,769,757
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     1,126,431
==================================================================================================
                                                                                       144,896,188
==================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (2,977,331,772)
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                       138,503
==================================================================================================
                                                                                    (2,977,193,269)
==================================================================================================
Net realized and unrealized gain (loss)                                             (2,832,297,081)
==================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(2,846,265,320)
__________________________________________________________________________________________________
==================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM CONSTELLATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008               2007
------------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                            $   (13,968,239)   $   (25,674,989)
------------------------------------------------------------------------------------------------------------
  Net realized gain                                                           144,896,188        366,552,567
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                     (2,977,193,269)     1,093,662,277
============================================================================================================
     Net increase (decrease) in net assets resulting from operations       (2,846,265,320)     1,434,539,855
============================================================================================================
Share transactions-net:
  Class A                                                                    (783,183,615)    (1,422,577,412)
------------------------------------------------------------------------------------------------------------
  Class B                                                                    (280,841,384)      (333,477,974)
------------------------------------------------------------------------------------------------------------
  Class C                                                                     (44,285,362)       (66,221,579)
------------------------------------------------------------------------------------------------------------
  Class R                                                                       1,105,369         (1,044,154)
------------------------------------------------------------------------------------------------------------
  Class Y                                                                       6,556,928                 --
------------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (20,137,169)       (10,070,408)
============================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                        (1,120,785,233)    (1,833,391,527)
============================================================================================================
     Net increase (decrease) in net assets                                 (3,967,050,553)      (398,851,672)
============================================================================================================


NET ASSETS:

  Beginning of year                                                         7,376,173,181      7,775,024,853
============================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $(1,889,827) and $(1,827,029), respectively)                         $ 3,409,122,628    $ 7,376,173,181
____________________________________________________________________________________________________________
============================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM CONSTELLATION FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


14        AIM CONSTELLATION FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations

15        AIM CONSTELLATION FUND
      resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $150 million                                           0.80%
-------------------------------------------------------------------
Over $150 million                                            0.625%
___________________________________________________________________
===================================================================




  Through December 31, 2012, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.695%
-------------------------------------------------------------------
Next $4 billion                                              0.615%
-------------------------------------------------------------------
Next $750 million                                            0.595%
-------------------------------------------------------------------
Next $2.5 billion                                            0.57%
-------------------------------------------------------------------
Next $2.5 billion                                            0.545%
-------------------------------------------------------------------
Over $10 billion                                             0.52%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $1,228,355.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $105,378.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.


16        AIM CONSTELLATION FUND

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $426,675 in front-end sales commissions from the sale of Class A shares and $1,881, $615,752, $14,768 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $24,488,142 and securities sales of $16,333,625, which resulted in net realized gains (losses) of $(3,165,517).

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $361,393.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $16,494 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


17        AIM CONSTELLATION FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term gain distributions paid during the years ended October 31, 2008 and 2007.

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                          $ (987,384,315)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                          136,405
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                         (1,889,827)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (480,217,417)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       4,878,477,782
=================================================================================================
Total net assets                                                                   $3,409,122,628
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $335,644,907 of capital loss carryforward in the fiscal year ended October 31, 2009.

  The Fund utilized $141,277,523 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2009                                                                   $ 60,745,898
-----------------------------------------------------------------------------------------------
October 31, 2010                                                                    196,611,268
-----------------------------------------------------------------------------------------------
October 31, 2011                                                                    222,860,251
===============================================================================================
Total capital loss carryforward                                                    $480,217,417
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of March 27, 2006, the date of reorganization of AIM Aggressive Growth Fund and AIM Weingarten Fund into the Fund, are realized as securities held in each fund as such date, the capital loss carryover may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $5,171,070,875 and $6,338,780,635, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

          UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $   127,325,447
--------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (1,114,709,762)
==================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $  (987,384,315)
__________________________________________________________________________________________________
==================================================================================================
Cost of investments for tax purposes is $4,374,120,644.




NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs, foreign currency transactions, capital loss carryforward expirations and net operating losses, on October 31, 2008, undistributed net investment income (loss) was increased by $13,905,441, undistributed net realized gain (loss) was increased by $1,947,457 and shares of beneficial interest decreased by $15,852,898. This reclassification had no effect on the net assets of the Fund.


18        AIM CONSTELLATION FUND

NOTE 10--SHARE INFORMATION


                                                  SUMMARY OF SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                          YEAR ENDED
                                                                OCTOBER 31, 2008(a)                   OCTOBER 31, 2007
                                                          -------------------------------     -------------------------------
                                                             SHARES            AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   5,769,408     $   145,527,680       7,384,784     $   205,855,486
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                   1,263,902          29,400,488       1,559,817          39,632,759
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     681,560          15,975,792         706,186          17,859,433
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                     177,334           4,500,006         151,608           4,126,048
-----------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                  332,834           6,652,434              --                  --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         775,039          22,050,482       1,557,578          47,646,681
=============================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                   7,351,589         183,823,155       4,174,400         116,032,357
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (8,049,647)       (183,823,155)     (4,534,920)       (116,032,357)
=============================================================================================================================
Reacquired:
  Class A(b)                                              (45,097,498)     (1,112,534,450)    (63,408,560)     (1,744,465,255)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (5,405,052)       (126,418,717)    (10,156,390)       (257,078,376)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                  (2,565,865)        (60,261,154)     (3,330,877)        (84,081,012)
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                    (139,860)         (3,394,637)       (189,822)         (5,170,202)
-----------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   (5,483)            (95,506)             --                  --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (1,495,988)        (42,187,651)     (1,915,581)        (57,717,089)
=============================================================================================================================
  Net increase (decrease) share activity                  (46,407,727)    $(1,120,785,233)    (68,001,777)    $(1,833,391,527)
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

CLASS                                                                        SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Class Y                                                                      331,988     $ 6,636,438
----------------------------------------------------------------------------------------------------
Class A                                                                     (331,988)     (6,636,438)
____________________________________________________________________________________________________
====================================================================================================





19        AIM CONSTELLATION FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                       NET GAINS
                                                      (LOSSES) ON
                        NET ASSET                     SECURITIES                                            NET ASSETS,
                          VALUE,                         (BOTH      TOTAL FROM    NET ASSET                   END OF
                        BEGINNING   NET INVESTMENT   REALIZED AND   INVESTMENT   VALUE, END     TOTAL         PERIOD
                        OF PERIOD    INCOME (LOSS)    UNREALIZED)   OPERATIONS    OF PERIOD   RETURN(A)   (000S OMITTED)
------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08       $31.12        $(0.04)(c)      $(13.29)      $(13.33)     $17.79       (42.83)%    $2,945,536
Year ended 10/31/07        25.56         (0.07)(c)         5.63          5.56       31.12        21.75       6,145,755
Year ended 10/31/06        23.63         (0.06)(c)         1.99          1.93       25.56         8.17       6,374,641
Year ended 10/31/05        21.27         (0.02)(e)         2.38          2.36       23.63        11.10       4,461,224
Year ended 10/31/04        20.61         (0.13)(c)         0.79          0.66       21.27         3.20       5,616,072
------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08        28.54         (0.21)(c)       (12.13)       (12.34)      16.20       (43.24)        281,592
Year ended 10/31/07        23.62         (0.25)(c)         5.17          4.92       28.54        20.83         844,018
Year ended 10/31/06        22.00         (0.23)(c)         1.85          1.62       23.62         7.36       1,008,799
Year ended 10/31/05        19.95         (0.19)(e)         2.24          2.05       22.00        10.28         531,341
Year ended 10/31/04        19.46         (0.26)(c)         0.75          0.49       19.95         2.52         617,005
------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08        28.52         (0.21)(c)       (12.12)       (12.33)      16.19       (43.23)        115,004
Year ended 10/31/07        23.61         (0.25)(c)         5.16          4.91       28.52        20.80         256,377
Year ended 10/31/06        21.99         (0.23)(c)         1.85          1.62       23.61         7.37         274,187
Year ended 10/31/05        19.94         (0.19)(e)         2.24          2.05       21.99        10.28         132,056
Year ended 10/31/04        19.46         (0.26)(c)         0.74          0.48       19.94         2.47         162,707
------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08        30.84         (0.10)(c)       (13.15)       (13.25)      17.59       (42.96)          8,976
Year ended 10/31/07        25.41         (0.14)(c)         5.57          5.43       30.84        21.37          14,580
Year ended 10/31/06        23.54         (0.12)(c)         1.99          1.87       25.41         7.94          12,982
Year ended 10/31/05        21.24         (0.06)(e)         2.36          2.30       23.54        10.83           7,467
Year ended 10/31/04        20.63         (0.17)(c)         0.78          0.61       21.24         2.96           6,202
------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)              19.99          0.00(c)         (2.19)        (2.19)      17.80       (10.96)          5,827
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08        34.14          0.09(c)        (14.62)       (14.53)      19.61       (42.56)         52,187
Year ended 10/31/07        27.92          0.06(c)          6.16          6.22       34.14        22.28         115,443
Year ended 10/31/06        25.69          0.06(c)          2.17          2.23       27.92         8.68         104,416
Year ended 10/31/05        23.01          0.10(e)          2.58          2.68       25.69        11.65         192,498
Year ended 10/31/04        22.17         (0.01)(c)         0.85          0.84       23.01         3.79         164,664
________________________________________________________________________________________________________________________
========================================================================================================================

                          RATIO OF       RATIO OF
                        EXPENSES TO     EXPENSES TO
                        AVERAGE NET     AVERAGE NET
                        ASSETS WITH   ASSETS WITHOUT    RATIO OF NET
                        FEE WAIVERS     FEE WAIVERS      INVESTMENT
                           AND/OR         AND/OR       INCOME (LOSS)
                          EXPENSES       EXPENSES        TO AVERAGE     PORTFOLIO
                          ABSORBED       ABSORBED        NET ASSETS    TURNOVER(B)
----------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08         1.25%(d)       1.27%(d)        (0.16)%(d)       96%
Year ended 10/31/07         1.17           1.20            (0.25)           68
Year ended 10/31/06         1.21           1.24            (0.24)          123
Year ended 10/31/05         1.29           1.31            (0.06)(e)        59
Year ended 10/31/04         1.27           1.29            (0.59)           50
----------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08         2.00(d)        2.02(d)         (0.91)(d)        96
Year ended 10/31/07         1.92           1.95            (1.00)           68
Year ended 10/31/06         1.96           1.99            (0.99)          123
Year ended 10/31/05         2.01           2.03            (0.78)(e)        59
Year ended 10/31/04         1.97           1.99            (1.29)           50
----------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08         2.00(d)        2.02(d)         (0.91)(d)        96
Year ended 10/31/07         1.92           1.95            (1.00)           68
Year ended 10/31/06         1.96           1.99            (0.99)          123
Year ended 10/31/05         2.01           2.03            (0.78)(e)        59
Year ended 10/31/04         1.97           1.99            (1.29)           50
----------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08         1.50(d)        1.52(d)         (0.41)(d)        96
Year ended 10/31/07         1.42           1.45            (0.50)           68
Year ended 10/31/06         1.46           1.49            (0.49)          123
Year ended 10/31/05         1.51           1.53            (0.28)(e)        59
Year ended 10/31/04         1.47           1.49            (0.79)           50
----------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)               1.05(d)(g)     1.07(d)(g)       0.04(d)(g)      96
----------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08         0.78(d)        0.80(d)          0.31(d)         96
Year ended 10/31/07         0.71           0.74             0.21            68
Year ended 10/31/06         0.75           0.78             0.22           123
Year ended 10/31/05         0.76           0.78             0.47(e)         59
Year ended 10/31/04         0.72           0.74            (0.04)           50
__________________________________________________________________________________
==================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $4,685,092, $563,888, $186,593, $12,726, $5,636 and $81,322 for Class A, Class B, Class
     C, Class R, Class Y and Institutional Class shares, respectively.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.09) and(0.36)%; $(0.26) and (1.08)%; $(0.26) and (1.08)%; $(0.13) and
     (0.58)% and $0.03 and 0.17% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively.
(f)  Commencement date of October 3, 2008.
(g)  Annualized.


NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the

20        AIM CONSTELLATION FUND
affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM CONSTELLATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Constellation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Constellation Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM CONSTELLATION FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $672.50        $5.47       $1,018.60       $ 6.60       1.30%
---------------------------------------------------------------------------------------------------
        B            1,000.00        670.00         8.61        1,014.83        10.38       2.05
---------------------------------------------------------------------------------------------------
        C            1,000.00        669.60         8.60        1,014.83        10.38       2.05
---------------------------------------------------------------------------------------------------
        R            1,000.00        671.80         6.51        1,017.34         7.86       1.55
---------------------------------------------------------------------------------------------------
        Y            1,000.00        890.40         0.79        1,019.86         5.33       1.05
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM CONSTELLATION FUND

Supplement to Annual Report dated 10/31/08

AIM CONSTELLATION FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    Please note that past performance is
                                             For periods ended 10/31/08                   not indicative of future results. More
The following information has been                                                        recent returns may be more or less than
prepared to provide Institutional Class      Inception (4/8/92)                   6.00%   those shown. All returns assume
shareholders with a performance overview     10 Years                            -0.07    reinvestment of distributions at NAV.
specific to their holdings. Institutional     5 Years                            -2.41    Investment return and principal value will
Class shares are offered exclusively to       1 Year                            -42.53    fluctuate so your shares, when redeemed,
institutional investors, including defined   ==========================================   may be worth more or less than their
contribution plans that meet certain                                                      original cost. See full report for
criteria.                                    ==========================================   information on comparative benchmarks.
                                             AVERAGE ANNUAL TOTAL RETURNS                 Please consult your Fund prospectus for
                                             For periods ended 9/30/08, most recent       more information. For the most current
                                             calendar quarter-end                         month-end performance, please call 800 451
                                                                                          4246 or visit invescoaim.com.
                                             Inception (4/8/92)                   7.26%
                                             10 Years                             2.35    (1) Total annual operating expenses less
                                              5 Years                             2.77        contractual advisory fee waivers by
                                              1 Year                            -27.86        the advisor in effect through at
                                             ==========================================       least December 31, 2012. See current
                                                                                              prospectus for more information.
                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value (NAV). Performance of
                                             Institutional Class shares will differ
                                             from performance of other share classes
                                             primarily due to differing sales charges
                                             and class expenses.

                                                The net annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.71%.(1) The total annual Fund
                                             operating expense ratio set forth in the
                                             most recent Fund prospectus as of the date
                                             of this supplement for Institutional Class
                                             shares was 0.74%.The expense ratios
                                             presented above may vary from the expense
                                             ratios presented in other sections of the
                                             actual report that are based on expenses
                                             incurred during the period covered by the
                                             report.

==========================================
NASDAQ SYMBOL                        CSITX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.
                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   CST-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $674.20        $3.41       $1,021.06       $4.12        0.81%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM CONSTELLATION FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        from one another and attributed different
Equity Funds is required under the           comparative performance and fee data         weight to the various factors. The
Investment Company Act of 1940 to approve    regarding the AIM Funds prepared by an       Trustees recognized that the advisory
annually the renewal of the AIM              independent company, Lipper, Inc.            arrangements and resulting advisory fees
Constellation Fund's (the Fund) investment   (Lipper), under the direction and            for the Fund and the other AIM Funds are
advisory agreement with Invesco Aim          supervision of the independent Senior        the result of years of review and
Advisors, Inc. (Invesco Aim). During         Officer who also prepares a separate         negotiation between the Trustees and
contract renewal meetings held on June       analysis of this information for the         Invesco Aim, that the Trustees may focus
18-19, 2008, the Board as a whole and the    Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
disinterested or "independent" Trustees,     recommendations to the Investments           these arrangements in some years than in
voting separately, approved the              Committee regarding the performance, fees    others, and that the Trustees'
continuance of the Fund's investment         and expenses of their assigned funds. The    deliberations and conclusions in a
advisory agreement for another year,         Investments Committee considers each         particular year may be based in part on
effective July 1, 2008. In doing so, the     Sub-Committee's recommendations and makes    their deliberations and conclusions of
Board determined that the Fund's             its own recommendations regarding the        these same arrangements throughout the
investment advisory agreement is in the      performance, fees and expenses of the AIM    year and in prior years.
best interests of the Fund and its           Funds to the full Board. The Investments
shareholders and that the compensation to    Committee also considers each Sub-           FACTORS AND CONCLUSIONS AND SUMMARY OF
Invesco Aim under the Fund's investment      Committee's recommendations in making its    INDEPENDENT WRITTEN FEE EVALUATION
advisory agreement is fair and reasonable.   annual recommendation to the Board whether
                                             to approve the continuance of each AIM       The discussion below serves as a summary
   The independent Trustees met separately   Fund's investment advisory agreement and     of the Senior Officer's independent
during their evaluation of the Fund's        sub-advisory agreements for another year.    written evaluation with respect to the
investment advisory agreement with                                                        Fund's investment advisory agreement as
independent legal counsel from whom they        The independent Trustees are assisted     well as a discussion of the material
received independent legal advice, and the   in their annual evaluation of the Fund's     factors and related conclusions that
independent Trustees also received           investment advisory agreement by the         formed the basis for the Board's approval
assistance during their deliberations from   independent Senior Officer. One              of the Fund's investment advisory
the independent Senior Officer, a            responsibility of the Senior Officer is to   agreement and sub-advisory agreements.
full-time officer of the AIM Funds who       manage the process by which the AIM Funds'   Unless otherwise stated, information set
reports directly to the independent          proposed management fees are negotiated      forth below is as of June 19, 2008 and
Trustees.                                    during the annual contract renewal process   does not reflect any changes that may have
                                             to ensure that they are negotiated in a      occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          manner that is at arms' length and           not limited to changes to the Fund's
                                             reasonable. Accordingly, the Senior          performance, advisory fees, expense
The Board's Investments Committee has        Officer must either supervise a              limitations and/or fee waivers.
established three Sub-Committees that are    competitive bidding process or prepare an
responsible for overseeing the management    independent written evaluation. The Senior   I. Investment Advisory Agreement
of a number of the series portfolios of      Officer has recommended that an
the AIM Funds. This Sub-Committee            independent written evaluation be provided      A. Nature, Extent and Quality of
structure permits the Trustees to focus on   and, at the direction of the Board, has            Services Provided by Invesco Aim
the performance of the AIM Funds that have   prepared an independent written
been assigned to them. The Sub-Committees    evaluation.                                  The Board reviewed the advisory services
meet throughout the year to review the                                                    provided to the Fund by Invesco Aim under
performance of their assigned funds, and        During the annual contract renewal        the Fund's investment advisory agreement,
the Sub-Committees review monthly and        process, the Board considered the factors    the performance of Invesco Aim in
quarterly comparative performance            discussed below under the heading "Factors   providing these services, and the
information and periodic asset flow data     and Conclusions and Summary of Independent   credentials and experience of the officers
for their assigned funds. These materials    Written Fee Evaluation" in evaluating the    and employees of Invesco Aim who provide
are prepared under the direction and         fairness and reasonableness of the Fund's    these services. The Board's review of the
supervision of the independent Senior        investment advisory agreement and            qualifications of Invesco Aim to provide
Officer. Over the course of each year, the   sub-advisory agreements at the contract      these services included the Board's
Sub-Committees meet with portfolio           renewal meetings and at their meetings       consideration of Invesco Aim's portfolio
managers for their assigned funds and        throughout the year as part of their         and product review process, various back
other members of management and review       ongoing oversight of the Fund. The Fund's    office support functions provided by
with these individuals the performance,      investment advisory agreement and            Invesco Aim, and Invesco Aim's equity and
investment objective(s), policies,           sub-advisory agreements were considered      fixed income trading operations. The Board
strategies and limitations of these funds.   separately, although the Board also          concluded that the nature, extent and
                                             considered the common interests of all of    quality of the advisory services provided
   In addition to their meetings             the AIM Funds in their deliberations. The    to the Fund by Invesco Aim were
throughout the year, the Sub-Committees      Board considered all of the information      appropriate and that Invesco Aim currently
meet at designated contract renewal          provided to them and did not identify any    is providing satisfactory advisory
meetings each year to conduct an in-depth    particular factor that was controlling.      services in accordance with the terms of
review of the performance, fees and          Each Trustee may have evaluated the          the Fund's investment advisory agreement.
expenses of their assigned funds. During     information provided differently             In addition, based on their ongoing
the contract                                                                              meetings throughout the year with the
                                                                                          Fund's portfolio manager or managers,

                                                                                                                           continued


24              AIM CONSTELLATION FUND

the Board concluded that these individuals   The Board concluded that Invesco Aim         economies of scale through contractual
are competent and able to continue to        continues to be responsive to the Board's    breakpoints in the Fund's advisory fee
carry out their responsibilities under the   focus on fund performance. However, due to   schedule or through advisory fee waivers
Fund's investment advisory agreement.        the Fund's underperformance, the Board       or expense limitations. The Board noted
                                             also concluded that it would be              that the Fund's contractual advisory fee
   In determining whether to continue the    appropriate for the Board to monitor more    schedule includes one breakpoint and that
Fund's investment advisory agreement, the    closely the performance of the Fund.         the level of the Fund's advisory fees, as
Board considered the prior relationship      Although the independent written             a percentage of the Fund's net assets, has
between Invesco Aim and the Fund, as well    evaluation of the Fund's Senior Officer      decreased as net assets increased because
as the Board's knowledge of Invesco Aim's    only considered Fund performance through     of the breakpoint. The Board also noted
operations, and concluded that it was        the most recent calendar year, the Board     that Invesco Aim's contractual advisory
beneficial to maintain the current           also reviewed more recent Fund performance   fee waiver discussed above includes
relationship, in part, because of such       and this review did not change their         breakpoints based on net asset levels.
knowledge. The Board also considered the     conclusions.                                 Based on this information, the Board
steps that Invesco Aim and its affiliates                                                 concluded that the Fund's advisory fees
have taken over the last several years to       C. Advisory Fees and Fee Waivers          appropriately reflect economies of scale
improve the quality and efficiency of the                                                 at current asset levels. The Board also
services they provide to the AIM Funds in    The Board compared the Fund's contractual    noted that the Fund shares directly in
the areas of investment performance,         advisory fee rate to the contractual         economies of scale through lower fees
product line diversification,                advisory fee rates of funds in the Fund's    charged by third party service providers
distribution, fund operations, shareholder   expense group that are not managed by        based on the combined size of all of the
services and compliance. The Board           Invesco Aim, at a common asset level and     AIM Funds and affiliates.
concluded that the quality and efficiency    as of the end of the past calendar year.
of the services Invesco Aim and its          The Board noted that the Fund's                 E. Profitability and Financial
affiliates provide to the AIM Funds in       contractual advisory fee rate was above            Resources of Invesco Aim
each of these areas have generally           the median contractual advisory fee rate
improved, and support the Board's approval   of funds in its expense group. The Board     The Board reviewed information from
of the continuance of the Fund's             also reviewed the methodology used by        Invesco Aim concerning the costs of the
investment advisory agreement.               Lipper in determining contractual fee        advisory and other services that Invesco
                                             rates.                                       Aim and its affiliates provide to the Fund
   B. Fund Performance                                                                    and the profitability of Invesco Aim and
                                                The Board also compared the Fund's        its affiliates in providing these
The Board compared the Fund's performance    effective fee rate (the advisory fee after   services. The Board also reviewed
during the past one, three and five          any advisory fee waivers and before any      information concerning the financial
calendar years to the performance of funds   expense limitations/waivers) to the          condition of Invesco Aim and its
in the Fund's performance group that are     advisory fee rates of other clients of       affiliates. The Board also reviewed with
not managed by Invesco Aim, and against      Invesco Aim and its affiliates with          Invesco Aim the methodology used to
the performance of all funds in the Lipper   investment strategies comparable to those    prepare the profitability information. The
Multi-Cap Growth Funds Index and the         of the Fund, including two mutual funds      Board considered the overall profitability
Lipper Large-Cap Growth Funds Index. The     advised by Invesco Aim and four mutual       of Invesco Aim, as well as the
Board also reviewed the criteria used by     funds sub-advised by an Invesco Aim          profitability of Invesco Aim in connection
Invesco Aim to identify the funds in the     affiliate. The Board noted that the Fund's   with managing the Fund. The Board noted
Fund's performance group for inclusion in    rate was: (i) below the rates for the        that Invesco Aim continues to operate at a
the Lipper reports. The Board noted that     mutual funds; and (ii) above the             net profit, although increased expenses in
the Fund's performance was in the fourth     sub-advisory fee rates for the four          recent years have reduced the
quintile of its performance group for the    sub-advised mutual funds.                    profitability of Invesco Aim and its
one, three and five year periods (the                                                     affiliates. The Board concluded that the
first quintile being the best performing     The Board noted that Invesco Aim has         Fund's fees were fair and reasonable, and
funds and the fifth quintile being the       contractually agreed to waive advisory       that the level of profits realized by
worst performing funds). The Board noted     fees of the Fund through December 31, 2012   Invesco Aim and its affiliates from
that the Fund's performance was below the    and that this fee waiver includes            providing services to the Fund was not
performance of both Indexes for the one,     breakpoints based on net asset levels. The   excessive in light of the nature, quality
three and five year periods. The Board       Board considered the contractual nature of   and extent of the services provided. The
noted that Invesco Aim made changes to the   this fee waiver and noted that it remains    Board considered whether Invesco Aim is
Fund's portfolio management team in 2005     in effect until December 31, 2012.           financially sound and has the resources
and 2008, which need more time to be                                                      necessary to perform its obligations under
evaluated before a conclusion can be            After taking account of the Fund's        the Fund's investment advisory agreement,
reached that the changes have adequately     contractual advisory fee rate, as well as    and concluded that Invesco Aim has the
addressed the Fund's underperformance. The   the comparative advisory fee information     financial resources necessary to fulfill
Board also considered the steps Invesco      and the fee waiver discussed above, the      these obligations.
Aim has taken over the last several years    Board concluded that the Fund's advisory
to improve the quality and efficiency of     fees were fair and reasonable.                  F. Independent Written Evaluation of
the services that Invesco Aim provides to                                                       the Fund's Senior Officer
the AIM Funds.                                  D. Economies of Scale and Breakpoints
                                                                                          The Board noted that, at their direction,
                                             The Board considered the extent to which     the Senior Officer of the Fund, who is
                                             there are economies of scale in Invesco      independent of Invesco Aim and Invesco
                                             Aim's provision of advisory services to
                                             the Fund. The Board also considered
                                             whether the Fund benefits from such

                                                                                                                           continued


25              AIM CONSTELLATION FUND

Aim's affiliates, had prepared an               The Board considered the fact that the    that the sub-advisory agreements will
independent written evaluation to assist     Fund's uninvested cash and cash collateral   benefit the Fund and its shareholders by
the Board in determining the                 from any securities lending arrangements     permitting Invesco Aim to utilize the
reasonableness of the proposed management    may be invested in money market funds        additional resources and talent of the
fees of the AIM Funds, including the Fund.   advised by Invesco Aim pursuant to           Affiliated Sub-Advisers in managing the
The Board noted that they had relied upon    procedures approved by the Board. The        Fund.
the Senior Officer's written evaluation      Board noted that Invesco Aim will receive
instead of a competitive bidding process.    advisory fees from these affiliated money       B. Fund Performance
In determining whether to continue the       market funds attributable to such
Fund's investment advisory agreement, the    investments, although Invesco Aim has        The Board did not view Fund performance as
Board considered the Senior Officer's        contractually agreed to waive through at     a relevant factor in considering whether
written evaluation.                          least June 30, 2009, the advisory fees       to approve the sub-advisory agreements for
                                             payable by the Fund in an amount equal to    the Fund, as no Affiliated Sub-Adviser
   G. Collateral Benefits to Invesco Aim     100% of the net advisory fees Invesco Aim    currently manages any portion of the
      and its Affiliates                     receives from the affiliated money market    Fund's assets.
                                             funds with respect to the Fund's
The Board considered various other           investment of uninvested cash, but not          C. Sub-Advisory Fees
benefits received by Invesco Aim and its     cash collateral. The Board considered the
affiliates resulting from Invesco Aim's      contractual nature of this fee waiver and    The Board considered the services to be
relationship with the Fund, including the    noted that it remains in effect until at     provided by the Affiliated Sub-Advisers
fees received by Invesco Aim and its         least June 30, 2009. The Board concluded     pursuant to the sub-advisory agreements
affiliates for their provision of            that the Fund's investment of uninvested     and the services to be provided by Invesco
administrative, transfer agency and          cash and cash collateral from any            Aim pursuant to the Fund's investment
distribution services to the Fund. The       securities lending arrangements in the       advisory agreement, as well as the
Board considered the performance of          affiliated money market funds is in the      allocation of fees between Invesco Aim and
Invesco Aim and its affiliates in            best interests of the Fund and its           the Affiliated Sub-Advisers pursuant to
providing these services and the             shareholders.                                the sub-advisory agreements. The Board
organizational structure employed by                                                      noted that the sub-advisory fees have no
Invesco Aim and its affiliates to provide    II. Sub-Advisory Agreements                  direct effect on the Fund or its
these services. The Board also considered                                                 shareholders, as they are paid by Invesco
that these services are provided to the         A. Nature, Extent and Quality of          Aim to the Affiliated Sub-Advisers, and
Fund pursuant to written contracts which           Services Provided by Affiliated        that Invesco Aim and the Affiliated
are reviewed and approved on an annual             Sub-Advisers                           Sub-Advisers are affiliates. After taking
basis by the Board. The Board concluded                                                   account of the Fund's contractual
that Invesco Aim and its affiliates were     The Board reviewed the services to be        sub-advisory fee rate, as well as other
providing these services in a satisfactory   provided by Invesco Trimark Ltd., Invesco    relevant factors, the Board concluded that
manner and in accordance with the terms of   Asset Management Deutschland, GmbH,          the Fund's sub-advisory fees were fair and
their contracts, and were qualified to       Invesco Asset Management Limited, Invesco    reasonable.
continue to provide these services to the    Asset Management (Japan) Limited, Invesco
Fund.                                        Australia Limited, Invesco Global Asset         D. Financial Resources of the
                                             Management (N.A.), Inc., Invesco Hong Kong         Affiliated Sub-Advisers
   The Board considered the benefits         Limited, Invesco Institutional (N.A.),
realized by Invesco Aim as a result of       Inc. and Invesco Senior Secured              The Board considered whether each
portfolio brokerage transactions executed    Management, Inc. (collectively, the          Affiliated Sub-Adviser is financially
through "soft dollar" arrangements. Under    "Affiliated Sub-Advisers") under the         sound and has the resources necessary to
these arrangements, portfolio brokerage      sub-advisory agreements and the              perform its obligations under its
commissions paid by the Fund and/or other    credentials and experience of the officers   respective sub-advisory agreement, and
funds advised by Invesco Aim are used to     and employees of the Affiliated              concluded that each Affiliated Sub-Adviser
pay for research and execution services.     Sub-Advisers who will provide these          has the financial resources necessary to
The Board noted that soft dollar             services. The Board concluded that the       fulfill these obligations.
arrangements shift the payment obligation    nature, extent and quality of the services
for the research and execution services      to be provided by the Affiliated
from Invesco Aim to the funds and            Sub-Advisers were appropriate. The Board
therefore may reduce Invesco Aim's           noted that the Affiliated Sub-Advisers,
expenses. The Board also noted that          which have offices and personnel that are
research obtained through soft dollar        geographically dispersed in financial
arrangements may be used by Invesco Aim in   centers around the world, have been formed
making investment decisions for the Fund     in part for the purpose of researching and
and may therefore benefit Fund               compiling information and making
shareholders. The Board concluded that       recommendations on the markets and
Invesco Aim's soft dollar arrangements       economies of various countries and
were appropriate. The Board also concluded   securities of companies located in such
that, based on their review and              countries or on various types of
representations made by Invesco Aim, these   investments and investment techniques, and
arrangements were consistent with            providing investment advisory services.
regulatory requirements.                     The Board concluded


26              AIM CONSTELLATION FUND

TAX INFORMATION

NON-RESIDENT ALIEN SHAREHOLDERS

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008, were 10.44%, 13.81%, 17.46% and 16.35%, respectively.


27        AIM CONSTELLATION FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1998          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1988          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM CONSTELLATION FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM CONSTELLATION FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK--is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the        [INVESCO AIM LOGO]
investment advisors for the products and services represented by Invesco Aim; they each provide                -- SERVICE MARK --
investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   CST-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM DIVERSIFIED DIVIDEND FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:

                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2               AIM DIVERSIFIED DIVIDEND FUND

                   Dear Fellow Shareholders:

                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
   [CROCKETT       believes in the wisdom of a long-term perspective and consistent investment
     PHOTO]        discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM DIVERSIFIED DIVIDEND FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================

PERFORMANCE SUMMARY                                                                          We consider selling or trimming a stock
                                                                                          when it no longer meets our investment
For the fiscal year ended October 31, 2008, Class A shares of AIM Diversified Dividend    criteria, including when:
Fund, at net asset value, delivered a return of -27.56% for shareholders compared to
-36.08% for the broad market S&P 500 Index and -36.80% for the Fund's style-specific      o  A stock reaches its target price.
index, the Russell 1000 Index.(triangle) The negative returns were challenging, but the
Fund's comparative results were a source of relative strength during these turbulent      o  The company's fundamental business
times. All sectors were down for the period, but the Fund benefited from exposure to         prospects deteriorate.
consumer staples and high quality financials. Our holdings in the consumer
discretionary sector were some of the hardest hit.                                        o  A more attractive opportunity presents
                                                                                             itself.
   Your Fund's long-term performance appears later in this report.
                                                                                          MARKET CONDITIONS AND YOUR FUND
FUND VS. INDEXES
                                                                                          These are extremely tough times but we
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     should note that our equity markets have
not include applicable contingent deferred sales charges (CDSC) or front-end sales        gone through similarly difficult
charges, which would have reduced performance.                                            environments in the past. The markets have
                                                                                          historically recovered, and we do not
Class A Shares                                                                  -27.56%   believe now is the time to abandon your
Class B Shares                                                                  -28.05    long-term investment strategy.
Class C Shares                                                                  -28.02
Class R Shares                                                                  -27.73       Our team has experienced volatile
Class Y Shares*                                                                 -27.56    credit cycles and lived through global
Investor Class Shares                                                           -27.51    currency crises, but this is clearly one
S&P 500 Index(triangle) (Broad Market Index)                                    -36.08    of the hardest. The reason this crisis is
Russell 1000 Index(triangle) (Style-Specific Index)                             -36.80    so difficult is because there is a great
Lipper Large-Cap Core Funds Index(triangle) (Peer Group Index)                  -35.90    amount of financial leverage globally,
                                                                                          which means individuals and institutions
(triangle) Lipper Inc.                                                                    have borrowed money to invest. The full
                                                                                          extent of this leverage is unknown but its
*  Share class incepted during the fiscal year. See page 7 for a detailed                 effects are evident in the markets as
   explanation of Fund performance.                                                       assets are rapidly sold to repay debt and
=======================================================================================   other borrowed obligations, creating
                                                                                          massive selling pressure. In response,
HOW WE INVEST                                risk through a valuation framework,          governments around the world have taken
                                             careful stock selection and a rigorous       unprecedented actions to stabilize the
Our total return approach focuses on         buy-and-sell discipline.                     financial system by focusing on the
balancing long-term capital appreciation,                                                 pertinent issues of increasing monetary
current income and capital preservation.        We look for dividend-paying companies     liquidity, stabilizing the credit markets
The Fund can serve as a conservative         with strong profitability, solid balance     and stimulating economic growth. We are
cornerstone within a well-diversified        sheets and capital allocation policies       seeing encouraging signs in the credit
asset allocation strategy, complementing     that support sustained or increasing         markets that these actions are having a
more aggressive and cyclical investments.    dividends and share repurchases. We then     positive impact.
                                             apply fundamental research, including
   The Fund seeks to invest at least 80%     financial statement analysis and meetings       In last year's annual report we
of its assets in dividend paying equity      with companies' management, to determine a   reviewed our concerns about the
securities. We seek undervalued companies    fair valuation with an estimated two-year    deterioration in market fundamentals
that are returning capital to shareholders   price target for each stock. Finally, we     largely tied to weakening credit trends
via dividends and share repurchases. All     select companies we believe will provide     and explained how we defensively
stocks in the portfolio pay a dividend,      the best combination of dividend income,     positioned the Fund by reducing our
and the Fund pays a quarterly dividend to    price appreciation and the potential for     exposure to economically
shareholders. We manage                      lower risk.
==========================================   ==========================================
                                                                                          ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*
By sector, based on net assets                                                            TOP 10 EQUITY HOLDINGS*

Consumer Staples                     18.5%   1. Pharmaceuticals                    9.7%
Financials                           16.7    2. Packaged Foods & Meats             4.9     1. Anheuser-Busch Cos., Inc.         4.7%
Consumer Discretionary               13.8    3. Brewers                            4.7     2. Kimberly-Clark Corp.              3.3
Health Care                          12.8    4. Industrial Machinery               4.3     3. Marsh & McLennan Cos., Inc.       3.2
Information Technology               10.9    5. Regional Banks                     4.1     4. SunTrust Banks, Inc.              2.7
Industrials                           8.8    ==========================================    5. Capital One Financial Corp.       2.6
Utilities                             6.5                                                  6. Pentair, Inc.                     2.5
Materials                             4.6                                                  7. Automatic Data Processing, Inc.   2.5
Energy                                3.3    ==========================================    8. General Mills, Inc.               2.5
Telecommunication Services            0.8    Total Net Assets             $1.2 billion     9. Sysco Corp.                       2.4
Money Market Funds                                                                        10. Novartis AG                       2.3
Plus Other Assets Less Liabilities    3.3    Total Number of Holdings*              75    ==========================================
==========================================   ==========================================

                                             The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

                                             *  Excluding money market fund holdings.


4               AIM DIVERSIFIED DIVIDEND FUND

sensitive companies. This stance helped         Consumer discretionary was one of the                  MEGGAN WALSH
the Fund's comparative results over the      hardest hit areas of the market and a                     Chartered Financial Analyst,
fiscal year as the global "deleveraging"     primary detractor from the Fund's returns       [WALSH    senior portfolio manager, is
began and evidence of credit contagion       with holdings such as BRUNSWICK. Brunswick      PHOTO]    lead manager of AIM
broadened across sectors and the world,      is a global manufacturer of recreational                  Diversified Dividend Fund.
weighing on financial markets.               products with the largest part of revenues                Ms. Walsh has been in the
                                             coming from its marine division. The         investment industry since 1987, and joined
   While all sectors were down for the       company has been under tremendous pressure   Invesco Aim in 1991. She earned a B.S. in
fiscal year, the Fund's exposure to          as discretionary spending has waned.         finance from the University of Maryland
consumer staples was a source of strength.   Though management undertook aggressive       and an M.B.A. from Loyola College.
We invested in this period's top             measures to manage costs and inventories
contributor to Fund performance,             in this cyclical downturn, there was no                   JONATHAN HARRINGTON
ANHEUSER-BUSCH COMPANIES, several years      evidence of a turn in the company's end      [HARRINGTON  Chartered Financial Analyst,
ago when we believed the street had overly   markets. We sold the stock for more             PHOTO]    portfolio manager, is manager
discounted the value of Anheuser-Busch's     compelling investment opportunities with                  of AIM Diversified Dividend
core business, its free cash flow yield      fewer headwinds.                             Fund. Mr. Harrington joined Invesco in
and its consistent use of cash for                                                        2001 in its corporate associate rotation
increased stock buybacks. The stock             At the end of the fiscal year, we were    program, working with fund managers
rallied after the world's second-largest     taking a "barbell" approach to the           throughout Invesco before joining Invesco
beer company, InBev (not a Fund holding),    portfolio's positioning. We found            Aim in 2003. He earned a B.A. in history
mode an unsolicited $65 per-share all-cash   opportunities to become incrementally more   and philosophy from Dartmouth College and
offer for all of Anheuser-Busch's            offensive in select sub-sectors within the   an M.B.A. from the Kellogg Graduate School
outstanding shares.(1) Since the initial     financials and consumer discretionary        of Management at Northwestern University.
offer, InBev increased the offering price    sectors that offer compelling risk/reward
to $70 per share.(1) The acquisition was     tradeoffs. At the same time, we maintained   Assisted by the Diversified Dividend Team
approved by shareholders of both companies   a defensive exposure with larger positions
and the U.S. Department of Justice. Since    within consumer staples.
the acquisition announcement, the
company's underlying fundamentals have          At the close of the fiscal year, we see
improved and they continue to gain market    some very early signs of thawing in the
share.                                       credit markets, particularly in the most
                                             plain-vanilla and short-dated maturities.
   The Fund also benefited from its          This is encouraging and a necessary first
exposure to high quality financials. Many    step in ultimately restoring confidence
may be surprised by this given the           for investors to participate in a broader
controversy surrounding financial firms      spectrum of investment quality. We do not
and their inherent cyclicality. However,     believe this is the time to abandon your
our research identified HUDSON CITY          long-term investment strategy. Our team
BANCORP as a bank with conservative          remains committed to focusing on capital
underwriting standards, attractive margins   appreciation, current income and capital
and a high quality borrower base. This       preservation over the full market cycle.
resulted in a relatively clean loan          Thank you for investing in AIM Diversified
portfolio unscathed by the subprime          Dividend Fund.
turmoil. In 2007, we added to the position
on broad weakness for the sector and the     (1) Reuters
company has done well as an old-fashioned
"spread banking" business. This business     The views and opinions expressed in
model increases margins by capitalizing on   management's discussion of Fund
lower short-term interest rates to borrow    performance are those of Invesco Aim
money and lend it to customers at higher     Advisors, Inc. These views and opinions
long-term rates.                             are subject to change at any time based on
                                             factors such as market and economic
   More recently, the Fund benefited from    conditions. These views and opinions may
our avoidance of global cyclicals such as    not be relied upon as investment advice or
energy versus the benchmark. We reduced      recommendations, or as an offer for a
our exposure over the years, since 2004,     particular security. The information is
because our analysis indicated that these    not a complete analysis of every aspect of
types of companies were over-earning and     any market, country, industry, security or
operating at peak margins. You may recall    the Fund. Statements of fact are from
we discussed this in last year's report as   sources considered reliable, but Invesco
a detractor from comparative results.        Aim Advisors, Inc. makes no representation
Since this summer, cyclicals have            or warranty as to their completeness or
corrected sharply with the global economic   accuracy. Although historical performance
slowdown and our avoidance of this area      is no guarantee of future results, these
helped shareholders.                         insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5               AIM DIVERSIFIED DIVIDEND FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Performance of an index of funds reflects    shown in the chart. The vertical axis, the
comparable future results.                   fund expenses and management fees;           one that indicates the dollar value of an
                                             performance of a market index does not.      investment, is constructed with each
   The data shown in the chart include       Performance shown in the chart and           segment representing a percent change in
reinvested distributions, applicable sales   table(s) does not reflect deduction of       the value of the investment. In this
charges and Fund expenses including          taxes a shareholder would pay on Fund        chart, each segment represents a doubling,
management fees. Results for Class B         distributions or sale of Fund shares.        or 100% change, in the value of the
shares are calculated as if a hypothetical                                                investment. In other words, the space
shareholder had liquidated his entire           This chart, which is a logarithmic        between $5,000 and $10,000 is the same
investment in the Fund at the close of the   chart, presents the fluctuations in the      size as the space between $10,000 and
reporting period and paid the applicable     value of the Fund and its indexes. We        $20,000.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
                                             early years


6               AIM DIVERSIFIED DIVIDEND FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C SHARES (OLDEST SHARE CLASSES WITH SALES CHARGES)

Fund and index data from 12/31/01


            AIM Diversified    AIM Diversified    AIM Diversified
             Dividend Fund-     Dividend Fund-     Dividend Fund-                        Russell 1000     Lipper Large Cap-
  Date       Class A Shares     Class B Shares     Class C Shares    S&P 500 Index(1)      Index(1)      Core Funds Index(1)

12/31/01         $ 9450             $10000             $10000             $10000            $10000              $10000
    1/02           9545              10100              10100               9854              9873                9842
    2/02           9479              10020              10020               9664              9676                9677
    3/02           9857              10420              10410              10028             10074               10007
    4/02           9583              10120              10120               9420              9497                9483
    5/02           9573              10110              10109               9351              9413                9414
    6/02           9082               9580               9580               8685              8718                8764
    7/02           8355               8820               8809               8008              8073                8113
    8/02           8440               8890               8890               8061              8115                8180
    9/02           7798               8220               8210               7185              7244                7385
   10/02           8223               8650               8650               7817              7846                7959
   11/02           8601               9049               9040               8277              8305                8314
   12/02           8232               8659               8650               7791              7835                7877
    1/03           7920               8319               8321               7587              7645                7670
    2/03           7769               8159               8151               7473              7527                7568
    3/03           7854               8239               8240               7545              7604                7632
    4/03           8393               8809               8801               8167              8218                8194
    5/03           8903               9340               9331               8597              8687                8591
    6/03           8968               9403               9395               8706              8801                8676
    7/03           9082               9513               9505               8860              8977                8813
    8/03           9272               9703               9695               9032              9159                8983
    9/03           9233               9658               9649               8937              9065                8867
   10/03           9736              10178              10169               9442              9596                9301
   11/03           9878              10319              10309               9525              9712                9379
   12/03          10447              10910              10901              10024             10177                9830
    1/04          10552              11010              11001              10208             10370                9969
    2/04          10781              11242              11232              10350             10514               10087
    3/04          10691              11148              11139              10194             10370                9929
    4/04          10768              11219              11209              10034             10183                9775
    5/04          10806              11249              11239              10171             10330                9874
    6/04          11012              11467              11457              10369             10516               10051
    7/04          10763              11195              11186              10026             10147                9695
    8/04          10926              11367              11347              10066             10197                9701
    9/04          11018              11445              11435              10175             10325                9812
   10/04          11036              11466              11456              10331             10492                9945
   11/04          11402              11838              11828              10749             10941               10322
   12/04          11893              12343              12333              11114             11337               10645
    1/05          11716              12157              12138              10843             11052               10404
    2/05          12001              12435              12426              11071             11300               10599
    3/05          11834              12259              12251              10876             11121               10404
    4/05          11695              12115              12096              10669             10916               10173
    5/05          11882              12300              12292              11009             11303               10502
    6/05          11970              12382              12364              11024             11349               10538
    7/05          12337              12764              12746              11434             11791               10913
    8/05          12189              12599              12580              11330             11689               10813
    9/05          12129              12537              12518              11422             11797               10938
   10/05          12020              12413              12394              11231             11590               10807
   11/05          12456              12848              12828              11655             12031               11221
   12/05          12513              12908              12899              11660             12048               11254
    1/06          12816              13213              13193              11968             12385               11569
    2/06          12866              13266              13246              12001             12413               11517
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    3/06          13027              13422              13402              12150             12589               11725
    4/06          13220              13601              13591              12313             12740               11847
    5/06          12987              13359              13340              11959             12364               11488
    6/06          12948              13306              13298              11975             12380               11498
    7/06          13110              13474              13456              12049             12407               11458
    8/06          13435              13789              13782              12335             12704               11743
    9/06          13672              14034              14026              12653             13006               11991
   10/06          14141              14508              14490              13065             13448               12390
   11/06          14283              14644              14628              13313             13734               12632
   12/06          14568              14924              14919              13500             13910               12760
    1/07          14760              15112              15107              13704             14178               12967
    2/07          14578              14925              14909              13436             13934               12743
    3/07          14605              14938              14933              13586             14079               12871
    4/07          15195              15524              15520              14188             14671               13407
    5/07          15644              15977              15973              14683             15199               13864
    6/07          15405              15726              15722              14439             14909               13696
    7/07          14749              15050              15046              13992             14448               13310
    8/07          14952              15261              15246              14201             14645               13463
    9/07          15319              15612              15609              14732             15204               13950
   10/07          15394              15690              15676              14966             15469               14251
   11/07          14898              15169              15154              14340             14810               13684
   12/07          14619              14877              14875              14241             14713               13606
    1/08          14166              14412              14408              13387             13831               12810
    2/08          13666              13886              13881              12952             13409               12478
    3/08          13766              13987              13982              12896             13318               12315
    4/08          14340              14563              14547              13524             13993               12921
    5/08          14503              14719              14716              13699             14250               13156
    6/08          13218              13414              13411              12545             13066               12137
    7/08          13559              13740              13736              12440             12914               11965
    8/08          14030              14209              14206              12620             13092               12118
    9/08          13327              13500              13485              11497             11845               10999
   10/08          11153              11287              11278               9566              9777                9135
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 SECTIONS OF THIS REPORT THAT ARE BASED ON
                                                                                          EXPENSES INCURRED DURING THE PERIOD
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar      COVERED BY THIS REPORT.
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges                                   CLASS A SHARE PERFORMANCE REFLECTS THE
CLASS A SHARES                                                                            MAXIMUM 5.50% SALES CHARGE, AND CLASS B
Inception (12/31/01)                 1.61%   CLASS A SHARES                               AND CLASS C SHARE PERFORMANCE REFLECTS THE
 5 Years                             1.59    Inception (12/31/01)                 4.35%   APPLICABLE CONTINGENT DEFERRED SALES
 1 Year                            -31.54     5 Years                             6.40    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
                                              1 Year                            -17.80    CDSC ON CLASS B SHARES DECLINES FROM 5%
CLASS B SHARES                                                                            BEGINNING AT THE TIME OF PURCHASE TO 0% AT
Inception (12/31/01)                 1.79%   CLASS B SHARES                               THE BEGINNING OF THE SEVENTH YEAR. THE
 5 Years                             1.75    Inception (12/31/01)                 4.55%   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
 1 Year                            -31.36     5 Years                             6.62    YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
                                              1 Year                            -17.50    HAVE A FRONT-END SALES CHARGE; RETURNS
CLASS C SHARES                                                                            SHOWN ARE AT NET ASSET VALUE AND DO NOT
Inception 12/31/01)                  1.78%   CLASS C SHARES                               REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
 5 Years                             2.09    Inception (12/31/01)                 4.52%   ON A TOTAL REDEMPTION OF RETIREMENT PLAN
 1 Year                            -28.68     5 Years                             6.91    ASSETS WITHIN THE FIRST YEAR. CLASS Y
                                              1 Year                            -14.41    SHARES AND INVESTOR CLASS SHARES DO NOT
CLASS R SHARES                                                                            HAVE A FRONT-END SALES CHARGE OR A CDSC;
Inception                            2.27%   CLASS R SHARES                               THEREFORE, PERFORMANCE IS AT NET ASSET
 5 Years                             2.56    Inception                            5.03%   VALUE.
 1 Year                            -27.73     5 Years                             7.41
                                              1 Year                            -13.22       THE PERFORMANCE OF THE FUND'S SHARE
CLASS Y SHARES                                                                            CLASSES WILL DIFFER PRIMARILY DUE TO
Inception                            2.45%   INVESTOR CLASS SHARES                        DIFFERENT SALES CHARGE STRUCTURES AND
 5 Years                             2.76    Inception                            5.27%   CLASS EXPENSES.
 1 Year                            -27.56     5 Years                             7.68
                                              1 Year                            -12.92       HAD THE ADVISOR NOT WAIVED FEES AND/OR
INVESTOR CLASS SHARES                        ==========================================   REIMBURSED EXPENSES IN THE PAST,
Inception                            2.49%                                                PERFORMANCE WOULD HAVE BEEN LOWER.
 5 Years                             2.81    INVESTOR CLASS SHARE PERFORMANCE AND
 1 Year                            -27.51    RESTATED CLASS A SHARE PERFORMANCE (FOR
==========================================   PERIODS PRIOR TO THE INCEPTION DATE OF
                                             INVESTOR CLASS SHARES) AT NET ASSET VALUE,
CLASS R SHARES' INCEPTION DATE IS OCTOBER    WHICH RESTATED PERFORMANCE WILL REFLECT
25, 2005. RETURNS SINCE THAT DATE ARE        THE HIGHER RULE 12B-1 FEES APPLICABLE TO
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    CLASS A SHARES FOR THE PERIOD USING
BLENDED RETURNS OF HISTORICAL CLASS R        BLENDED RETURNS. CLASS A SHARES' INCEPTION
SHARE PERFORMANCE AND RESTATED CLASS A       DATE IS DECEMBER 31, 2001.
SHARE PERFORMANCE (FOR PERIODS PRIOR TO
THE INCEPTION DATE OF CLASS R SHARES) AT        THE PERFORMANCE DATA QUOTED REPRESENT
NET ASSET VALUE, ADJUSTED TO REFLECT THE     PAST PERFORMANCE AND CANNOT GUARANTEE
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   COMPARABLE FUTURE RESULTS; CURRENT
R SHARES. CLASS A SHARES' INCEPTION DATE     PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
IS DECEMBER 31, 2001.                        VISIT INVESCOAIM.COM FOR THE MOST RECENT
                                             MONTH-END PERFORMANCE. PERFORMANCE FIGURES
   CLASS Y SHARES' INCEPTION DATE IS         REFLECT REINVESTED DISTRIBUTIONS, CHANGES
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     IN NET ASSET VALUE AND THE EFFECT OF THE
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    MAXIMUM SALES CHARGE UNLESS OTHERWISE
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      STATED. INVESTMENT RETURN AND PRINCIPAL
PERFORMANCE AND RESTATED CLASS A SHARE       VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
PERFORMANCE (FOR PERIODS PRIOR TO THE        A GAIN OR LOSS WHEN YOU SELL SHARES.
INCEPTION DATE OF CLASS Y SHARES) AT NET
ASSET VALUE. THE RESTATED CLASS A SHARE         THE TOTAL ANNUAL FUND OPERATING EXPENSE
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     RATIO SET FORTH IN THE MOST RECENT FUND
APPLICABLE TO CLASS A SHARES AS WELL AS      PROSPECTUS AS OF THE DATE OF THIS REPORT
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    FOR CLASS A, CLASS B, CLASS C, CLASS R,
RECEIVED BY CLASS A SHARES. CLASS A          CLASS Y AND INVESTOR CLASS SHARES WAS
SHARES' INCEPTION DATE IS DECEMBER 31,       1.01%, 1.76%, 1.76%, 1.26%, 0.76% AND
2001.                                        0.92%, RESPECTIVELY. THE EXPENSE RATIOS
                                             PRESENTED ABOVE MAY VARY FROM THE EXPENSE
   INVESTOR CLASS SHARES' INCEPTION DATE     RATIOS PRESENTED IN OTHER
IS JULY 15, 2005. RETURNS SINCE THAT DATE
ARE HISTORICAL RETURNS. ALL OTHER RETURNS
ARE BLENDED RETURNS OF HISTORICAL


7               AIM DIVERSIFIED DIVIDEND FUND

AIM DIVERSIFIED DIVIDEND FUND'S INVESTMENT OBJECTIVES ARE GROWTH OF CAPITAL AND, SECONDARILY, CURRENT INCOME.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o  Effective September 30, 2003, only        o  The S&P 500--REGISTERED TRADEMARK--       o  The Chartered Financial Analyst--REGIS-
   previously established qualified plans       INDEX is a market                            TERED TRADEMARK-- (CFA--REGISTERED
   are eligible to purchase Class B shares      capitalization-weighted index covering       TRADEMARK--) designation is a globally
   of any AIM fund.                             all major areas of the U.S. economy. It      recognized standard for measuring the
                                                is not the 500 largest companies, but        competence and integrity of investment
o  Class R shares are available only to         rather the most widely held 500              professionals.
   certain retirement plans. Please see         companies chosen with respect to market
   the prospectus for more information.         size, liquidity, and their industry.      o  The returns shown in management's
                                                                                             discussion of Fund performance are
o  Class Y shares are available only to      o  The RUSSELL 1000--REGISTERED                 based on net asset values calculated
   certain investors. Please see the            TRADEMARK-- INDEX is comprised of            for shareholder transactions. Generally
   prospectus for more information.             1000 of the largest capitalized U.S.         accepted accounting principles require
                                                domiciled companies whose common stock       adjustments to be made to the net
o  All Investor Class shares are closed to      is traded in the United States. The          assets of the Fund at period end for
   new investors. Contact your financial        Russell 1000 Index is a                      financial reporting purposes, and as
   advisor about purchasing our other           trademark/service mark of the Frank          such, the net asset values for
   share classes.                               Russell Company. Russell--REGISTERED         shareholder transactions and the
                                                TRADEMARK-- is a trademark of the Frank      returns based on those net asset values
PRINCIPAL RISKS OF INVESTING IN THE FUND        Russell Company.                             may differ from the net asset values
                                                                                             and returns reported in the Financial
o  The values of convertible securities in   o  The LIPPER LARGE-CAP CORE FUNDS INDEX        Highlights.
   which the Fund invests may be affected       is an equally weighted representation
   by market interest rates, the risk that      of the largest funds in the Lipper        o  Industry classifications used in this
   the issuer may default on interest or        Large-Cap Core Funds category. These         report are generally according to the
   principal payments, and the value of         funds typically have an average              Global Industry Classification
   the underlying common stock into which       price-to-earnings ratio, price-to-book       Standard, which was developed by and is
   these securities may be converted.           ratio, and three-year sales-per-share        the exclusive property and a service
                                                growth value, compared to the S&P            mark of MSCI Inc. and Standard &
o  The Fund may invest in debt securities,      500 Index.                                   Poor's.
   such as notes and bonds, which carry
   interest rate and credit risk.            o  The Fund is not managed to track the
                                                performance of any particular index,
o  Prices of equity securities change in        including the indexes defined here, and
   response to many factors, including the      consequently, the performance of the
   historical and prospective earnings of       Fund may deviate significantly from the
   the issuer, the value of its assets,         performance of the indexes.
   general economic conditions, interest
   rates, investor perceptions and market    o  A direct investment cannot be made in
   liquidity.                                   an index. Unless otherwise indicated,
                                                index results include reinvested
o  Foreign securities have additional           dividends, and they do not reflect
   risks, including exchange rate changes,      sales charges. Performance of an index
   political and economic upheaval,             of funds reflects fund expenses;
   relative lack of information,                performance of a market index does not.
   relatively low market liquidity, and
   the potential lack of strict financial
   and accounting controls and standards.

o  The prices of securities held by the
   Fund may decline in response to market
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       LCEAX
=======================================================================================   Class B Shares                       LCEDX
                                                                                          Class C Shares                       LCEVX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                       DDFRX
                                                                                          Class Y Shares                       LCEYX
                                                                                          Investor Class Shares                LCEIX
                                                                                          ==========================================


8               AIM DIVERSIFIED DIVIDEND FUND

SCHEDULE OF INVESTMENTS(A)

October 31, 2008





                                                       SHARES           VALUE
---------------------------------------------------------------------------------

COMMON STOCKS-96.67%

AEROSPACE & DEFENSE-1.64%

Raytheon Co.                                            381,377    $   19,492,178
---------------------------------------------------------------------------------
United Technologies Corp.                                13,510           742,510
=================================================================================
                                                                       20,234,688
=================================================================================


APPAREL RETAIL-1.91%

Limited Brands, Inc.                                    977,200        11,706,856
---------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                    441,827        11,823,290
=================================================================================
                                                                       23,530,146
=================================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.41%

VF Corp.                                                 92,547         5,099,340
=================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-2.95%

Bank of New York Mellon Corp.                           176,397         5,750,542
---------------------------------------------------------------------------------
Blackstone Group L.P. (The)                             604,573         5,525,797
---------------------------------------------------------------------------------
Federated Investors, Inc.-Class B                       405,450         9,811,890
---------------------------------------------------------------------------------
State Street Corp.                                      352,391        15,276,150
=================================================================================
                                                                       36,364,379
=================================================================================


AUTO PARTS & EQUIPMENT-1.14%

Johnson Controls, Inc.                                  789,300        13,994,289
=================================================================================


BREWERS-4.67%

Anheuser-Busch Cos., Inc.                               926,430        57,466,453
=================================================================================


BUILDING PRODUCTS-0.74%

Masco Corp.                                             903,600         9,171,540
=================================================================================


CASINOS & GAMING-1.04%

International Game Technology                           918,458        12,858,412
=================================================================================


COMMUNICATIONS EQUIPMENT-0.46%

Motorola, Inc.                                        1,043,353         5,602,806
=================================================================================


COMPUTER HARDWARE-2.42%

Hewlett-Packard Co.                                     216,143         8,273,954
---------------------------------------------------------------------------------
International Business Machines Corp.                   231,048        21,480,532
=================================================================================
                                                                       29,754,486
=================================================================================


CONSUMER FINANCE-2.57%

Capital One Financial Corp.                             808,506        31,628,755
=================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-3.62%

Automatic Data Processing, Inc.                         893,314        31,221,324
---------------------------------------------------------------------------------
Western Union Co.                                       875,682        13,362,908
=================================================================================
                                                                       44,584,232
=================================================================================


DISTRIBUTORS-0.53%

Genuine Parts Co.                                       166,322         6,544,771
=================================================================================


DIVERSIFIED BANKS-0.81%

U.S. Bancorp                                            333,199         9,932,662
=================================================================================


DIVERSIFIED CHEMICALS-2.58%

E. I. du Pont de Nemours and Co.                        513,200        16,422,400
---------------------------------------------------------------------------------
PPG Industries, Inc.                                    309,200        15,330,136
=================================================================================
                                                                       31,752,536
=================================================================================


ELECTRIC UTILITIES-2.82%

American Electric Power Co., Inc.                       734,115        23,954,173
---------------------------------------------------------------------------------
Exelon Corp.                                            199,451        10,818,222
=================================================================================
                                                                       34,772,395
=================================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-1.67%

Emerson Electric Co.                                    627,045        20,523,183
=================================================================================


FOOD DISTRIBUTORS-2.44%

Sysco Corp.                                           1,148,234        30,083,731
=================================================================================


FOREST PRODUCTS-0.91%

Weyerhaeuser Co.                                        293,639        11,222,882
=================================================================================


GENERAL MERCHANDISE STORES-1.47%

Target Corp.                                            449,900        18,049,988
=================================================================================


HEALTH CARE EQUIPMENT-3.15%

Baxter International Inc.                                97,372         5,890,032
---------------------------------------------------------------------------------
Medtronic, Inc.                                         542,832        21,892,415
---------------------------------------------------------------------------------
Stryker Corp.                                           207,100        11,071,566
=================================================================================
                                                                       38,854,013
=================================================================================


HOME IMPROVEMENT RETAIL-1.97%

Home Depot, Inc. (The)                                1,029,458        24,284,914
=================================================================================


HOTELS, RESORTS & CRUISE LINES-1.20%

Marriott International, Inc.-Class A                    708,700        14,790,569
=================================================================================


HOUSEHOLD APPLIANCES-0.96%

Snap-on Inc.                                            318,676        11,775,078
=================================================================================


HOUSEHOLD PRODUCTS-3.61%

Colgate-Palmolive Co.                                    56,300         3,533,388
---------------------------------------------------------------------------------
Kimberly-Clark Corp.                                    667,454        40,908,256
=================================================================================
                                                                       44,441,644
=================================================================================


HYPERMARKETS & SUPER CENTERS-0.53%

Wal-Mart Stores, Inc.                                   117,142         6,537,695
=================================================================================


INDUSTRIAL CONGLOMERATES-0.44%

General Electric Co.                                    279,061         5,444,480
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM DIVERSIFIED DIVIDEND FUND

                                                       SHARES           VALUE
---------------------------------------------------------------------------------
INDUSTRIAL MACHINERY-4.30%

Illinois Tool Works Inc.                                652,496    $   21,786,841
---------------------------------------------------------------------------------
Pentair, Inc.                                         1,129,900        31,230,436
=================================================================================
                                                                       53,017,277
=================================================================================


INSURANCE BROKERS-3.23%

Marsh & McLennan Cos., Inc.                           1,358,113        39,819,873
=================================================================================


INTEGRATED OIL & GAS-3.34%

Eni S.p.A. (Italy)                                      412,800         9,835,229
---------------------------------------------------------------------------------
Exxon Mobil Corp.                                        61,012         4,522,210
---------------------------------------------------------------------------------
Occidental Petroleum Corp.                              242,537        13,470,505
---------------------------------------------------------------------------------
Total S.A. (France)                                     243,404        13,367,338
=================================================================================
                                                                       41,195,282
=================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-0.83%

AT&T Inc.                                               381,688        10,217,788
=================================================================================


LIFE & HEALTH INSURANCE-1.24%

StanCorp Financial Group, Inc.                          448,351        15,279,802
=================================================================================


MOVIES & ENTERTAINMENT-1.24%

Time Warner Inc.                                      1,515,600        15,292,404
=================================================================================


MULTI-UTILITIES-3.64%

Ameren Corp.                                            281,500         9,134,675
---------------------------------------------------------------------------------
Dominion Resources, Inc.                                659,326        23,920,347
---------------------------------------------------------------------------------
Wisconsin Energy Corp.                                  271,701        11,818,994
=================================================================================
                                                                       44,874,016
=================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-0.12%

Citigroup Inc.                                          103,497         1,412,734
=================================================================================


PACKAGED FOODS & MEATS-4.89%

General Mills, Inc.                                     447,681        30,325,911
---------------------------------------------------------------------------------
Kraft Foods Inc.-Class A                                810,517        23,618,465
---------------------------------------------------------------------------------
Sara Lee Corp.                                          558,697         6,246,233
=================================================================================
                                                                       60,190,609
=================================================================================


PHARMACEUTICALS-9.69%

Abbott Laboratories                                      92,517         5,102,313
---------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                              1,062,044        21,825,004
---------------------------------------------------------------------------------
Johnson & Johnson                                       447,401        27,443,577
---------------------------------------------------------------------------------
Lilly (Eli) and Co.                                     783,808        26,508,387
---------------------------------------------------------------------------------
Novartis A.G. (Switzerland)                             551,429        27,887,050
---------------------------------------------------------------------------------
Pfizer Inc.                                             597,738        10,585,940
=================================================================================
                                                                      119,352,271
=================================================================================


PUBLISHING-0.16%

Gannett Co., Inc.                                       179,690         1,976,590
=================================================================================


REGIONAL BANKS-4.07%

Fifth Third Bancorp                                   1,579,509        17,137,673
---------------------------------------------------------------------------------
SunTrust Banks, Inc.                                    821,459        32,973,364
=================================================================================
                                                                       50,111,037
=================================================================================


RESTAURANTS-0.64%

Brinker International, Inc.                             845,520         7,863,336
=================================================================================


SEMICONDUCTORS-2.65%

Linear Technology Corp.                                 444,724        10,086,340
---------------------------------------------------------------------------------
Texas Instruments Inc.                                1,155,092        22,593,600
=================================================================================
                                                                       32,679,940
=================================================================================


SOFT DRINKS-0.41%

Coca-Cola Co. (The)                                     113,625         5,006,317
=================================================================================


SPECIALIZED CONSUMER SERVICES-1.11%

H&R Block, Inc.                                         694,212        13,689,861
=================================================================================


SPECIALTY CHEMICALS-1.07%

Ecolab Inc.                                             352,377        13,129,567
=================================================================================


SYSTEMS SOFTWARE-1.77%

Microsoft Corp.                                         978,121        21,841,442
=================================================================================


THRIFTS & MORTGAGE FINANCE-1.70%

Hudson City Bancorp, Inc.                             1,110,383        20,886,304
=================================================================================


TOBACCO-1.91%

Altria Group, Inc.                                      376,349         7,222,137
---------------------------------------------------------------------------------
Philip Morris International Inc.                        376,349        16,359,891
=================================================================================
                                                                       23,582,028
=================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,372,301,824)                                        1,190,718,545
=================================================================================



MONEY MARKET FUNDS-3.20%

Liquid Assets Portfolio-Institutional Class(b)       19,684,649        19,684,649
---------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(b)             19,684,649        19,684,649
=================================================================================
     Total Money Market Funds (Cost $39,369,298)                       39,369,298
=================================================================================
TOTAL INVESTMENTS-99.87% (Cost $1,411,671,122)                      1,230,087,843
=================================================================================
OTHER ASSETS LESS LIABILITIES-0.13%                                     1,627,172
=================================================================================
NET ASSETS-100.00%                                                 $1,231,715,015
_________________________________________________________________________________
=================================================================================



Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM DIVERSIFIED DIVIDEND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $1,372,301,824)                        $1,190,718,545
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   39,369,298
=======================================================
     Total investments (Cost
       $1,411,671,122)                    1,230,087,843
=======================================================
Receivables for:
  Investments sold                            2,071,222
-------------------------------------------------------
  Fund shares sold                            1,578,904
-------------------------------------------------------
  Dividends                                   1,738,893
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             331,531
-------------------------------------------------------
Other assets                                     80,146
=======================================================
     Total assets                         1,235,888,539
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                       1,825,089
-------------------------------------------------------
  Fund shares reacquired                      1,328,970
-------------------------------------------------------
  Accrued fees to affiliates                    524,580
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              494,885
=======================================================
     Total liabilities                        4,173,524
=======================================================
Net assets applicable to shares
  outstanding                            $1,231,715,015
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $1,443,879,105
-------------------------------------------------------
Undistributed net investment income             457,278
-------------------------------------------------------
Undistributed net realized gain (loss)      (31,034,908)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (181,586,460)
-------------------------------------------------------
                                         $1,231,715,015
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                  $  157,406,895
_______________________________________________________
=======================================================
Class B                                  $   36,934,230
_______________________________________________________
=======================================================
Class C                                  $   30,998,154
_______________________________________________________
=======================================================
Class R                                  $      902,184
_______________________________________________________
=======================================================
Class Y                                  $    2,212,892
_______________________________________________________
=======================================================
Investor Class                           $  963,835,497
_______________________________________________________
=======================================================
Institutional Class                      $   39,425,163
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      16,692,446
_______________________________________________________
=======================================================
Class B                                       3,955,542
_______________________________________________________
=======================================================
Class C                                       3,323,533
_______________________________________________________
=======================================================
Class R                                          95,577
_______________________________________________________
=======================================================
Class Y                                         234,681
_______________________________________________________
=======================================================
Investor Class                              102,286,447
_______________________________________________________
=======================================================
Institutional Class                           4,182,933
_______________________________________________________
=======================================================
Class A:
  Net asset value per share              $         9.43
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $9.43 divided
       by 94.50%)                        $         9.98
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                           $         9.34
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                           $         9.33
_______________________________________________________
=======================================================
Class R:
  Net asset value and offering price
     per share                           $         9.44
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                           $         9.43
_______________________________________________________
=======================================================
Investor Class:
  Net asset value and offering price
     per share                           $         9.42
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                           $         9.43
_______________________________________________________
=======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM DIVERSIFIED DIVIDEND FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $340,766)                           $  44,912,743
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $317,768)                                                                         1,893,842
------------------------------------------------------------------------------------------------
Interest                                                                                  38,504
================================================================================================
     Total investment income                                                          46,845,089
================================================================================================


EXPENSES:

Advisory fees                                                                          8,453,389
------------------------------------------------------------------------------------------------
Administrative services fees                                                             406,849
------------------------------------------------------------------------------------------------
Custodian fees                                                                            19,555
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                492,895
------------------------------------------------------------------------------------------------
  Class B                                                                                607,607
------------------------------------------------------------------------------------------------
  Class C                                                                                417,340
------------------------------------------------------------------------------------------------
  Class R                                                                                  4,664
------------------------------------------------------------------------------------------------
  Investor Class                                                                       2,129,426
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                      2,677,860
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      38,030
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 63,760
------------------------------------------------------------------------------------------------
Other                                                                                    479,170
================================================================================================
     Total expenses                                                                   15,790,545
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (209,347)
================================================================================================
     Net expenses                                                                     15,581,198
================================================================================================
Net investment income                                                                 31,263,891
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(5,724,720))                                                     (30,099,133)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      85,909
================================================================================================
                                                                                     (30,013,224)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (485,833,609)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      (6,459)
================================================================================================
                                                                                    (485,840,068)
================================================================================================
Net realized and unrealized gain (loss)                                             (515,853,292)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(484,589,401)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM DIVERSIFIED DIVIDEND FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   31,263,891    $   29,251,525
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (30,013,224)      123,730,765
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (485,840,068)       15,099,552
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (484,589,401)      168,081,842
===========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                      (3,884,240)       (3,848,307)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                        (758,571)         (799,853)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                        (522,650)         (461,202)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                         (16,190)           (7,267)
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                              (25,710,802)      (23,901,863)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (1,150,918)         (780,352)
===========================================================================================================
     Total distributions from net investment income                           (32,043,371)      (29,798,844)
===========================================================================================================


DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                                     (15,388,268)      (11,265,634)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                      (5,419,009)       (4,262,466)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (3,383,918)       (2,471,587)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                         (59,147)          (19,904)
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                              (95,870,433)      (64,330,633)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (3,540,253)       (1,315,313)
===========================================================================================================
     Total distributions from net realized gains                             (123,661,028)      (83,665,537)
===========================================================================================================


SHARE TRANSACTIONS-NET:

  Class A                                                                          83,399       (31,418,682)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (24,060,281)      (16,379,057)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (4,777,489)       (5,241,605)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                         553,267           289,956
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       2,537,202                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                               (9,503,902)      (92,692,635)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                           5,498,563        22,701,031
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (29,669,241)     (122,740,992)
===========================================================================================================
     Net increase (decrease) in net assets                                   (669,963,041)      (68,123,531)
___________________________________________________________________________________________________________
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,901,678,056     1,969,801,587
-----------------------------------------------------------------------------------------------------------
  End of year (includes undistributed net investment income of $457,278
     and $1,264,333, respectively)                                         $1,231,715,015    $1,901,678,056
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM DIVERSIFIED DIVIDEND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Diversified Dividend Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.


  The Fund's primary investment objective is growth of capital and, secondarily, current income.


  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


14        AIM DIVERSIFIED DIVIDEND FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated

15        AIM DIVERSIFIED DIVIDEND FUND
      into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                           0.60%
-------------------------------------------------------------------
Next $350 million                                            0.55%
-------------------------------------------------------------------
Next $1.3 billion                                            0.50%
-------------------------------------------------------------------
Next $2 billion                                              0.45%
-------------------------------------------------------------------
Next $2 billion                                              0.40%
-------------------------------------------------------------------
Next $2 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).


  Through June 30, the Advisor contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.00%, 1.65%, 1.65%, 1.25%, 1.00% and 0.75% of daily net assets, respectively. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses were not taken into account, and could cause the net annual operating expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
(vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. In addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.


  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.


  For the year ended October 31, 2008, the Advisor waived advisory fees of $61,774 and reimbursed class level expenses of $38,745 and 26,595 for Class B and Class C shares, respectively.


  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $20,797.


16        AIM DIVERSIFIED DIVIDEND FUND

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.


  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.


  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.


  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $51,050 in front-end sales commissions from the sale of Class A shares and $1,725, $107,433 and $4,269 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.


  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities sales of $3,592,164, which resulted in net realized gains (losses) of $(5,724,720).

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $61,436.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2008, the Fund paid legal fees of $6,479 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


17        AIM DIVERSIFIED DIVIDEND FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                             2008                     2007
--------------------------------------------------------------------------------------------------------------
Ordinary income                                                          $ 34,184,765             $ 40,756,773
--------------------------------------------------------------------------------------------------------------
Long-term capital gain                                                    121,519,634               72,707,608
--------------------------------------------------------------------------------------------------------------
Total distributions                                                      $155,704,399             $113,464,381
______________________________________________________________________________________________________________
==============================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $      929,368
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (181,846,526)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- Other investments                            (3,181)
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (389,703)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (30,854,048)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,443,879,105
=================================================================================================
Total net assets                                                                   $1,231,715,015
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership investments.


  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.


  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.


  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2016                                                                   $30,854,048
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $284,889,988 and $392,707,765, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $ 105,169,773
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (287,016,299)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(181,846,526)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $1,411,934,369.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of partnership investments, proxy costs, foreign currency transactions and distributions, on October 31, 2008, undistributed net investment income was decreased by $27,575, undistributed net realized gain (loss) was increased by $117,185 and shares of beneficial interest decreased by $89,610. This reclassification had no effect on the net assets of the Fund.


18        AIM DIVERSIFIED DIVIDEND FUND

NOTE 10--SHARE INFORMATION


                                                 SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------------------------------
                                                                      2008(a)                             2007
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    4,184,236     $  46,145,670       3,967,324     $  55,511,347
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      745,226         8,479,829       1,270,117        17,549,749
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      595,439         6,705,937       1,005,035        13,897,674
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                       62,448           751,581          22,058           307,279
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   235,051         2,540,521              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             4,157,238        46,165,678       1,935,746        27,081,953
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          846,307        10,012,993       1,923,009        27,098,131
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    1,462,008        18,177,046       1,040,937        14,289,160
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      465,825         5,766,628         346,802         4,710,395
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      291,644         3,601,665         203,789         2,765,862
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        6,059            75,328           1,976            27,170
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             9,094,972       113,018,711       5,973,840        82,005,396
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          378,697         4,691,171         151,943         2,093,669
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                    1,286,524        15,143,975         869,865        12,156,875
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (1,298,965)      (15,143,975)       (877,954)      (12,156,875)
==========================================================================================================================
Reacquired:
  Class A(b)                                                (6,881,504)      (79,383,292)     (8,132,612)     (113,376,064)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (1,981,453)      (23,162,763)     (1,903,414)      (26,482,326)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (1,283,084)      (15,085,091)     (1,590,221)      (21,905,141)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (24,734)         (273,642)         (3,205)          (44,493)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                      (370)           (3,319)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                        (14,181,333)     (168,688,291)    (14,378,813)     (201,779,984)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (790,149)       (9,205,601)       (460,313)       (6,490,769)
==========================================================================================================================
Net increase (decrease) in share activity                   (2,629,918)    $ (29,669,241)     (8,634,091)    $(122,740,992)
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 9% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with this entity whereby this entity sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

CLASS                                                                       SHARES         AMOUNT
---------------------------------------------------------------------------------------------------
Class Y                                                                     226,201     $ 2,452,017
---------------------------------------------------------------------------------------------------
Class A                                                                    (174,395)    $(1,890,444)
---------------------------------------------------------------------------------------------------
Investor Class                                                              (51,853)    $  (561,573)
___________________________________________________________________________________________________
===================================================================================================





19        AIM DIVERSIFIED DIVIDEND FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                   NET GAINS
                                                   (LOSSES)
                                                      ON
                          NET ASSET               SECURITIES      TOTAL     DIVIDENDS                                 NET ASSET
                            VALUE,       NET         (BOTH        FROM      FROM NET    DISTRIBUTIONS                   VALUE,
                          BEGINNING  INVESTMENT  REALIZED AND  INVESTMENT  INVESTMENT     FROM NET         TOTAL        END OF
                          OF PERIOD    INCOME     UNREALIZED)  OPERATIONS    INCOME    REALIZED GAINS  DISTRIBUTIONS    PERIOD
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08         $14.27      $0.23(c)    $(3.89)      $(3.66)     $(0.24)       $(0.94)         $(1.18)      $ 9.43
Year ended 10/31/07          13.88       0.20         0.99         1.19       (0.21)        (0.59)          (0.80)       14.27
Year ended 10/31/06          12.11       0.19(c)      1.92         2.11       (0.18)        (0.16)          (0.34)       13.88
Year ended 10/31/05          11.48       0.17(e)      0.85         1.02       (0.18)        (0.21)          (0.39)       12.11
Year ended 10/31/04          10.26       0.14         1.23         1.37       (0.15)           --           (0.15)       11.48
-------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08          14.14       0.15(c)     (3.86)       (3.71)      (0.15)        (0.94)          (1.09)        9.34
Year ended 10/31/07          13.76       0.11         0.98         1.09       (0.12)        (0.59)          (0.71)       14.14
Year ended 10/31/06          12.01       0.10(c)      1.90         2.00       (0.09)        (0.16)          (0.25)       13.76
Year ended 10/31/05          11.38       0.09(e)      0.85         0.94       (0.10)        (0.21)          (0.31)       12.01
Year ended 10/31/04          10.17       0.07         1.21         1.28       (0.07)           --           (0.07)       11.38
-------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08          14.12       0.15(c)     (3.85)       (3.70)      (0.15)        (0.94)          (1.09)        9.33
Year ended 10/31/07          13.74       0.11         0.98         1.09       (0.12)        (0.59)          (0.71)       14.12
Year ended 10/31/06          11.99       0.10(c)      1.90         2.00       (0.09)        (0.16)          (0.25)       13.74
Year ended 10/31/05          11.37       0.09(e)      0.84         0.93       (0.10)        (0.21)          (0.31)       11.99
Year ended 10/31/04          10.16       0.07         1.21         1.28       (0.07)           --           (0.07)       11.37
-------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08          14.28       0.20(c)     (3.89)       (3.69)      (0.21)        (0.94)          (1.15)        9.44
Year ended 10/31/07          13.88       0.17         1.00         1.17       (0.18)        (0.59)          (0.77)       14.28
Year ended 10/31/06          12.11       0.16(c)      1.92         2.08       (0.15)        (0.16)          (0.31)       13.88
Year ended 10/31/05(f)       11.99       0.00         0.12         0.12          --            --              --        12.11
-------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(f)       10.84       0.01(c)     (1.42)       (1.41)         --            --              --         9.43
-------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08          14.26       0.24(c)     (3.89)       (3.65)      (0.25)        (0.94)          (1.19)        9.42
Year ended 10/31/07          13.88       0.22         0.98         1.20       (0.23)        (0.59)          (0.82)       14.26
Year ended 10/31/06          12.11       0.20(c)      1.92         2.12       (0.19)        (0.16)          (0.35)       13.88
Year ended 10/31/05(f)       12.36       0.05        (0.26)       (0.21)      (0.04)           --           (0.04)       12.11
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08          14.26       0.27(c)     (3.88)       (3.61)      (0.28)        (0.94)          (1.22)        9.43
Year ended 10/31/07          13.88       0.25         0.98         1.23       (0.26)        (0.59)          (0.85)       14.26
Year ended 10/31/06          12.12       0.02(c)      2.12         2.14       (0.22)        (0.16)          (0.38)       13.88
Year ended 10/31/05(f)       11.99       0.00         0.13         0.13          --            --              --        12.12
_______________________________________________________________________________________________________________________________
===============================================================================================================================

                                                         RATIO OF         RATIO OF
                                                       EXPENSES TO      EXPENSES TO
                                                       AVERAGE NET      AVERAGE NET    RATIO OF NET
                                       NET ASSETS,   ASSETS WITH FEE   ASSETS WITHOUT   INVESTMENT
                                         END OF       WAIVERS AND/OR    FEE WAIVERS       INCOME
                            TOTAL        PERIOD          EXPENSES     AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                          RETURN(A)  (000S OMITTED)      ABSORBED         ABSORBED      NET ASSETS   TURNOVER(b)
----------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08         (27.56)%   $  157,407          1.01%(d)         1.02%(d)       1.93%(d)       18%
Year ended 10/31/07           8.86        237,467          1.00             1.00           1.45           17
Year ended 10/31/06          17.66        262,276          1.00             1.03           1.43            9
Year ended 10/31/05           8.92        212,029          1.00             1.15           1.27(e)        22
Year ended 10/31/04          13.36         63,513          1.00             1.70           1.27           30
----------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08         (28.06)        36,934          1.69(d)          1.76(d)        1.25(d)        18
Year ended 10/31/07           8.15         85,172          1.65             1.75           0.80           17
Year ended 10/31/06          16.87         98,901          1.65             1.78           0.78            9
Year ended 10/31/05           8.28         92,394          1.65             1.85           0.62(e)        22
Year ended 10/31/04          12.63         45,700          1.65             2.35           0.62           30
----------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08         (28.02)        30,998          1.69(d)          1.76(d)        1.25(d)        18
Year ended 10/31/07           8.16         52,524          1.65             1.75           0.80           17
Year ended 10/31/06          16.90         56,354          1.65             1.78           0.78            9
Year ended 10/31/05           8.20         45,513          1.65             1.85           0.62(e)        22
Year ended 10/31/04          12.64         15,316          1.65             2.35           0.62           30
----------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08         (27.73)           902          1.26(d)          1.27(d)        1.68(d)        18
Year ended 10/31/07           8.67            740          1.25             1.25           1.20           17
Year ended 10/31/06          17.38            430          1.25             1.28           1.18            9
Year ended 10/31/05(f)        1.00             10          1.25(g)          1.39(g)        1.03(g)        22
----------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(f)      (13.01)         2,213          0.82(d)(g)       0.82(d)(g)     2.12(d)(g)     18
----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08         (27.50)       963,835          0.93(d)          0.94(d)        2.01(d)        18
Year ended 10/31/07           8.91      1,472,311          0.91             0.91           1.54           17
Year ended 10/31/06          17.77      1,522,235          0.87             0.90           1.56            9
Year ended 10/31/05(f)       (1.68)     1,546,221          0.97(g)          1.09(g)        1.30(g)        22
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08         (27.25)        39,425          0.67(d)          0.68(d)        2.27(d)        18
Year ended 10/31/07           9.17         53,464          0.66             0.66           1.79           17
Year ended 10/31/06          17.96         29,606          0.59             0.59           1.84            9
Year ended 10/31/05(f)        1.08             48          0.68(g)          0.80(g)        1.59(g)        22
________________________________________________________________________________________________________________
================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)   Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $197,158, $60,761, $41,734, $933, $2,157, $1,235,953 and $48,986 for Class A, Class
      B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share, excluding the special dividend, remained the same and the ratio of net investment income to average net assets excluding the special dividend are 1.24%, 0.59% and 0.59% for Class A, Class B, and Class C shares, respectively.
(f) Commencement date of Class R, Class Y, Investor Class and Institutional Class shares was October 25, 2005, October 3, 2008, July 15, 2005 and October 25, 2005 respectively.
(g)   Annualized.


20        AIM DIVERSIFIED DIVIDEND FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.


  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:


  - that the defendants permitted improper market timing and related activity in the AIM Funds; and


  - that certain AIM Funds inadequately employed fair value pricing.


  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.


  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.


  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.


  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.


21        AIM DIVERSIFIED DIVIDEND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Diversified Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Diversified Dividend Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM DIVERSIFIED DIVIDEND FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $777.80        $4.65       $1,019.91       $5.28        1.04%
---------------------------------------------------------------------------------------------------
        B            1,000.00        775.10         7.81        1,016.34        8.87        1.75
---------------------------------------------------------------------------------------------------
        C            1,000.00        775.60         7.81        1,016.34        8.87        1.75
---------------------------------------------------------------------------------------------------
        R            1,000.00        776.90         5.76        1,018.65        6.55        1.29
---------------------------------------------------------------------------------------------------
        Y            1,000.00        869.90         0.61        1,021.01        4.17        0.82
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        778.00         4.65        1,019.91        5.28        1.04
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM DIVERSIFIED DIVIDEND FUND

Supplement to Annual Report dated 10/31/08

AIM DIVERSIFIED DIVIDEND FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    The total annual Fund operating expense
                                             For periods ended 10/31/08                   ratio set forth in the most recent Fund
The following information has been                                                        prospectus as of the date of this
prepared to provide Institutional Class      Inception                            2.61%   supplement for Institutional Class shares
shareholders with a performance overview      5 Years                             2.97    was 0.67%. The expense ratios presented
specific to their holdings. Institutional     1 Year                            -27.25    above may vary from the expense ratios
Class shares are offered exclusively to      ==========================================   presented in other sections of the actual
institutional investors, including defined                                                report that are based on expenses incurred
contribution plans that meet certain         ==========================================   during the period covered by the report.
criteria.                                    AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 9/30/08, most recent          Had the advisor not waived fees and/or
                                             calendar quarter-end                         reimbursed expenses, performance would
                                                                                          have been lower.
                                             Inception                            5.38%
                                              5 Years                             7.83       Please note that past performance is
                                              1 Year                            -12.70    not indicative of future results. More
                                             ==========================================   recent returns may be more or less than
                                                                                          those shown. All returns assume
                                             Institutional Class shares' inception date   reinvestment of distributions at NAV.
                                             is October 25, 2005. Returns since that      Investment return and principal value will
                                             date are historical returns. All other       fluctuate so your shares, when redeemed,
                                             returns are blended returns of historical    may be worth more or less than their
                                             Institutional Class share performance and    original cost. See full report for
                                             restated Class A share performance (for      information on comparative benchmarks.
                                             periods prior to the inception date of       Please consult your Fund prospectus for
                                             Institutional Class shares) at net asset     more information. For the most current
                                             value (NAV) and reflect the Rule 12b-1       month-end performance, please call 800 451
                                             fees applicable to Class A shares. Class A   4246 or visit invescoaim.com.
                                             shares' inception date is December 31,
                                             2001.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                        DDFIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.
                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   DDI-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $779.80        $3.09       $1,021.67       $3.51        0.69%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM DIVERSIFIED DIVIDEND FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     comparative performance and fee data         ent weight to the various factors. The
Equity Funds is required under the           regarding the AIM Funds prepared by an       Trustees recognized that the advisory
Investment Company Act of 1940 to approve    independent company, Lipper, Inc.            arrangements and resulting advisory fees
annually the renewal of the AIM              (Lipper), under the direction and            for the Fund and the other AIM Funds are
Diversified Dividend Fund's (the Fund)       supervision of the independent Senior        the result of years of review and
investment advisory agreement with Invesco   Officer who also prepares a separate         negotiation between the Trustees and
Aim Advisors, Inc. (Invesco Aim). During     analysis of this information for the         Invesco Aim, that the Trustees may focus
contract renewal meetings held on June       Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
18-19, 2008, the Board as a whole and the    recommendations to the Investments           these arrangements in some years than in
disinterested or "independent" Trustees,     Committee regarding the performance, fees    others, and that the Trustees'
voting separately, approved the              and expenses of their assigned funds. The    deliberations and conclusions in a
continuance of the Fund's investment         Investments Committee considers each         particular year may be based in part on
advisory agreement for another year,         Sub-Committee's recommendations and makes    their deliberations and conclusions of
effective July 1, 2008. In doing so, the     its own recommendations regarding the        these same arrangements throughout the
Board determined that the Fund's             performance, fees and expenses of the AIM    year and in prior years.
investment advisory agreement is in the      Funds to the full Board. The Investments
best interests of the Fund and its           Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
shareholders and that the compensation to    Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
Invesco Aim under the Fund's investment      its annual recommendation to the Board
advisory agreement is fair and reasonable.   whether to approve the continuance of each   The discussion below serves as a summary
                                             AIM Fund's investment advisory agreement     of the Senior Officer's independent
   The independent Trustees met separately   and sub-advisory agreements for another      written evaluation with respect to the
during their evaluation of the Fund's        year.                                        Fund's investment advisory agreement as
investment advisory agreement with                                                        well as a discussion of the material
independent legal counsel from whom they        The independent Trustees are assisted     factors and related conclusions that
received independent legal advice, and the   in their annual evaluation of the Fund's     formed the basis for the Board's approval
independent Trustees also received           investment advisory agreement by the         of the Fund's investment advisory
assistance during their deliberations from   independent Senior Officer. One              agreement and sub-advisory agreements.
the independent Senior Officer, a            responsibility of the Senior Officer is to   Unless otherwise stated, information set
full-time officer of the AIM Funds who       manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
reports directly to the independent          proposed management fees are negotiated      does not reflect any changes that may have
Trustees.                                    during the annual contract renewal process   occurred since that date, including but
                                             to ensure that they are negotiated in a      not limited to changes to the Fund's
THE BOARD'S FUND EVALUATION PROCESS          manner that is at arms' length and           performance, advisory fees, expense
                                             reasonable. Accordingly, the Senior          limitations and/or fee waivers.
The Board's Investments Committee has        Officer must either supervise a
established three Sub-Committees that are    competitive bidding process or prepare an    I. Investment Advisory Agreement
responsible for overseeing the management    independent written evaluation. The Senior
of a number of the series portfolios of      Officer has recommended that an                 A. Nature, Extent and Quality of
the AIM Funds. This Sub-Committee            independent written evaluation be provided         Services Provided by Invesco Aim
structure permits the Trustees to focus on   and, at the direction of the Board, has
the performance of the AIM Funds that have   prepared an independent written              The Board reviewed the advisory services
been assigned to them. The Sub-Committees    evaluation.                                  provided to the Fund by Invesco Aim under
meet throughout the year to review the                                                    the Fund's investment advisory agreement,
performance of their assigned funds, and        During the annual contract renewal        the performance of Invesco Aim in
the Sub-Committees review monthly and        process, the Board considered the factors    providing these services, and the
quarterly comparative performance            discussed below under the heading "Factors   credentials and experience of the officers
information and periodic asset flow data     and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
for their assigned funds. These materials    Written Fee Evaluation" in evaluating the    these services. The Board's review of the
are prepared under the direction and         fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
supervision of the independent Senior        investment advisory agreement and            these services included the Board's
Officer. Over the course of each year, the   sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
Sub-Committees meet with portfolio           renewal meetings and at their meetings       and product review process, various back
managers for their assigned funds and        throughout the year as part of their         office support functions provided by
other members of management and review       ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
with these individuals the performance,      investment advisory agreement and            Invesco Aim's equity and fixed income
investment objective(s), policies,           sub-advisory agreements were considered      trading operations. The Board concluded
strategies and limitations of these funds.   separately, although the Board also          that the nature, extent and quality of the
                                             considered the common interests of all of    advisory services provided to the Fund by
   In addition to their meetings             the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
throughout the year, the Sub-Committees      Board considered all of the information      Invesco Aim currently is providing
meet at designated contract renewal          provided to them and did not identify any    satisfactory advisory services in
meetings each year to conduct an in-depth    particular factor that was controlling.      accordance with the terms of the Fund's
review of the performance, fees and          Each Trustee may have evaluated the          investment advisory agreement. In
expenses of their assigned funds. During     information provided differently from one    addition, based on their ongoing meetings
the contract renewal process, the Trustees   another and attributed differ-               throughout the year with the Fund's
receive                                                                                   portfolio manager or managers, the Board
                                                                                          concluded that

                                                                                                                           continued


24              AIM DIVERSIFIED DIVIDEND FUND

these individuals are competent and able     focus on fund performance. However, due to   start-up phase of the Fund and believes
to continue to carry out their               the Fund's underperformance, the Board       the Fund has reached a sufficient size to
responsibilities under the Fund's            also concluded that it would be              be commercially viable without the expense
investment advisory agreement.               appropriate for the Board to continue to     limitation.
                                             monitor more closely the performance of
   In determining whether to continue the    the Fund. Although the independent written      The Board concluded that it was not
Fund's investment advisory agreement, the    evaluation of the Fund's Senior Officer      necessary at this time to discuss with
Board considered the prior relationship      only considered Fund performance through     Invesco Aim whether to implement any fee
between Invesco Aim and the Fund, as well    the most recent calendar year, the Board     waivers or continue expense limitations
as the Board's knowledge of Invesco Aim's    also reviewed more recent Fund performance   because the Fund's total expenses for all
operations, and concluded that it was        and this review did not change their         classes were at or below the median total
ben-eficial to maintain the current          conclusions.                                 expenses of the funds in the Fund's Lipper
relationship, in part, because of such                                                    expense group that are not managed by
knowledge. The Board also considered the        C. Advisory Fees and Fee Waivers          Invesco Aim.
steps that Invesco Aim and its affiliates
have taken over the last several years to    The Board compared the Fund's contractual       After taking account of the Fund's
improve the quality and efficiency of the    advisory fee rate to the contractual         contractual advisory fee rate, as well as
services they provide to the AIM Funds in    advisory fee rates of funds in the Fund's    the comparative advisory fee information
the areas of investment performance,         Lipper expense group that are not managed    and expiration of the expense limitation,
product line diversification,                by Invesco Aim, at a common asset level      the Board concluded that the Fund's
distribution, fund operations, shareholder   and as of the end of the past calendar       advisory fees were fair and reasonable.
services and compliance. The Board           year. The Board noted that the Fund's
concluded that the quality and efficiency    contractual advisory fee rate was below         D. Economies of Scale and Breakpoints
of the services Invesco Aim and its          the median contractual advisory fee rate
affiliates provide to the AIM Funds in       of funds in its expense group. The Board     The Board considered the extent to which
each of these areas have generally           also reviewed the methodology used by        there are economies of scale in Invesco
improved, and support the Board's approval   Lipper in determining contractual fee        Aim's provision of advisory services to
of the continuance of the Fund's             rates.                                       the Fund. The Board also considered
investment advisory agreement.                                                            whether the Fund benefits from such
                                                The Board also compared the Fund's        economies of scale through contractual
   B. Fund Performance                       effective fee rate (the advisory fee after   breakpoints in the Fund's advisory fee
                                             any advisory fee waivers and before any      schedule or through advisory fee waivers
The Board compared the Fund's performance    expense limitations/waivers) to the          or expense limitations. The Board noted
during the past one, three and five          advisory fee rates of other clients of       that the Fund's contractual advisory fee
calendar years to the performance of funds   Invesco Aim and its affiliates with          schedule includes six breakpoints and that
in the Fund's performance group that are     investment strategies comparable to those    the level of the Fund's advisory fees, as
not managed by Invesco Aim, and against      of the Fund, including three mutual funds    a percentage of the Fund's net assets, has
the performance of all funds in the Lipper   advised by Invesco Aim and one mutual fund   decreased as net assets increased because
Large-Cap Core Funds Index. The Board also   sub-advised by an Invesco Aim affiliate.     of the breakpoints. Based on this
reviewed the criteria used by Invesco Aim    The Board noted that the Fund's rate was:    information, the Board concluded that the
to identify the funds in the Fund's          (i) below the rates for the three mutual     Fund's advisory fees appropriately reflect
performance group for inclusion in the       funds and (ii) below the sub-advisory fee    economies of scale at current asset
Lipper reports. The Board noted that the     rate for the sub-advised mutual fund.        levels. The Board also noted that the Fund
Fund's performance was in the fifth                                                       shares directly in economies of scale
quintile of its performance group for the       Additionally, the Board compared the      through lower fees charged by third party
one year period, the fourth quintile for     Fund's effective fee rate to the total       service providers based on the combined
the three year period, and the third         advisory fees paid by numerous separately    size of all of the AIM Funds and
quintile for the five year period (the       managed accounts/wrap accounts advised by    affiliates.
first quintile being the best performing     Invesco Aim affiliates. The Board noted
funds and the fifth quintile being the       that the Fund's rate was generally above        E. Profitability and Financial
worst performing funds). The Board noted     the rates for the separately managed               Resources of Invesco Aim
that the Fund's performance was below the    accounts/ wrap accounts. The Board
performance of the Index for the one and     considered that management of the            The Board reviewed information from
three year periods, and above the Index      separately managed accounts/wrap accounts    Invesco Aim concerning the costs of the
for the five year period. The Board noted    by the Invesco Aim affiliates involves       advisory and other services that Invesco
that Invesco Aim acknowledges the Fund's     different levels of services and different   Aim and its affiliates provide to the Fund
underperformance because of shorter term     operational and regulatory requirements      and the profitability of Invesco Aim and
performance results and continues to         than Invesco Aim's management of the Fund.   its affiliates in providing these
monitor the Fund. The Board also             The Board concluded that these differences   services. The Board also reviewed
considered the steps Invesco Aim has taken   are appropriately reflected in the fee       information concerning the financial
over the last several years to improve the   structure for the Fund.                      condition of Invesco Aim and its
quality and efficiency of the services                                                    affiliates. The Board also reviewed with
that Invesco Aim provides to the AIM            The Board noted that Invesco Aim will     Invesco Aim the methodology used to
Funds. The Board concluded that Invesco      allow the fee waivers and expense            prepare the profitability information. The
Aim continues to be responsive to the        limitations of the Fund to expire on June    Board considered the overall profitability
Board's                                      30, 2008. Invesco Aim had instituted the     of Invesco Aim, as well as the
                                             expense limitation in the                    profitability of Invesco Aim in connection
                                                                                          with managing the Fund. The Board noted
                                                                                          that Invesco Aim continues to operate at a
                                                                                          net profit, although

                                                                                                                           continued


24            AIM DIVERSIFIED DIVIDEND FUND

increased expenses in recent years have      age commissions paid by the Fund and/or      tials and experience of the officers and
reduced the profitability of Invesco Aim     other funds advised by Invesco Aim are       employees of the Affiliated Sub-Advisers
and its affiliates. The Board concluded      used to pay for research and execution       who will provide these services. The Board
that the Fund's fees were fair and           services. The Board noted that soft dollar   concluded that the nature, extent and
reasonable, and that the level of profits    arrangements shift the payment obligation    quality of the services to be provided by
realized by Invesco Aim and its affiliates   for the research and execution services      the Affiliated Sub-Advisers were
from providing services to the Fund was      from Invesco Aim to the funds and            appropriate. The Board noted that the
not excessive in light of the nature,        therefore may reduce Invesco Aim's           Affiliated Sub-Advisers, which have
quality and extent of the services           expenses. The Board also noted that          offices and personnel that are
provided. The Board considered whether       research obtained through soft dollar        geographically dispersed in financial
Invesco Aim is financially sound and has     arrangements may be used by Invesco Aim in   centers around the world, have been formed
the resources necessary to perform its       making investment decisions for the Fund     in part for the purpose of researching and
obligations under the Fund's investment      and may therefore benefit Fund               compiling information and making
advisory agreement, and concluded that       shareholders. The Board concluded that       recommendations on the markets and
Invesco Aim has the financial resources      Invesco Aim's soft dollar arrangements       economies of various countries and
necessary to fulfill these obligations.      were appropriate. The Board also concluded   securities of companies located in such
                                             that, based on their review and              countries or on various types of
   F. Independent Written Evaluation of      representations made by Invesco Aim, these   investments and investment techniques, and
      the Fund's Senior Officer              arrangements were consistent with            providing investment advisory services.
                                             regulatory requirements.                     The Board concluded that the sub-advisory
The Board noted that, at their direction,                                                 agreements will benefit the Fund and its
the Senior Officer of the Fund, who is          The Board considered the fact that the    shareholders by permitting Invesco Aim to
independent of Invesco Aim and Invesco       Fund's uninvested cash and cash collateral   utilize the additional resources and
Aim's affiliates, had prepared an            from any securities lending arrangements     talent of the Affiliated Sub-Advisers in
independent written evaluation to assist     may be invested in money market funds        managing the Fund.
the Board in determining the                 advised by Invesco Aim pursuant to
reasonableness of the proposed management    procedures approved by the Board. The           B. Fund Performance
fees of the AIM Funds, including the Fund.   Board noted that Invesco Aim will receive
The Board noted that they had relied upon    advisory fees from these affiliated money    The Board did not view Fund performance as
the Senior Officer's written evaluation      market funds attributable to such            a relevant factor in considering whether
instead of a competitive bidding process.    investments, although Invesco Aim has        to approve the sub-advisory agreements for
In determining whether to continue the       contractually agreed to waive through at     the Fund, as no Affiliated Sub-Adviser
Fund's investment advisory agreement, the    least June 30, 2009, the advisory fees       currently manages any portion of the
Board considered the Senior Officer's        payable by the Fund in an amount equal to    Fund's assets.
written evaluation.                          100% of the net advisory fees Invesco Aim
                                             receives from the affiliated money market       C. Sub-Advisory Fees
   G. Collateral Benefits to Invesco Aim     funds with respect to the Fund's
      and its Affiliates                     investment of uninvested cash, but not       The Board considered the services to be
                                             cash collateral. The Board considered the    provided by the Affiliated Sub-Advisers
The Board considered various other           contractual nature of this fee waiver and    pursuant to the sub-advisory agreements
benefits received by Invesco Aim and its     noted that it remains in effect until at     and the services to be provided by Invesco
affiliates resulting from Invesco Aim's      least June 30, 2009. The Board concluded     Aim pursuant to the Fund's investment
relationship with the Fund, including the    that the Fund's investment of uninvested     advisory agreement, as well as the
fees received by Invesco Aim and its         cash and cash collateral from any            allocation of fees between Invesco Aim and
affiliates for their provision of            securities lending arrangements in the       the Affiliated Sub-Advisers pursuant to
administrative, transfer agency and          affiliated money market funds is in the      the sub-advisory agreements. The Board
distribution services to the Fund. The       best interests of the Fund and its           noted that the sub-advisory fees have no
Board considered the performance of          shareholders.                                direct effect on the Fund or its
Invesco Aim and its affiliates in                                                         shareholders, as they are paid by Invesco
providing these services and the             II. Sub-Advisory Agreements                  Aim to the Affiliated Sub-Advisers, and
organizational structure employed by                                                      that Invesco Aim and the Affiliated
Invesco Aim and its affiliates to provide       A. Nature, Extent and Quality of          Sub-Advisers are affiliates. After taking
these services. The Board also considered          Services Provided by Affiliated        account of the Fund's contractual
that these services are provided to the            Sub-Advisers                           sub-advisory fee rate, as well as other
Fund pursuant to written contracts which                                                  relevant factors, the Board concluded that
are reviewed and approved on an annual       The Board reviewed the services to be        the Fund's sub-advisory fees were fair and
basis by the Board. The Board concluded      provided by Invesco Trimark Ltd., Invesco    reasonable.
that Invesco Aim and its affiliates were     Asset Management Deutschland, GmbH,
providing these services in a satisfactory   Invesco Asset Management Limited, Invesco       D. Financial Resources of the
manner and in accordance with the terms of   Asset Management (Japan) Limited, Invesco          Affiliated Sub-Advisers
their contracts, and were qualified to       Australia Limited, Invesco Global Asset
continue to provide these services to the    Management (N.A.), Inc., Invesco Hong Kong   The Board considered whether each
Fund.                                        Limited, Invesco Institutional (N.A.),       Affiliated Sub-Adviser is financially
                                             Inc. and Invesco Senior Secured              sound and has the resources necessary to
   The Board considered the benefits         Management, Inc. (collectively, the          perform its obligations under its
realized by Invesco Aim as a result of       "Affiliated Sub-Advisers") under the         respective sub-advisory agreement, and
portfolio brokerage transactions executed    sub-advisory agreements and the creden-      concluded that each Affiliated Sub-Adviser
through "soft dollar" arrangements. Under                                                 has the financial resources necessary to
these arrangements, portfolio broker-                                                     fulfill these obligations.


26            AIM DIVERSIFIED DIVIDEND FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $121,519,634
     Qualified Dividend Income*                                  100%
     Corporate Dividends Received Deduction*                     100%
     U.S. Treasury Obligations*                                 0.06%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 5.76%, 5.97%, 5.62%, and 7.33%, respectively.


27        AIM DIVERSIFIED DIVIDEND FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1998          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1988          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM DIVERSIFIED DIVIDEND FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM DIVERSIFIED DIVIDEND FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
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Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

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This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                                invescoaim.com   DDI-AR-1  Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM LARGE CAP BASIC VALUE FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor    (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                        These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve;

(2) Lipper Inc.


2            AIM LARGE CAP BASIC VALUE FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
    [CROCKETT      believes in the wisdom of a long-term perspective and consistent investment
      PHOTO]       discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3            AIM LARGE CAP BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                       MARKET CONDITIONS AND YOUR FUND

For the fiscal year ended October 31, 2008, Class A shares of AIM Large Cap Basic Value   Equity markets declined sharply during the
Fund, at net asset value, underperformed the Russell 1000 Value Index, the S&P 500        fiscal year as the financial crisis
Index and the Lipper Large-Cap Value Funds Index.(triangle)                               intensified and the global economy
                                                                                          weakened. As painful as bear markets like
   Drivers of performance were stock specific with the largest contributors and           this are to live through, we believe they
detractors coming from the volatile financials sector. We attribute the Fund's            can actually improve long term results
underperformance versus its indexes mainly to below-market returns from selected          because of the extraordinary investment
investments in financials and materials. Selected investments in the financials and       opportunities they produce.
energy sectors made positive contributions to Fund performance during the year.
                                                                                             Financials was the worst performing
   Your Fund's long-term performance appears later in this report.                        sector of the equity market during the
                                                                                          fiscal year as the credit crisis
FUND VS. INDEXES                                                                          intensified and a liquidity crisis
                                                                                          emerged.(1) FANNIE MAE and AIG were among
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     the Fund's largest detractors during the
not include applicable contingent deferred sales charges (CDSC) or front-end sales        year. We understood the negative impact of
charges, which would have reduced performance.                                            credit losses on both companies and
                                                                                          believed they had adequate financial
Class A Shares                                                                  -50.30%   wherewithal to absorb the credit losses
Class B Shares                                                                  -50.65    that will persist for years. Ironically,
Class C Shares                                                                  -50.65    the credit losses remained within the
Class R Shares                                                                  -50.43    range of our expectations. However, the
Class Y Shares*                                                                 -50.30    rapid loss of investor confidence and the
Investor Class Shares                                                           -50.33    related liquidity crisis and public policy
S&P 500 Index(triangle) (Broad Market Index)                                    -36.08    response surprised us. In the end, the
Russell 1000 Value Index(triangle) (Style-Specific Index)                       -36.80    valuation opportunity that was created by
Lipper Large-Cap Value Funds Index(triangle) (Peer Group Index)                 -37.16    credit losses was trumped by a liquidity
                                                                                          crisis that is inherently unpredictable
(triangle)Lipper Inc.                                                                     but lethal. We sold our positions in these
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     investments at substantial losses.
   of Fund performance.
=======================================================================================      The Fund experienced higher than normal
                                                                                          turnover during the fiscal year given high
HOW WE INVEST                                o  Long-term investment results are a        price volatility and record-low valuation
                                                function of the level and growth of       opportunities in many companies. These
We seek to create wealth by maintaining a       business value in the portfolio.          opportunistic investments enabled us to
long-term investment horizon and investing                                                offset the permanent losses experienced in
in companies that are selling at a              Since our application of this strategy    some of our financials holdings and
significant discount to their estimated      is highly disciplined and relatively         actually grow estimated portfolio
intrinsic value -- a value that is based     unique, it is important to understand the    intrinsic value from 2007 levels. Stable
on the estimated future cash flows           benefits and limitations of our process.     growth in estimated portfolio intrinsic
generated by the business. The Fund's        First, the investment strategy is intended   value combined with a dramatic decline in
philosophy is based on key elements that     to preserve your capital while growing it    market prices produced the most favorable
we believe have extensive empirical          at above-market rates over the long term.    capital appreciation opportunity in the
evidence:                                    Second, our investments have little in       Fund's history, in our opinion.
                                             common with popular stock market indexes
o  Company intrinsic values can be           and most of our peers. And third, the
   reasonably estimated. Importantly, this   Fund's short-term relative performance
   estimated fair business value is          will naturally be different than the stock
   independent of the company's stock        market and peers and have little
   price.                                    information value since we simply don't
                                             own the same stocks.
o  Market prices are more volatile than
   business values, partly because
   investors regularly overreact to
   negative news.
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES                          TOP 10 EQUITY HOLDINGS*
By sector

Financials                           30.0%   1. Other Diversified Financial                1. UnitedHealth Group Inc.           4.8%
Consumer Discretionary               21.8          Services                        9.1%    2. Moody's Corp.                     4.5
Information Technology               18.1    2. Managed Health Care                7.5     3. ASML Holding N.V.                 4.5
Health Care                          13.4    3. Semiconductor Equipment            7.1     4. JPMorgan Chase & Co.              4.1
Industrials                          10.4    4. Consumer Finance                   5.8     5. Citigroup Inc.                    3.7
Energy                                4.3    5. Advertising                        5.3     6. Home Depot, Inc. (The)            3.7
Consumer Staples                      3.5    ==========================================    7. Robert Half International, Inc.   3.5
Materials                             1.4                                                  8. Omnicom Group Inc.                3.2
Money Market Funds                           ==========================================    9. American Express Co.              3.1
Plus Other Assets Less Liabilities   -2.9    Total Net Assets           $166.4 million    10. Dell Inc.                         3.0
                                             Total Number of Holdings*              45
==========================================   ==========================================   ==========================================
The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4            AIM LARGE CAP BASIC VALUE FUND

CONTEXT FOR RESULTS                          our estimate of the portfolio's intrinsic                 BRET STANLEY
                                             value, we believe the large gap between                   Chartered Financial
It's important to remember that what many    price and estimated intrinsic value may        [STANLEY   Analyst, senior portfolio
now consider to be great historic buying     stack the odds in favor of above-average         PHOTO]   manager, is lead manager of
opportunities were, at the time, quite       capital appreciation once capital markets                 AIM Large Cap Basic Value
frightening events and in economic terms,    normalize.                                                Fund. He began his investment
many of those episodes seemed far more                                                    career in 1988 and joined Invesco Aim in
threatening than our current situation.      IN CLOSING                                   1998. He earned a B.B.A. in finance from
History and common sense indicate this                                                    The University of Texas at Austin and an
crisis will pass, and we believe it will     As we have pointed out many times, the       M.S. in finance from the University of
prove to be a historic buying opportunity    distinctive nature of our strategy will      Houston.
for U.S. stocks. The timing and level of     naturally produce results that are either
any market bottom is uncertain, but we       above or below the market in the short                    R. CANON COLEMAN II
believe the absolute return opportunity      term. We understand it can be distressing                 Chartered Financial
from recent year-end levels will prove       to shareholders when results lag the           [COLEMAN   Analyst, portfolio manager,
compelling.                                  market as they have in this fiscal year.         PHOTO]   is manager of AIM Large Cap
                                                                                                       Basic Value Fund. He began
   The current bear market represents one       We are among the largest shareholders     his investment career in 1996 and joined
of the three greatest declines in the past   of the Fund, and we too are disappointed     Invesco Aim in 2000. He earned a B.S. and
60 years. Following the 2000 to 2002         with our results during the fiscal year --   an M.S. in accounting from the University
Nasdaq decline, investors learned what a     but are excited about the opportunities      of Florida. He also earned an M.B.A. from
permanent loss of capital looks and feels    the current crisis has created. We do not    the Wharton School at the University of
like. While the Nasdaq remains about 65%     have any special insight into the            Pennsylvania.
below its 2000 peak,(1) our losses during    magnitude or duration of this bear market,
the 2000 to 2002 bear market proved          but historically, valuation opportunities                 MATTHEW SEINSHEIMER
temporary as the Fund's net asset value      of this magnitude have not lasted for very                Chartered Financial
reached a new high in 2004.                  long.                                                     Analyst, senior portfolio
                                                                                          [SEINSHEIMER manager, is manager of AIM
   What's the reason for the different          Regardless of duration, we believe the        PHOTO]   Large Cap Basic Value
experience? Our strategy emphasizes          magnitude of the current valuation                        Fund. He began his investment
fundamental business value and this value    opportunity suggests favorable odds for                   career in 1992 and joined
grew from 2000 to 2002 despite a recession   capital growth once market fear moderates    Invesco Aim in 1998. He earned a B.B.A.
and the bear market. Once the market         and prices revert to fundamental business    from Southern Methodist University and an
environment improved, prices reverted to     value. Our process was designed to exploit   M.B.A. from The University of Texas at
fundamental value. We see a similar          just such a period.                          Austin.
situation unfolding in this bear market.
Our estimate of portfolio intrinsic value       We thank you for your investment in AIM                MICHAEL SIMON
is marginally higher today than in 2007,     Large Cap Basic Value Fund and for sharing                Chartered Financial
yet the market price of the portfolio has    our long-term investment horizon.                         Analyst, senior portfolio
declined by about 50%.                                                                       [SIMON    manager, is manager of AIM
                                             (1) Lipper Inc.                                  PHOTO]   Large Cap Basic Value
PORTFOLIO ASSESSMENT                                                                                   Fund. He began his investment
                                             The views and opinions expressed in          career in 1989 and joined Invesco Aim in
We believe the single most important         management's discussion of Fund              2001. He earned a B.B.A. in finance from
indicator of the way AIM Large Cap Basic     performance are those of Invesco Aim         Texas Christian University and an M.B.A.
Value Fund is positioned for potential       Advisors, Inc. These views and opinions      from the University of Chicago.
future success is not our historical         are subject to change at any time based on
investment results or popular statistical    factors such as market and economic          Assisted by the Basic Value Team
measures, but rather the difference          conditions. These views and opinions may
between current market prices and the        not be relied upon as investment advice or
portfolio's estimated intrinsic value --     recommendations, or as an offer for a
the aggregate business value of the          particular security. The information is
portfolio based on our estimate of           not a complete analysis of every aspect of
intrinsic value for each individual          any market, country, industry, security or
holding. During the year, we believe the     the Fund. Statements of fact are from
estimated intrinsic value of the portfolio   sources considered reliable, but Invesco
grew despite permanent losses in some of     Aim Advisors, Inc. makes no representation
our financials investments.                  or warranty as to their completeness or
                                             accuracy. Although historical performance
   At the close of the fiscal year, and in   is no guarantee of future results, these
our opinion, the difference between the      insights may help you understand our
market price and the estimated intrinsic     investment management philosophy.
value of the portfolio was at record
levels based on historical standards, and    See important Fund and index disclosures
we believe this value content was much       later in this report.
greater than what was available in the
broad market. While there is no assurance
that market value will ever reflect


5               AIM LARGE CAP BASIC VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable sales   effective than other types of charts in
charges and Fund expenses including          illustrating changes in value during the
management fees. Index results include       early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates the
reflect sales charges. Performance of an     dollar value of an investment, is
index of funds reflects fund expenses and    constructed with each segment representing
management fees; performance of a market     a percent change in the value of the
index does not. Performance shown in the     investment. In this chart, each segment
chart and table does not reflect deduction   represents a doubling, or 100% change, in
of taxes a shareholder would pay on Fund     the value of the investment. In other
distributions or sale of Fund shares.        words, the space between $5,000 and
                                             $10,000 is the same size as the space
                                             between $10,000 and $20,000.

continued from page 8

OTHER INFORMATION                               financial reporting purposes, and as
                                                such, the net asset values for
o  The Chartered Financial Analyst              shareholder transactions and the
   --REGISTERED TRADEMARK--                     returns based on those net asset values
   (CFA--REGISTERED TRADEMARK--)                may differ from the net asset values
   designation is a globally recognized         and returns reported in the Financial
   standard for measuring the competence        Highlights.
   and integrity of investment
   professionals.                            o  Industry classifications used in this
                                                report are generally according to the
o  The returns shown in management's            Global Industry Classification
   discussion of Fund performance are           Standard, which was developed by and is
   based on net asset values calculated         the exclusive property and a service
   for shareholder transactions. Generally      mark of MSCI Inc. and Standard &
   accepted accounting principles require       Poor's.
   adjustments to be made to the net
   assets of the Fund at period end for


6               AIM LARGE CAP BASIC VALUE FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A SHARES (OLDEST SHARE CLASS WITH SALES CHARGE)
Fund and index data from 6/30/99

             AIM Large Cap
           Basic Value Fund-                         Russell 1000       Lipper Large-Cap
  Date       Class A Shares     S&P 500 Index(1)    Value Index(1)    Value Funds Index(1)

6/30/99          $9450               $10000             $10000               $10000
   7/99           9100                 9689               9707                 9716
   8/99           8874                 9641               9347                 9539
   9/99           8458                 9377               9020                 9186
  10/99           8883                 9970               9540                 9629
  11/99           9242                10173               9465                 9662
  12/99           9697                10771               9511                 9960
   1/00           9424                10230               9200                 9539
   2/00           9269                10037               8517                 9138
   3/00          10331                11018               9556                 9974
   4/00          10292                10687               9445                 9863
   5/00          10555                10468               9544                 9871
   6/00          10233                10725               9108                 9762
   7/00          10457                10558               9222                 9718
   8/00          11091                11213               9735                10280
   9/00          11266                10621               9824                10118
  10/00          11744                10576              10066                10199
  11/00          11335                 9743               9692                 9761
  12/00          11805                 9791              10178                10154
   1/01          12138                10138              10217                10239
   2/01          11962                 9214               9933                 9745
   3/01          11560                 8631               9582                 9367
   4/01          12178                 9301              10052                 9897
   5/01          12541                 9363              10277                10057
   6/01          12502                 9136              10050                 9783
   7/01          12492                 9046              10028                 9717
   8/01          11953                 8480               9626                 9262
   9/01          10670                 7795               8949                 8539
  10/01          10728                 7944               8872                 8594
  11/01          11610                 8553               9388                 9146
  12/01          11953                 8628               9609                 9284
   1/02          11717                 8502               9535                 9112
   2/02          11492                 8338               9550                 9062
   3/02          12207                 8652              10002                 9462
   4/02          11786                 8128               9659                 9059
   5/02          11727                 8068               9707                 9071
   6/02          10611                 7493               9150                 8438
   7/02           9699                 6909               8299                 7709
   8/02           9826                 6955               8362                 7761
   9/02           8464                 6200               7432                 6864
  10/02           9013                 6745               7983                 7368
  11/02           9737                 7141               8486                 7830
  12/02           9179                 6722               8117                 7457
   1/03           8905                 6546               7921                 7279
   2/03           8592                 6448               7710                 7097
   3/03           8562                 6510               7722                 7093
   4/03           9385                 7046               8402                 7692
   5/03          10208                 7417               8944                 8165
   6/03          10316                 7512               9056                 8258
   7/03          10552                 7644               9191                 8373
   8/03          10915                 7793               9334                 8515
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   9/03          10757                 7711               9243                 8419
  10/03          11159                 8147               9809                 8884
  11/03          11394                 8218               9942                 8993
  12/03          12119                 8649              10555                 9545
   1/04          12364                 8808              10741                 9689
   2/04          12686                 8930              10971                 9894
   3/04          12637                 8795              10875                 9775
   4/04          12363                 8657              10609                 9595
   5/04          12363                 8776              10717                 9665
   6/04          12725                 8947              10970                 9878
   7/04          11941                 8651              10816                 9640
   8/04          11882                 8685              10970                 9710
   9/04          11980                 8779              11140                 9825
  10/04          12107                 8913              11325                 9929
  11/04          12734                 9274              11897                10361
  12/04          13214                 9589              12296                10690
   1/05          12999                 9356              12078                10482
   2/05          13204                 9553              12478                10776
   3/05          13027                 9384              12307                10601
   4/05          12812                 9206              12086                10391
   5/05          13057                 9498              12377                10634
   6/05          13174                 9512              12513                10742
   7/05          13546                 9866              12875                11092
   8/05          13312                 9776              12819                11044
   9/05          13429                 9855              12999                11151
  10/05          13242                 9690              12669                10918
  11/05          13770                10056              13085                11294
  12/05          14044                10060              13163                11359
   1/06          14564                10326              13674                11690
   2/06          14496                10354              13758                11711
   3/06          14800                10483              13944                11859
   4/06          14957                10624              14299                12154
   5/06          14477                10319              13937                11857
   6/06          14281                10332              14027                11866
   7/06          14330                10396              14367                12047
   8/06          14506                10643              14608                12269
   9/06          14869                10917              14899                12555
  10/06          15319                11272              15387                12929
  11/06          15496                11487              15738                13152
  12/06          15950                11648              16091                13435
   1/07          16198                11824              16297                13608
   2/07          15920                11593              16043                13366
   3/07          16074                11722              16291                13536
   4/07          16767                12242              16893                14116
   5/07          17377                12668              17502                14636
   6/07          17233                12458              17093                14412
   7/07          16509                12072              16303                13834
   8/07          16643                12253              16486                13998
   9/07          16716                12711              17052                14441
  10/07          17171                12913              17054                14555
  11/07          16292                12373              16220                13928
  12/07          16005                12287              16063                13766
   1/08          15134                11550              15420                13069
   2/08          14558                11175              14774                12629
   3/08          13993                11127              14663                12453
   4/08          14819                11669              15378                13070
   5/08          14887                11820              15353                13181
   6/08          13146                10824              13884                12029
   7/08          13056                10733              13833                11866
   8/08          13225                10889              14068                12001
   9/08          11055                 9920              13035                10990
  10/08           8537                 8254              10778                 9147
====================================================================================================================================

==========================================   ==========================================   CLASS C, CLASS R, CLASS Y AND INVESTOR
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CLASS SHARES WAS 1.23%, 1.98%, 1.98%,
                                                                                          1.48%, 0.98% AND 1.23%, RESPECTIVELY.(1)
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar      THE TOTAL ANNUAL FUND OPERATING EXPENSE
applicable sales charges                     quarter-end, including maximum applicable    RATIO SET FORTH IN THE MOST RECENT FUND
                                             sales charges                                PROSPECTUS AS OF THE DATE OF THIS REPORT
CLASS A SHARES                                                                            FOR CLASS A, CLASS B, CLASS C, CLASS R,
Inception (6/30/99)                 -1.68%   CLASS A SHARES                               CLASS Y AND INVESTOR CLASS SHARES WAS
 5 Years                            -6.28    Inception (6/30/99)                  1.09%   1.24%, 1.99%, 1.99%, 1.49%, 0.99% AND
 1 Year                            -53.04     5 Years                             0.58    1.24%, RESPECTIVELY. THE EXPENSE RATIOS
                                              1 Year                            -37.50    PRESENTED ABOVE MAY VARY FROM THE EXPENSE
CLASS B SHARES                                                                            RATIOS PRESENTED IN OTHER SECTIONS OF THIS
Inception (8/1/00)                  -3.24%   CLASS B SHARES                               REPORT THAT ARE BASED ON EXPENSES INCURRED
 5 Years                            -6.22    Inception (8/1/00)                  -0.16%   DURING THE PERIOD COVERED BY THIS REPORT.
 1 Year                            -52.91     5 Years                            -0.53
                                              1 Year                            -37.35       CLASS A SHARE PERFORMANCE REFLECTS THE
CLASS C SHARES                                                                            MAXIMUM 5.50% SALES CHARGE, AND CLASS B
Inception (8/1/00)                  -3.24%   CLASS C SHARES                               AND CLASS C SHARE PERFORMANCE REFLECTS THE
 5 Years                            -5.89    Inception (8/1/00)                  -0.16%   APPLICABLE CONTINGENT DEFERRED SALES
 1 Year                            -51.10     5 Years                            -0.18    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
                                              1 Year                            -34.95    CDSC ON CLASS B SHARES DECLINES FROM 5%
CLASS R SHARES                                                                            BEGINNING AT THE TIME OF PURCHASE TO 0% AT
Inception                           -1.28%   CLASS R SHARES                               THE BEGINNING OF THE SEVENTH YEAR. THE
 5 Years                            -5.43    Inception                            1.51%   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
 1 Year                            -50.43     5 Years                             0.31    YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
                                              1 Year                            -34.04    HAVE A FRONT-END SALES CHARGE; RETURNS
CLASS Y SHARES                                                                            SHOWN ARE AT NET ASSET VALUE AND DO NOT
Inception                           -1.08%   INVESTOR CLASS SHARES                        REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
 5 Years                            -5.22    Inception                            1.73%   ON A TOTAL REDEMPTION OF RETIREMENT PLAN
 1 Year                            -50.30     5 Years                             0.59    ASSETS WITHIN THE FIRST YEAR. CLASS Y AND
                                              1 Year                            -33.87    INVESTOR CLASS SHARES DO NOT HAVE A
INVESTOR CLASS SHARES                        ==========================================   FRONT-END SALES CHARGE OR A CDSC;
Inception                           -1.07%                                                THEREFORE, PERFORMANCE IS AT NET ASSET
 5 Years                            -5.20       INVESTOR CLASS SHARES' INCEPTION DATE     VALUE.
 1 Year                            -50.33    IS SEPTEMBER 30, 2003. RETURNS SINCE THAT
==========================================   DATE ARE HISTORICAL RETURNS. ALL OTHER          THE PERFORMANCE OF THE FUND'S SHARE
                                             RETURNS ARE BLENDED RETURNS OF HISTORICAL    CLASSES WILL DIFFER PRIMARILY DUE TO
CLASS R SHARES' INCEPTION DATE IS JUNE 3,    INVESTOR CLASS SHARE PERFORMANCE AND         DIFFERENT SALES CHARGE STRUCTURES AND
2002. RETURNS SINCE THAT DATE ARE            RESTATED CLASS A SHARE PERFORMANCE (FOR      CLASS EXPENSES.
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    PERIODS PRIOR TO THE INCEPTION DATE OF
BLENDED RETURNS OF HISTORICAL CLASS R        INVESTOR CLASS SHARES) AT NET ASSET VALUE,   (1) Total annual operating expenses less
SHARE PERFORMANCE AND RESTATED CLASS A       WHICH RESTATED PERFORMANCE WILL REFLECT          any contractual fee waivers and/or
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      THE RULE 12B-1 FEES APPLICABLE TO CLASS A        expense reimbursements by the advisor
THE INCEPTION DATE OF CLASS R SHARES) AT     SHARES FOR THE PERIOD USING BLENDED              in effect through at least June 30,
NET ASSET VALUE, ADJUSTED TO REFLECT THE     RETURNS. CLASS A SHARES' INCEPTION DATE IS       2009. See current prospectus for more
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   JUNE 30, 1999.                                   information.
R SHARES. CLASS A SHARES' INCEPTION DATE
IS JUNE 30, 1999.                               THE PERFORMANCE DATA QUOTED REPRESENT
                                             PAST PERFORMANCE AND CANNOT GUARANTEE
   CLASS Y SHARES' INCEPTION DATE IS         COMPARABLE FUTURE RESULTS; CURRENT
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    VISIT INVESCOAIM.COM FOR THE MOST RECENT
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      MONTH-END PERFORMANCE. PERFORMANCE FIGURES
PERFORMANCE AND RESTATED CLASS A SHARE       REFLECT REINVESTED DISTRIBUTIONS, CHANGES
PERFORMANCE (FOR PERIODS PRIOR TO THE        IN NET ASSET VALUE AND THE EFFECT OF THE
INCEPTION DATE OF CLASS Y SHARES) AT NET     MAXIMUM SALES CHARGE UNLESS OTHERWISE
ASSET VALUE. THE RESTATED CLASS A SHARE      STATED. INVESTMENT RETURN AND PRINCIPAL
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
APPLICABLE TO CLASS A SHARES AS WELL AS      A GAIN OR LOSS WHEN YOU SELL SHARES.
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS
RECEIVED BY CLASS A SHARES. CLASS A SHARES      THE NET ANNUAL FUND OPERATING EXPENSE
INCEPTION DATE IS JUNE 30, 1999.             RATIO SET FORTH IN THE MOST RECENT FUND
                                             PROSPECTUS AS OF THE DATE OF THIS REPORT
                                             FOR CLASS A, CLASS B,


7               AIM LARGE CAP BASIC VALUE FUND

AIM LARGE CAP BASIC VALUE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o   Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  Interest rate risk refers to the risk     ABOUT INDEXES USED IN THIS REPORT
                                                that bond prices generally fall as
o  Effective September 30, 2003, only           interest rates rise and vice versa.       o  The S&P 500--REGISTERED TRADEMARK--
   previously established qualified plans                                                    INDEX is a market
   are eligible to purchase Class B shares   o  The Fund may use enhanced investment         capitalization-weighted index covering
   of any AIM fund.                             techniques such as leveraging and            all major areas of the U.S. economy. It
                                                derivatives. Leveraging entails risks        is not the 500 largest companies, but
o  Class R shares are available only to         such as magnifying changes in the value      rather the most widely held 500
   certain retirement plans. Please see         of the portfolio's securities.               companies chosen with respect to market
   the prospectus for more information.         Derivatives are subject to counterparty      size, liquidity, and their industry.
                                                risk -- the risk that the other party
o  Class Y shares are available only to         will not complete the transaction with    o  THE RUSSELL 1000--REGISTERED
   certain investors. Please see the            the Fund.                                    TRADEMARK-- VALUE INDEX measures the
   prospectus for more information.                                                          performance of those Russell 1000
                                             o  There is no guarantee that the               companies with lower price-to-book
o  All Investor Class shares are closed to      investment techniques and risk analysis      ratios and lower forecasted growth
   new investors. Contact your financial        used by the Fund's portfolio managers        values. The Russell 1000 Value Index is
   advisor about purchasing our other share     will produce the desired results.            a trademark/service mark of the Frank
   classes.                                                                                   Russell Company.
                                             o  The prices of securities held by the         Russell--REGISTERED TRADEMARK-- is a
PRINCIPAL RISKS OF INVESTING IN THE FUND        Fund may decline in response to market       trade-mark of the Frank Russell
                                                risks.                                       Company.
o  Since a large percentage of the Fund's
   assets may be invested in securities of   o  The Fund may invest in obligations        o  The LIPPER LARGE-CAP VALUE FUNDS INDEX
   a limited number of companies, each          issued by agencies and                       is an equally weighted representation
   investment has a greater effect on the       instrumentalities of the U.S.                of the largest funds in the Lipper
   Fund's overall performance and any           government that may vary in the level        Large-Cap Value Funds category. These
   change in the value of those securities      of support they receive from the U.S.        funds typically have a below-average
   could significantly affect the value of      government. The U.S. government may          price-to-earnings ratio, price-to-book
   your investment in the Fund.                 choose not to provide financial support      ratio, and three-year sales-per-share
                                                to U.S.-government-sponsored agencies        growth value, compared to the S&P 500
o  Credit risk is the risk of loss on an        or instrumentalities if it is not            Index.
   investment due to the deterioration of       legally obligated to do so. In this
   an issuer's financial health. Such a         case, if the issuer defaulted, the fund   o  The NATIONAL ASSOCIATION OF SECURITIES
   deterioration of financial health may        holding securities of such an issuer         DEALERS AUTOMATED QUOTATION SYSTEM
   result in a reduction of the credit          might not be able to recover its             COMPOSITE INDEX (THE NASDAQ) is a
   rating of the issuer's securities and        investment from the U.S. government.         price-only, market-value-weighted index
   may lead to the issuer's inability to                                                     comprising all domestic and
   honor its contractual obligations,        o  The Fund invests in "value" stocks,          non-U.S.-based common stocks listed on
   including making timely payment of           which can continue to be inexpensive         the Nasdaq system.
   interest and principal.                      for long periods of time and may never
                                                realize their full value.                 o  The Fund is not managed to track the
o  Prices of equity securities change in                                                     performance of any particular index,
   response to many factors, including the   o  Although the Fund's returns during           including the indexes defined here, and
   historical and prospective earnings of       certain periods were positively              consequently, the performance of the
   the issuer, the value of its assets,         affected by its investments in initial       Fund may deviate significantly from the
   general economic conditions, interest        public offerings (IPOs), there can be        performance of the indexes.
   rates, investor perceptions and market       no assurance that the Fund will have
   liquidity.                                   favorable IPO investment opportunities    o  A direct investment cannot be made in
                                                in the future.                               an index. Unless otherwise indicated,
o  Foreign securities have additional                                                        index results include reinvested
   risks, including exchange rate changes,                                                   dividends, and they do not reflect
   political and economic upheaval,                                                          sales charges. Performance of an index
   relative lack of information,                                                             of funds reflects fund expenses;
   relatively low market liquidity, and                                                      performance of a market index does not.
   the potential lack of strict financial
   and accounting controls and standards.                                                 continued on page 6

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       LCBAX
=======================================================================================   Class B Shares                       LCBBX
                                                                                          Class C Shares                       LCBCX
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                                       Class R Shares                       LCBRX
                                                                                          Class Y Shares                       LCBYX
                                                                                          Investor Class Shares                LCINX
                                                                                          ==========================================


8               AIM LARGE CAP BASIC VALUE FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-102.92%

ADVERTISING-5.30%

Interpublic Group of Cos., Inc. (The)(b)(c)             679,003    $  3,524,025
-------------------------------------------------------------------------------
Omnicom Group Inc.                                      179,335       5,297,556
===============================================================================
                                                                      8,821,581
===============================================================================


AEROSPACE & DEFENSE-0.53%

Honeywell International Inc.                             28,977         882,350
===============================================================================


APPAREL RETAIL-1.11%

Gap, Inc. (The)                                         143,317       1,854,522
===============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.41%

State Street Corp.                                       54,200       2,349,570
===============================================================================


BREWERS-2.11%

Molson Coors Brewing Co.-Class B                         94,017       3,512,475
===============================================================================


COMMUNICATIONS EQUIPMENT-1.16%

Nokia Oyj-ADR (Finland)                                 126,757       1,924,171
===============================================================================


COMPUTER HARDWARE-3.00%

Dell Inc.(c)                                            411,132       4,995,254
===============================================================================


CONSTRUCTION MATERIALS-1.41%

Cemex SAB de C.V.-ADR (Mexico)(b)(c)                    310,826       2,349,845
===============================================================================


CONSUMER FINANCE-5.75%

American Express Co.                                    186,200       5,120,500
-------------------------------------------------------------------------------
SLM Corp.(b)(c)                                         417,219       4,451,727
===============================================================================
                                                                      9,572,227
===============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.45%

Western Union Co.                                       157,618       2,405,251
===============================================================================


DEPARTMENT STORES-2.42%

Kohl's Corp.(c)                                         114,400       4,018,872
===============================================================================


DIVERSIFIED CAPITAL MARKETS-2.12%

UBS AG-(Switzerland)(b)(c)                              208,400       3,521,960
===============================================================================


ELECTRONIC MANUFACTURING SERVICES-0.84%

Tyco Electronics Ltd.                                    72,309       1,405,687
===============================================================================


GENERAL MERCHANDISE STORES-2.98%

Target Corp.                                            123,459       4,953,175
===============================================================================


HEALTH CARE DISTRIBUTORS-1.38%

Cardinal Health, Inc.                                    59,985       2,291,427
===============================================================================


HEALTH CARE EQUIPMENT-1.93%

Baxter International Inc.                                53,160       3,215,648
===============================================================================


HOME IMPROVEMENT RETAIL-3.68%

Home Depot, Inc. (The)                                  259,483       6,121,204
===============================================================================


HOUSEHOLD APPLIANCES-1.77%

Whirlpool Corp.(b)                                       63,000       2,938,950
===============================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-3.47%

Robert Half International, Inc.(b)                      305,715       5,768,842
===============================================================================


INDUSTRIAL CONGLOMERATES-3.70%

General Electric Co.                                    152,051       2,966,515
-------------------------------------------------------------------------------
Tyco International Ltd.                                 126,240       3,191,347
===============================================================================
                                                                      6,157,862
===============================================================================


INDUSTRIAL MACHINERY-2.68%

Illinois Tool Works Inc.                                133,580       4,460,236
===============================================================================


INVESTMENT BANKING & BROKERAGE-3.55%

Merrill Lynch & Co., Inc.                               128,863       2,395,563
-------------------------------------------------------------------------------
Morgan Stanley                                          201,371       3,517,952
===============================================================================
                                                                      5,913,515
===============================================================================


MANAGED HEALTH CARE-7.50%

Aetna Inc.                                              179,900       4,474,113
-------------------------------------------------------------------------------
UnitedHealth Group Inc.                                 337,706       8,013,763
===============================================================================
                                                                     12,487,876
===============================================================================


MOVIES & ENTERTAINMENT-2.14%

Walt Disney Co. (The)                                   137,590       3,563,581
===============================================================================


OIL & GAS DRILLING-0.79%

Transocean Inc.                                          15,912       1,310,035
===============================================================================


OIL & GAS EQUIPMENT & SERVICES-3.49%

Halliburton Co.                                         130,291       2,578,459
-------------------------------------------------------------------------------
Schlumberger Ltd.                                        62,530       3,229,674
===============================================================================
                                                                      5,808,133
===============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-9.10%

Bank of America Corp.                                    87,800       2,122,126
-------------------------------------------------------------------------------
Citigroup Inc.                                          456,537       6,231,730
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                                    164,413       6,782,036
===============================================================================
                                                                     15,135,892
===============================================================================


PACKAGED FOODS & MEATS-1.41%

Unilever N.V. (Netherlands)                              97,372       2,347,151
===============================================================================


PHARMACEUTICALS-2.56%

Sanofi-Aventis (France)                                  67,728       4,266,430
===============================================================================


PROPERTY & CASUALTY INSURANCE-2.59%

XL Capital Ltd.-Class A(b)                              444,898       4,315,511
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM LARGE CAP BASIC VALUE FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
PUBLISHING-2.36%

McGraw-Hill Cos., Inc. (The)(b)                         146,300    $  3,926,692
===============================================================================


REGIONAL BANKS-1.10%

Fifth Third Bancorp(b)                                  168,200       1,824,970
===============================================================================


SEMICONDUCTOR EQUIPMENT-7.07%

ASML Holding N.V. (Netherlands)                         424,827       7,413,021
-------------------------------------------------------------------------------
KLA-Tencor Corp.(b)                                     186,866       4,344,635
===============================================================================
                                                                     11,757,656
===============================================================================


SPECIALIZED FINANCE-4.47%

Moody's Corp.(b)                                        290,551       7,438,106
===============================================================================


SYSTEMS SOFTWARE-4.59%

CA Inc.                                                 213,001       3,791,418
-------------------------------------------------------------------------------
Microsoft Corp.                                         172,186       3,844,913
===============================================================================
                                                                      7,636,331
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $225,313,549)                                          171,252,988
===============================================================================



MONEY MARKET FUNDS-1.03%

Liquid Assets Portfolio-Institutional Class(d)          853,771         853,771
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)                853,771         853,771
===============================================================================
     Total Money Market Funds (Cost $1,707,542)                       1,707,542
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-103.95% (Cost $227,021,091)                                 172,960,530
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-15.50%

Liquid Assets Portfolio-Institutional Class (Cost
  $25,788,768)(d)(e)                                 25,788,768      25,788,768
===============================================================================
TOTAL INVESTMENTS-119.45% (Cost $252,809,859)                       198,749,298
===============================================================================
OTHER ASSETS LESS LIABILITIES-(19.45)%                              (32,360,659)
===============================================================================
NET ASSETS-100.00%                                                 $166,388,639
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at October 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM LARGE CAP BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $225,313,549)*                          $171,252,988
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  27,496,310
======================================================
     Total investments (Cost
       $252,809,859)                       198,749,298
======================================================
Receivables for:
  Investments sold                             465,784
------------------------------------------------------
  Fund shares sold                             202,910
------------------------------------------------------
  Dividends                                    145,760
------------------------------------------------------
  Fund expenses absorbed                        10,807
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             39,335
------------------------------------------------------
Other assets                                    29,913
======================================================
     Total assets                          199,643,807
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                     7,230,947
------------------------------------------------------
  Collateral upon return of securities
     loaned                                 25,788,768
------------------------------------------------------
Accrued fees to affiliates                     107,203
------------------------------------------------------
Accrued other operating expenses                56,700
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              71,550
======================================================
     Total liabilities                      33,255,168
======================================================
Net assets applicable to shares
  outstanding                             $166,388,639
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $248,417,209
------------------------------------------------------
Undistributed net investment income          2,325,661
------------------------------------------------------
Undistributed net realized gain (loss)     (30,293,670)
------------------------------------------------------
Unrealized appreciation (depreciation)     (54,060,561)
======================================================
                                          $166,388,639
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $ 48,068,346
______________________________________________________
======================================================
Class B                                   $ 14,838,773
______________________________________________________
======================================================
Class C                                   $ 10,042,125
______________________________________________________
======================================================
Class R                                   $  1,352,177
______________________________________________________
======================================================
Class Y                                   $  1,028,143
______________________________________________________
======================================================
Investor Class                            $ 15,589,797
______________________________________________________
======================================================
Institutional Class                       $ 75,469,278
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      6,367,836
______________________________________________________
======================================================
Class B                                      2,082,044
______________________________________________________
======================================================
Class C                                      1,408,876
______________________________________________________
======================================================
Class R                                        181,099
______________________________________________________
======================================================
Class Y                                        136,134
______________________________________________________
======================================================
Investor Class                               2,060,891
______________________________________________________
======================================================
Institutional Class                          9,886,743
______________________________________________________
======================================================
Class A:
  Net asset value per share               $       7.55
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $7.55 divided
     by 94.50%)                           $       7.99
______________________________________________________
======================================================
Class B:
  Net asset value and offering price
     per share                            $       7.13
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $       7.13
______________________________________________________
======================================================
Class R:
  Net asset value and offering price
     per share                            $       7.47
______________________________________________________
======================================================
Class Y:
  Net asset value and offering price
     per share                            $       7.55
______________________________________________________
======================================================
Investor Class:
  Net asset value and offering price
     per share                            $       7.56
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       7.63
______________________________________________________
======================================================



* At October 31, 2008, securities with an aggregate value of $26,073,709 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM LARGE CAP BASIC VALUE FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $69,192)                            $   5,353,417
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $163,765)                                                                           367,230
================================================================================================
     Total investment income                                                           5,720,647
================================================================================================


EXPENSES:

Advisory fees                                                                          1,777,711
------------------------------------------------------------------------------------------------
Administrative services fees                                                             118,856
------------------------------------------------------------------------------------------------
Custodian fees                                                                            16,024
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                224,329
------------------------------------------------------------------------------------------------
  Class B                                                                                317,878
------------------------------------------------------------------------------------------------
  Class C                                                                                184,908
------------------------------------------------------------------------------------------------
  Class R                                                                                  9,872
------------------------------------------------------------------------------------------------
  Investor Class                                                                          66,382
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                        570,418
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       1,279
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 24,682
------------------------------------------------------------------------------------------------
Other                                                                                    174,032
================================================================================================
     Total expenses                                                                    3,486,371
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (148,038)
================================================================================================
     Net expenses                                                                      3,338,333
================================================================================================
Net investment income                                                                  2,382,314
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(55,271))                                                        (28,705,690)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                      23,649
================================================================================================
                                                                                     (28,682,041)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (156,303,777)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                          (5)
================================================================================================
                                                                                    (156,303,782)
================================================================================================
Net realized and unrealized gain (loss)                                             (184,985,823)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(182,603,509)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM LARGE CAP BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $   2,382,314    $  1,464,628
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (28,682,041)     29,361,150
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (156,303,782)     11,232,306
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (182,603,509)     42,058,084
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (257,135)       (498,576)
---------------------------------------------------------------------------------------------------------
  Class R                                                                              --          (3,479)
---------------------------------------------------------------------------------------------------------
  Investor Class                                                                  (74,279)       (176,357)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (1,131,473)       (807,963)
=========================================================================================================
     Total distributions from net investment income                            (1,462,887)     (1,486,375)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                      (9,225,360)     (6,267,491)
---------------------------------------------------------------------------------------------------------
  Class B                                                                      (3,781,042)     (3,114,044)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      (2,059,162)     (1,409,975)
---------------------------------------------------------------------------------------------------------
  Class R                                                                        (181,802)        (91,691)
---------------------------------------------------------------------------------------------------------
  Investor Class                                                               (2,664,534)     (2,216,943)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (11,312,968)     (4,273,286)
=========================================================================================================
     Total distributions from net realized gains                              (29,224,868)    (17,373,430)
=========================================================================================================
Share transactions-net:
  Class A                                                                      (9,941,085)    (13,104,751)
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (10,997,389)    (15,493,611)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      (2,887,545)     (2,511,429)
---------------------------------------------------------------------------------------------------------
  Class R                                                                         551,247         453,935
---------------------------------------------------------------------------------------------------------
  Class Y                                                                       1,237,421              --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                                 (668,370)    (11,883,870)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          23,436,839      52,942,693
=========================================================================================================
     Net increase in net assets resulting from share transactions                 731,118      10,402,967
=========================================================================================================
     Net increase (decrease) in net assets                                   (212,560,146)     33,601,246
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           378,948,785     345,347,539
=========================================================================================================
  End of year (includes undistributed net investment income of $2,325,661
     and $1,389,802, respectively)                                          $ 166,388,639    $378,948,785
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM LARGE CAP BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


14        AIM LARGE CAP BASIC VALUE FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations

15        AIM LARGE CAP BASIC VALUE FUND
      resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                             0.60%
-------------------------------------------------------------------
Next $1 billion                                              0.575%
-------------------------------------------------------------------
Over $2 billion                                              0.55%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 1.22% and 0.97% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $8,163 and reimbursed class level expenses of $119,502 for Class A, Class B, Class C and Investor Class shares in proportion to the relative net assets of such classes.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $7,182.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.


16        AIM LARGE CAP BASIC VALUE FUND

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $21,634 in front-end sales commissions from the sale of Class A shares and $516, $31,639, $1,718 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $447,397 and securities sales of $355,664, which resulted in net realized gains (losses) of $(55,271).

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $13,191.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $3,470 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


17        AIM LARGE CAP BASIC VALUE FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                              2008            2007
-------------------------------------------------------------------------------------
Ordinary income                                           $ 3,645,846     $ 1,486,375
-------------------------------------------------------------------------------------
Long-term capital gain                                     27,041,909      17,373,430
=====================================================================================
Total distributions                                       $30,687,755     $18,859,805
_____________________________________________________________________________________
=====================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                        2008
--------------------------------------------------------------------------------
Undistributed ordinary income                                       $  2,399,808
--------------------------------------------------------------------------------
Net appreciation (depreciation) -- investments                       (58,603,242)
--------------------------------------------------------------------------------
Temporary book/tax differences                                           (74,147)
--------------------------------------------------------------------------------
Capital loss carryforward                                            (25,750,989)
--------------------------------------------------------------------------------
Shares of beneficial interest                                        248,417,209
================================================================================
Total net assets                                                    $166,388,639
________________________________________________________________________________
================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                     CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD*
---------------------------------------------------------------------------------
October 31, 2016                                                     $25,750,989
_________________________________________________________________________________
=================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2008, undistributed net investment income was increased by $16,432 and undistributed net realized gain (loss) was decreased by $16,432. This reclassification had no effect on the net assets of the Fund.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $158,141,070 and $176,526,054, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 12,979,360
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (71,582,602)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(58,603,242)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $257,352,540.




18        AIM LARGE CAP BASIC VALUE FUND

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
                                                             -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       799,992     $  8,938,323        814,000     $ 13,271,412
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       215,082        2,213,557        238,390        3,644,754
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       271,805        2,752,066        205,417        3,148,678
------------------------------------------------------------------------------------------------------------------------
  Class R                                                       112,033        1,274,565         58,586          936,624
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    136,134        1,237,421             --               --
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                203,797        2,241,011        237,113        3,818,992
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         1,956,712       25,923,662      3,476,446       55,679,328
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       622,968        8,808,762        411,557        6,346,212
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       261,282        3,511,629        193,242        2,859,978
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       143,836        1,933,154         89,508        1,324,724
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        12,967          181,802          6,216           95,170
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                189,266        2,681,953        152,527        2,356,544
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           874,522       12,444,441        327,087        5,079,666
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       489,070        6,011,784        385,674        5,915,234
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (516,074)      (6,011,784)      (402,412)      (5,915,234)
========================================================================================================================
Reacquired:
  Class A(b)                                                 (2,846,551)     (33,699,954)    (2,409,982)     (38,637,609)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (916,365)     (10,710,791)    (1,034,166)     (16,083,109)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (656,585)      (7,572,765)      (456,071)      (6,984,831)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                       (84,537)        (905,120)       (36,164)        (577,859)
------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (449,357)      (5,591,334)    (1,109,674)     (18,059,406)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (1,628,328)     (14,931,264)      (472,752)      (7,816,301)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share activity                      (808,331)    $    731,118        674,542     $ 10,402,967
________________________________________________________________________________________________________________________
========================================================================================================================




(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 5% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
       In addition, 45% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

CLASS                                                      SHARES         AMOUNT
----------------------------------------------------------------------------------
Class Y                                                    135,004     $ 1,227,188
----------------------------------------------------------------------------------
Class A                                                   (120,764)     (1,097,749)
----------------------------------------------------------------------------------
Investor Class                                             (14,208)       (129,439)
__________________________________________________________________________________
==================================================================================





19        AIM LARGE CAP BASIC VALUE FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                 NET GAINS
                                                  (LOSSES)
                        NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                          VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                        BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                        OF PERIOD   (LOSS)(A)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08       $16.61     $ 0.09        $(7.83)      $(7.74)     $(0.04)       $(1.28)        $(1.32)      $ 7.55
Year ended 10/31/07        15.64       0.06          1.76         1.82       (0.06)        (0.79)         (0.85)       16.61
Year ended 10/31/06        13.52       0.06          2.06         2.12          --            --             --        15.64
Year ended 10/31/05        12.36       0.02          1.14         1.16          --            --             --        13.52
Year ended 10/31/04        11.39       0.01          0.96         0.97          --            --             --        12.36

CLASS B
Year ended 10/31/08        15.83      (0.01)        (7.41)       (7.42)         --         (1.28)         (1.28)        7.13
Year ended 10/31/07        15.00      (0.06)         1.68         1.62          --         (0.79)         (0.79)       15.83
Year ended 10/31/06        13.06      (0.05)         1.99         1.94          --            --             --        15.00
Year ended 10/31/05        12.02      (0.07)         1.11         1.04          --            --             --        13.06
Year ended 10/31/04        11.15      (0.07)         0.94         0.87          --            --             --        12.02

CLASS C
Year ended 10/31/08        15.83      (0.01)        (7.41)       (7.42)         --         (1.28)         (1.28)        7.13
Year ended 10/31/07        14.99      (0.06)         1.69         1.63          --         (0.79)         (0.79)       15.83
Year ended 10/31/06        13.06      (0.05)         1.98         1.93          --            --             --        14.99
Year ended 10/31/05        12.02      (0.07)         1.11         1.04          --            --             --        13.06
Year ended 10/31/04        11.15      (0.07)         0.94         0.87          --            --             --        12.02

CLASS R
Year ended 10/31/08        16.45       0.06         (7.76)       (7.70)         --         (1.28)         (1.28)        7.47
Year ended 10/31/07        15.50       0.02          1.75         1.77       (0.03)        (0.79)         (0.82)       16.45
Year ended 10/31/06        13.44       0.02          2.04         2.06          --            --             --        15.50
Year ended 10/31/05        12.31       0.00          1.13         1.13          --            --             --        13.44
Year ended 10/31/04        11.36      (0.01)         0.96         0.95          --            --             --        12.31

CLASS Y
Year ended 10/31/08(e)      9.09       0.01         (1.55)       (1.54)         --            --             --         7.55

INVESTOR CLASS
Year ended 10/31/08        16.64       0.09         (7.85)       (7.76)      (0.04)        (1.28)         (1.32)        7.56
Year ended 10/31/07        15.67       0.06          1.76         1.82       (0.06)        (0.79)         (0.85)       16.64
Year ended 10/31/06        13.55       0.06          2.06         2.12          --            --             --        15.67
Year ended 10/31/05        12.37       0.03          1.15         1.18          --            --             --        13.55
Year ended 10/31/04        11.39       0.03          0.95         0.98          --            --             --        12.37

INSTITUTIONAL CLASS
Year ended 10/31/08        16.80       0.15         (7.91)       (7.76)      (0.13)        (1.28)         (1.41)        7.63
Year ended 10/31/07        15.82       0.15          1.77         1.92       (0.15)        (0.79)         (0.94)       16.80
Year ended 10/31/06        13.63       0.13          2.09         2.22       (0.03)           --          (0.03)       15.82
Year ended 10/31/05        12.38       0.10          1.15         1.25          --            --             --        13.63
Year ended 10/31/04(e)     12.62       0.04         (0.28)       (0.24)         --            --             --        12.38
______________________________________________________________________________________________________________________________
==============================================================================================================================

                                                        RATIO OF          RATIO OF
                                                        EXPENSES          EXPENSES
                                                       TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                       NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                      NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                          TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                        RETURN(B)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(C)
-----------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08       (50.30)%     $ 48,068           1.23%(d)          1.31%(d)        0.70%(d)       54%
Year ended 10/31/07        12.08        121,287           1.23              1.24            0.39           29
Year ended 10/31/06        15.68        126,700           1.22              1.28            0.40           26
Year ended 10/31/05         9.38        129,410           1.35              1.37            0.15            9
Year ended 10/31/04         8.52        150,190           1.33              1.35            0.11           32

CLASS B
Year ended 10/31/08       (50.65)        14,839           1.98(d)           2.06(d)        (0.05)(d)       54
Year ended 10/31/07        11.17         48,108           1.98              1.99           (0.36)          29
Year ended 10/31/06        14.86         60,627           1.97              2.03           (0.35)          26
Year ended 10/31/05         8.65         69,040           2.03              2.05           (0.53)           9
Year ended 10/31/04         7.80         84,896           1.98              2.00           (0.54)          32

CLASS C
Year ended 10/31/08       (50.65)        10,042           1.98(d)           2.06(d)        (0.05)(d)       54
Year ended 10/31/07        11.25         26,123           1.98              1.99           (0.36)          29
Year ended 10/31/06        14.78         27,153           1.97              2.03           (0.35)          26
Year ended 10/31/05         8.65         26,593           2.03              2.05           (0.53)           9
Year ended 10/31/04         7.80         30,835           1.98              2.00           (0.54)          32

CLASS R
Year ended 10/31/08       (50.43)         1,352           1.48(d)           1.56(d)         0.45(d)        54
Year ended 10/31/07        11.82          2,314           1.48              1.49            0.14           29
Year ended 10/31/06        15.33          1,736           1.47              1.53            0.15           26
Year ended 10/31/05         9.18          1,306           1.53              1.55           (0.03)           9
Year ended 10/31/04         8.36            991           1.48              1.50           (0.04)          32

CLASS Y
Year ended 10/31/08(e)    (16.94)         1,028           0.98(d)(f)        1.26(d)(f)      0.95(d)(f)     54

INVESTOR CLASS
Year ended 10/31/08       (50.33)        15,590           1.23(d)           1.31(d)         0.70(d)        54
Year ended 10/31/07        12.06         35,232           1.23              1.24            0.39           29
Year ended 10/31/06        15.65         44,452           1.22              1.28            0.40           26
Year ended 10/31/05         9.54         62,838           1.28              1.30            0.22            9
Year ended 10/31/04         8.60         70,548           1.24              1.25            0.20           32

INSTITUTIONAL CLASS
Year ended 10/31/08       (50.07)        75,469           0.71(d)           0.72(d)         1.22(d)        54
Year ended 10/31/07        12.62        145,886           0.72              0.72            0.90           29
Year ended 10/31/06        16.28         84,679           0.73              0.73            0.89           26
Year ended 10/31/05        10.10         92,214           0.76              0.77            0.74            9
Year ended 10/31/04(e)     (1.90)        18,745           0.80(f)           0.81(f)         0.64(f)        32
_________________________________________________________________________________________________________________
=================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable
(d) Ratios are based on average daily net assets (000's omitted) of $89,732, $31,788, $18,491, $1,974, $1,004, $26,553, and $127,676, for Class A, Class
     B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e) Commencement of Class Y and Institutional Class shares was October 3, 2008, and April 30, 2004, respectively.
(f)  Annualized.



20        AIM LARGE CAP BASIC VALUE FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM LARGE CAP BASIC VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Large Cap Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas




22        AIM LARGE CAP BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $575.90        $4.83       $1,019.00       $6.19        1.22%
---------------------------------------------------------------------------------------------------
        B            1,000.00        573.60         7.79        1,015.23        9.98        1.97
---------------------------------------------------------------------------------------------------
        C            1,000.00        573.60         7.79        1,015.23        9.98        1.97
---------------------------------------------------------------------------------------------------
        R            1,000.00        575.10         5.82        1,017.75        7.46        1.47
---------------------------------------------------------------------------------------------------
        Y            1,000.00        830.60         0.71        1,020.21        4.98        0.98
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        575.30         4.83        1,019.00        6.19        1.22
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM LARGE CAP BASIC VALUE FUND

Supplement to Annual Report dated 10/31/08

AIM LARGE CAP BASIC VALUE FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    The total annual Fund operating expense
                                             For periods ended 10/31/08                   ratio set forth in the most recent Fund
The following information has been                                                        prospectus as of the date of this
prepared to provide Institutional Class      Inception                           -0.84%   supplement for Institutional Class shares
shareholders with a performance overview      5 Years                            -4.79    was 0.72%. The expense ratios presented
specific to their holdings. Institutional     1 Year                            -50.07    above may vary from the expense ratios
Class shares are offered exclusively to      ==========================================   presented in other sections of the actual
institutional investors, including defined                                                report that are based on expenses incurred
contribution plans that meet certain         ==========================================   during the period covered by the report.
criteria.                                    AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 9/30/08, most recent          Please note that past performance is
                                             calendar quarter-end                         not indicative of future results. More
                                                                                          recent returns may be more or less than
                                             Inception                            1.97%   those shown. All returns assume
                                              5 Years                             1.02    reinvestment of distributions at NAV.
                                              1 Year                            -33.50    Investment return and principal value will
                                             ==========================================   fluctuate so your shares, when redeemed,
                                                                                          may be worth more or less than their
                                             Institutional Class shares' inception date   original cost. See full report for
                                             is April 30, 2004. Returns since that date   information on comparative benchmarks.
                                             are historical returns. All other returns    Please consult your Fund prospectus for
                                             are blended returns of historical            more information. For the most current
                                             Institutional Class share performance and    month-end performance, please call 800 451
                                             restated Class A share performance (for      4246 or visit invescoaim.com.
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1
                                             fees applicable to Class A shares. Class A
                                             shares' inception date is June 30, 1999.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                      LCBIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   LCBV-INS-1   Invesco Aim Distributors, Inc.                                                      -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $576.70        $2.81       $1,021.57       $3.61        0.71%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM LARGE CAP BASIC VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     comparative performance and fee data         Trustees recognized that the advisory
Equity Funds is required under the           regarding the AIM Funds prepared by an       arrangements and resulting advisory fees
Investment Company Act of 1940 to approve    independent company, Lipper, Inc.            for the Fund and the other AIM Funds are
annually the renewal of the AIM Large Cap    (Lipper), under the direction and            the result of years of review and
Basic Value Fund's (the Fund) investment     supervision of the independent Senior        negotiation between the Trustees and
advisory agreement with Invesco Aim          Officer who also prepares a separate         Invesco Aim, that the Trustees may focus
Advisors, Inc. (Invesco Aim). During         analysis of this information for the         to a greater extent on certain aspects of
contract renewal meetings held on June       Trustees. Each Sub-Committee then makes      these arrangements in some years than in
18-19, 2008, the Board as a whole and the    recommendations to the Investments           others, and that the Trustees'
disinterested or "independent" Trustees,     Committee regarding the performance, fees    deliberations and conclusions in a
voting separately, approved the              and expenses of their assigned funds. The    particular year may be based in part on
continuance of the Fund's investment         Investments Committee considers each         their deliberations and conclusions of
advisory agreement for another year,         Sub-Committee's recommendations and makes    these same arrangements throughout the
effective July 1, 2008. In doing so, the     its own recommendations regarding the        year and in prior years.
Board determined that the Fund's             performance, fees and expenses of the AIM
investment advisory agreement is in the      Funds to the full Board. The Investments     FACTORS AND CONCLUSIONS AND SUMMARY OF
best interests of the Fund and its           Committee also considers each                INDEPENDENT WRITTEN FEE EVALUATION
shareholders and that the compensation to    Sub-Committee's recommendations in making
Invesco Aim under the Fund's investment      its annual recommendation to the Board       The discussion below serves as a summary
advisory agreement is fair and reasonable.   whether to approve the continuance of each   of the Senior Officer's independent
                                             AIM Fund's investment advisory agreement     written evaluation with respect to the
   The independent Trustees met separately   and sub-advisory agreements for another      Fund's investment advisory agreement as
during their evaluation of the Fund's        year.                                        well as a discussion of the material
investment advisory agreement with                                                        factors and related conclusions that
independent legal counsel from whom they        The independent Trustees are assisted     formed the basis for the Board's approval
received independent legal advice, and the   in their annual evaluation of the Fund's     of the Fund's investment advisory
independent Trustees also received           investment advisory agreement by the         agreement and sub-advisory agreements.
assistance during their deliberations from   independent Senior Officer. One              Unless otherwise stated, information set
the independent Senior Officer, a            responsibility of the Senior Officer is to   forth below is as of June 19, 2008 and
full-time officer of the AIM Funds who       manage the process by which the AIM Funds'   does not reflect any changes that may have
reports directly to the independent          proposed management fees are negotiated      occurred since that date, including but
Trustees.                                    during the annual contract renewal process   not limited to changes to the Fund's
                                             to ensure that they are negotiated in a      performance, advisory fees, expense
THE BOARD'S FUND EVALUATION PROCESS          manner that is at arms' length and           limitations and/or fee waivers.
                                             reasonable. Accordingly, the Senior
The Board's Investments Committee has        Officer must either supervise a              I. Investment Advisory Agreement
established three Sub-Committees that are    competitive bidding process or prepare an
responsible for overseeing the management    independent written evaluation. The Senior      A. Nature, Extent and Quality of
of a number of the series portfolios of      Officer has recommended that an                    Services Provided by Invesco Aim
the AIM Funds. This Sub-Committee            independent written evaluation be provided
structure permits the Trustees to focus on   and, at the direction of the Board, has      The Board reviewed the advisory services
the performance of the AIM Funds that have   prepared an independent written              provided to the Fund by Invesco Aim under
been assigned to them. The Sub-Committees    evaluation.                                  the Fund's investment advisory agreement,
meet throughout the year to review the                                                    the performance of Invesco Aim in
performance of their assigned funds, and        During the annual contract renewal        providing these services, and the
the Sub-Committees review monthly and        process, the Board considered the factors    credentials and experience of the officers
quarterly comparative performance            discussed below under the heading "Factors   and employees of Invesco Aim who provide
information and periodic asset flow data     and Conclusions and Summary of Independent   these services. The Board's review of the
for their assigned funds. These materials    Written Fee Evaluation" in evaluating the    qualifications of Invesco Aim to provide
are prepared under the direction and         fairness and reasonableness of the Fund's    these services included the Board's
supervision of the independent Senior        investment advisory agreement and            consideration of Invesco Aim's portfolio
Officer. Over the course of each year, the   sub-advisory agreements at the contract      and product review process, various back
Sub-Committees meet with portfolio           renewal meetings and at their meetings       office support functions provided by
managers for their assigned funds and        throughout the year as part of their         Invesco Aim and its affiliates, and
other members of management and review       ongoing oversight of the Fund. The Fund's    Invesco Aim's equity and fixed income
with these individuals the performance,      investment advisory agreement and            trading operations. The Board concluded
investment objective(s), policies,           sub-advisory agreements were considered      that the nature, extent and quality of the
strategies and limitations of these funds.   separately, although the Board also          advisory services provided to the Fund by
                                             considered the common interests of all of    Invesco Aim were appropriate and that
   In addition to their meetings             the AIM Funds in their deliberations. The    Invesco Aim currently is providing
throughout the year, the Sub-Committees      Board considered all of the information      satisfactory advisory services in
meet at designated contract renewal          provided to them and did not identify any    accordance with the terms of the Fund's
meetings each year to conduct an in-depth    particular factor that was controlling.      investment advisory agreement. In
review of the performance, fees and          Each Trustee may have evaluated the          addition, based on their ongoing meetings
expenses of their assigned funds. During     information provided differently from one    throughout the year with the Fund's
the contract renewal process, the Trustees   another and attributed different weight to   portfolio manager or managers, the Board
receive                                      the various factors. The                     concluded that these individuals are
                                                                                          competent and able to continue to carry
                                                                                          out their responsibili-

                                                                                                                           continued


24              AIM LARGE CAP BASIC VALUE FUND

ties under the Fund's investment advisory    ate for the Board to continue to monitor     at least June 30, 2009. The Board also
agreement.                                   more closely the performance of the Fund.    considered the effect this fee waiver
                                             Although the independent written             would have on the Fund's total estimated
   In determining whether to continue the    evaluation of the Fund's Senior Officer      expenses.
Fund's investment advisory agreement, the    only considered Fund performance through
Board considered the prior relationship      the most recent calendar year, the Board        After taking account of the Fund's
between Invesco Aim and the Fund, as well    also reviewed more recent Fund performance   contractual advisory fee rate, as well as
as the Board's knowledge of Invesco Aim's    and this review did not change their         the comparative advisory fee information
operations, and concluded that it was        conclusions.                                 and the expense limitation discussed
beneficial to maintain the current                                                        above, the Board concluded that the Fund's
relationship, in part, because of such          C. Advisory Fees and Fee Waivers          advisory fees were fair and reasonable.
knowledge. The Board also considered the
steps that Invesco Aim and its affiliates    The Board compared the Fund's contractual       D. Economies of Scale and Breakpoints
have taken over the last several years to    advisory fee rate to the contractual
improve the quality and efficiency of the    advisory fee rates of funds in the Fund's    The Board considered the extent to which
services they provide to the AIM Funds in    Lipper expense group that are not managed    there are economies of scale in Invesco
the areas of investment performance,         by Invesco Aim, at a common asset level      Aim's provision of advisory services to
product line diversification,                and as of the end of the past calendar       the Fund. The Board also considered
distribution, fund operations, shareholder   year. The Board noted that the Fund's        whether the Fund benefits from such
services and compliance. The Board           contractual advisory fee rate was below      economies of scale through contractual
concluded that the quality and efficiency    the median contractual advisory fee rate     breakpoints in the Fund's advisory fee
of the services Invesco Aim and its          of funds in its expense group. The Board     schedule or through advisory fee waivers
affiliates provide to the AIM Funds in       also reviewed the methodology used by        or expense limitations. The Board noted
each of these areas have generally           Lipper in determining contractual fee        that the Fund's contractual advisory fee
improved, and support the Board's approval   rates.                                       schedule includes two breakpoints but
of the continuance of the Fund's                                                          that, due to the Fund's asset level at the
investment advisory agreement.                  The Board also compared the Fund's        end of the past calendar year and the way
                                             effective fee rate (the advisory fee after   in which the breakpoints have been
   B. Fund Performance                       any advisory fee waivers and before any      structured, the Fund has yet to benefit
                                             expense limitations/waivers) to the          from the breakpoints. Based on this
The Board compared the Fund's performance    advisory fee rates of other clients of       information, the Board concluded that the
during the past one, three and five          Invesco Aim and its affiliates with          Fund's advisory fees would reflect
calendar years to the performance of funds   investment strategies comparable to those    economies of scale at higher asset levels.
in the Fund's performance group that are     of the Fund, including three mutual funds    The Board also noted that the Fund shares
not managed by Invesco Aim, and against      advised by Invesco Aim. The Board noted      directly in economies of scale through
the performance of all funds in the Lipper   that the Fund's rate was below the rates     lower fees charged by third party service
Large-Cap Value Funds Index. The Board       for two of the mutual funds and the same     providers based on the combined size of
also reviewed the criteria used by Invesco   as the rate for the other mutual fund.       all of the AIM Funds and affiliates.
Aim to identify the funds in the Fund's
performance group for inclusion in the          Additionally, the Board compared the         E. Profitability and Financial
Lipper reports. The Board noted that the     Fund's effective fee rate to the total             Resources of Invesco Aim
Fund's performance was in the fourth         advisory fees paid by numerous separately
quintile of its performance group for the    managed accounts/wrap accounts advised by    The Board reviewed information from
one and three year periods, and in the       Invesco Aim affiliates. The Board noted      Invesco Aim concerning the costs of the
fifth quintile for the five year period      that the Fund's rate was generally above     advisory and other services that Invesco
(the first quintile being the best           the rates for the separately managed         Aim and its affiliates provide to the Fund
performing funds and the fifth quintile      accounts/ wrap accounts. The Board           and the profitability of Invesco Aim and
being the worst performing funds). The       considered that management of the            its affiliates in providing these
Board noted that the Fund's performance      separately managed accounts/wrap accounts    services. The Board also reviewed
was below the performance of the Index for   by the Invesco Aim affiliates involves       information concerning the financial
the one, three and five year periods. The    different levels of services and different   condition of Invesco Aim and its
Board also noted that Invesco Aim            operational and regulatory requirements      affiliates. The Board also reviewed with
acknowledges the Fund's underperformance     than Invesco Aim's management of the Fund.   Invesco Aim the methodology used to
and is focused on the longer term and        The Board concluded that these differences   prepare the profitability information. The
business issues that affect the Fund's       are appropriately reflected in the fee       Board considered the overall profitability
performance.                                 structure for the Fund.                      of Invesco Aim, as well as the
                                                                                          profitability of Invesco Aim in connection
   The Board also considered the steps          The Board noted that Invesco Aim has      with managing the Fund. The Board noted
Invesco Aim has taken over the last          contractually agreed to waive fees and/or    that Invesco Aim continues to operate at a
several years to improve the quality and     limit expenses of the Fund through at        net profit, although increased expenses in
efficiency of the services that Invesco      least June 30, 2009 in an amount necessary   recent years have reduced the
Aim provides to the AIM Funds. The Board     to limit total annual operating expenses     profitability of Invesco Aim and its
concluded that Invesco Aim continues to be   to a specified percentage of average daily   affiliates. The Board concluded that the
responsive to the Board's focus on fund      net assets for each class of the Fund. The   Fund's fees were fair and reasonable, and
performance. However, due to the Fund's      Board considered the contractual nature of   that the level of profits realized by
underperformance, the Board also             this fee waiver and noted that it remains    Invesco Aim and its affiliates from
concluded that it would be appropri-         in effect until                              providing services to the Fund was not
                                                                                          excessive in light of the nature, quality


                                                                                                                           continued


25              AIM LARGE CAP BASIC VALUE FUND

and extent of the services provided. The     and therefore may reduce Invesco Aim's       appropriate. The Board noted that the
Board considered whether Invesco Aim is      expenses. The Board also noted that          Affiliated Sub-Advisers, which have
financially sound and has the resources      research obtained through soft dollar        offices  and personnel that are
necessary to perform its obligations under   arrangements may be used by Invesco Aim in   geographically dispersed in financial
the Fund's investment advisory agreement,    making investment decisions for the Fund     centers around the world, have been formed
and concluded that Invesco Aim has the       and may therefore benefit Fund               in part for the purpose of researching and
financial resources necessary to fulfill     shareholders. The Board concluded that       compiling information and making
these obligations.                           Invesco Aim's soft dollar arrangements       recommendations on the markets and
                                             were appropriate. The Board also concluded   economies of various countries and
   F. Independent Written Evaluation of      that, based on their review and              securities of companies located in such
      the Fund's Senior Officer              representations made by Invesco Aim, these   countries or on various types of
                                             arrangements were consistent with            investments and investment techniques, and
The Board noted that, at their direction,    regulatory requirements.                     providing investment advisory services.
the Senior Officer of the Fund, who is                                                    The Board concluded that the sub-advisory
independent of Invesco Aim and Invesco          The Board considered the fact that the    agreements will benefit the Fund and its
Aim's affiliates, had prepared an            Fund's uninvested cash and cash collateral   shareholders by permitting Invesco Aim to
independent written evaluation to assist     from any securities lending arrangements     utilize the additional resources and
the Board in determining the                 may be invested in money market funds        talent of the Affiliated Sub-Advisers in
reasonableness of the proposed management    advised by Invesco Aim pursuant to           managing the Fund.
fees of the AIM Funds, including the Fund.   procedures approved by the Board. The
The Board noted that they had relied upon    Board noted that Invesco Aim will receive       B. Fund Performance
the Senior Officer's written evaluation      advisory fees from these affiliated money
instead of a competitive bidding process.    market funds attributable to such            The Board did not view Fund performance as
In determining whether to continue the       investments, although Invesco Aim has        a relevant factor in considering whether
Fund's investment advisory agreement, the    contractually agreed to waive through at     to approve the sub-advisory agreements for
Board considered the Senior Officer's        least June 30, 2009, the advisory fees       the Fund, as no Affiliated Sub-Adviser
written evaluation.                          payable by the Fund in an amount equal to    currently manages any portion of the
                                             100% of the net advisory fees Invesco Aim    Fund's assets.
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market
      and its Affiliates                     funds with respect to the Fund's                C. Sub-Advisory Fees
                                             investment of uninvested cash, but not
The Board considered various other           cash collateral. The Board considered the    The Board considered the services to be
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    provided by the Affiliated Sub-Advisers
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     pursuant to the sub-advisory agreements
relationship with the Fund, including the    least June 30, 2009. The Board concluded     and the services to be provided by Invesco
fees received by Invesco Aim and its         that the Fund's investment of uninvested     Aim pursuant to the Fund's investment
affiliates for their provision of            cash and cash collateral from any            advisory agreement, as well as the
administrative, transfer agency and          securities lending arrangements in the       allocation of fees between Invesco Aim and
distribution services to the Fund. The       affiliated money market funds is in the      the Affiliated Sub-Advisers pursuant to
Board considered the performance of          best interests of the Fund and its           the sub-advisory agreements. The Board
Invesco Aim and its affiliates in            shareholders.                                noted that the sub-advisory fees have no
providing these services and the                                                          direct effect on the Fund or its
organizational structure employed by         II. Sub-Advisory Agreements                  shareholders, as they are paid by Invesco
Invesco Aim and its affiliates to provide                                                 Aim to the Affiliated Sub-Advisers, and
these services. The Board also considered       A. Nature, Extent and Quality of          that Invesco Aim and the Affiliated
that these services are provided to the            Services Provided by Affiliated        Sub-Advisers are affiliates. After taking
Fund pursuant to written contracts which           Sub-Advisers                           account of the Fund's contractual
are reviewed and approved on an annual                                                    sub-advisory fee rate, as well as other
basis by the Board. The Board concluded      The Board reviewed the services to be        relevant factors, the Board concluded that
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    the Fund's sub-advisory fees were fair and
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          reasonable.
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco       D. Financial Resources of the
continue to provide these services to the    Australia Limited, Invesco Global Asset            Affiliated Sub-Advisers
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong
                                             Limited, Invesco Institutional (N.A.),       The Board considered whether each
   The Board considered the benefits         Inc. and Invesco Senior Secured              Affiliated Sub-Adviser is financially
realized by Invesco Aim as a result of       Management, Inc. (collectively, the          sound and has the resources necessary to
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         perform its obligations under its
through "soft dollar" arrangements. Under    sub-advisory agreements and the              respective sub-advisory agreement, and
these arrangements, portfolio brokerage      credentials and experience of the officers   concluded that each Affiliated Sub-Adviser
commissions paid by the Fund and/or other    and employees of the Affiliated              has the financial resources necessary to
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these          fulfill these obligations.
pay for research and execution services.     services. The Board concluded that the
The Board noted that soft dollar             nature, extent and quality of the services
arrangements shift the payment obligation    to be provided by the Affiliated
for the research and execution services      Sub-Advisers were
from Invesco Aim to the funds


26              AIM LARGE CAP BASIC VALUE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $27,041,909
     Qualified Dividend Income*                                 100%
     Corporate Dividends Received Deduction*                    100%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008, and October 31, 2008 were 9.37%, 9.39%, 11.22%, and 13.55%, respectively.


27        AIM LARGE CAP BASIC VALUE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1998          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1988          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM LARGE CAP BASIC VALUE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM LARGE CAP BASIC VALUE FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Manage- ment Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                              invescoaim.com   LCBV-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM LARGE CAP GROWTH FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.

      [TAYLOR
       PHOTO]      MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2               AIM LARGE CAP GROWTH FUND

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                   Dear Fellow Shareholders:

                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of
     [CROCKETT     Trustees believes in the wisdom of a long-term perspective and consistent
       PHOTO]      investment discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.
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Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM LARGE CAP GROWTH FUND

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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

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=======================================================================================
PERFORMANCE SUMMARY                                                                       the Fund's maximum sector overweight at
                                                                                          1,000 basis points versus Russell 1000
For the 12 months ended October 31, 2008, Class A shares of AIM Large Cap Growth Fund,    Growth Index sectors. We seek to manage
at net asset value, produced double-digit negative returns but performed in line with     stock specific risk by building a
the Fund's style-specific index, the Russell 1000 Growth Index.(triangle)                 diversified portfolio of typically 50 to
                                                                                          80 stocks.
   The Fund narrowly underperformed its broad market index, the S&P 500
   Index.(triangle)                                                                       Our sell process is designed to avoid
   Your Fund's long-term performance appears later in this report.                        "high risk" situations we believe lead to
                                                                                          underperformance. Examples of "high risk"
FUND VS. INDEXES                                                                          situations include:
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does
not include applicable contingent deferred sales charges (CDSC) or front-end sales        o  Deteriorating business prospects
charges, which would have reduced performance.
                                                                                          o  Negative changes to investment thesis
Class A Shares                                                                  -37.45%
Class B Shares                                                                  -37.89    o  Sell model signals
Class C Shares                                                                  -37.89
Class R Shares                                                                  -37.62    MARKET CONDITIONS AND YOUR FUND
Class Y Shares*                                                                 -37.45
Investor Class Shares                                                           -37.43    Many factors contributed to the negative
S&P 500 Index(triangle) (Broad Market Index)                                    -36.08    performance of most major market indexes
Russell 1000 Growth Index(triangle) (Style-Specific Index)                      -36.95    for the fiscal year ended October 31,
Lipper Large-Cap Growth Funds Index(triangle) (Peer Group Index)                -39.10    2008.(1) The chief catalyst was the
                                                                                          ongoing subprime loan crisis and its
(triangle) Lipper Inc.                                                                    far-reaching effects on overall credit
                                                                                          availability. Additionally, record high
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     crude oil prices, falling home values and
   of Fund performance.                                                                   the weak U.S. dollar placed significant
=======================================================================================   pressure on the purchasing power of
                                                                                          consumers. Later in the fiscal year,
HOW WE INVEST                                                                             consumer confidence fell and market
                                                                                          volatility increased dramatically due to
We believe a growth investment strategy is   on the top 20% of the quantitative model.    growing fears of a global recession.
an essential component of a diversified
portfolio.                                      Our fundamental analysis seeks to            To ensure the orderly functioning of
                                             determine the company's drivers of           the credit markets and prevent a more
   We seek to identify large-cap companies   earnings. To accomplish this goal, we        severe economic downturn, in early October
with the potential to meet or exceed         examine financial statements to gain a       Congress enacted a $700 billion rescue
consensus earnings estimates and that can    critical understanding of growth drivers,    plan -- the Troubled Assets Relief
generate sustainable growth                  allowing us to quantify earnings power. We   Program. In addition, the U.S. Federal
characteristics. To accomplish this goal,    analyze industry trends, growth rates and    Reserve (the Fed), in concert with other
we use a rules-based approach that           the competitive landscape, and we talk or    central banks, lowered short-term interest
balances proprietary quantitative analysis   meet with company management to evaluate     rates. In early October, the Fed cut its
with rigorous fundamental analysis. We       proprietary products and the quality of      short term interest rate target from 2.0%
also incorporate a proprietary sell model    management. We also closely analyze          to 1.5%; later in the month, it cut that
that seeks to identify and eliminate         valuation levels to help reduce the risk     target rate from 1.5% to 1.0%.(2)
stocks at high risk of underperformance.     of holding highly priced stocks and to
                                             determine the potential for capital             In this environment, the Fund had
   Our quantitative model ranks companies    appreciation.                                double-digit negative performance and
based on a set of fundamental, valuation                                                  performed in line with the Russell 1000
and timeliness factors. This model              Portfolio construction plays an           Growth Index for the fiscal year.(1)
provides an objective approach to            important role in risk management. While     Outperformance versus the index in the
identifying new investment opportunities.    sector overweights and underweights are      con-
We focus our fundamental analysis            driven by our investment process, we cap

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Information Technology               31.1%   1. Computer Hardware                  9.9%    1. Hewlett-Packard Co.               5.5%
Health Care                          17.5    2. Aerospace & Defense                9.4     2. Lockheed Martin Corp.             4.7
Industrials                          14.5    3. Systems Software                   8.8     3. Baxter International Inc.         3.8
Consumer Staples                      8.6    4. Health Care Equipment              6.6     4. Accenture Ltd.-Class A            3.8
Consumer Discretionary                7.6    5. Biotechnology                      5.5     5. Amgen Inc.                        3.4
Energy                                7.0    ==========================================    6. Johnson & Johnson                 3.3
Materials                             3.7                                                  7. Microsoft Corp.                   3.3
Financials                            3.5    ==========================================    8. Wal-Mart Stores, Inc.             3.0
Telecommunication Services            0.6    Total Net Assets             $1.3 billion     9. Oracle Corp.                      2.5
Money Market Funds Plus                                                                   10. Apple Inc.                        2.4
   Other Assets Less Liabilities      5.9    Total Number of Holdings*              55    ==========================================
==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.
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4               AIM LARGE CAP GROWTH FUND

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sumer discretionary, energy and health          A third area of weakness for the Fund                  GEOFFREY KEELING
care sectors was offset by                   was the IT sector. Many IT holdings were                  Chartered Financial Analyst,
underperformance in the consumer staples,    hurt by the economic slowdown, as both         [KEELING   senior portfolio manager, is
information technology (IT) and              consumers and companies spent less on           PHOTO]    co-manager of AIM Large Cap
industrials sectors.                         technology products and services. Examples                Growth Fund. He joined
                                             of Fund holdings that detracted from         Invesco Aim in 1995. Mr. Keeling earned a
   The Fund outperformed its                 performance included HEWLETT-PACKARD,        B.B.A. degree in finance from The
style-specific index by the widest margin    CISCO SYSTEMS and APPLE. We reduced the      University of Texas at Austin.
in the consumer discretionary sector,        Fund's exposure to the IT sector in this
driven by both stock selection and an        environment.                                              ROBERT SHOSS
underweight position. The Fund's                                                                       Senior portfolio manager, is
underweight position was a benefit during       Our investment process also led us to       [SHOSS     co-manager of AIM Large Cap
the year as many consumer discretionary      reduce exposure to other sectors during         PHOTO]    Growth Fund. He joined
stocks had weak performance due to           the fiscal year, including                                Invesco Aim in 1995.
significant reductions in consumer           telecommunication services, industrials      Mr. Shoss earned a B.A. from The
spending. One holding that held up well in   and financials. Proceeds from these sales    University of Texas at Austin and an
this difficult environment was AUTOZONE,     were primarily invested in the more          M.B.A. and a J.D. from the University of
the largest auto parts retailer in the       defensive consumer staples sector.           Houston.
U.S.
                                                We thank you for your commitment to AIM   Assisted by the Large/Multi-Cap Growth
   The Fund also outperformed its            Large Cap Growth Fund.                       Team
style-specific index in the energy sector,
due to both stock selection and an           (1) Lipper Inc.
underweight position. After reaching highs
earlier in the fiscal year, the price of     (2) U.S. Federal Reserve
oil fell sharply due to weakening demand
caused by the global economic slowdown. As   The views and opinions expressed in
a result, the Fund's underweight position    management's discussion of Fund
in the energy sector benefited               performance are those of Invesco Aim
performance.                                 Advisors, Inc. These views and opinions
                                             are subject to change at any time based on
   Outperformance in the health care         factors such as market and economic
sector was driven primarily by stock         conditions. These views and opinions may
selection. Examples of stocks that were      not be relied upon as investment advice or
key drivers of performance included          recommendations, or as an offer for a
biotechnology holding AMGEN and pharmacy     particular security. The information is
benefit manager EXPRESS SCRIPTS. Both        not a complete analysis of every aspect of
holdings benefited from the macroeconomic    any market, country, industry, security or
environment that generally favored more      the Fund. Statements of fact are from
defensive sectors such as health care, as    sources considered reliable, but Invesco
well as company-specific drivers such as     Aim Advisors, Inc. makes no representation
higher-than-expected growth in revenues      or warranty as to their completeness or
and earnings.                                accuracy. Although historical performance
                                             is no guarantee of future results, these
   The Fund underperformed the Russell       insights may help you understand our
1000 Growth Index by the widest margin in    investment management philosophy.
the consumer staples sector, primarily
driven by an underweight position. While     See important Fund and index disclosures
the consumer staples sector had negative     later in this report.
returns, its more defensive nature made it
a refuge in the volatile market
environment, and it held up better than
all other sectors in the index. As a
result, the Fund's underweight position
detracted from performance.

   Underperformance in the industrials
sector was due to both stock selection and
an overweight position. Many holdings in
the industrials sector were hurt by fears
that the slowdown in the U.S. economy
would lead to a global recession. Fund
holdings in the sector that performed
poorly included power and automation
technology provider ABB. Several aerospace
and defense holdings also had weak
performance, including LOCKHEED MARTIN.
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5               AIM LARGE CAP GROWTH FUND

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YOUR FUND'S LONG-TERM PERFORMANCE

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Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable sales   effective than other types of charts in
charges and Fund expenses including          illustrating changes in value during the
management fees. Index results include       early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates the
reflect sales charges. Performance of an     dollar value of an investment, is
index of funds reflects fund expenses and    constructed with each segment representing
management fees; performance of a market     a percent change in the value of the
index does not. Performance shown in the     investment. In this chart, each segment
chart and table does not reflect deduction   represents a doubling, or 100% change, in
of taxes a shareholder would pay on Fund     the value of the investment. In other
distributions or sale of Fund shares.        words, the space between $5,000 and
                                             $10,000 is the same size as the space
                                             between $10,000 and $20,000.
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6               AIM LARGE CAP GROWTH FUND

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                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A SHARES (OLDEST SHARE CLASS WITH SALES CHARGE)
Index data from 2/28/99, Fund data from 3/1/99

             AIM Large Cap
           Growth Fund-Class                          Russell 1000        Lipper Large-Cap
  Date          A Shares        S&P 500 Index(1)    Growth Index(1)    Growth Funds Index(1)

2/28/99                              $10000              $10000                $10000
   3/99          $10116               10400               10527                 10568
   4/99            9935               10803               10540                 10605
   5/99            9621               10548               10216                 10253
   6/99           10354               11132               10932                 10966
   7/99           10098               10786               10584                 10622
   8/99           10117               10732               10757                 10624
   9/99           10098               10438               10531                 10516
  10/99           10745               11099               11327                 11323
  11/99           11458               11324               11938                 11882
  12/99           13180               11990               13179                 13202
   1/00           13313               11388               12561                 12672
   2/00           16092               11173               13175                 13338
   3/00           16692               12265               14119                 14274
   4/00           15808               11896               13447                 13170
   5/00           14818               11652               12770                 12412
   6/00           16778               11939               13737                 13233
   7/00           16911               11753               13165                 12965
   8/00           19529               12482               14357                 14086
   9/00           18578               11823               12999                 13012
  10/00           16883               11773               12384                 12324
  11/00           13809               10846               10558                 10670
  12/00           14303               10899               10224                 10604
   1/01           13770               11285               10930                 10912
   2/01           10762               10257                9075                  9223
   3/01            9402                9608                8087                  8265
   4/01           10497               10354                9110                  9152
   5/01           10258               10423                8976                  9082
   6/01            9954               10169                8768                  8821
   7/01            9582               10069                8549                  8505
   8/01            8812                9440                7850                  7858
   9/01            7936                8677                7066                  7068
  10/01            8393                8843                7437                  7361
  11/01            9049                9521                8151                  8036
  12/01            9135                9605                8136                  8073
   1/02            9021                9464                7992                  7890
   2/02            8517                9282                7661                  7564
   3/02            8984                9631                7925                  7868
   4/02            8365                9047                7279                  7344
   5/02            8184                8981                7103                  7210
   6/02            7670                8341                6446                  6623
   7/02            7147                7691                6091                  6125
   8/02            7156                7742                6109                  6159
   9/02            6671                6901                5476                  5562
  10/02            7014                7508                5978                  5990
  11/02            7062                7949                6303                  6238
  12/02            6719                7483                5867                  5803
   1/03            6586                7287                5725                  5670
   2/03            6624                7178                5699                  5609
   3/03            6767                7247                5805                  5714
   4/03            7129                7844                6234                  6132
====================================================================================================================================
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(1) Lipper Inc.

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                                                          [MOUNTAIN CHART]

   5/03            7529                8257                6545                  6433
   6/03            7586                8362                6635                  6486
   7/03            7748                8510                6800                  6674
   8/03            7995                8675                6969                  6838
   9/03            7843                8583                6895                  6693
  10/03            8452                9069                7282                  7099
  11/03            8624                9148                7358                  7166
  12/03            8690                9628                7613                  7368
   1/04            8852                9804                7768                  7509
   2/04            8852                9941                7818                  7542
   3/04            8900                9791                7673                  7458
   4/04            8690                9637                7583                  7290
   5/04            8957                9769                7725                  7422
   6/04            9119                9959                7821                  7529
   7/04            8577                9630                7379                  7083
   8/04            8491                9668                7343                  7033
   9/04            8739                9773                7413                  7198
  10/04            8720                9922                7528                  7285
  11/04            9196               10324                7787                  7610
  12/04            9462               10675                8092                  7917
   1/05            9234               10415                7823                  7645
   2/05            9330               10634                7906                  7695
   3/05            9168               10445                7762                  7555
   4/05            8797               10247                7614                  7390
   5/05            9225               10573                7982                  7801
   6/05            9358               10588                7953                  7816
   7/05            9625               10982                8342                  8209
   8/05            9501               10882                8234                  8122
   9/05            9768               10970                8272                  8219
  10/05            9635               10787                8192                  8166
  11/05           10044               11195                8545                  8539
  12/05           10121               11199                8518                  8517
   1/06           10663               11495                8668                  8750
   2/06           10491               11526                8654                  8632
   3/06           10662               11670                8782                  8715
   4/06           10662               11826                8770                  8701
   5/06           10081               11486                8473                  8295
   6/06           10072               11501                8439                  8268
   7/06            9987               11572                8278                  8056
   8/06           10110               11847                8537                  8243
   9/06           10339               12152                8771                  8421
  10/06           10653               12548                9080                  8674
  11/06           10815               12786                9260                  8872
  12/06           10938               12966                9291                  8919
   1/07           11177               13162                9530                  9149
   2/07           10806               12905                9351                  8943
   3/07           10978               13049                9402                  9010
   4/07           11416               13627                9844                  9376
   5/07           11872               14102               10198                  9693
   6/07           11720               13868               10046                  9602
   7/07           11397               13438                9890                  9480
   8/07           11625               13640               10048                  9636
   9/07           12272               14149               10469                 10224
  10/07           13015               14374               10825                 10681
  11/07           12501               13773               10426                 10246
  12/07           12634               13678               10389                 10255
   1/08           11434               12857                9579                  9377
   2/08           11263               12440                9388                  9182
   3/08           10901               12386                9331                  9104
   4/08           11567               12989                9821                  9665
   5/08           11995               13157               10181                  9928
   6/08           11214               12049                9448                  9198
   7/08           10985               11948                9268                  9017
   8/08           10900               12121                9368                  9041
   9/08            9691               11042                8283                  7882
  10/08            8135                9188                6825                  6505
====================================================================================================================================
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==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CLASS SHARES WAS 1.34%, 2.09%, 2.09%,
                                                                                          1.59%, 1.09% AND 1.25%, RESPECTIVELY. THE
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar      EXPENSE RATIOS PRESENTED ABOVE MAY VARY
applicable sales charges                     quarter-end, including maximum applicable    FROM THE EXPENSE RATIOS PRESENTED IN OTHER
                                             sales charges                                SECTIONS OF THIS REPORT THAT ARE BASED ON
                                                                                          EXPENSES INCURRED DURING THE PERIOD
CLASS A SHARES                               CLASS A SHARES                               COVERED BY THIS REPORT.
Inception (3/1/99)                  -2.11%   Inception (3/1/99)                  -0.33%
   5 Years                          -1.88       5 Years                           3.14       CLASS A SHARE PERFORMANCE REFLECTS THE
   1 Year                          -40.91       1 Year                          -25.37    MAXIMUM 5.50% SALES CHARGE, AND CLASS B
                                                                                          AND CLASS C SHARE PERFORMANCE REFLECTS THE
CLASS B SHARES                               CLASS B SHARES                               APPLICABLE CONTINGENT DEFERRED SALES
Inception (4/5/99)                  -3.18%   Inception (4/5/99)                  -1.41%   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
   5 Years                          -1.86       5 Years                           3.24    CDSC ON CLASS B SHARES DECLINES FROM 5%
   1 Year                          -40.99       1 Year                          -25.55    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
                                                                                          THE BEGINNING OF THE SEVENTH YEAR. THE
CLASS C SHARES                               CLASS C SHARES                               CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
Inception (4/5/99)                  -3.29%   Inception (4/5/99)                  -1.52%   YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
   5 Years                          -1.48       5 Years                           3.56    HAVE A FRONT-END SALES CHARGE; RETURNS
   1 Year                          -38.51       1 Year                          -22.41    SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                                                                          REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
CLASS R SHARES                               CLASS R SHARES                               ON A TOTAL REDEMPTION OF RETIREMENT PLAN
Inception                           -1.72%   Inception                            0.07%   ASSETS WITHIN THE FIRST YEAR. CLASS Y AND
   5 Years                          -0.99       5 Years                          -4.08    INVESTOR CLASS SHARES DO NOT HAVE A
   1 Year                          -37.62       1 Year                          -21.24    FRONT-END SALES CHARGE OR A CDSC;
                                                                                          THEREFORE, PERFORMANCE IS AT NET ASSET
CLASS Y SHARES                               INVESTOR CLASS SHARES                        VALUE.
Inception                           -1.54%   Inception                            0.33%
   5 Years                          -0.75       5 Years                           4.46       THE PERFORMANCE OF THE FUND'S SHARE
   1 Year                          -37.45       1 Year                          -21.03    CLASSES WILL DIFFER PRIMARILY DUE TO
                                             ==========================================   DIFFERENT SALES CHARGE STRUCTURES AND
INVESTOR CLASS SHARES                                                                     CLASS EXPENSES.
Inception                           -1.46%   FORMANCE AND RESTATED CLASS A SHARE
   5 Years                          -0.62    PERFORMANCE (FOR PERIODS PRIOR TO THE        (1) Total annual operating expenses less
   1 Year                          -37.43    INCEPTION DATE OF INVESTOR CLASS SHARES)        any contractual fee waivers and/or
==========================================   AT NET ASSET VALUE, WHICH RESTATED              expense reimbursements by the advisor
                                             PERFORMANCE WILL REFLECT THE HIGHER RULE        in effect through at least June
CLASS R SHARES' INCEPTION DATE IS JUNE 3,    12B-1 FEES APPLICABLE TO CLASS A SHARES         30, 2009. See current prospectus for
2002. RETURNS SINCE THAT DATE ARE            FOR THE PERIOD USING BLENDED RETURNS.           more information.
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    CLASS A SHARES' INCEPTION DATE IS MARCH
BLENDED RETURNS OF HISTORICAL CLASS R        1,1999.
SHARE PERFORMANCE AND RESTATED CLASS A
SHARE PERFORMANCE (FOR PERIODS PRIOR TO         THE PERFORMANCE DATA QUOTED REPRESENT
THE INCEPTION DATE OF CLASS R SHARES) AT     PAST PERFORMANCE AND CANNOT GUARANTEE
NET ASSET VALUE, ADJUSTED TO REFLECT THE     COMPARABLE FUTURE RESULTS; CURRENT
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
R SHARES. CLASS A SHARES' INCEPTION DATE     VISIT INVESCOAIM.COM FOR THE MOST RECENT
IS MARCH 1,1999.                             MONTH-END PERFORMANCE. PERFORMANCE FIGURES
                                             REFLECT REINVESTED DISTRIBUTIONS, CHANGES
   CLASS Y SHARES' INCEPTION DATE IS         IN NET ASSET VALUE AND THE EFFECT OF THE
OCTOBER 3,2008; RETURNS SINCE THAT DATE      MAXIMUM SALES CHARGE UNLESS OTHERWISE
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    STATED. INVESTMENT RETURN AND PRINCIPAL
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
PERFORMANCE AND RESTATED CLASS A SHARE       A GAIN OR LOSS WHEN YOU SELL SHARES.
PERFORMANCE (FOR PERIODS PRIOR TO THE
INCEPTION DATE OF CLASS Y SHARES) AT NET        THE NET ANNUAL FUND OPERATING EXPENSE
ASSET VALUE. THE RESTATED CLASS A SHARE      RATIO SET FORTH IN THE MOST RECENT FUND
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     PROSPECTUS AS OF THE DATE OF THIS REPORT
APPLICABLE TO CLASS A SHARES AS WELL AS      FOR CLASS A, CLASS B, CLASS C, CLASS R,
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    CLASS Y AND INVESTOR CLASS SHARES WAS
RECEIVED BY CLASS A SHARES. CLASS A          1.33%, 2.08%, 2.08%, 1.58%, 1.08% AND
SHARES' INCEPTION DATE IS MARCH 1,1999.      1.24%, RESPECTIVELY.(1) THE TOTAL ANNUAL
                                             FUND OPERATING EXPENSE RATIO SET FORTH IN
   INVESTOR CLASS SHARES' INCEPTION DATE     THE MOST RECENT FUND PROSPECTUS AS OF THE
IS SEPTEMBER 30,2003. RETURNS SINCE THAT     DATE OF THIS REPORT FOR CLASS A, CLASS B,
DATE ARE HISTORICAL RETURNS. ALL OTHER       CLASS C, CLASS R, CLASS Y AND INVESTOR
RETURNS ARE BLENDED RETURNS OF HISTORICAL
INVESTOR CLASS SHARE PER-


7               AIM LARGE CAP GROWTH FUND

AIM LARGE CAP GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31,2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o  Effective September 30, 2003, only        o  THE S&P 500--REGISTERED TRADEMARK--       o  The Chartered Financial
   previously established qualified plans       INDEX is a market                            Analyst--REGISTERED TRADEMARK--
   are eligible to purchase Class B shares      capitalization-weighted index covering       (CFA--REGISTERED TRADEMARK--)
   of any AIM fund.                             all major areas of the U.S. economy. It      designation is a globally recognized
                                                is not the 500 largest companies, but        standard for measuring the competence
o  Class R shares are available only to         rather the most widely held 500              and integrity of investment
   certain retirement plans. Please see         companies chosen with respect to market      professionals.
   the prospectus for more information.         size, liquidity, and their industry.
                                                                                          o  The returns shown in management's
o  Class Y shares are available only to      o  The RUSSELL 1000--REGISTERED                 discussion of Fund performance are
   certain investors. Please see the            TRADEMARK-- GROWTH INDEX measures the        based on net asset values calculated
   prospectus for more information.             performance of those Russell 1000            for shareholder transactions. Generally
                                                companies with higher price-to-book          accepted accounting principles require
o  All Investor Class shares are closed to      ratios and higher forecasted growth          adjustments to be made to the net
   new investors. Contact your financial        values. The Russell 1000 Growth Index        assets of the Fund at period end for
   advisor about purchasing our other           is a trademark/service mark of the           financial reporting purposes, and as
   share classes.                               Frank Russell Company.                       such, the net asset values for
                                                Russell--REGISTERED TRADEMARK-- is a         shareholder transactions and the
PRINCIPAL RISKS OF INVESTING IN THE FUND        trademark of the Frank Russell Company.      returns based on those net asset values
                                                                                             may differ from the net asset values
o  Prices of equity securities change in     o  The LIPPER LARGE-CAP GROWTH FUNDS INDEX      and returns reported in the Financial
   response to many factors, including the      is an equally weighted representation        Highlights.
   historical and prospective earnings of       of the largest funds in the Lipper
   the issuer, the value of its assets,         Large-Cap Growth Funds category. These    o  Industry classifications used in this
   general economic conditions, interest        funds typically have an above-average        report are generally according to the
   rates, investor perceptions and market       price-to-earnings ratio, price-to-book       Global Industry Classification
   liquidity.                                   ratio, and three-year sales-per-share        Standard, which was developed by and is
                                                growth value, compared to the S&P 500        the exclusive property and a service
o  Foreign securities have additional           Index.                                       mark of MSCI Inc. and Standard &
   risks, including exchange rate changes,                                                   Poor's.
   political and economic upheaval,          o  The Fund is not managed to track the
   relative lack of information,                performance of any particular index,
   relatively low market liquidity, and         including the indexes defined here, and
   the potential lack of strict financial       consequently, the performance of the
   and accounting controls and standards.       Fund may deviate significantly from the
                                                performance of the indexes.
o  Although the Fund's returns during
   certain periods were positively           o  A direct investment cannot be made in
   affected by its investments in initial       an index. Unless otherwise indicated,
   public offerings (IPOs), there can be        index results include reinvested
   no assurance that the Fund will have         dividends, and they do not reflect
   favorable IPO investment opportunities       sales charges. Performance of an index
   in the future.                               of funds reflects fund expenses;
                                                performance of a market index does not.
o  The prices of securities held by the
   Fund may decline in response to market
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       LCGAX
=======================================================================================   Class B Shares                       LCGBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       LCGCX
                                                                                          Class R Shares                       LCRGX
                                                                                          Class Y Shares                       LCGYX
                                                                                          Investor Class Shares                LCGIX
                                                                                          ==========================================


8               AIM LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008






                                                       SHARES           VALUE
---------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-94.10%

AEROSPACE & DEFENSE-9.39%

General Dynamics Corp.                                  283,296    $   17,088,415
---------------------------------------------------------------------------------
Lockheed Martin Corp.                                   707,279        60,154,079
---------------------------------------------------------------------------------
Raytheon Co.                                            572,802        29,275,910
---------------------------------------------------------------------------------
United Technologies Corp.                               231,392        12,717,304
=================================================================================
                                                                      119,235,708
=================================================================================


APPAREL RETAIL-0.77%

Ross Stores, Inc.(b)                                    300,000         9,807,000
=================================================================================


APPLICATION SOFTWARE-2.92%

Adobe Systems Inc.(c)                                   882,300        23,504,472
---------------------------------------------------------------------------------
Intuit Inc.(c)                                          538,300        13,489,798
=================================================================================
                                                                       36,994,270
=================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-0.22%

Janus Capital Group Inc.(b)                             235,097         2,760,039
=================================================================================


AUTOMOTIVE RETAIL-1.55%

AutoZone, Inc.(c)                                       155,000        19,729,950
=================================================================================


BIOTECHNOLOGY-5.49%

Amgen Inc.(c)                                           728,300        43,617,887
---------------------------------------------------------------------------------
Gilead Sciences, Inc.(c)                                569,200        26,097,820
=================================================================================
                                                                       69,715,707
=================================================================================

COMMUNICATIONS EQUIPMENT-1.78%

Cisco Systems, Inc.(c)                                1,064,247        18,911,669
---------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(c)                      72,058         3,633,885
=================================================================================
                                                                       22,545,554
=================================================================================


COMPUTER HARDWARE-9.94%

Apple Inc.(c)                                           286,923        30,870,046
---------------------------------------------------------------------------------
Hewlett-Packard Co.                                   1,827,997        69,975,725
---------------------------------------------------------------------------------
International Business Machines Corp.                   272,927        25,374,023
=================================================================================
                                                                      126,219,794
=================================================================================


CONSTRUCTION & ENGINEERING-1.46%

Fluor Corp.                                             465,606        18,591,648
=================================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.58%

Joy Global Inc.                                         252,809         7,326,405
=================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-0.78%

MasterCard, Inc.-Class A(b)                              67,011         9,905,566
=================================================================================


DISTILLERS & VINTNERS-2.00%

Diageo PLC (United Kingdom)                           1,660,000        25,396,677
=================================================================================


DIVERSIFIED BANKS-0.63%

Unibanco-Uniao de Bancos Brasileiros S.A.-GDR
  (Brazil)                                              126,667         7,990,154
=================================================================================


DIVERSIFIED METALS & MINING-0.59%

Rio Tinto plc-ADR (United Kingdom)(b)                    40,066         7,447,067
=================================================================================


EDUCATION SERVICES-1.45%

Apollo Group Inc.-Class A(c)                            265,000        18,420,150
=================================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.83%

Waste Management, Inc.                                  337,200        10,530,756
=================================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-3.10%

CF Industries Holdings, Inc.                            195,400        12,542,726
---------------------------------------------------------------------------------
Mosaic Co. (The)                                         98,688         3,889,294
---------------------------------------------------------------------------------
Syngenta AG (Switzerland)                               123,000        22,901,987
=================================================================================
                                                                       39,334,007
=================================================================================


FOOTWEAR-2.19%

NIKE, Inc.-Class B                                      481,696        27,760,141
=================================================================================


HEALTH CARE EQUIPMENT-6.55%

Bard (C.R.), Inc.                                       241,291        21,293,931
---------------------------------------------------------------------------------
Baxter International Inc.                               793,408        47,993,250
---------------------------------------------------------------------------------
St. Jude Medical, Inc.(c)                               365,800        13,911,374
=================================================================================
                                                                       83,198,555
=================================================================================


HEALTH CARE SERVICES-0.96%

Express Scripts, Inc.(c)                                201,798        12,230,977
=================================================================================


HEAVY ELECTRICAL EQUIPMENT-2.19%

ABB Ltd. (Switzerland)(c)                             2,107,807        27,861,071
=================================================================================


HOUSEHOLD PRODUCTS-1.48%

Procter & Gamble Co. (The)                              291,800        18,832,772
=================================================================================


HYPERMARKETS & SUPER CENTERS-3.03%

Wal-Mart Stores, Inc.                                   688,900        38,447,509
=================================================================================


INTEGRATED OIL & GAS-4.47%

Exxon Mobil Corp.                                       227,718        16,878,458
---------------------------------------------------------------------------------
Marathon Oil Corp.                                      363,221        10,569,731
---------------------------------------------------------------------------------
Occidental Petroleum Corp.                              527,797        29,313,846
=================================================================================
                                                                       56,762,035
=================================================================================


INTERNET SOFTWARE & SERVICES-1.19%

Google Inc.-Class A(c)                                   41,865        15,044,606
=================================================================================


IT CONSULTING & OTHER SERVICES-3.77%

Accenture Ltd.-Class A                                1,447,938        47,854,351
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM LARGE CAP GROWTH FUND

                                                       SHARES           VALUE
---------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE-0.83%

Unum Group                                              668,300    $   10,525,725
=================================================================================


LIFE SCIENCES TOOLS & SERVICES-1.14%

Invitrogen Corp.(b)(c)                                  504,170        14,515,054
=================================================================================


OIL & GAS DRILLING-1.64%

ENSCO International Inc.(b)                             548,651        20,854,225
=================================================================================


OIL & GAS EQUIPMENT & SERVICES-0.91%

National-Oilwell Varco Inc.(c)                          384,824        11,502,389
=================================================================================


PHARMACEUTICALS-3.35%

Johnson & Johnson                                       693,205        42,521,195
=================================================================================


PROPERTY & CASUALTY INSURANCE-1.86%

Chubb Corp. (The)                                       453,794        23,642,667
=================================================================================


RESTAURANTS-1.65%

McDonald's Corp.                                        361,400        20,935,902
=================================================================================


SEMICONDUCTORS-1.91%

Intel Corp.                                             667,741        10,683,856
---------------------------------------------------------------------------------
Xilinx, Inc.(b)                                         738,400        13,601,328
=================================================================================
                                                                       24,285,184
=================================================================================


SOFT DRINKS-2.11%

PepsiCo, Inc.                                           469,407        26,760,893
=================================================================================


SYSTEMS SOFTWARE-8.77%

BMC Software, Inc.(c)                                   749,969        19,364,199
---------------------------------------------------------------------------------
Microsoft Corp.                                       1,903,623        42,507,902
---------------------------------------------------------------------------------
Oracle Corp.(c)                                       1,749,613        32,000,422
---------------------------------------------------------------------------------
Symantec Corp.(c)                                     1,383,806        17,408,279
=================================================================================
                                                                      111,280,802
=================================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.62%

America Movil SAB de C.V.-Series L-ADR (Mexico)         253,848         7,854,057
=================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,291,939,839)                                        1,194,620,562
=================================================================================



MONEY MARKET FUNDS-5.01%

Liquid Assets Portfolio-Institutional Class(d)       31,818,777        31,818,777
---------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)             31,818,777        31,818,777
=================================================================================
     Total Money Market Funds (Cost $63,637,554)                       63,637,554
=================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.11% (Cost $1,355,577,393)                                1,258,258,116
=================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN



MONEY MARKET FUNDS-3.47%

Liquid Assets Portfolio-Institutional Class (Cost
  $44,013,089)(d)(e)                                 44,013,089        44,013,089
=================================================================================
TOTAL INVESTMENTS-102.58% (Cost $1,399,590,482)                     1,302,271,205
=================================================================================
OTHER ASSETS LESS LIABILITIES-(2.58)%                                 (32,794,119)
=================================================================================
NET ASSETS-100.00%                                                 $1,269,477,086
_________________________________________________________________________________
=================================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at October 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008






ASSETS:

Investments, at value (Cost
  $1,291,939,839)*                       $ 1,194,620,562
--------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   107,650,643
========================================================
     Total investments (Cost
       $1,399,590,482)                     1,302,271,205
========================================================
Receivables for:
  Investments sold                            21,193,878
--------------------------------------------------------
  Fund shares sold                             1,211,014
--------------------------------------------------------
  Dividends                                    1,559,844
--------------------------------------------------------
  Fund expenses absorbed                         109,643
--------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              164,568
--------------------------------------------------------
Other assets                                      36,761
========================================================
     Total assets                          1,326,546,913
________________________________________________________
========================================================




LIABILITIES:

Payables for:
  Fund shares reacquired                      11,050,671
--------------------------------------------------------
  Collateral upon return of securities
     loaned                                   44,013,089
--------------------------------------------------------
  Accrued fees to affiliates                   1,269,179
--------------------------------------------------------
  Accrued other operating expenses               303,499
--------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               433,389
========================================================
     Total liabilities                        57,069,827
========================================================
Net assets applicable to shares
  outstanding                            $ 1,269,477,086
________________________________________________________
========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $ 2,468,510,674
--------------------------------------------------------
Undistributed net investment income
  (loss)                                        (434,839)
--------------------------------------------------------
Undistributed net realized gain (loss)    (1,101,267,289)
--------------------------------------------------------
Unrealized appreciation (depreciation)       (97,331,460)
========================================================
                                         $ 1,269,477,086
________________________________________________________
========================================================



NET ASSETS:

Class A                                  $   633,595,290
________________________________________________________
========================================================
Class B                                  $   184,572,585
________________________________________________________
========================================================
Class C                                  $    98,284,361
________________________________________________________
========================================================
Class R                                  $     7,473,704
________________________________________________________
========================================================
Class Y                                  $     5,405,726
________________________________________________________
========================================================
Investor Class                           $   203,881,946
________________________________________________________
========================================================
Institutional Class                      $   136,263,474
________________________________________________________
========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                       74,111,378
________________________________________________________
========================================================
Class B                                       23,083,060
________________________________________________________
========================================================
Class C                                       12,289,553
________________________________________________________
========================================================
Class R                                          885,625
________________________________________________________
========================================================
Class Y                                          632,471
________________________________________________________
========================================================
Investor Class                                23,682,192
________________________________________________________
========================================================
Institutional Class                           15,535,824
________________________________________________________
========================================================
Class A:
  Net asset value per share              $          8.55
--------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.55 /
       94.50%)                           $          9.05
________________________________________________________
========================================================
Class B:
  Net asset value and offering price
     per share                           $          8.00
________________________________________________________
========================================================
Class C:
  Net asset value and offering price
     per share                           $          8.00
________________________________________________________
========================================================
Class R:
  Net asset value and offering price
     per share                           $          8.44
________________________________________________________
========================================================
Class Y:
  Net asset value and offering price
     per share                           $          8.55
________________________________________________________
========================================================
Investor Class:
  Net asset value and offering price
     per share                           $          8.61
________________________________________________________
========================================================
Institutional Class:
  Net asset value and offering price
     per share                           $          8.77
________________________________________________________
========================================================




* At October 31, 2008, securities with an aggregate value of $43,761,738 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS

For the years ended October 31, 2008





INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $397,434)                           $  22,051,533
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $190,585)                                                                         1,685,949
================================================================================================
     Total investment income                                                          23,737,482
================================================================================================


EXPENSES:

Advisory fees                                                                         12,340,389
------------------------------------------------------------------------------------------------
Administrative services fees                                                             450,287
------------------------------------------------------------------------------------------------
Custodian fees                                                                           135,498
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              2,253,257
------------------------------------------------------------------------------------------------
  Class B                                                                              3,503,636
------------------------------------------------------------------------------------------------
  Class C                                                                              1,478,485
------------------------------------------------------------------------------------------------
  Class R                                                                                 51,069
------------------------------------------------------------------------------------------------
  Investor Class                                                                         578,040
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                      6,804,251
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      45,676
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 71,020
------------------------------------------------------------------------------------------------
Other                                                                                    631,755
================================================================================================
     Total expenses                                                                   28,343,363
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (727,399)
================================================================================================
     Net expenses                                                                     27,615,964
================================================================================================
Net investment income (loss)                                                          (3,878,482)
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities sold to affiliates
     of $509,188)                                                                     (8,406,102)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     107,066
================================================================================================
                                                                                      (8,299,036)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (810,357,123)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     (22,118)
================================================================================================
                                                                                    (810,379,241)
================================================================================================
Net realized and unrealized gain (loss)                                             (818,678,277)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $(822,556,759)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------


OPERATIONS:

  Net investment income (loss)                                            $    (3,878,482)   $  (10,547,743)
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (8,299,036)       92,059,612
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (810,379,241)      366,180,724
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (822,556,759)      447,692,593
===========================================================================================================
Share transactions-net:
  Class A                                                                     (39,483,656)     (116,424,142)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                    (168,470,883)     (240,673,085)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                     (20,314,860)      (30,338,732)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                         445,943        (1,882,749)
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       5,981,922                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                              (28,879,171)      (56,295,760)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (23,417,366)       70,700,909
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (274,138,071)     (374,913,559)
===========================================================================================================
     Net increase (decrease) in net assets                                 (1,096,694,830)       72,779,034
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         2,366,171,916     2,293,392,882
===========================================================================================================
  End of year (includes undistributed net investment income (loss)
     $(434,839) and $(418,922), respectively)                             $ 1,269,477,086    $2,366,171,916
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008
(Unaudited)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


14        AIM LARGE CAP GROWTH FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.


15        AIM LARGE CAP GROWTH FUND

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.695%
-------------------------------------------------------------------
Next $250 million                                            0.67%
-------------------------------------------------------------------
Next $500 million                                            0.645%
-------------------------------------------------------------------
Next $1.5 billion                                            0.62%
-------------------------------------------------------------------
Next $2.5 billion                                            0.595%
-------------------------------------------------------------------
Next $2.5 billion                                            0.57%
-------------------------------------------------------------------
Next $2.5 billion                                            0.545%
-------------------------------------------------------------------
Over $10 billion                                             0.52%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.32%, 2.07%, 2.07%, 1.57%, 1.07%, 1.32% and 1.07% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $60,719 and reimbursed class level expenses of $251,980, $97,952, $41,334, $2,856, $640 and $82,759 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense

16        AIM LARGE CAP GROWTH FUND
reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $41,563.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $139,361 in front-end sales commissions from the sale of Class A shares and $1,846, $358,545, $8,086 and $0 from Class A, Class B and Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $2,804,651 and securities sales of $5,631,007, which resulted in net realized gains of $509,188.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $147,596.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $7,291 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


17        AIM LARGE CAP GROWTH FUND

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2008 and 2007.

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                         2008
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                          $  (109,864,004)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                            (12,183)
--------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                            (434,839)
--------------------------------------------------------------------------------------------------
Capital loss carryforward                                                           (1,088,722,562)
--------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        2,468,510,674
==================================================================================================
Total net assets                                                                   $ 1,269,477,086
__________________________________________________________________________________________________
==================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $993,937,939 of capital loss carryforward in the fiscal year ended October 31, 2009.

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                         CARRYFORWARD*
------------------------------------------------------------------------------------------------
October 31, 2009                                                                  $  626,953,135
------------------------------------------------------------------------------------------------
October 31, 2010                                                                     418,237,943
------------------------------------------------------------------------------------------------
October 31, 2011                                                                      35,095,604
------------------------------------------------------------------------------------------------
October 31, 2016                                                                       8,435,880
================================================================================================
Total capital loss carryforward                                                   $1,088,722,562
________________________________________________________________________________________________
================================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003 and March 27, 2006, the dates the reorganizations of INVESCO Growth Fund and AIM Blue Chip Fund, respectively, into the Fund are realized on securities held in each fund at such dates of reorganizations, the capital loss carryforward may be further limited for up to five years from the dates of the reorganizations.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $763,935,559 and $1,100,390,863, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  80,468,421
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (190,332,425)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(109,864,004)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $1,412,135,209.




18        AIM LARGE CAP GROWTH FUND

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, net operating losses and foreign currency transactions, on October 31, 2008, undistributed net investment income (loss) was increased by $3,862,565, undistributed net realized gain (loss) was increased by $203,452,129 and shares of beneficial interest decreased by $207,314,694. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
                                                           ---------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                                      2008(a)                             2007
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    7,664,271     $  91,037,443       7,618,152     $  91,863,662
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                    2,217,806        24,541,960       2,356,792        26,741,612
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    1,848,176        20,731,391       1,578,033        17,980,439
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                      350,523         4,043,656         361,342         4,194,311
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   634,153         5,995,392              --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                             1,779,026        20,922,946       1,656,255        20,005,885
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        2,157,808        26,339,770       7,234,808        87,008,177
==========================================================================================================================


Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                    9,753,821       111,629,605       9,931,414       118,653,844
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (10,394,624)     (111,629,605)    (10,498,260)     (118,653,844)
==========================================================================================================================

Reacquired:
  Class A(b)                                               (21,220,031)     (242,150,704)    (27,346,381)     (326,941,648)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (7,407,571)      (81,383,238)    (13,185,360)     (148,760,853)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (3,764,156)      (41,046,251)     (4,282,431)      (48,319,171)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (312,503)       (3,597,713)       (525,094)       (6,077,060)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    (1,682)          (13,470)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                         (4,273,164)      (49,802,117)     (6,365,957)      (76,301,645)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (4,475,993)      (49,757,136)     (1,318,036)      (16,307,268)
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in share activity                (25,444,140)    $(274,138,071)    (32,784,723)    $(374,913,559)
__________________________________________________________________________________________________________________________
==========================================================================================================================




(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 6% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 8% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:


CLASS                                                                     SHARES         AMOUNT
-------------------------------------------------------------------------------------------------
Class Y                                                                   630,344     $ 5,963,052
-------------------------------------------------------------------------------------------------
Class A                                                                  (593,682)     (5,616,232)
-------------------------------------------------------------------------------------------------
Investor Class                                                            (36,392)       (346,820)
_________________________________________________________________________________________________
=================================================================================================





19        AIM LARGE CAP GROWTH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                 NET GAINS
                                                  (LOSSES)
                    NET ASSET        NET       ON SECURITIES
                      VALUE,     INVESTMENT        (BOTH        TOTAL FROM     NET ASSET                   NET ASSETS,
                    BEGINNING      INCOME       REALIZED AND    INVESTMENT    VALUE, END      TOTAL       END OF PERIOD
                    OF PERIOD      (LOSS)       UNREALIZED)     OPERATIONS     OF PERIOD    RETURN(a)    (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08            $13.67       $(0.01)(c)      $(5.11)        $(5.12)       $ 8.55        (37.45)%     $  633,595
Year ended
  10/31/07             11.19        (0.04)(c)        2.52           2.48         13.67         22.16        1,064,817
Year ended
  10/31/06             10.12        (0.01)           1.08           1.07         11.19         10.57          981,750
Year ended
  10/31/05              9.16        (0.02)(e)        0.98           0.96         10.12         10.48          166,860
Year ended
  10/31/04              8.88        (0.08)(c)        0.36           0.28          9.16          3.15          177,498
-----------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08             12.88        (0.09)(c)       (4.79)         (4.88)         8.00        (37.89)         184,573
Year ended
  10/31/07             10.63        (0.12)(c)        2.37           2.25         12.88         21.17          497,990
Year ended
  10/31/06              9.69        (0.07)           1.01           0.94         10.63          9.70          637,594
Year ended
  10/31/05              8.82        (0.09)(e)        0.96           0.87          9.69          9.86          103,688
Year ended
  10/31/04              8.61        (0.14)(c)        0.35           0.21          8.82          2.44          112,931
-----------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08             12.88        (0.09)(c)       (4.79)         (4.88)         8.00        (37.89)          98,284
Year ended
  10/31/07             10.63        (0.12)(c)        2.37           2.25         12.88         21.17          182,975
Year ended
  10/31/06              9.69        (0.07)           1.01           0.94         10.63          9.70          179,730
Year ended
  10/31/05              8.83        (0.09)(e)        0.95           0.86          9.69          9.74           48,293
Year ended
  10/31/04              8.62        (0.14)(c)        0.35           0.21          8.83          2.44           48,420

CLASS R
Year ended
  10/31/08             13.53        (0.04)(c)       (5.05)         (5.09)         8.44        (37.62)           7,474
Year ended
  10/31/07             11.10        (0.07)(c)        2.50           2.43         13.53         21.89           11,465
Year ended
  10/31/06             10.07        (0.03)           1.06           1.03         11.10         10.23           11,231
Year ended
  10/31/05              9.13        (0.04)(e)        0.98           0.94         10.07         10.30            2,330
Year ended
  10/31/04              8.87        (0.10)(c)        0.36           0.26          9.13          2.93            2,761
-----------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)           9.46         0.00(c)        (0.91)         (0.91)         8.55         (9.62)           5,406
-----------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended
  10/31/08             13.76        (0.00)(c)       (5.15)         (5.15)         8.61        (37.43)         203,882
Year ended
  10/31/07             11.25        (0.03)(c)        2.54           2.51         13.76         22.31          360,073
Year ended
  10/31/06             10.18        (0.01)           1.08           1.07         11.25         10.51          347,621
Year ended
  10/31/05              9.20        (0.01)(e)        0.99           0.98         10.18         10.65          358,498
Year ended
  10/31/04              8.88        (0.05)(c)(h)     0.37           0.32          9.20          3.60(h)       376,905
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  10/31/08             13.94         0.06(c)        (5.23)         (5.17)         8.77        (37.09)         136,263
Year ended
  10/31/07             11.35         0.04(c)         2.55           2.59         13.94         22.82          248,852
Year ended
  10/31/06             10.21         0.05            1.09           1.14         11.35         11.17          135,466
Year ended
  10/31/05              9.18         0.03(e)         1.00           1.03         10.21         11.22          123,368
Year ended
  10/31/04(f)           9.13        (0.01)(c)        0.06           0.05          9.18          0.55           22,190
_______________________________________________________________________________________________________________________
=======================================================================================================================

                        RATIO OF            RATIO OF
                        EXPENSES            EXPENSES
                       TO AVERAGE        TO AVERAGE NET
                       NET ASSETS        ASSETS WITHOUT       RATIO OF NET
                    WITH FEE WAIVERS      FEE WAIVERS      INVESTMENT INCOME
                     AND/OR EXPENSES    AND/OR EXPENSES    (LOSS) TO AVERAGE     PORTFOLIO
                        ABSORBED            ABSORBED           NET ASSETS       TURNOVER(b)
-------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08                1.33%(d)            1.36%(d)           (0.09)%(d)          41%
Year ended
  10/31/07                1.33                1.34               (0.30)              55
Year ended
  10/31/06                1.32                1.42               (0.17)              70
Year ended
  10/31/05                1.47                1.56               (0.20)(e)          103
Year ended
  10/31/04                1.54                1.55               (0.92)             111
-------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08                2.08(d)             2.11(d)            (0.84)(d)           41
Year ended
  10/31/07                2.08                2.09               (1.05)              55
Year ended
  10/31/06                2.07                2.17               (0.92)              70
Year ended
  10/31/05                2.15                2.24               (0.88)(e)          103
Year ended
  10/31/04                2.19                2.20               (1.57)             111
-------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08                2.08(d)             2.11(d)            (0.84)(d)           41
Year ended
  10/31/07                2.08                2.09               (1.05)              55
Year ended
  10/31/06                2.07                2.17               (0.92)              70
Year ended
  10/31/05                2.15                2.24               (0.88)(e)          103
Year ended
  10/31/04                2.19                2.20               (1.57)             111

CLASS R
Year ended
  10/31/08                1.58(d)             1.61(d)            (0.34)(d)           41
Year ended
  10/31/07                1.58                1.59               (0.55)              55
Year ended
  10/31/06                1.57                1.67               (0.42)              70
Year ended
  10/31/05                1.65                1.74               (0.38)(e)          103
Year ended
  10/31/04                1.69                1.70               (1.07)             111
-------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)             1.08(d)(g)          1.27(d)(g)          0.16(d)(g)         41
-------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended
  10/31/08                1.27(d)             1.30(d)            (0.03)(d)           41
Year ended
  10/31/07                1.24                1.25               (0.21)              55
Year ended
  10/31/06                1.27                1.37               (0.12)              70
Year ended
  10/31/05                1.34                1.43               (0.07)(e)          103
Year ended
  10/31/04                1.19(h)             1.42               (0.57)(h)          111
-------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  10/31/08                0.73(d)             0.74(d)             0.51(d)            41
Year ended
  10/31/07                0.72                0.72                0.30               55
Year ended
  10/31/06                0.74                0.76                0.41               70
Year ended
  10/31/05                0.81                0.88                0.46(e)           103
Year ended
  10/31/04(f)             0.92(g)             0.93(g)            (0.30)(g)          111
___________________________________________________________________________________________
===========================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $901,303, $350,364, $147,849, $10,214, $5,186, $296,018 and $213,705 for Class A,
     Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.36)%; $(0.11) and (1.04)%; $(0.11) and (1.04)%; $(0.06) and
     (0.54)%; $(0.03) and (0.23)% and $0.01 and 0.30% for Class A, Class B,
     Class C, Class R, Investor Class and Institutional Class shares, respectively.
(f) Commencement date of Class Y and Institutional Class shares was October 3, 2008 and April 30, 2004, respectively.
(g)  Annualized.
(h) The advisor reimbursed Investor Class expenses related to an overpayment of 12b-1 fees of the INVESCO Growth Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Growth Fund. Had the advisor not reimbursed these expenses, the net investment income per share, the ratio of net expenses to average net assets, the ratio of net investment income to average net assets and the total return would have been $(0.07), 1.41%, (0.79)% and 3.27%, respectively.


20        AIM LARGE CAP GROWTH FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM LARGE CAP GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
     Class A        $1,000.00       $703.70        $5.65       $1,018.50       $ 6.70       1.32%
---------------------------------------------------------------------------------------------------
     Class B         1,000.00        701.10         8.85        1,014.73        10.48       2.07
---------------------------------------------------------------------------------------------------
     Class C         1,000.00        701.10         8.85        1,014.73        10.48       2.07
---------------------------------------------------------------------------------------------------
     Class R         1,000.00        702.70         6.72        1,017.24         7.96       1.57
---------------------------------------------------------------------------------------------------
     Class Y         1,000.00        903.80         0.81        1,019.71         5.48       1.08
---------------------------------------------------------------------------------------------------
 Investor Class      1,000.00        704.00         5.48        1,018.70         6.50       1.28
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM LARGE CAP GROWTH FUND

Supplement to Annual Report dated 10/31/08

AIM LARGE CAP GROWTH FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    The total annual Fund operating expense
                                             For periods ended 10/31/08                   ratio set forth in the most recent Fund
The following information has been                                                        prospectus as of the date of this
prepared to provide Institutional Class      Inception                           -1.28%   supplement for Institutional Class shares
shareholders with a performance overview      5 Years                            -0.25    was 0.72%. The expense ratios presented
specific to their holdings. Institutional     1 Year                            -37.09    above may vary from the expense ratios
Class shares are offered exclusively to      ==========================================   presented in other sections of the actual
institutional investors, including defined                                                report that are based on expenses incurred
contribution plans that meet certain         ==========================================   during the period covered by the report.
criteria.                                    AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 9/30/08, most recent          Please note that past performance is
                                             calendar quarter-end                         not indicative of future results. More
                                                                                          recent returns may be more or less than
                                             Inception                            0.52%   those shown. All returns assume
                                              5 Years                             4.85    reinvestment of distributions at NAV.
                                              1 Year                            -20.55    Investment return and principal value will
                                             ==========================================   fluctuate so your shares, when redeemed,
                                                                                          may be worth more or less than their
                                             Institutional Class shares' inception date   original cost. See full report for
                                             is April 30, 2004. Returns since that date   information on comparative benchmarks.
                                             are historical returns. All other returns    Please consult your Fund prospectus for
                                             are blended returns of historical            more information. For the most current
                                             Institutional Class share performance and    month-end performance, please call 800 451
                                             restated Class A share performance (for      4246 or visit invescoaim.com.
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1
                                             fees applicable to Class A shares. Class A
                                             shares' inception date is March 1, 1999.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                     LCIGX
==========================================

Over for information on your Fund's
expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   LCG-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $705.60        $3.13       $1,021.47       $3.71        0.73%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM LARGE CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees                from one another and attributed different
Equity Funds is required under the           receive comparative performance and fee      weight to the various factors. The
Investment Company Act of 1940 to approve    data regarding the AIM Funds prepared by     Trustees recognized that the advisory
annually the renewal of the AIM Large Cap    an independent company, Lipper, Inc.         arrangements and resulting advisory fees
Growth Fund's (the Fund) investment          (Lipper), under the direction and            for the Fund and the other AIM Funds are
advisory agreement with Invesco Aim          supervision of the independent Senior        the result of years of review and
Advisors, Inc. (Invesco Aim). During         Officer who also prepares a separate         negotiation between the Trustees and
contract renewal meetings held on June       analysis of this information for the         Invesco Aim, that the Trustees may focus
18-19, 2008, the Board as a whole and the    Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
disinterested or "independent" Trustees,     recommendations to the Investments           these arrangements in some years than in
voting separately, approved the              Committee regarding the performance, fees    others, and that the Trustees'
continuance of the Fund's investment         and expenses of their assigned funds. The    deliberations and conclusions in a
advisory agreement for another year,         Investments Committee considers each         particular year may be based in part on
effective July 1, 2008. In doing so, the     Sub-Committee's recommendations and makes    their deliberations and conclusions of
Board determined that the Fund's             its own recommendations regarding the        these same arrangements throughout the
investment advisory agreement is in the      performance, fees and expenses of the AIM    year and in prior years.
best interests of the Fund and its           Funds to the full Board. The Investments
shareholders and that the compensation to    Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
Invesco Aim under the Fund's investment      Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
advisory agreement is fair and reasonable.   its annual recommendation to the Board
                                             whether to approve the continuance of each   The discussion below serves as a summary
   The independent Trustees met separately   AIM Fund's investment advisory agreement     of the Senior Officer's independent
during their evaluation of the Fund's        and sub-advisory agreements for another      written evaluation with respect to the
investment advisory agreement with           year.                                        Fund's investment advisory agreement as
independent legal counsel from whom they                                                  well as a discussion of the material
received independent legal advice, and the      The independent Trustees are assisted     factors and related conclusions that
independent Trustees also received           in their annual evaluation of the Fund's     formed the basis for the Board's approval
assistance during their deliberations from   investment advisory agreement by the         of the Fund's investment advisory
the independent Senior Officer, a            independent Senior Officer. One              agreement and sub-advisory agreements.
full-time officer of the AIM Funds who       responsibility of the Senior Officer is to   Unless otherwise stated, information set
reports directly to the independent          manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
Trustees.                                    proposed management fees are negotiated      does not reflect any changes that may have
                                             during the annual contract renewal process   occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          to ensure that they are negotiated in a      not limited to changes to the Fund's
                                             manner that is at arms' length and           performance, advisory fees, expense
The Board's Investments Committee has        reasonable. Accordingly, the Senior          limitations and/or fee waivers.
established three Sub-Committees that are    Officer must either supervise a
responsible for overseeing the management    competitive bidding process or prepare an    I. Investment Advisory Agreement
of a number of the series portfolios of      independent written evaluation. The Senior
the AIM Funds. This Sub-Committee            Officer has recommended that an                 A. Nature, Extent and Quality of
structure permits the Trustees to focus on   independent written evaluation be provided         Services Provided by Invesco Aim
the performance of the AIM Funds that have   and, at the direction of the Board, has
been assigned to them. The Sub-Committees    prepared an independent written              The Board reviewed the advisory services
meet throughout the year to review the       evaluation.                                  provided to the Fund by Invesco Aim under
performance of their assigned funds, and                                                  the Fund's investment advisory agreement,
the Sub-Committees review monthly and           During the annual contract renewal        the performance of Invesco Aim in
quarterly comparative performance            process, the Board considered the factors    providing these services, and the
information and periodic asset flow data     discussed below under the heading "Factors   credentials and experience of the officers
for their assigned funds. These materials    and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
are prepared under the direction and         Written Fee Evaluation" in evaluating the    these services. The Board's review of the
supervision of the independent Senior        fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Officer. Over the course of each year, the   investment advisory agreement and            these services included the Board's
Sub-Committees meet with portfolio           sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
managers for their assigned funds and        renewal meetings and at their meetings       and product review process, various back
other members of management and review       throughout the year as part of their         office support functions provided by
with these individuals the performance,      ongoing oversight of the Fund. The Fund's    Invesco Aim, and Invesco Aim's equity and
investment objective(s), policies,           investment advisory agreement and            fixed income trading operations. The Board
strategies and limitations of these funds.   sub-advisory agreements were considered      concluded that the nature, extent and
                                             separately, although the Board also          quality of the advisory services provided
   In addition to their meetings             considered the common interests of all of    to the Fund by Invesco Aim were
throughout the year, the Sub-Committees      the AIM Funds in their deliberations. The    appropriate and that Invesco Aim currently
meet at designated contract renewal          Board considered all of the information      is providing satisfactory advisory
meetings each year to conduct an in-depth    provided to them and did not identify any    services in accordance with the terms of
review of the performance, fees and          particular factor that was controlling.      the Fund's investment advisory agreement.
expenses of their assigned funds. During     Each Trustee may have evaluated the          In addition, based on their ongoing
the contract                                 information provided differently             meetings throughout the year with the
                                                                                          Fund's portfolio manager or managers,

                                                                                                                           continued


24              AIM LARGE CAP GROWTH FUND

the Board concluded that these individuals      C. Advisory Fees and Fee Waivers          tion would have on the Fund's estimated
are competent and able to continue to                                                     total expenses.
carry out their responsibilities under the   The Board compared the Fund's contractual
Fund's investment advisory agreement.        advisory fee rate to the contractual            After taking account of the Fund's
                                             advisory fee rates of funds in the Fund's    contractual advisory fee rate, as well as
   In determining whether to continue the    expense group that are not managed by        the comparative advisory fee information
Fund's investment advisory agreement, the    Invesco Aim, at a common asset level and     and the expense limitation discussed
Board considered the prior relationship      as of the end of the past calendar year.     above, the Board concluded that the Fund's
between Invesco Aim and the Fund, as well    The Board noted that the Fund's              advisory fees were fair and reasonable.
as the Board's knowledge of Invesco Aim's    contractual advisory fee rate was above
operations, and concluded that it was        the median contractual advisory fee rate        D. Economies of Scale and Breakpoints
beneficial to maintain the current           of funds in its expense group. The Board
relationship, in part, because of such       also reviewed the methodology used by        The Board considered the extent to which
knowledge. The Board also considered the     Lipper in determining contractual fee        there are economies of scale in Invesco
steps that Invesco Aim and its affiliates    rates.                                       Aim's provision of advisory services to
have taken over the last several years to                                                 the Fund. The Board also considered
improve the quality and efficiency of the       The Board also compared the Fund's        whether the Fund benefits from such
services they provide to the AIM Funds in    effective fee rate (the advisory fee after   economies of scale through contractual
the areas of investment performance,         any advisory fee waivers and before any      breakpoints in the Fund's advisory fee
product line diversification,                expense limitations/waivers) to the          schedule or through advisory fee waivers
distribution, fund operations, shareholder   advisory fee rates of other clients of       or expense limitations. The Board noted
services and compliance. The Board           Invesco Aim and its affiliates with          that the Fund's contractual advisory fee
concluded that the quality and efficiency    investment strategies comparable to those    schedule includes seven breakpoints and
of the services Invesco Aim and its          of the Fund, including two mutual funds      that the level of the Fund's advisory
affiliates provide to the AIM Funds in       advised by Invesco Aim and two mutual        fees, as a percentage of the Fund's net
each of these areas have generally           funds sub-advised by an Invesco Aim          assets, has decreased as net assets
improved, and support the Board's approval   affiliate. The Board noted that the Fund's   increased because of the breakpoints.
of the continuance of the Fund's             rate was: (i) above the rate for one         Based on this information, the Board
investment advisory agreement.               mutual fund and below the rate for the       concluded that the Fund's advisory fees
                                             second mutual fund; and (ii) above the       appropriately reflect economies of scale
   B. Fund Performance                       sub-advisory fee rates for the two           at current asset levels. The Board also
                                             sub-advised funds.                           noted that the Fund shares directly in
The Board compared the Fund's performance                                                 economies of scale through lower fees
during the past one, three and five             Additionally, the Board compared the      charged by third party service providers
calendar years to the performance of funds   Fund's effective fee rate to the total       based on the combined size of all of the
in the Fund's performance group that are     advisory fees paid by numerous separately    AIM Funds and affiliates.
not managed by Invesco Aim, and against      managed accounts/wrap accounts advised by
the performance of all funds in the Lipper   Invesco Aim affiliates. The Board noted         E. Profitability and Financial
Large-Cap Growth Funds Index. The Board      that the Fund's rate generally was above           Resources of Invesco Aim
also reviewed the criteria used by Invesco   the rates for the separately managed
Aim to identify the funds in the Fund's      accounts/wrap accounts. The Board            The Board reviewed information from
performance group for inclusion in the       considered that management of the            Invesco Aim concerning the costs of the
Lipper reports. The Board noted that the     separately managed accounts/wrap accounts    advisory and other services that Invesco
Fund's performance was in the second         by the Invesco Aim affiliates involves       Aim and its affiliates provide to the Fund
quintile of its performance group for the    different levels of services and different   and the profitability of Invesco Aim and
one, three and five year periods (the        operational and regulatory requirements      its affiliates in providing these
first quintile being the best performing     than Invesco Aim's management of the Fund.   services. The Board also reviewed
funds and the fifth quintile being the       The Board concluded that these differences   information concerning the financial
worst performing funds). The Board noted     are appropriately reflected in the fee       condition of Invesco Aim and its
that the Fund's performance was above the    structure for the Fund.                      affiliates. The Board also reviewed with
performance of the Index for the one,                                                     Invesco Aim the methodology used to
three and five year periods. The Board          The Board noted that Invesco Aim has      prepare the profitability information. The
also considered the steps Invesco Aim has    contractually agreed to waive fees and/or    Board considered the overall profitability
taken over the last several years to         limit expenses of the Fund through at        of Invesco Aim, as well as the
improve the quality and efficiency of the    least June 30, 2009 in an amount necessary   profitability of Invesco Aim in connection
services that Invesco Aim provides to the    to limit total annual operating expenses     with managing the Fund. The Board noted
AIM Funds. The Board concluded that          to a specified percentage of average daily   that Invesco Aim continues to operate at a
Invesco Aim continues to be responsive to    net assets for each class of the Fund. The   net profit, although increased expenses in
the Board's focus on fund performance.       Board considered the contractual nature of   recent years have reduced the
Although the independent written             this fee waiver and noted that it remains    profitability of Invesco Aim and its
evaluation of the Fund's Senior Officer      in effect until at least June 30, 2009.      affiliates. The Board concluded that the
only considered Fund performance through     Invesco Aim informed the Board that it had   Fund's fees were fair and reasonable, and
the most recent calendar year, the Board     analyzed the total expenses of the Fund,     that the level of profits realized by
also reviewed more recent Fund performance   which are impacted by transfer agent fees,   Invesco Aim and its affiliates from
and this review did not change their         and determined that the total expenses are   providing services to the Fund was not
conclusions.                                 currently appropriate. The Board also        excessive in light of the nature, quality
                                             considered the effect this expense           and extent of the services provided. The
                                             limita-                                      Board considered whether Invesco Aim is

                                                                                                                           continued


25          AIM LARGE CAP GROWTH FUND

financially sound and has the resources      research obtained through soft dollar        and personnel that are geographically
necessary to perform its obligations under   arrangements may be used by Invesco Aim in   dispersed in financial centers around the
the Fund's investment advisory agreement,    making investment decisions for the Fund     world, have been formed in part for the
and concluded that Invesco Aim has the       and may therefore benefit Fund               purpose of researching and compiling
financial resources necessary to fulfill     shareholders. The Board concluded that       information and making recommendations on
these obligations.                           Invesco Aim's soft dollar arrangements       the markets and economies of various
                                             were appropriate. The Board also concluded   countries and securities of companies
   F. Independent Written Evaluation of      that, based on their review and              located in such countries or on various
      the Fund's Senior Officer              representations made by Invesco Aim, these   types of investments and investment
                                             arrangements were consistent with            techniques, and providing investment
The Board noted that, at their direction,    regulatory requirements.                     advisory services. The Board concluded
the Senior Officer of the Fund, who is                                                    that the sub-advisory agreements will
independent of Invesco Aim and Invesco          The Board considered the fact that the    benefit the Fund and its shareholders by
Aim's affiliates, had prepared an            Fund's uninvested cash and cash collateral   permitting Invesco Aim to utilize the
independent written evaluation to assist     from any securities lending arrangements     additional resources and talent of the
the Board in determining the                 may be invested in money market funds        Affiliated Sub-Advisers in managing the
reasonableness of the proposed management    advised by Invesco Aim pursuant to           Fund.
fees of the AIM Funds, including the Fund.   procedures approved by the Board. The
The Board noted that they had relied upon    Board noted that Invesco Aim will receive       B. Fund Performance
the Senior Officer's written evaluation      advisory fees from these affiliated money
instead of a competitive bidding process.    market funds attributable to such            The Board did not view Fund performance as
In determining whether to continue the       investments, although Invesco Aim has        a relevant factor in considering whether
Fund's investment advisory agreement, the    contractually agreed to waive through at     to approve the sub-advisory agreements for
Board considered the Senior Officer's        least June 30, 2009, the advisory fees       the Fund, as no Affiliated Sub-Adviser
written evaluation.                          payable by the Fund in an amount equal to    currently manages any portion of the
                                             100% of the net advisory fees Invesco Aim    Fund's assets.
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market
      and its Affiliates                     funds with respect to the Fund's                C. Sub-Advisory Fees
                                             investment of uninvested cash, but not
The Board considered various other           cash collateral. The Board considered the    The Board considered the services to be
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    provided by the Affiliated Sub-Advisers
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     pursuant to the sub-advisory agreements
relationship with the Fund, including the    least June 30, 2009. The Board concluded     and the services to be provided by Invesco
fees received by Invesco Aim and its         that the Fund's investment of uninvested     Aim pursuant to the Fund's investment
affiliates for their provision of            cash and cash collateral from any            advisory agreement, as well as the
administrative, transfer agency and          securities lending arrangements in the       allocation of fees between Invesco Aim and
distribution services to the Fund. The       affiliated money market funds is in the      the Affiliated Sub-Advisers pursuant to
Board considered the performance of          best interests of the Fund and its           the sub-advisory agreements. The Board
Invesco Aim and its affiliates in            shareholders.                                noted that the sub-advisory fees have no
providing these services and the                                                          direct effect on the Fund or its
organizational structure employed by         II. Sub-Advisory Agreements                  shareholders, as they are paid by Invesco
Invesco Aim and its affiliates to provide                                                 Aim to the Affiliated Sub-Advisers, and
these services. The Board also considered       A. Nature, Extent and Quality of          that Invesco Aim and the Affiliated
that these services are provided to the            Services Provided by Affiliated        Sub-Advisers are affiliates. After taking
Fund pursuant to written contracts which           Sub-Advisers                           account of the Fund's contractual
are reviewed and approved on an annual                                                    sub-advisory fee rate, as well as other
basis by the Board. The Board concluded      The Board reviewed the services to be        relevant factors, the Board concluded that
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    the Fund's sub-advisory fees were fair and
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          reasonable.
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco       D. Financial Resources of the
continue to provide these services to the    Australia Limited, Invesco Global Asset            Affiliated Sub-Advisers
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong
                                             Limited, Invesco Institutional (N.A.),       The Board considered whether each
   The Board considered the benefits         Inc. and Invesco Senior Secured              Affiliated Sub-Adviser is financially
realized by Invesco Aim as a result of       Management, Inc. (collectively, the          sound and has the resources necessary to
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         perform its obligations under its
through "soft dollar" arrangements. Under    sub-advisory agreements and the              respective sub-advisory agreement, and
these arrangements, portfolio brokerage      credentials and experience of the officers   concluded that each Affiliated Sub-Adviser
commissions paid by the Fund and/or other    and employees of the Affiliated              has the financial resources necessary to
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these          fulfill these obligations.
pay for research and execution services.     services. The Board concluded that the
The Board noted that soft dollar             nature, extent and quality of the services
arrangements shift the payment obligation    to be provided by the Affiliated
for the research and execution services      Sub-Advisers were appropriate. The Board
from Invesco Aim to the funds and            noted that the Affiliated Sub-Advisers,
therefore may reduce Invesco Aim's           which have offices
expenses. The Board also noted that


26          AIM LARGE CAP GROWTH FUND

TAX INFORMATION

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 18.32%, 20.72%, 18.84%, and 13.02%, respectively.


27        AIM LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1998          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1988          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM LARGE CAP GROWTH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM LARGE CAP GROWTH FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the        [INVESCO AIM LOGO]
investment advisors for the products and services represented by Invesco Aim; they each provide                -- SERVICE MARK --
investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   LCG-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM SUMMIT FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        12   Financial Statements
                        15   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2               AIM SUMMIT FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
    [CROCKETT      believes in the wisdom of a long-term perspective and consistent investment
      PHOTO]       discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM SUMMIT FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   timeliness analysis employs moving average
PERFORMANCE SUMMARY                                                                       analysis and other selected factors to
                                                                                          identify the timeliness of a stock
For the fiscal year ended October 31, 2008, Class A shares of AIM Summit Fund, at net     transaction.
asset value, had negative returns but held up slightly better than their style-specific
index, the Russell 1000 Growth Index.(triangle) The Fund's performance was due               We carefully construct the portfolio
primarily to stock selection and sector allocation. The Fund's cash position also         with a goal to minimize unnecessary risk.
contributed to performance.                                                               We seek to accomplish this goal by
                                                                                          diversifying portfolio holdings across
   The Fund also held up slightly better than the broad market, represented by the S&P    countries, sectors, industries and market
500 Index.(triangle) Fund performance versus the S&P 500 Index was due largely to stock   capitalizations. Additionally, we avoid
selection and an underweight position in the financials sector, stock selection in the    building concentrated position sizes and
health care and information technology sectors, and an overweight position in the         expect to hold numerous stocks in the
consumer staples sector.                                                                  portfolio. Our target holding period is
                                                                                          two to three years for each stock.
   Your Fund's long-term performance appears later in this report.
                                                                                             We consider selling a stock when it no
FUND VS. INDEXES                                                                          longer meets our investment criteria,
                                                                                          based on:
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does
not include applicable contingent deferred sales charges (CDSC) or front-end sales        o  Deteriorating fundamental business
charges, which would have reduced performance.                                               prospects

Class A Shares                                                                  -35.26%   o  Declining quantitative rank
Class B Shares                                                                  -35.70
Class C Shares                                                                  -35.77    o  Negative changes to the investment
Class P Shares                                                                  -35.17       thesis
Class Y Shares*                                                                 -35.26
S&P 500 Index(triangle) (Broad Market Index)                                    -36.08    o  Finding a more attractive opportunity
Russell 1000 Growth Index(triangle) (Style-Specific Index)                      -36.95
Lipper Mutli-Cap Growth Funds Index(triangle) (Peer Group Index)                -41.64    MARKET CONDITIONS AND YOUR FUND

(triangle) Lipper Inc.                                                                    Many factors contributed to the negative
                                                                                          performance of most major market indexes
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     for the fiscal year ended October 31,
   of Fund performance.                                                                   2008.(1)The chief catalyst was the ongoing
=======================================================================================   subprime loan crisis and its far-reaching
HOW WE INVEST                                   Our stock selection process is based on   effects on overall credit availability.
                                             a rigorous three-step process that           Additionally, record high crude oil
We believe a growth investment strategy is   includes fundamental, valuation and          prices, falling home values and the weak
an essential component of a diversified      timeliness analysis. Importantly, we         U.S. dollar placed significant pressure on
portfolio.                                   search for compelling growth companies in    the purchasing power of consumers. Later
                                             all areas of the market, including many      in the fiscal year, consumer confidence
   Our investment process seeks to           sectors that are not traditionally           fell and market volatility increased
identify companies that generate             identified as growth sectors.                dramatically due to growing fears of a
sustainable revenue, earnings and cash                                                    global recession.
flow growth that is not fully reflected in      Our fundamental analysis focuses on
investor expectations or equity              identifying industries and companies with       To ensure the orderly functioning of
valuations.                                  strong fundamental drivers of high-quality   the credit markets and prevent a more
                                             growth in revenues, earnings and cash        severe economic downturn, in early October
   We begin with a quantitative model that   flow. Our valuation analysis focuses on      Congress enacted a $700 billion rescue
ranks companies based on a set of growth,    identifying attractively valued stocks       plan -- the Troubled Assets Relief
quality and timeliness factors. This         based on their growth potential over a two   Program. In addition, the U.S. Federal
proprietary model provides an objective      to three-year time horizon. Our
approach to identifying new investment
opportunities.
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES                          TOP 10 EQUITY HOLDINGS*

By sector
                                             1. Health Care Equipment              8.9%    1. Johnson & Johnson                 3.7%
Consumer Staples                     19.5%   2. Aerospace & Defense                7.8     2. Procter & Gamble Co. (The)        3.7
Health Care                          16.4    3. Household Products                 7.2     3. Colgate-Palmolive Co.             3.5
Industrials                          15.4    4. Soft Drinks                        6.4     4. Coca-Cola Co. (The)               3.4
Energy                               15.0    5. Integrated Oil & Gas               5.1     5. Microsoft Corp.                   3.2
Information Technology               11.6    ==========================================    6. Baxter International Inc.         3.0
Materials                             6.3                                                  7. Kellogg Co.                       2.9
Financials                            4.3                                                  8. KDDI Corp.                        2.8
Telecommunication Services            3.2    ==========================================    9. Raytheon Co.                      2.8
Consumer Discretionary                1.5    Total Net Assets             $1.6 billion    10. PepsiCo, Inc.                     2.6
Money Market Funds Plus Other                Total Number of Holdings*              90
Assets Less Liabilities               6.8    ==========================================   ==========================================
==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4               AIM SUMMIT FUND

Reserve (the Fed), in concert with other        The Fund's underperformance versus the                 ROBERT LLOYD
central banks, lowered short-term interest   Russell 1000 Growth Index was concentrated                Chartered Financial Analyst,
rates. In early October, the Fed cut its     in four sectors: materials, industrials,        [LLOYD    senior portfolio manager, is
short term interest rate target from 2.0%    energy and consumer discretionary. The          PHOTO]    lead manager of AIM Summit
to 1.5%; later in the month, it cut that     Fund underperformed by the widest margins                 Fund. He joined Invesco Aim
target rate from 1.5% to 1.0%.(1)            in the materials and industrials sectors,    in 2000. Mr. Lloyd earned a B.B.A. from
                                             driven by an overweight position and stock   the University of Notre Dame and an M.B.A.
   In this environment, the Fund had         selection. Many holdings in these two        from the University of Chicago.
negative performance but outperformed the    sectors were hurt by fears that the
Russell 1000 Growth Index for the fiscal     slowdown in the U.S. economy would lead to                RYAN AMERMAN
year.(2) Outperformance versus the index     a global recession. Examples of holdings                  Chartered Financial Analyst,
was driven by solid stock selection and an   in these two sectors that detracted from        [AMERMAN  portfolio manager, is manager
underweight position in the financials       Fund performance included materials               PHOTO]  of AIM Summit Fund. He joined
sector, stock selection in the health care   holdings XSTRATA and THE MOSAIC COMPANY,                  Invesco Aim in 1996. Mr.
sector and an overweight position in the     as well as industrials holding MCDERMOTT     Amerman earned a B.B.A. degree from
more defensive consumer staples sector.      INTERNATIONAL.                               Stephen F. Austin State University and an
                                                                                          M.B.A. degree with an emphasis in finance
   The Fund outperformed its                    The Fund also underperformed its          from the University of St. Thomas.
style-specific index by the widest margin    style-specific index in the energy and
in the financials sector. The financials     consumer discretionary sectors.              Assisted by the Large/Multi-Cap Growth
sector was the weakest performing sector     Underperformance in the energy sector was    Team
in the Russell 1000 Growth Index for the     driven largely by an overweight position.
fiscal year, as the credit crisis            After reaching all-time highs in the
intensified and a liquidity crunch           fiscal year, the price of oil fell sharply
emerged. Outperformance versus the index     due to weakening demand caused by the
in this sector was driven by stock           global economic slowdown. Key detractors
selection and an underweight position. Key   from performance included CONSOL ENERGY
contributors to Fund performance included    and VALERO. Underperformance in the
insurance holdings CHUBB and ACE. The        consumer discretionary sector was due to
Fund's underweight positions in the          stock selection.
capital markets, consumer finance,
diversified financials and real estate          During the fiscal year, our investment
industries were also key drivers of          process led us to reduce our exposure to
outperformance versus the index, as many     the more economically sensitive consumer
companies in these industries had steep      discretionary and information technology
declines in their stock prices when          sectors and the troubled financials
investor confidence faltered.                sector. Proceeds from these sales were
                                             primarily invested in the more defensive
   Outperformance in the health care         consumer staples sector and the
sector was driven largely by stock           industrials sector where many companies
selection. One of the leading contributors   have benefited from economic development
to Fund performance was biotechnology        and expansion.
holding GENENTECH, which benefited from
strong sales of its flagship products           We thank you for your commitment to AIM
Herceptin and Rituxan. We sold our           Summit Fund.
Genentech holdings after the company
received a takeover bid from its largest     (1) U.S. Federal Reserve
shareholder, a European pharmaceutical
company.                                     (2) Lipper Inc.

   The Fund also outperformed the Russell    The views and opinions expressed in
1000 Growth Index in the consumer staples    management's discussion of Fund
sector, due to both an overweight position   performance are those of Invesco Aim
and stock selection. While the consumer      Advisors, Inc. These views and opinions
staples sector had negative returns, its     are subject to change at any time based on
more defensive nature made it a refuge in    factors such as market and economic
the volatile market environment, and it      conditions. These views and opinions may
held up better than all other sectors in     not be relied upon as investment advice or
the index. Examples of holdings that made    recommendations, or as an offer for a
key contributions to Fund performance        particular security. The information is
included food and staples retailing          not a complete analysis of every aspect of
holdings KROGER and WAL-MART. We sold our    any market, country, industry, security or
Wal-Mart holdings before the close of the    the Fund. Statements of fact are from
fiscal year.                                 sources considered reliable, but Invesco
                                             Aim Advisors, Inc. makes no representation
   The Fund's cash position was also a       or warranty as to their completeness or
driver of outperformance versus the          accuracy. Although historical performance
Russell 1000 Growth Index given the weak     is no guarantee of future results, these
market environment.                          insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5               AIM SUMMIT FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               Performance of an index of funds          the value of the Fund's Class P shares and
comparable future results.                   reflects fund expenses and management        the Fund's indexes. We believe a
                                             fees; performance of a market index does     logarithmic chart is more effective than
   The performance data shown in the first   not. Performance shown in the charts and     other types of charts in illustrating
chart above is that of the Fund's Class P    table does not reflect deduction of taxes    changes in value during the early years
shares. The data shown in this chart         a shareholder would pay on Fund              shown in the chart. The vertical axis, the
includes reinvested distributions and Fund   distributions or sale of Fund shares. The    one that indicates the dollar value of an
expenses including management fees. Index    performance of the Fund's share classes      investment, is constructed with each
results include reinvested dividends.        will differ primarily due to different       segment represents a doubling, or 100%
                                             sales charge structures and class            change, in the value of the investment.
   The performance data shown in the         expenses.                                    The second chart above is a linear chart.
second chart is that of the Fund's Class
A, B and C shares. The data shown in this       Invesco Aim's policy is to plot funds
chart includes reinvested distributions,     with more than five years of history on a
applicable sales charges and Fund expenses   logarithmic chart, and to plot funds with
including management fees. Index results     less than five years of history on a
include reinvested dividends, but they do    linear chart. The first chart is a
not reflect sales charges.                   logarithmic chart, which presents the
                                             fluctuation in


6               AIM SUMMIT FUND

====================================================================================================================================
                                                    [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - CLASS P SHARES (OLDEST SHARE CLASS)
Index data from 10/31/82, Fund data from 11/1/82

           AIM Summit Fund-                          Russell 1000      Lipper Multi-Cap
  Date      Class P Shares     S&P 500 Index(1)    Growth Index(1)    Growth Funds Index(1)

10/31/82                            $ 10000            $ 10000              $ 10000
   11/82        $  9920               10404              10689                10716
   12/82           9860               10605              10817                10808
    1/83          10160               10999              11092                11116
    2/83          10460               11251              11498                11800
    3/83          10820               11666              11841                12016
    4/83          11539               12586              12606                12762
    5/83          11959               12476              12633                13140
    6/83          12420               12961              13362                13770
    7/83          11680               12579              12737                13162
    8/83          11460               12768              12660                12908
    9/83          11600               12944              12895                13227
   10/83          10879               12794              12412                12593
   11/83          11159               13064              12700                13006
   12/83          10839               12996              12545                12868
    1/84          10079               12923              11896                12223
    2/84           9667               12468              11327                11557
    3/84           9790               12684              11537                11704
    4/84           9769               12804              11602                11677
    5/84           9361               12095              10979                11106
    6/84           9728               12357              11401                11450
    7/84           9564               12204              11208                11160
    8/84          10604               13552              12486                12453
    9/84          10502               13554              12280                12168
   10/84          10482               13607              12367                12148
   11/84          10176               13455              12117                11858
   12/84          10257               13809              12426                12194
    1/85          11419               14884              13571                13395
    2/85          11663               15067              13774                13584
    3/85          11498               15076              13675                13391
    4/85          11375               15063              13469                13205
    5/85          11951               15934              14282                13937
    6/85          12321               16184              14553                14266
    7/85          12260               16161              14492                14261
    8/85          12136               16004              14359                14054
    9/85          11580               15521              13852                13420
   10/85          11888               16238              14451                13962
   11/85          12793               17352              15696                14924
   12/85          13348               18192              16509                15535
    1/86          13615               18294              16643                15881
    2/86          14745               19660              17966                17255
    3/86          15457               20757              19084                18200
    4/86          15349               20525              19108                18080
    5/86          16126               21617              20211                19105
    6/86          16406               21982              20647                19403
    7/86          15392               20753              19231                17965
    8/86          16105               22291              20118                18884
    9/86          14615               20448              18126                17243
   10/86          15435               21627              19168                18210
   11/86          15694               22153              19517                18448
   12/86          15222               21588              19047                18059
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   1/87           17272               24496              21778                20297
   2/87           19074               25463              23259                21768
   3/87           19028               26199              23633                21971
   4/87           18777               25966              23180                21597
   5/87           18937               26190              23430                21796
   6/87           19349               27512              24538                22585
   7/87           19990               28907              25709                23710
   8/87           20724               29985              26894                24487
   9/87           20243               29328              26195                24051
  10/87           14678               23014              20110                18387
  11/87           13281               21118              18374                17098
  12/87           14512               22725              20055                18892
   1/88           14970               23679              20290                19122
   2/88           16294               24778              21396                20356
   3/88           16116               24015              20677                20128
   4/88           16345               24281              20710                20273
   5/88           16497               24488              20635                20015
   6/88           17363               25612              21789                21252
   7/88           17031               25514              21432                20783
   8/88           16294               24649              20647                20016
   9/88           17008               25700              21696                20898
  10/88           17135               26414              22119                20907
  11/88           16830               26036              21701                20443
  12/88           17074               26489              22315                21185
   1/89           18374               28428              23875                22670
   2/89           18166               27720              23319                22336
   3/89           18478               28366              23867                22991
   4/89           19596               29839              25304                24437
   5/89           20351               31041              26452                25862
   6/89           19883               30867              26272                25407
   7/89           21676               33651              28929                27383
   8/89           21988               34308              29406                28344
   9/89           22065               34167              29541                28665
  10/89           21417               33374              29021                27518
  11/89           22014               34052              29779                27914
  12/89           22355               34869              30336                28110
   1/90           20719               32529              27897                25628
   2/90           21005               32949              28095                26117
   3/90           21780               33822              29213                27107
   4/90           21349               32980              28833                26408
   5/90           23731               36189              31829                29225
   6/90           23817               35946              32173                29333
   7/90           23845               35831              31880                28659
   8/90           21866               32596              28823                25813
   9/90           20633               31012              27269                24274
  10/90           20546               30881              27378                23740
  11/90           21952               32873              29223                25533
  12/90           22562               33787              30258                26447
   1/91           23785               35253              31819                28602
   2/91           25576               37771              34352                30653
   3/91           26619               38685              35705                31751
   4/91           26470               38777              35541                31547
   5/91           27603               40445              37130                33068
   6/91           26289               38592              35363                31107
   7/91           28019               40391              37262                33126
   8/91           28885               41344              38510                34315
   9/91           28498               40654              37840                34191
  10/91           29125               41198              38438                35005
  11/91           28408               39542              37454                33745
  12/91           32405               44058              42746                38081
   1/92           31025               43239              41716                38074
   2/92           31248               43796              41787                38656
   3/92           30317               42947              40642                37083
   4/92           30444               44205              40938                36501
   5/92           30669               44422              41233                36811
   6/92           29866               43760              40194                35593
   7/92           30989               45545              41991                36902
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   8/92           30056               44616              41478                36050
   9/92           30441               45142              41951                36756
  10/92           31598               45296              42585                37870
  11/92           33234               46836              44433                40101
  12/92           33859               47412              44877                41079
   1/93           33998               47810              44361                41720
   2/93           33505               48461              43651                40610
   3/93           34490               49483              44494                41983
   4/93           33121               48286              42710                40551
   5/93           34492               49575              44204                42757
   6/93           34737               49719              43802                43168
   7/93           34841               49520              43018                43181
   8/93           36176               51396              44786                45353
   9/93           36668               51001              44455                46314
  10/93           36737               52056              45691                46856
  11/93           35506               51562              45384                45441
  12/93           36657               52186              46165                46972
   1/94           38508               53960              47236                48532
   2/94           37753               52498              46372                47750
   3/94           35560               50214              44132                45186
   4/94           35748               50857              44335                45227
   5/94           35219               51686              45009                45087
   6/94           33670               50420              43676                43216
   7/94           34575               52073              45170                44456
   8/94           36729               54203              47686                46919
   9/94           36123               52881              47042                46196
  10/94           36954               54065              48148                47102
  11/94           35406               52097              46602                45265
  12/94           35622               52868              47385                45649
   1/95           35023               54237              48399                45636
   2/95           37016               56347              50427                47479
   3/95           38612               58010              51900                49027
   4/95           39770               59715              53036                50027
   5/95           40927               62098              54882                51333
   6/95           43960               63538              57000                54459
   7/95           47631               65641              59372                57939
   8/95           47912               65806              59437                58420
   9/95           49507               68583              62177                60027
  10/95           48428               68336              62221                59264
  11/95           49503               71329              64641                61238
  12/95           48141               72705              65009                61048
   1/96           48873               75177              67181                61976
   2/96           50941               75876              68410                63798
   3/96           51114               76605              68499                64174
   4/96           53485               77731              70301                67024
   5/96           54694               79729              72754                68867
   6/96           53529               80032              72856                67386
   7/96           49434               76494              68587                62501
   8/96           52064               78108              70356                65238
   9/96           55985               82498              75478                69472
  10/96           55985               84775              75931                69313
  11/96           59047               91175              81633                73263
  12/96           57712               89370              80033                71937
   1/97           60754               94947              85644                75390
   2/97           59089               95697              85061                73310
   3/97           55952               91773              80459                69527
   4/97           57994               97243              85802                71731
   5/97           63126              103185              91997                77814
   6/97           65645              107776              95677                80732
   7/97           73148              116345             104135                88167
   8/97           71056              109829              98043                85751
   9/97           75426              115837             102866                91179
  10/97           71957              111968              99060                87149
  11/97           72007              117152             103270                87698
  12/97           71683              119167             104427                88444
   1/98           71368              120478             107549                88833
   2/98           77783              129164             115637                96224
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   3/98           80833              135778             120251               100919
   4/98           82829              137163             121911               102090
   5/98           80411              134803             118448                98211
   6/98           84568              140276             125697               103259
   7/98           83460              138789             124868               100739
   8/98           68471              118734             106125                82092
   9/98           74202              126345             114275                88011
  10/98           78780              136604             123463                92957
  11/98           84885              144883             132859                99427
  12/98           96370              153228             144843               110384
   1/99          103232              159633             153345               117173
   2/99           97430              154668             146337               111068
   3/99          104620              160855             154049               117388
   4/99          107131              167080             154249               120240
   5/99          104507              163137             149514               117920
   6/99          111812              172158             159980               126162
   7/99          107183              166804             154892               123324
   8/99          107408              165970             157417               122090
   9/99          105958              161423             154111               121394
  10/99          112485              171641             165747               129953
  11/99          122968              175125             174697               140375
  12/99          145287              185422             192866               161571
   1/00          139345              176114             183820               159940
   2/00          159898              172786             192809               185514
   3/00          158603              189684             206614               184790
   4/00          144836              183975             196779               169305
   5/00          135335              180203             186862               157894
   6/00          151101              184636             201026               173557
   7/00          149031              181756             192643               168107
   8/00          168227              193043             210077               186313
   9/00          160724              182850             190204               174985
  10/00          147480              182082             181207               164819
  11/00          120786              167734             154497               137821
  12/00          123866              168556             149615               142108
   1/01          123866              174540             159954               144992
   2/01           98152              158639             132793               123766
   3/01           86295              148597             118346               110498
   4/01           95054              160128             133316               123990
   5/01           93942              161201             131356               123320
   6/01           90757              157284             128309               121125
   7/01           87172              155743             125101               114584
   8/01           81122              146009             114868               104696
   9/01           70536              134226             103404                89138
  10/01           74437              136790             108833                95520
  11/01           80726              147281             119292               104719
  12/01           82002              148578             119065               106352
   1/02           79132              146408             116958               103343
   2/02           74273              143583             112104                96925
   3/02           79606              148981             115983               102702
   4/02           76342              139953             106519                96468
   5/02           74747              138931             103941                93670
   6/02           68460              129039              94326                84940
   7/02           61614              118987              89138                76964
   8/02           61454              119761              89406                76379
   9/02           56440              106755              80134                70452
  10/02           58748              116138              87483                75835
  11/02           61615              122967              92233                80582
  12/02           57314              115749              85860                74635
   1/03           56758              112728              83773                73404
   2/03           55805              111037              83388                72905
   3/03           56681              112114              84939                74064
   4/03           60263              121341              91216                79478
   5/03           65042              127724              95768                85319
   6/03           65835              129359              97089                86309
   7/03           67745              131635              99507                88985
   8/03           70055              134202             101984                92544
   9/03           69102              132780             100893                90758
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  10/03           73165              140282             106563                97184
  11/03           74914              141516             107682                98962
  12/03           77783              148932             111408               101050
   1/04           79533              151672             113681               103566
   2/04           80726              153780             114408               104933
   3/04           80484              151458             112280               104619
   4/04           78174              149080             110978               101114
   5/04           79683              151123             113042               103500
   6/04           81037              154055             114455               105715
   7/04           76418              148955             107988                98252
   8/04           75539              149551             107459                96866
   9/04           78010              151166             108480               100605
  10/04           79047              153479             110172               102768
  11/04           83663              159680             113962               108297
  12/04           86131              165112             118431               112428
   1/05           85253              161087             114481               108372
   2/05           88041              164475             115700               109596
   3/05           85813              161566             113592               107283
   4/05           82784              158503             111428               103345
   5/05           86211              163542             116820               109703
   6/05           86849              163776             116389               110294
   7/05           91235              169864             122077               116813
   8/05           90998              168315             120505               116257
   9/05           92909              169678             121060               118130
  10/05           90679              166848             119883               115979
  11/05           94188              173152             125056               122181
  12/05           96016              173214             124664               122689
   1/06          101604              177800             126852               129022
   2/06           98810              178281             126651               126877
   3/06          101369              180500             128521               129758
   4/06          103204              182922             128346               130778
   5/06           99364              177664             123996               123130
   6/06           98728              177900             123506               122854
   7/06           96408              178996             121154               119124
   8/06           97045              183248             124934               122084
   9/06           97928              187968             128367               124887
  10/06          102002              194089             132879               130022
  11/06          103919              197775             135516               134016
  12/06          103722              200549             135975               133985
   1/07          104769              203579             139471               137111
   2/07          104130              199609             136849               134848
   3/07          106140              201837             137591               136000
   4/07          110481              210774             144069               141637
   5/07          114657              218122             149252               147778
   6/07          114095              214501             147024               146477
   7/07          112726              207859             144745               143436
   8/07          114496              210970             147051               144856
   9/07          121160              218851             153211               152607
  10/07          124298              222332             158426               159026
  11/07          121812              213034             152590               151305
  12/07          121824              211559             152038               151118
   1/08          112663              198871             140182               138685
   2/08          112742              192416             137398               135280
   3/08          111186              191584             136562               132734
   4/08          117490              200912             143731               141130
   5/08          122730              203514             148999               145805
   6/08          115943              186373             138268               136263
   7/08          110876              184806             135639               131968
   8/08          109491              187480             137100               131702
   9/08           96888              170794             121223               114534
  10/08           80652              142140              99857                92788
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C SHARES (OLDEST SHARE CLASSES WITH SALES CHARGES)
Index data and Fund data from 10/31/05
                                                                                                       Lipper Multi-Cap
            AIM Summit Fund-    AIM Summit Fund-    AIM Summit Fund-     S&P 500      Russell 1000       Growth Funds
Date         Class A Shares      Class B Shares      Class C Shares     Index(1)    Growth Index(1)        Index(1)

10/31/05          $ 9450             $10000              $10000          $10000          $10000             $10000
   11/05            9816              10378               10378           10378           10431              10535
   12/05            9998              10562               10571           10382           10399              10579
    1/06           10581              11170               11179           10656           10581              11125
    2/06           10290              10862               10861           10685           10564              10940
    3/06           10557              11126               11134           10818           10720              11188
    4/06           10748              11319               11319           10963           10706              11276
    5/06           10339              10888               10888           10648           10343              10617
    6/06           10273              10809               10817           10662           10302              10593
    7/06           10032              10553               10553           10728           10106              10271
    8/06           10098              10615               10614           10983           10421              10526
    9/06           10190              10703               10702           11266           10708              10768
   10/06           10606              11134               11133           11633           11084              11211
   11/06           10805              11328               11336           11854           11304              11555
   12/06           10776              11303               11302           12020           11342              11552
    1/07           10885              11409               11408           12202           11634              11822
    2/07           10826              11338               11338           11964           11415              11627
    3/07           11035              11541               11550           12097           11477              11726
    4/07           11478              12001               12001           12633           12017              12212
    5/07           11913              12452               12452           13073           12450              12742
    6/07           11855              12372               12381           12856           12264              12630
    7/07           11713              12223               12222           12458           12074              12367
    8/07           11880              12400               12399           12644           12266              12490
    9/07           12575              13116               13116           13117           12780              13158
   10/07           12902              13444               13444           13325           13215              13712
   11/07           12643              13161               13160           12768           12728              13046
   12/07           12643              13155               13155           12680           12682              13030
    1/08           11690              12160               12159           11919           11693              11958
    2/08           11698              12160               12150           11532           11461              11664
    3/08           11527              11980               11980           11483           11391              11445
    4/08           12191              12661               12652           12042           11989              12169
    5/08           12727              13208               13208           12198           12429              12572
    6/08           12021              12465               12464           11170           11534              11749
    7/08           11493              11909               11908           11076           11314              11379
    8/08           11349              11756               11756           11237           11436              11356
    9/08           10046              10402               10393           10237           10112               9875
   10/08            8353               8390                8635            8518            8331               8002
====================================================================================================================================

(1) Lipper Inc.

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (10/31/05)                -5.82%   CLASS A SHARES
 1 Year                            -38.83    Inception (10/31/05)                 0.16%
                                              1 Year                            -24.48
CLASS B SHARES
Inception (10/31/05)                -5.68%   CLASS B SHARES
 1 Year                            -38.87    Inception (10/31/05)                 0.35%
                                              1 Year                            -24.61
CLASS C SHARES
Inception (10/31/05)                -4.77%   CLASS C SHARES
 1 Year                            -36.40    Inception (10/31/05)                 1.33%
                                              1 Year                            -21.55
CLASS P SHARES
Inception (11/1/82)                  8.36%   CLASS P SHARES
10 Years                             0.23    Inception (11/1/82)                  9.16%
 5 Years                             1.95    10 Years                             2.70
 1 Year                            -35.17     5 Years                             6.99
                                              1 Year                            -20.05
CLASS Y SHARES                               ==========================================
Inception                           -4.03%
 1 Year                            -35.26
==========================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER    SECTIONS OF THIS REPORT THAT ARE BASED ON
3, 2008; RETURNS SINCE THAT DATE ARE         EXPENSES INCURRED DURING THE PERIOD
ACTUAL RETURNS. ALL OTHER RETURNS ARE        COVERED BY THIS REPORT.
BLENDED RETURNS OF ACTUAL CLASS Y SHARE
PERFORMANCE AND RESTATED CLASS A SHARE          CLASS A SHARE PERFORMANCE REFLECTS THE
PERFORMANCE (FOR PERIODS PRIOR TO THE        MAXIMUM 5.50% SALES CHARGE, AND CLASS B
INCEPTION DATE OF CLASS Y SHARES) AT NET     AND CLASS C SHARE PERFORMANCE REFLECTS THE
ASSET VALUE. THE RESTATED CLASS A SHARE      APPLICABLE CONTINGENT DEFERRED SALES
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
APPLICABLE TO CLASS A SHARES AS WELL AS      CDSC ON CLASS B SHARES DECLINES FROM 5%
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
RECEIVED BY CLASS A SHARES. CLASS A          THE BEGINNING OF THE SEVENTH YEAR. THE
SHARES' INCEPTION DATE IS OCTOBER 31,        CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
2005.                                        YEAR AFTER PURCHASE. CLASS P SHARES DO NOT
                                             HAVE A FRONT-END SALES CHARGE OR
   THE PERFORMANCE DATA QUOTED REPRESENT     CONTINGENT DEFERRED SALES CHARGE (CDSC);
PAST PERFORMANCE AND CANNOT GUARANTEE        THEREFORE, RETURNS SHOWN ARE AT NET ASSET
COMPARABLE FUTURE RESULTS; CURRENT           VALUE. CLASS Y SHARES DO NOT HAVE A
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   FRONT-END SALES CHARGE OR A CDSC;
VISIT INVESCOAIM.COM FOR THE MOST RECENT     THEREFORE, PERFORMANCE IS AT NET ASSET
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   VALUE. THE PERFORMANCE NUMBERS SHOWN DO
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    NOT REFLECT THE CREATION AND SALES CHARGES
IN NET ASSET VALUE AND THE EFFECT OF THE     AND OTHER FEES ASSESSED BY THE AIM SUMMIT
MAXIMUM SALES CHARGE UNLESS OTHERWISE        INVESTORS PLANS, WHICH WERE DISSOLVED
STATED. INVESTMENT RETURN AND PRINCIPAL      EFFECTIVE DECEMBER 8, 2006.
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
A GAIN OR LOSS WHEN YOU SELL SHARES.            THE PERFORMANCE OF THE FUND'S SHARE
                                             CLASSES WILL DIFFER PRIMARILY DUE TO
   THE TOTAL ANNUAL FUND OPERATING EXPENSE   DIFFERENT SALES CHARGE STRUCTURES AND
RATIO SET FORTH IN THE MOST RECENT FUND      CLASS EXPENSES.
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B, CLASS C, CLASS P AND
CLASS Y SHARES WAS 1.09%, 1.84%, 1.84%,
0.94% AND 0.84%, RESPECTIVELY. THE EXPENSE
RATIOS PRESENTED ABOVE MAY VARY FROM THE
EXPENSE RATIOS PRESENTED IN OTHER


7               AIM SUMMIT FUND

AIM SUMMIT FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o  Effective September 30, 2003, only        o  The S&P 500--REGISTERED TRADEMARK--       o  The Chartered Financial Analyst--REGIS-
   previously established qualified plans       INDEX is a market                            TERED TRADEMARK-- (CFA--REGISTERED
   are eligible to purchase Class B shares      capitalization-weighted index covering       TRADEMARK--) designation is a globally
   of any AIM fund.                             all major areas of the U.S. economy. It      recognized standard for measuring the
                                                is not the 500 largest companies, but        competence and integrity of investment
o  Class P shares are closed to most            rather the most widely held 500              professionals.
   investors. For more information on who       companies chosen with respect to market
   may continue to invest in Class P            size, liquidity, and their industry.      o  The returns shown in management's
   shares, please see the Fund's                                                             discussion of Fund performance are
   prospectus.                               o  The RUSSELL 1000--REGISTERED                 based on net asset values calculated
                                                TRADEMARK-- GROWTH INDEX measures the        for shareholder transactions. Generally
o  Class Y shares are available only to         performance of those Russell 1000            accepted accounting principles require
   certain investors. Please see the            companies with higher price-to-book          adjustments to be made to the net
   prospectus for more information.             ratios and higher forecasted growth          assets of the Fund at period end for
                                                values. The Russell 1000 Growth Index        financial reporting purposes, and as
PRINCIPAL RISKS OF INVESTING IN THE FUND        is a trademark/service mark of the           such, the net asset values for
                                                Frank Russell Company.                       shareholder transactions and the
o  Investing in developing countries can        Russell--REGISTERED TRADEMARK-- is a         returns based on those net asset values
   add additional risk, such as high rates      trade- mark of the Frank Russell             may differ from the net asset values
   of inflation or sharply devalued             Company.                                     and returns reported in the Financial
   currencies against the U.S. dollar.                                                       Highlights.
   Transaction costs are often higher, and   o  The LIPPER MULTI-CAP GROWTH FUNDS INDEX
   there may be delays in settlement            is an equally weighted representation     o  Industry classifications used in this
   procedures.                                  of the largest funds in the Lipper           report are generally according to the
                                                Multi-Cap Growth Funds category. These       Global Industry Classification
o  Prices of equity securities change in        funds typically have an above-average        Standard, which was developed by and is
   response to many factors, including the      price-to-earnings ratio, price-to-book       the exclusive property and a service
   historical and prospective earnings of       ratio, and three-year sales-per-share        mark of MSCI Inc. and Standard &
   the issuer, the value of its assets,         growth value, compared to the S&P            Poor's.
   general economic conditions, interest        Composite 1500 Index.
   rates, investor perceptions and market
   liquidity.                                o  The Fund is not managed to track the
                                                performance of any particular index,
o  Foreign securities have additional           including the indexes defined here, and
   risks, including exchange rate changes,      consequently, the performance of the
   political and economic upheaval,             Fund may deviate significantly from the
   relative lack of information,                performance of the indexes.
   relatively low market liquidity, and
   the potential lack of strict financial    o  A direct investment cannot be made in
   and accounting controls and standards.       an index. Unless otherwise indicated,
                                                index results include reinvested
o  The Fund invests in "growth" stocks,         dividends, and they do not reflect
   which may be more volatile than other        sales charges. Performance of an index
   investment styles because growth stocks      of funds reflects fund expenses;
   are more sensitive to investor               performance of a market index does not.
   perceptions of an issuing company's
   growth potential.

o  There is no guarantee that the
   investment techniques and risk analysis
   used by the Fund's portfolio managers
   will produce the desired results.

o  The prices of securities held by the
   Fund may decline in response to market
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       ASMMX
=======================================================================================   Class B Shares                       BSMMX
                                                                                          Class C Shares                       CSMMX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class P Shares                       SMMIX
                                                                                          Class Y Shares                       ASMYX
                                                                                          ==========================================


8               AIM SUMMIT FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                       SHARES           VALUE
---------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-93.17%

AEROSPACE & DEFENSE-7.75%

General Dynamics Corp.                                   99,533    $    6,003,831
---------------------------------------------------------------------------------
Honeywell International Inc.                            411,261        12,522,897
---------------------------------------------------------------------------------
Lockheed Martin Corp.                                   143,082        12,169,124
---------------------------------------------------------------------------------
Precision Castparts Corp.                                60,451         3,917,829
---------------------------------------------------------------------------------
Raytheon Co.                                            870,295        44,480,777
---------------------------------------------------------------------------------
Rockwell Collins, Inc.                                  203,982         7,594,250
---------------------------------------------------------------------------------
Spirit AeroSystems Holdings Inc.-Class A(b)             260,889         4,208,140
---------------------------------------------------------------------------------
United Technologies Corp.                               599,480        32,947,421
=================================================================================
                                                                      123,844,269
=================================================================================


APPLICATION SOFTWARE-1.98%

Adobe Systems Inc.(b)                                   747,266        19,907,166
---------------------------------------------------------------------------------
Amdocs Ltd.(b)                                          212,851         4,801,919
---------------------------------------------------------------------------------
Autodesk, Inc.(b)                                       327,804         6,985,503
=================================================================================
                                                                       31,694,588
=================================================================================


AUTO PARTS & EQUIPMENT-0.20%

BorgWarner, Inc.                                        144,629         3,249,814
=================================================================================


BIOTECHNOLOGY-1.89%

Gilead Sciences, Inc.(b)                                660,013        30,261,596
=================================================================================


COAL & CONSUMABLE FUELS-2.43%

CONSOL Energy Inc.                                      574,423        18,031,138
---------------------------------------------------------------------------------
Peabody Energy Corp.                                    602,310        20,785,718
=================================================================================
                                                                       38,816,856
=================================================================================


COMMUNICATIONS EQUIPMENT-1.92%

Cisco Systems, Inc.(b)                                  440,308         7,824,273
---------------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                               1,000,041        15,180,622
---------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(b)                     152,376         7,684,322
=================================================================================
                                                                       30,689,217
=================================================================================


COMPUTER HARDWARE-0.81%

Apple Inc.(b)                                            60,404         6,498,866
---------------------------------------------------------------------------------
International Business Machines Corp.                    68,976         6,412,699
=================================================================================
                                                                       12,911,565
=================================================================================


CONSTRUCTION & ENGINEERING-2.38%

Chicago Bridge & Iron Co. N.V.-New York Shares          149,442         1,851,586
---------------------------------------------------------------------------------
Fluor Corp.                                             395,848        15,806,211
---------------------------------------------------------------------------------
Foster Wheeler Ltd.(b)                                  473,173        12,964,940
---------------------------------------------------------------------------------
Jacobs Engineering Group Inc.(b)                        204,520         7,450,664
=================================================================================
                                                                       38,073,401
=================================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-1.19%

Bucyrus International, Inc.                             160,345    $    3,869,125
---------------------------------------------------------------------------------
Deere & Co.                                             123,176         4,749,667
---------------------------------------------------------------------------------
Joy Global Inc.                                         229,053         6,637,956
---------------------------------------------------------------------------------
Komatsu Ltd. (Japan)                                    340,230         3,694,077
=================================================================================
                                                                       18,950,825
=================================================================================


DIVERSIFIED METALS & MINING-3.69%

BHP Billiton Ltd. (Australia)                         1,123,986        21,591,787
---------------------------------------------------------------------------------
Companhia Vale do Rio Doce-ADR (Brazil)                 675,968         8,868,700
---------------------------------------------------------------------------------
Rio Tinto PLC (United Kingdom)                          332,634        15,506,723
---------------------------------------------------------------------------------
Titanium Metals Corp.                                   203,497         1,894,557
---------------------------------------------------------------------------------
Xstrata PLC (United Kingdom)                            651,066        11,050,089
=================================================================================
                                                                       58,911,856
=================================================================================


EDUCATION SERVICES-0.26%

Apollo Group Inc.-Class A(b)                             60,772         4,224,262
=================================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-0.28%

Emerson Electric Co.                                    135,958         4,449,905
=================================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.51%

Waste Management, Inc.                                  261,375         8,162,741
=================================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-2.57%

Monsanto Co.                                             94,944         8,448,117
---------------------------------------------------------------------------------
Mosaic Co. (The)                                        466,343        18,378,578
---------------------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc. (Canada)              166,623        14,206,277
=================================================================================
                                                                       41,032,972
=================================================================================


FOOD RETAIL-1.80%

Kroger Co. (The)                                      1,049,715        28,825,174
=================================================================================


FOOTWEAR-0.31%

NIKE, Inc.-Class B                                       86,840         5,004,589
=================================================================================


HEALTH CARE EQUIPMENT-8.85%

Baxter International Inc.                               796,587        48,185,548
---------------------------------------------------------------------------------
Becton, Dickinson and Co.                               581,289        40,341,457
---------------------------------------------------------------------------------
Medtronic, Inc.                                         502,880        20,281,150
---------------------------------------------------------------------------------
St. Jude Medical, Inc.(b)                               858,586        32,652,025
=================================================================================
                                                                      141,460,180
=================================================================================


HEALTH CARE SERVICES-1.04%

Express Scripts, Inc.(b)                                132,002         8,000,641
---------------------------------------------------------------------------------
Quest Diagnostics Inc.                                  183,275         8,577,270
=================================================================================
                                                                       16,577,911
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM SUMMIT FUND

                                                       SHARES           VALUE
---------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT-0.65%

ABB Ltd. (Switzerland)(b)                               790,542    $   10,449,413
=================================================================================


HOUSEHOLD PRODUCTS-7.19%

Colgate-Palmolive Co.                                   884,214        55,493,271
---------------------------------------------------------------------------------
Procter & Gamble Co. (The)                              920,499        59,409,005
=================================================================================
                                                                      114,902,276
=================================================================================


INDUSTRIAL CONGLOMERATES-0.78%

McDermott International, Inc.(b)                        728,114        12,472,593
=================================================================================


INDUSTRIAL MACHINERY-0.44%

Fanuc Ltd. (Japan)                                      104,268         7,076,299
=================================================================================


INTEGRATED OIL & GAS-5.05%

Exxon Mobil Corp.                                       352,337        26,115,218
---------------------------------------------------------------------------------
Marathon Oil Corp.                                      497,274        14,470,673
---------------------------------------------------------------------------------
Occidental Petroleum Corp.                              658,840        36,591,974
---------------------------------------------------------------------------------
Suncor Energy, Inc. (Canada)                            150,000         3,588,000
=================================================================================
                                                                       80,765,865
=================================================================================


INTERNET SOFTWARE & SERVICES-1.19%

Google Inc.-Class A(b)                                   52,971        19,035,659
=================================================================================


IT CONSULTING & OTHER SERVICES-2.59%

Accenture Ltd.-Class A                                1,050,029        34,703,458
---------------------------------------------------------------------------------
Cognizant Technology Solutions Corp.-Class A(b)         348,163         6,684,730
=================================================================================
                                                                       41,388,188
=================================================================================


MARINE-1.42%

Mitsui O.S.K. Lines, Ltd. (Japan)                     1,834,362         9,712,599
---------------------------------------------------------------------------------
Nippon Yusen Kabushiki Kaisha (Japan)                 2,703,942        12,961,150
=================================================================================
                                                                       22,673,749
=================================================================================


MULTI-LINE INSURANCE-0.33%

Assurant, Inc.                                          207,882         5,296,833
=================================================================================


OIL & GAS DRILLING-1.87%

ENSCO International Inc.                                182,178         6,924,586
---------------------------------------------------------------------------------
Transocean Inc.(b)                                      278,768        22,950,969
=================================================================================
                                                                       29,875,555
=================================================================================


OIL & GAS EQUIPMENT & SERVICES-3.98%

Baker Hughes Inc.                                       404,440        14,135,178
---------------------------------------------------------------------------------
Cameron International Corp.(b)                          553,702        13,432,811
---------------------------------------------------------------------------------
Gulfmark Offshore, Inc.(b)                              152,777         5,652,749
---------------------------------------------------------------------------------
Halliburton Co.                                         173,011         3,423,888
---------------------------------------------------------------------------------
National-Oilwell Varco Inc.(b)                          312,779         9,348,964
---------------------------------------------------------------------------------
Schlumberger Ltd.                                       340,608        17,592,403
=================================================================================
                                                                       63,585,993
=================================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.85%

Apache Corp.                                             95,070         7,827,113
---------------------------------------------------------------------------------
Devon Energy Corp.                                       72,080         5,828,389
=================================================================================
                                                                       13,655,502
=================================================================================


OIL & GAS REFINING & MARKETING-0.79%

Valero Energy Corp.                                     609,597        12,545,506
=================================================================================


PACKAGED FOODS & MEATS-3.31%

General Mills, Inc.                                      91,166         6,175,585
---------------------------------------------------------------------------------
Kellogg Co.                                             927,345        46,756,735
=================================================================================
                                                                       52,932,320
=================================================================================


PERSONAL PRODUCTS-0.82%

Avon Products, Inc.                                     235,404         5,845,081
---------------------------------------------------------------------------------
Chattem, Inc.(b)                                         96,226         7,281,422
=================================================================================
                                                                       13,126,503
=================================================================================


PHARMACEUTICALS-4.60%

Abbott Laboratories                                     109,254         6,025,358
---------------------------------------------------------------------------------
Johnson & Johnson                                       968,605        59,414,231
---------------------------------------------------------------------------------
Shire PLC (United Kingdom)                              606,467         8,014,044
=================================================================================
                                                                       73,453,633
=================================================================================


PROPERTY & CASUALTY INSURANCE-4.00%

ACE Ltd. (Switzerland)                                  523,778        30,043,906
---------------------------------------------------------------------------------
Chubb Corp. (The)                                       651,404        33,938,148
=================================================================================
                                                                       63,982,054
=================================================================================


PUBLISHING-0.35%

Morningstar, Inc.(b)                                    150,433         5,632,212
=================================================================================


RESTAURANTS-0.33%

McDonald's Corp.                                         91,238         5,285,417
=================================================================================


SOFT DRINKS-6.37%

Coca-Cola Co. (The)                                   1,243,485        54,787,949
---------------------------------------------------------------------------------
Hansen Natural Corp.(b)                                 187,528         4,748,209
---------------------------------------------------------------------------------
PepsiCo, Inc.                                           741,992        42,300,964
=================================================================================
                                                                      101,837,122
=================================================================================


SYSTEMS SOFTWARE-3.16%

Microsoft Corp.                                       2,260,253        50,471,450
=================================================================================


WIRELESS TELECOMMUNICATION SERVICES-3.24%

China Mobile Ltd. (China)                               799,604         7,016,000
---------------------------------------------------------------------------------
KDDI Corp. (Japan)                                        7,483        44,702,770
=================================================================================
                                                                       51,718,770
=================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,881,722,967)                                        1,489,304,633
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM SUMMIT FUND

                                                       SHARES           VALUE
---------------------------------------------------------------------------------

MONEY MARKET FUNDS-8.24%

Liquid Assets Portfolio-Institutional Class(c)       65,835,826    $   65,835,826
---------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             65,835,826        65,835,826
=================================================================================
     Total Money Market Funds (Cost $131,671,652)                     131,671,652
=================================================================================
TOTAL INVESTMENTS-101.41% (Cost $2,013,394,619)                     1,620,976,285
=================================================================================
OTHER ASSETS LESS LIABILITIES-(1.41)%                                 (22,557,224)
=================================================================================
NET ASSETS-100.00%                                                 $1,598,419,061
_________________________________________________________________________________
=================================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM SUMMIT FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $1,881,722,967)                        $1,489,304,633
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  131,671,652
=======================================================
     Total investments (Cost
       $2,013,394,619)                    1,620,976,285
=======================================================
Foreign currencies, at value (Cost
  $202)                                             163
-------------------------------------------------------
Receivables for:
  Investments sold                              436,673
-------------------------------------------------------
  Fund shares sold                              820,629
-------------------------------------------------------
  Dividends                                   3,280,955
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              65,418
-------------------------------------------------------
Other assets                                     84,098
=======================================================
     Total assets                         1,625,664,221
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                      25,235,712
-------------------------------------------------------
  Fund shares reacquired                        936,728
-------------------------------------------------------
  Accrued fees to affiliates                    410,301
-------------------------------------------------------
  Accrued other operating expenses              384,227
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              278,192
=======================================================
     Total liabilities                       27,245,160
=======================================================
Net assets applicable to shares
  outstanding                            $1,598,419,061
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $1,884,575,513
-------------------------------------------------------
Undistributed net investment income          10,019,253
-------------------------------------------------------
Undistributed net realized gain              96,161,561
-------------------------------------------------------
Unrealized appreciation (depreciation)     (392,337,266)
=======================================================
                                         $1,598,419,061
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                  $   25,528,665
_______________________________________________________
=======================================================
Class B                                  $    3,256,271
_______________________________________________________
=======================================================
Class C                                  $    4,408,361
_______________________________________________________
=======================================================
Class P                                  $1,554,239,949
_______________________________________________________
=======================================================
Class Y                                  $      223,539
_______________________________________________________
=======================================================
Institutional Class                      $   10,762,276
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                       2,603,531
_______________________________________________________
=======================================================
Class B                                         337,805
_______________________________________________________
=======================================================
Class C                                         457,711
_______________________________________________________
=======================================================
Class P                                     157,805,741
_______________________________________________________
=======================================================
Class Y                                          22,787
_______________________________________________________
=======================================================
Institutional Class                           1,097,402
_______________________________________________________
=======================================================
Class A:
  Net asset value per share              $         9.81
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $9.81 divided
       by 94.50%)                        $        10.38
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                           $         9.64
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                           $         9.63
_______________________________________________________
=======================================================
Class P:
  Net asset value and offering price
     per share                           $         9.85
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                           $         9.81
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                           $         9.81
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM SUMMIT FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $383,986)                           $  26,763,261
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $312,016)                                                                         5,231,209
================================================================================================
     Total investment income                                                          31,994,470
================================================================================================


EXPENSES:

Advisory fees                                                                         14,391,724
------------------------------------------------------------------------------------------------
Administrative services fees                                                             476,349
------------------------------------------------------------------------------------------------
Custodian fees                                                                           191,825
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                 53,376
------------------------------------------------------------------------------------------------
  Class B                                                                                 37,226
------------------------------------------------------------------------------------------------
  Class C                                                                                 30,815
------------------------------------------------------------------------------------------------
  Class P                                                                              2,240,059
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, P and Y                                                2,946,014
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                         447
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 76,815
------------------------------------------------------------------------------------------------
Other                                                                                    627,299
================================================================================================
     Total expenses                                                                   21,071,949
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (307,864)
================================================================================================
     Net expenses                                                                     20,764,085
================================================================================================
Net investment income                                                                 11,230,385
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(1,314,898))                                                     104,791,693
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                  (1,030,436)
================================================================================================
                                                                                     103,761,257
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (992,787,880)
================================================================================================
  Foreign currencies                                                                      84,115
================================================================================================
                                                                                    (992,703,765)
================================================================================================
Net realized and unrealized gain (loss)                                             (888,942,508)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(877,712,123)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM SUMMIT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008               2007
------------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                   $    11,230,385     $   13,022,934
------------------------------------------------------------------------------------------------------------
  Net realized gain                                                           103,761,257        242,702,771
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (992,703,765)       232,367,826
============================================================================================================
     Net increase (decrease) in net assets resulting from operations         (877,712,123)       488,093,531
============================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                         (54,298)           (22,943)
------------------------------------------------------------------------------------------------------------
  Class B                                                                          (1,045)            (8,165)
------------------------------------------------------------------------------------------------------------
  Class C                                                                            (481)              (783)
------------------------------------------------------------------------------------------------------------
  Class P                                                                     (12,056,742)       (14,056,491)
============================================================================================================
     Total distributions from net investment income                           (12,112,566)       (14,088,382)
============================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                        (172,545)                --
------------------------------------------------------------------------------------------------------------
  Class B                                                                         (41,100)                --
------------------------------------------------------------------------------------------------------------
  Class C                                                                         (18,906)                --
------------------------------------------------------------------------------------------------------------
  Class P                                                                     (32,666,131)                --
============================================================================================================
     Total distributions from net realized gains                              (32,898,682)               --
============================================================================================================
Share transactions-net:
  Class A                                                                      25,195,681          5,573,280
------------------------------------------------------------------------------------------------------------
  Class B                                                                       2,290,492          1,686,800
------------------------------------------------------------------------------------------------------------
  Class C                                                                       5,253,657            852,377
------------------------------------------------------------------------------------------------------------
  Class P                                                                    (131,838,250)      (251,273,210)
------------------------------------------------------------------------------------------------------------
  Class Y                                                                         250,118                 --
------------------------------------------------------------------------------------------------------------
  Institutional Class                                                          10,010,000                 --
============================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (88,838,302)      (243,160,753)
============================================================================================================
     Net increase (decrease) in net assets                                 (1,011,561,673)       230,844,396
============================================================================================================


NET ASSETS:

  Beginning of year                                                         2,609,980,734      2,379,136,338
============================================================================================================
  End of year (includes undistributed net investment income of
     $10,019,253 and $11,835,636, respectively)                           $ 1,598,419,061     $2,609,980,734
____________________________________________________________________________________________________________
============================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM SUMMIT FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  Prior to April 30, 2008, the Fund operated as AIM Summit Fund the sole series portfolio of AIM Summit Fund (the "Predecessor Fund"). The Predecessor Fund was reorganized on April 29, 2008, as a series Portfolio of the Trust.

  The Fund's investment objective is growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class P, Class Y and Institutional Class. Class P shares are not sold to members of the general public. Only shareholders who had accounts in the AIM Summit Investors Plans I and AIM Summit Investors Plans II at the close of business on December 8, 2006, may continue to purchase Class P shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class P, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


15        AIM SUMMIT FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations

16        AIM SUMMIT FUND
      resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $10 million                                            1.00%
-------------------------------------------------------------------
Next $140 million                                            0.75%
-------------------------------------------------------------------
Over $150 million                                            0.625%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $192,063.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $27,052.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Fund has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class P, Class Y and Institutional Class shares. The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C shares and Class P shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares and 0.10% of Class P shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.


17        AIM SUMMIT FUND

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $21,285 in front-end sales commissions from the sale of Class A shares and $263, $1,221 and $481 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $8,020,281 and securities sales of $6,668,105, which resulted in net realized gains (losses) of $(1,314,898).

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $88,749.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $7,982 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $12,112,566     $14,088,382
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        32,898,682              --
========================================================================================================
Total distributions                                                          $45,011,248     $14,088,382
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   10,323,010
-------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                           96,625,887
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (392,882,660)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                           81,068
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (303,757)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,884,575,513
=================================================================================================
Total net assets                                                                   $1,598,419,061
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.


18        AIM SUMMIT FUND

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $1,686,115,468 and $1,749,442,785, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  69,490,469
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (462,373,129)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(392,882,660)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $2,013,858,945.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and proxy costs, on October 31, 2008, undistributed net investment income was decreased by $934,202, undistributed net realized gain was decreased by $7,519,563 and shares of beneficial interest increased by $8,453,765 This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
                                                           ---------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                                        2008                              2007
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    2,679,401     $  35,774,684         588,245     $   8,272,526
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      370,004         5,018,172         160,779         2,153,255
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      477,619         6,293,364          66,606           933,942
--------------------------------------------------------------------------------------------------------------------------
  Class P                                                    8,007,696       110,158,101       8,990,173       122,364,910
--------------------------------------------------------------------------------------------------------------------------
  Class Y(a)                                                    22,820           250,419              --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                     1,097,402        10,010,000              --                --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       15,026           221,181           1,756            22,911
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        2,832            41,197             620             8,039
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,257            18,289              59               768
--------------------------------------------------------------------------------------------------------------------------
  Class P                                                    2,980,553        43,992,954       1,057,604        13,822,887
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                      136,065         1,806,992           8,545           110,806
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (138,026)       (1,806,992)         (8,625)         (110,806)
==========================================================================================================================
Reacquired:
  Class A(a)                                                  (978,638)      (12,607,176)       (206,707)       (2,832,963)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (76,387)         (961,885)        (27,253)         (363,688)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (86,627)       (1,057,996)         (6,151)          (82,333)
--------------------------------------------------------------------------------------------------------------------------
  Class P                                                  (20,909,802)     (285,989,305)    (28,235,421)     (387,461,007)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(a)                                                       (33)             (301)             --                --
==========================================================================================================================
     Net increase (decrease) in share activity              (6,398,838)    $ (88,838,302)    (17,609,770)    $(243,160,753)
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

CLASS                                                                       SHARES       AMOUNT
------------------------------------------------------------------------------------------------
  Class Y                                                                   21,805     $ 239,419
------------------------------------------------------------------------------------------------
  Class A                                                                  (21,805)     (239,419)
________________________________________________________________________________________________
================================================================================================



(b)  Commencement date of October 3, 2008.


19        AIM SUMMIT FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                   NET GAINS
                                                    (LOSSES)
                         NET ASSET       NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                          VALUE,     INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                       BEGINNING OF    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                          PERIOD       (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08       $15.42       $ 0.05(c)     $(5.40)      $(5.35)     $(0.06)       $(0.20)        $(0.26)      $ 9.81
Year ended 10/31/07        12.74         0.05(c)       2.70         2.75       (0.07)           --          (0.07)       15.42
Year ended 10/31/06        11.38         0.04(c)       1.35         1.39       (0.03)           --          (0.03)       12.74
Year ended
  10/31/05(e)              11.38           --            --           --          --            --             --        11.38
--------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08        15.20        (0.05)(c)     (5.30)       (5.35)      (0.01)        (0.20)         (0.21)        9.64
Year ended 10/31/07        12.64        (0.05)(c)      2.66         2.61       (0.05)           --          (0.05)       15.20
Year ended 10/31/06        11.38        (0.05)(c)      1.34         1.29       (0.03)           --          (0.03)       12.64
Year ended
  10/31/05(e)              11.38           --            --           --          --            --             --        11.38
--------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08        15.20        (0.05)(c)     (5.31)       (5.36)      (0.01)        (0.20)         (0.21)        9.63
Year ended 10/31/07        12.64        (0.05)(c)      2.66         2.61       (0.05)           --          (0.05)       15.20
Year ended 10/31/06        11.38        (0.05)(c)      1.34         1.29       (0.03)           --          (0.03)       12.64
Year ended
  10/31/05(e)              11.38           --            --           --          --            --             --        11.38
--------------------------------------------------------------------------------------------------------------------------------
CLASS P
Year ended 10/31/08        15.47         0.07(c)      (5.42)       (5.35)      (0.07)        (0.20)         (0.27)        9.85
Year ended 10/31/07        12.77         0.07(c)       2.71         2.78       (0.08)           --          (0.08)       15.47
Year ended 10/31/06        11.38         0.07(c)       1.35         1.42       (0.03)           --          (0.03)       12.77
Year ended 10/31/05         9.93         0.04(f)       1.42         1.46       (0.01)           --          (0.01)       11.38
Year ended 10/31/04         9.19        (0.01)         0.75         0.74          --            --             --         9.93
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)              10.98         0.00(c)      (1.17)       (1.17)         --            --             --         9.81
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended
  10/31/08(e)              10.98         0.00(c)      (1.17)       (1.17)         --            --             --         9.81
________________________________________________________________________________________________________________________________
================================================================================================================================

                                                      RATIO OF          RATIO OF
                                                      EXPENSES          EXPENSES
                                                     TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                     NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                    NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                         TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                       RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08      (35.26)%   $   25,529          1.06%(d)          1.07%(d)        0.34%(d)       79%
Year ended 10/31/07       21.65         11,591          1.08              1.08            0.37           41
Year ended 10/31/06       12.23          4,584          1.19              1.19            0.32           76
Year ended
  10/31/05(e)                --             10            --                --              --           31
---------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08      (35.70)         3,256          1.81(d)           1.82(d)        (0.41)(d)       79
Year ended 10/31/07       20.74          2,727          1.83              1.83           (0.38)          41
Year ended 10/31/06       11.34            681          1.94              1.94           (0.43)          76
Year ended
  10/31/05(e)                --             10            --                --              --           31
---------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08      (35.77)         4,408          1.81(d)           1.82(d)        (0.41)(d)       79
Year ended 10/31/07       20.74            995          1.83              1.83           (0.38)          41
Year ended 10/31/06       11.34             63          1.94              1.94           (0.43)          76
Year ended
  10/31/05(e)                --             10            --                --              --           31
---------------------------------------------------------------------------------------------------------------
CLASS P
Year ended 10/31/08      (35.17)     1,554,240          0.91(d)           0.92(d)         0.49(d)        79
Year ended 10/31/07       21.85      2,594,668          0.92              0.94            0.52           41
Year ended 10/31/06       12.49      2,373,809          0.91              1.05            0.60           76
Year ended 10/31/05       14.71      2,242,529          0.93              1.08            0.36(f)        31
Year ended 10/31/04        8.05      2,081,288          0.96              1.16           (0.15)          31
---------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)            (10.66)           224          0.85(d)(g)        0.86(d)(g)      0.55(d)(g)     79
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended
  10/31/08(e)            (10.66)        10,762          0.80(d)(g)        0.81(d)(g)      0.60(d)(g)     79
_______________________________________________________________________________________________________________
===============================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $21,351, $3,723, $3,082, $2,240,059, $215 and $6,294 for Class A, Class B, Class C,
     Class P, Class Y and Institutional Class shares, respectively.
(e) Commencement date of Class A, Class B and Class C shares was October 31, 2005 and October 3, 2008 for Class Y and Institutional Class shares.
(f)  Net investment income per share and the ratio of net investment income
     (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.02 and 0.15%, respectively.
(g)  Annualized.


20        AIM SUMMIT FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM SUMMIT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Equity Funds and Shareholders of AIM Summit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Summit Fund (one of the funds constituting AIM Equity Funds, formerly the sole portfolio constituting AIM Summit Fund, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM SUMMIT FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
     Class A        $1,000.00       $685.10        $4.57       $1,019.71       $5.48        1.08%
---------------------------------------------------------------------------------------------------
     Class B         1,000.00        682.70         7.74        1,015.94        9.27        1.83
---------------------------------------------------------------------------------------------------
     Class C         1,000.00        682.50         7.74        1,015.94        9.27        1.83
---------------------------------------------------------------------------------------------------
     Class P         1,000.00        685.90         3.94        1,020.46        4.72        0.93
---------------------------------------------------------------------------------------------------
     Class Y         1,000.00        893.40         0.64        1,020.86        4.32        0.85
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM SUMMIT FUND

Supplement to Annual Report dated 10/31/08

AIM SUMMIT FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    Please note that past performance is
                                             For periods ended 10/31/08                   not indicative of future results. More
The following information has been                                                        recent returns may be more or less than
prepared to provide Institutional Class      Inception                           -4.03%   those shown. All returns assume
shareholders with a performance overview      1 Year                            -35.26    reinvestment of distributions at NAV.
specific to their holdings. Institutional    ==========================================   Investment return and principal value will
Class shares are offered exclusively to                                                   fluctuate so your shares, when redeemed,
institutional investors, including defined   Institutional Class shares' inception date   may be worth more or less than their
contribution plans that meet certain         is October 3, 2008. Returns since that       original cost. See full report for
criteria.                                    date are historical returns. All other       information on comparative benchmarks.
                                             returns are blended returns of historical    Please consult your Fund prospectus for
                                             Institutional Class share performance and    more information. For the most current
                                             restated Class A share performance (for      month-end performance, please call 800 451
                                             periods prior to the inception date of       4246 or visit invescoaim.com.
                                             Institutional Class shares) at net asset
                                             value (NAV) and reflect the Rule 12b-1
                                             fees applicable to Class A shares. Class A
                                             shares' inception date is October 31,
                                             2005.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

                                                The total annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.80%. The expense ratios presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

==========================================
NASDAQ SYMBOL                        SMITX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   SUM-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value and expenses in the below example are based on an investment of $1,000 invested on October 3, 2008 (commencement date) and held through October 31, 2008. The hypothetical ending account value and expenses in the below example are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during the period, October 3, 2008, through October 31, 2008. Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $893.40        $0.60       $1,021.11       $4.06        0.80%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 3, 2008 (commencement date), through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses over the six month period May 1, 2008, through October 31, 2008.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Institutional Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the share class has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Institutional Class shares of the Fund and other funds because such data is based on a full six month period.


AIM SUMMIT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        from one another and attributed different
Investment Funds is required under the       comparative performance and fee data         weight to the various factors. The
Investment Company Act of 1940 to approve    regarding the AIM Funds prepared by an       Trustees recognized that the advisory
annually the renewal of the AIM Summit       independent company, Lipper, Inc.            arrangements and resulting advisory fees
Fund's (the Fund) investment advisory        (Lipper), under the direction and            for the Fund and the other AIM Funds are
agreement with Invesco Aim Advisors, Inc.    supervision of the independent Senior        the result of years of review and
(Invesco Aim). During contract renewal       Officer who also prepares a separate         negotiation between the Trustees and
meetings held on June 18-19, 2008, the       analysis of this information for the         Invesco Aim, that the Trustees may focus
Board as a whole and the disinterested or    Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
"independent" Trustees, voting separately,   recommendations to the Investments           these arrangements in some years than in
approved the continuance of the Fund's       Committee regarding the performance, fees    others, and that the Trustees'
investment advisory agreement for another    and expenses of their assigned funds. The    deliberations and conclusions in a
year, effective July 1, 2008. In doing so,   Investments Committee considers each         particular year may be based in part on
the Board determined that the Fund's         Sub-Committee's recommendations and makes    their deliberations and conclusions of
investment advisory agreement is in the      its own recommendations regarding the        these same arrangements throughout the
best interests of the Fund and its           performance, fees and expenses of the AIM    year and in prior years.
shareholders and that the compensation to    Funds to the full Board. The Investments
Invesco Aim under the Fund's investment      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
advisory agreement is fair and reasonable.   SubCommittee's recommendations in making     INDEPENDENT WRITTEN FEE EVALUATION
                                             its annual recommendation to the Board
   The independent Trustees met separately   whether to approve the continuance of each   The discussion below serves as a summary
during their evaluation of the Fund's        AIM Fund's investment advisory agreement     of the Senior Officer's independent
investment advisory agreement with           and sub-advisory agreements for another      written evaluation with respect to the
independent legal counsel from whom they     year.                                        Fund's investment advisory agreement as
received independent legal advice, and the                                                well as a discussion of the material
independent Trustees also received              The independent Trustees are assisted     factors and related conclusions that
assistance during their deliberations from   in their annual evaluation of the Fund's     formed the basis for the Board's approval
the independent Senior Officer, a            investment advisory agreement by the         of the Fund's investment advisory
full-time officer of the AIM Funds who       independent Senior Officer. One              agreement and sub-advisory agreements.
reports directly to the independent          responsibility of the Senior Officer is to   Unless otherwise stated, information set
Trustees.                                    manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
                                             proposed management fees are negotiated      does not reflect any changes that may have
THE BOARD'S FUND EVALUATION PROCESS          during the annual contract renewal process   occurred since that date, including but
                                             to ensure that they are negotiated in a      not limited to changes to the Fund's
The Board's Investments Committee has        manner that is at arms' length and           performance, advisory fees, expense
established three Sub-Committees that are    reasonable. Accordingly, the Senior          limitations and/or fee waivers.
responsible for overseeing the management    Officer must either supervise a
of a number of the series portfolios of      competitive bidding process or prepare an    I. Investment Advisory Agreement
the AIM Funds. This Sub-Committee            independent written evaluation. The Senior
structure permits the Trustees to focus on   Officer has recommended that an                 A. Nature, Extent and Quality of
the performance of the AIM Funds that have   independent written evaluation be provided         Services Provided by Invesco Aim
been assigned to them. The Sub-Committees    and, at the direction of the Board, has
meet throughout the year to review the       prepared an independent written              The Board reviewed the advisory services
performance of their assigned funds, and     evaluation.                                  provided to the Fund by Invesco Aim under
the Sub-Committees review monthly and                                                     the Fund's investment advisory agreement,
quarterly comparative performance               During the annual contract renewal        the performance of Invesco Aim in
information and periodic asset flow data     process, the Board considered the factors    providing these services, and the
for their assigned funds. These materials    discussed below under the heading "Factors   credentials and experience of the officers
are prepared under the direction and         and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
supervision of the independent Senior        Written Fee Evaluation" in evaluating the    these services. The Board's review of the
Officer. Over the course of each year, the   fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Sub-Committees meet with portfolio           investment advisory agreement and            these services included the Board's
managers for their assigned funds and        sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
other members of management and review       renewal meetings and at their meetings       and product review process, various back
with these individuals the performance,      throughout the year as part of their         office support functions provided by
investment objective(s), policies,           ongoing oversight of the Fund. The Fund's    Invesco Aim, and Invesco Aim's equity and
strategies and limitations of these funds.   investment advisory agreement and            fixed income trading operations. The Board
                                             sub-advisory agreements were considered      concluded that the nature, extent and
   In addition to their meetings             separately, although the Board also          quality of the advisory services provided
throughout the year, the Sub-Committees      considered the common interests of all of    to the Fund by Invesco Aim were
meet at designated contract renewal          the AIM Funds in their deliberations. The    appropriate and that Invesco Aim currently
meetings each year to conduct an in-depth    Board considered all of the information      is providing satisfactory advisory
review of the performance, fees and          provided to them and did not identify any    services in accordance with the terms of
expenses of their assigned funds. During     particular factor that was controlling.      the Fund's investment advisory agreement.
the contract                                 Each Trustee may have evaluated the          In addition, based on their ongoing
                                             information provided differently             meetings throughout the year with the
                                                                                          Fund's portfolio manager or managers,

                                                                                                                           continued


24              AIM SUMMIT FUND

the Board concluded that these individuals   also reviewed more recent Fund performance   information, the Board concluded that the
are competent and able to continue to        and this review did not change their         Fund's advisory fees appropriately reflect
carry out their responsibilities under the   conclusions.                                 economies of scale at current asset
Fund's investment advisory agreement.                                                     levels. The Board also noted that the Fund
                                                C. Advisory Fees and Fee Waivers          shares directly in economies of scale
   In determining whether to continue the                                                 through lower fees charged by third party
Fund's investment advisory agreement, the    The Board compared the Fund's contractual    service providers based on the combined
Board considered the prior relationship      advisory fee rate to the contractual         size of all of the AIM Funds and
between Invesco Aim and the Fund, as well    advisory fee rates of funds in the Fund's    affiliates.
as the Board's knowledge of Invesco Aim's    expense group that are not managed by
operations, and concluded that it was        Invesco Aim, at a common asset level and        E. Profitability and Financial
beneficial to maintain the current           as of the end of the past calendar year.           Resources of Invesco Aim
relationship, in part, because of such       The Board noted that the Fund's
knowledge. The Board also considered the     contractual advisory fee rate was below      The Board reviewed information from
steps that Invesco Aim and its affiliates    the median contractual advisory fee rate     Invesco Aim concerning the costs of the
have taken over the last several years to    of funds in its expense group. The Board     advisory and other services that Invesco
improve the quality and efficiency of the    also reviewed the methodology used by        Aim and its affiliates provide to the Fund
services they provide to the AIM Funds in    Lipper in determining contractual fee        and the profitability of Invesco Aim and
the areas of investment performance,         rates.                                       its affiliates in providing these
product line diversification,                                                             services. The Board also reviewed
distribution, fund operations, shareholder      The Board also compared the Fund's        information concerning the financial
services and compliance. The Board           effective fee rate (the advisory fee after   condition of Invesco Aim and its
concluded that the quality and efficiency    any advisory fee waivers and before any      affiliates. The Board also reviewed with
of the services Invesco Aim and its          expense limitations/waivers) to the          Invesco Aim the methodology used to
affiliates provide to the AIM Funds in       advisory fee rates of other clients of       prepare the profitability information. The
each of these areas have generally           Invesco Aim and its affiliates with          Board considered the overall profitability
improved, and support the Board's approval   investment strategies comparable to those    of Invesco Aim, as well as the
of the continuance of the Fund's             of the Fund, including two mutual funds      profitability of Invesco Aim in connection
investment advisory agreement.               advised by Invesco Aim and four mutual       with managing the Fund. The Board noted
                                             funds sub-advised by an Invesco Aim          that Invesco Aim continues to operate at a
   B. Fund Performance                       affiliate. The Board noted that the Fund's   net profit, although increased expenses in
                                             rate was: (i) above the rates for the two    recent years have reduced the
The Board compared the Fund's performance    mutual funds; and (ii) above the             profitability of Invesco Aim and its
during the past one, three and five          sub-advisory fee rates for the four          affiliates. The Board concluded that the
calendar years to the performance of funds   sub-advised mutual funds.                    Fund's fees were fair and reasonable, and
in the Fund's performance group that are                                                  that the level of profits realized by
not managed by Invesco Aim, and against         The Board concluded that it was not       Invesco Aim and its affiliates from
the performance of all funds in the Lipper   necessary at this time to discuss with       providing services to the Fund was not
Multi-Cap Growth Funds Index and the         Invesco Aim whether to implement any fee     excessive in light of the nature, quality
Lipper Large-Cap Growth Funds Index. The     waivers or expense limitations because the   and extent of the services provided. The
Board also reviewed the criteria used by     Fund's total expenses were at or below the   Board considered whether Invesco Aim is
Invesco Aim to identify the funds in the     median total expenses of the funds in the    financially sound and has the resources
Fund's performance group for inclusion in    Fund's Lipper expense group that are not     necessary to perform its obligations under
the Lipper reports. The Board noted that     managed by Invesco Aim.                      the Fund's investment advisory agreement,
the Fund's performance was in the second                                                  and concluded that Invesco Aim has the
quintile of its performance group for the       After taking account of the Fund's        financial resources necessary to fulfill
one, three and five year periods (the        contractual advisory fee rate, as well as    these obligations.
first quintile being the best performing     the comparative advisory fee information
funds and the fifth quintile being the       discussed above, the Board concluded that       F. Independent Written Evaluation of
worst performing funds). The Board noted     the Fund's advisory fees were fair and             the Fund's Senior Officer
that the Fund's performance was above the    reasonable.
performance of both Indexes for the one,                                                  The Board noted that, at their direction,
three and five year periods. The Board          D. Economies of Scale and Breakpoints     the Senior Officer of the Fund, who is
also considered the steps Invesco Aim has                                                 independent of Invesco Aim and Invesco
taken over the last several years to         The Board considered the extent to which     Aim's affiliates, had prepared an
improve the quality and efficiency of the    there are economies of scale in Invesco      independent written evaluation to assist
services that Invesco Aim provides to the    Aim's provision of advisory services to      the Board in determining the
AIM Funds. The Board concluded that          the Fund. The Board also considered          reasonableness of the proposed management
Invesco Aim continues to be responsive to    whether the Fund benefits from such          fees of the AIM Funds, including the Fund.
the Board's focus on fund performance.       economies of scale through contractual       The Board noted that they had relied upon
Although the independent written             breakpoints in the Fund's advisory fee       the Senior Officer's written evaluation
evaluation of the Fund's Senior Officer      schedule or through advisory fee waivers     instead of a competitive bidding process.
only considered AIM Funds performance        or expense limitations. The Board noted      In determining whether to continue the
through the most recent calendar year, the   that the Fund's contractual advisory fee     Fund's investment advisory agreement, the
Board                                        schedule includes two breakpoints and that   Board considered the Senior Officer's
                                             the level of the Fund's advisory fees, as    written evaluation.
                                             a percentage of the Fund's net assets, has
                                             decreased as net assets increased because
                                             of the breakpoints. Based on this

                                                                                                                           continued

25              AIM SUMMIT FUND

   G. Collateral Benefits to Invesco Aim     payable by the Fund in an amount equal to    agreements for the Fund, as no Affiliated
      and its Affiliates                     100% of the net advisory fees Invesco Aim    Sub-Adviser currently manages any portion
                                             receives from the affiliated money market    of the Fund's assets.
The Board considered various other           funds with respect to the Fund's
benefits received by Invesco Aim and its     investment of uninvested cash, but not          C. Sub-Advisory Fees
affiliates resulting from Invesco Aim's      cash collateral. The Board considered the
relationship with the Fund, including the    contractual nature of this fee waiver and    The Board considered the services to be
fees received by Invesco Aim and its         noted that it remains in effect until at     provided by the Affiliated Sub-Advisers
affiliates for their provision of            least June 30, 2009. The Board concluded     pursuant to the sub-advisory agreements
administrative, transfer agency and          that the Fund's investment of uninvested     and the services to be provided by Invesco
distribution services to the Fund. The       cash and cash collateral from any            Aim pursuant to the Fund's investment
Board considered the performance of          securities lending arrangements in the       advisory agreement, as well as the
Invesco Aim and its affiliates in            affiliated money market funds is in the      allocation of fees between Invesco Aim and
providing these services and the             best interests of the Fund and its           the Affiliated Sub-Advisers pursuant to
organizational structure employed by         shareholders.                                the sub-advisory agreements. The Board
Invesco Aim and its affiliates to provide                                                 noted that the sub-advisory fees have no
these services. The Board also considered    II. Sub-Advisory Agreements                  direct effect on the Fund or its
that these services are provided to the                                                   shareholders, as they are paid by Invesco
Fund pursuant to written contracts which        A. Nature, Extent and Quality of          Aim to the Affiliated Sub-Advisers, and
are reviewed and approved on an annual             Services Provided by Affiliated        that Invesco Aim and the Affiliated
basis by the Board. The Board concluded            Sub-Advisers                           Sub-Advisers are affiliates. After taking
that Invesco Aim and its affiliates were                                                  account of the Fund's contractual
providing these services in a satisfactory   The Board reviewed the services to be        sub-advisory fee rate, as well as other
manner and in accordance with the terms of   provided by Invesco Trimark Ltd., Invesco    relevant factors, the Board concluded that
their contracts, and were qualified to       Asset Management Deutschland, GmbH,          the Fund's sub-advisory fees were fair and
continue to provide these services to the    Invesco Asset Management Limited, Invesco    reasonable.
Fund.                                        Asset Management (Japan) Limited, Invesco
                                             Australia Limited, Invesco Global Asset         D. Financial Resources of the
   The Board considered the benefits         Management (N.A.), Inc., Invesco Hong Kong         Affiliated Sub-Advisers
realized by Invesco Aim as a result of       Limited, Invesco Institutional (N.A.),
portfolio brokerage transactions executed    Inc. and Invesco Senior Secured              The Board considered whether each
through "soft dollar" arrangements. Under    Management, Inc. (collectively, the          Affiliated Sub-Adviser is financially
these arrangements, portfolio brokerage      "Affiliated Sub-Advisers") under the         sound and has the resources necessary to
commissions paid by the Fund and/or other    sub-advisory agreements and the              perform its obligations under its
funds advised by Invesco Aim are used to     credentials and experience of the officers   respective sub-advisory agreement, and
pay for research and execution services.     and employees of the Affiliated              concluded that each Affiliated Sub-Adviser
The Board noted that soft dollar             Sub-Advisers who will provide these          has the financial resources necessary to
arrangements shift the payment obligation    services. The Board concluded that the       fulfill these obligations.
for the research and execution services      nature, extent and quality of the services
from Invesco Aim to the funds and            to be provided by the Affiliated
therefore may reduce Invesco Aim's           Sub-Advisers were appropriate. The Board
expenses. The Board also noted that          noted that the Affiliated Sub-Advisers,
research obtained through soft dollar        which have offices and personnel that are
arrangements may be used by Invesco Aim in   geographically dispersed in financial
making investment decisions for the Fund     centers around the world, have been formed
and may therefore benefit Fund               in part for the purpose of researching and
shareholders. The Board concluded that       compiling information and making
Invesco Aim's soft dollar arrangements       recommendations on the markets and
were appropriate. The Board also concluded   economies of various countries and
that, based on their review and              securities of companies located in such
representations made by Invesco Aim, these   countries or on various types of
arrangements were consistent with            investments and investment techniques, and
regulatory requirements.                     providing investment advisory services.
                                             The Board concluded that the sub-advisory
   The Board considered the fact that the    agreements will benefit the Fund and its
Fund's uninvested cash and cash collateral   shareholders by permitting Invesco Aim to
from any securities lending arrangements     utilize the additional resources and
may be invested in money market funds        talent of the Affiliated Sub-Advisers in
advised by Invesco Aim pursuant to           managing the Fund.
procedures approved by the Board. The
Board noted that Invesco Aim will receive       B. Fund Performance
advisory fees from these affiliated money
market funds attributable to such            The Board did not view Fund performance as
investments, although Invesco Aim has        a relevant factor in considering whether
contractually agreed to waive through at     to approve the sub-advisory
least June 30, 2009, the advisory fees


26              AIM SUMMIT FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $41,448,681
     Qualified Dividend Income*                                 100%
     Corporate Dividends Received Deduction*                    100%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 20.47%, 20.90%, 20.46%, and 22.42%, respectively.


27        AIM SUMMIT FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1998          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1988          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM SUMMIT FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM SUMMIT FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the        [INVESCO AIM LOGO]
investment advisors for the products and services represented by Invesco Aim; they each provide                 - SERVICE MARK -
investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   SUM-AR-1   Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                                                                                   Percentage of
                                                                                                              Fees Billed Applicable
                                                    Percentage of Fees Billed                                      to Non-Audit
                                                     Applicable to Non-Audit                                   Services Provided for
                             Fees Billed for          Services Provided for                                    fiscal year end 2007
                        Services Rendered to the       fiscal year end 2008       Fees Billed for Services     Pursuant to Waiver of
                          Registrant for fiscal       Pursuant to Waiver of      Rendered to the Registrant        Pre-Approval
                              year end 2008        Pre-Approval Requirement(1)    for fiscal year end 2007        Requirement(1)
                        ------------------------   ---------------------------   --------------------------   ----------------------
Audit Fees                      $274,861                       N/A                        $225,022                     N/A
Audit-Related Fees(2)           $      0                         0%                       $ 20,222                       0%
Tax Fees(3)                     $ 49,351                         0%                       $ 55,143                       0%
All Other Fees                  $      0                         0%                       $      0                       0%
                                --------                                                  --------
Total Fees                      $324,212                         0%                       $300,387                       0%

PWC billed the Registrant aggregate non-audit fees of $49,351 for the fiscal year ended 2008, and $75,365 for the fiscal year ended 2007, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Audit-Related Fees for the fiscal year ended October 31, 2007 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3) Tax Fees for the fiscal year end October 31, 2008 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2007 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO INVESCO AIM AND INVESCO AIM AFFILIATES

     PWC billed Invesco Aim Advisors, Inc. ("Invesco Aim"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("Invesco Aim Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates as follows:

                        Fees Billed for                               Fees Billed for
                      Non-Audit Services                            Non-Audit Services
                      Rendered to Invesco    Percentage of Fees     Rendered to Invesco     Percentage of Fees
                      Aim and Invesco Aim   Billed Applicable to    Aim and Invesco Aim    Billed Applicable to
                        Affiliates for       Non-Audit Services       Affiliates for        Non-Audit Services
                     fiscal year end 2008    Provided for fiscal   fiscal year end 2007    Provided for fiscal
                      That Were Required        year end 2008       That Were Required        year end 2007
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                      by the Registrant's      of Pre-Approval      by the Registrant's        Pre-Approval
                        Audit Committee        Requirement(1)         Audit Committee         Requirement(1)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees           $ 0                     0%                    $ 0                      0%
Tax Fees                     $ 0                     0%                    $ 0                      0%
All Other Fees               $ 0                     0%                    $ 0                      0%
                             ---                                           ---
Total Fees(2)                $ 0                     0%                    $ 0                      0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2008, and $0 for the fiscal year ended 2007, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

     PwC advised the Funds' Audit Committee that PwC had identified two matters that required further consideration under the SEC's auditor independence rules.

     First, PwC was engaged to perform services to an affiliate of INVESCO PLC, including (a) consulting with respect to the acquisition by the affiliate of certain assets from a third party; and (b) providing expert testimony in connection with any arbitration proceeding or litigation arising from or relating to the transaction. SEC rules provide that an accountant is not independent if, at any point during the audit and professional engagement period, the accountant provides expert services unrelated to the audit to an audit client. Specifically, PwC would not be permitted to provide expert testimony nor perform other services in support of the client or its counsel in connection with a proceeding. Within days of being engaged to provide the services it was determined that some of the services contemplated in the engagement terms would be inconsistent with the SEC's auditor independence rules. A review of the services performed pursuant to the original agreement was conducted. It was concluded that the services performed were not inconsistent with the SEC's independence rules. Following the review, the initial engagement terms were modified to limit PwC's services to those permitted under the rules.

     Second, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies or trusts since 2001. Some of these companies held shares of INVESCO Nippon Warrants Fund (the "Investment."), an affiliate of INVESCO PL, formerly known as AMVESCAP PLC (the "Company"). The investment, which consisted of 2,070 shares, was initially entered into during July 1, 2001 - December 31, 2005.

     PwC informed the Audit Committee that the second matter could have constituted an investment in an affiliate of an audit client in violation of Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment, as it relates to the second matter, and that PwC did not believe either of these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the

     Funds' independent auditor. Based upon PwC's review and discussion, the audit committee concurred with PwC's conclusions in relation to its independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2008, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2008, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)  Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Equity Funds


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 8, 2009


By: /s/ SHERI MORRIS
    ---------------------------------
    Sheri Morris
    Principal Financial Officer

Date: January 8, 2009

                                  EXHIBIT INDEX

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.